                         RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                         Depositor,

                             RESIDENTIAL FUNDING COMPANY, LLC,

                                      Master Servicer,

                                            and

                              U.S. BANK NATIONAL ASSOCIATION,

                      Trustee and Supplemental Interest Trust Trustee

                              POOLING AND SERVICING AGREEMENT

                                DATED AS OF OCTOBER 30, 2006

                      MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                      Series 2006-RS6

                                      TABLE OF CONTENTS

                                                                        PAGE

                                         ARTICLE I
                                        DEFINITIONS

Section 1.01.  Definitions...................................................4

Section 1.02.  Determination of LIBOR.......................................51

                                         ARTICLE II

              CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.................................52

Section 2.02.  Acceptance by Trustee........................................57

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and
               the Depositor................................................58

Section 2.04.  Representations and Warranties of Residential Funding........61

Section 2.05.  Execution and Authentication of Certificates; Conveyance of

                                        ARTICLE III
                       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer...........................64

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders...........................................69

Section 3.06.  Assumption or Termination of Subservicing Agreements by
               Trustee .....................................................69

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial
               Account......................................................69

Section 3.08.  Subservicing Accounts; Servicing Accounts....................72

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity
               Coverage ....................................................76

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification

Section 3.16.  Servicing and Other Compensation; Eligible Master Servicing

                                         ARTICLE IV
                               PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account..........................................90

Section 4.02.  Distributions................................................91

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies;
               Exchange Act Reporting.......................................97

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by
               the Master Servicer.........................................102

Section 4.05.  Allocation of Realized Losses...............................103

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property106

Section 4.12.  Tax Treatment of Swap Payments and Swap Termination Payments110

                                         ARTICLE V
                                      THE CERTIFICATES

                                         ARTICLE VI
                           THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer
               120

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer
               120

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and
               Others......................................................121

Section 6.04.  Depositor and Master Servicer Not to Resign.................122

                                        ARTICLE VII
                                          DEFAULT

                                        ARTICLE VIII
                                   CONCERNING THE TRUSTEE

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
               130

                                         ARTICLE IX
                                        TERMINATION

Section 9.01.  Termination Upon Purchase by Residential Funding or Liquidation of All
               Mortgage Loans..............................................135

Section 9.02.  Additional Termination Requirements.........................139

                                         ARTICLE X
                                      REMIC PROVISIONS
Section 10.01. REMIC Administration........................................140

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification
               143

                                         ARTICLE XI
                                  MISCELLANEOUS PROVISIONS

                                        ARTICLE XII
                               COMPLIANCE WITH REGULATION AB

EXHIBITS

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class SB Certificate
Exhibit E      Form of Class R Certificate
Exhibit F      Form of Custodial Agreement
Exhibit G      Mortgage Loan Schedule
Exhibit H      Form of Request for Release
Exhibit I-1    Form of Transfer Affidavit and Agreement
Exhibit I-2    Form of Transferor Certificate
Exhibit J      Form of Investor Representation Letter
Exhibit K      Form of Transferor Representation Letter
Exhibit L      Text of Amendment to Pooling and Servicing Agreement Pursuant to
               Section 11.01(e) for a Limited Guaranty
Exhibit M      Form of Limited Guaranty
Exhibit N      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O      Form of Rule 144A Investment Representation
Exhibit P      [Reserved]
Exhibit Q-1    Form of ERISA Representation Letter [Class B Certificates]
Exhibit Q-2    Form of ERISA Representation Letter [Class A Certificates and Class M
               Certificates]
Exhibit R-1    Form 10-K Certification
Exhibit R-2    Form 10-K Back-up Certification
Exhibit S      Information to be Provided by the Master Servicer to the Rating Agencies
               Relating to Reportable Modified Mortgage Loans
Exhibit T      Schedule of Swap Agreement Notional Balances
Exhibit U      Swap Agreement
Exhibit V      Servicing Criteria To Be Addressed In Assessment of Compliance

      This  Pooling  and  Servicing  Agreement,  effective  as of October  30,  2006,  among
RESIDENTIAL  ASSET  MORTGAGE  PRODUCTS,  INC.,  as depositor  (together  with its  permitted successors  and assigns,  the  "Depositor"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns, the  "Master Servicer"),  and
U.S. BANK  NATIONAL  ASSOCIATION,  a national  association  organized  under the laws of the
United States,  as trustee  and  supplemental  interest  trust  trustee  (together  with its permitted  successors  and assigns,  the  "Trustee"  and the  "Supplemental  Interest  Trust
Trustee", respectively).

                                   PRELIMINARY STATEMENT:

      The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the "Certificates"),  to be issued hereunder in seventeen Classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage Loans
(as defined herein) and certain other related assets.

                                          REMIC I

      As  provided  herein,  the  REMIC Administrator  will  make an  election  to treat the segregated pool of assets  consisting of the Mortgage Loans and certain other related assets
(exclusive of the  Supplemental  Interest  Trust Account and the Swap  Agreement  subject to this Agreement as a real estate mortgage  investment conduit (a "REMIC") for  federal income tax purposes,  and such  segregated  pool of assets will be  designated  as  "REMIC I."  The
Class R-I  Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the  REMIC Provisions  (as defined  herein) under  federal  income tax law.  The
following   table   irrevocably   sets   forth  the   designation,   remittance   rate  (the
"Uncertificated  REMIC I Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the  "regular  interests"  in REMIC I (the  "REMIC I  Regular  Interests").  The
"latest possible maturity date" (determined for purposes of satisfying  Treasury  regulation
Section 1.860G-1(a)(4)(iii)) for  the REMIC I Regular  Interests  shall be the  Distribution
Date immediately  succeeding the 360th Distribution Date. The REMIC I Regular Interests will not be certificated.

                UNCERTIFICATED       INITIAL UNCERTIFICATED
                 REMIC I                  REMIC I             LATEST POSSIBLE
 DESIGNATION  PASS-THROUGH RATE       PRINCIPAL BALANCE         MATURITY DATE
     AA          Variable(1)           $367,500,047.79        November 25, 2036
     A-1         Variable(1)             $1,158,700           November 25, 2036
     A-2         Variable(1)              $687,280            November 25, 2036
     A-3         Variable(1)              $929,040            November 25, 2036
     A-4         Variable(1)              $509,980            November 25, 2036
     M-1         Variable(1)               $84,370            November 25, 2036
     M-2         Variable(1)               $78,750            November 25, 2036
     M-3         Variable(1)               $46,870            November 25, 2036
     M-4         Variable(1)               $43,120            November 25, 2036
     M-5         Variable(1)               $41,250            November 25, 2036
     M-6         Variable(1)               $31,870            November 25, 2036
     M-7         Variable(1)               $26,250            November 25, 2036
     M-8         Variable(1)               $24,370            November 25, 2036
     M-9         Variable(1)               $28,120            November 25, 2036
      B          Variable(1)               $31,870            November 25, 2036
     ZZ          Variable(1)            $3,778,160.98         November 25, 2036

(1)   Calculated in accordance with the definition of "Uncertificated  REMIC I  Pass-Through
Rate" herein.

                                          REMIC II

      As provided herein,  the  REMIC Administrator  will elect to treat the segregated pool of assets  consisting of the REMIC I  Regular  Interests as a REMIC for  federal  income tax purposes,  and  such  segregated  pool of  assets  will be  designated  as  "REMIC II".  The
Class R-II  Certificates  will represent the sole class of "residual  interests" in REMIC II for purposes of the  REMIC Provisions  under  federal  income tax law. The  following  table irrevocably sets forth the designation,  Pass-Through  Rate,  aggregate Initial  Certificate
Principal Balance,  certain features,  Final Scheduled Distribution Date and initial ratings for each Class of Certificates  comprising the interests representing "regular interests" in
REMIC II.  The "latest  possible  maturity  date"  (determined  for  purposes of  satisfying
Treasury  Regulation   Section 1.860G-1(a)(4)(iii)) for   each  Class  of  REMIC II  Regular
Interests shall be the Distribution Date immediately succeeding the 360th Distribution Date.

                                                   Aggregate
                                                    Initial
                                Pass-Through     Certificate      Final Scheduled
 Designation         Type           Rate       Principal Balance  Distribution Date     Initial Ratings
                                                                                       Moody's      S&P
Class A-1(1)        Senior     Adjustable(2)(3) $115,870,000       November 2025        Aaa        AAA
Class A-2(1)        Senior     Adjustable(2)(3)  $68,728,000         May 2030           Aaa        AAA
Class A-3(1)        Senior     Adjustable(2)(3)  $92,904,000         July 2035          Aaa        AAA
Class A-4(1)        Senior     Adjustable(2)(3)  $50,998,000     November 25, 2036      Aaa        AAA
Class M-1(1)      Mezzanine    Adjustable(2)(3)  $8,437,000      November 25, 2036      Aa1        AA+
Class M-2(1)      Mezzanine    Adjustable(2)(3)  $7,875,000      November 25, 2036      Aa2        AA
Class M-3(1)      Mezzanine    Adjustable(2)(3)  $4,687,000      November 25, 2036      Aa3        AA-
Class M-4(1)      Mezzanine    Adjustable(2)(3)  $4,312,000      November 25, 2036      A1         A+
Class M-5(1)      Mezzanine    Adjustable(2)(3)  $4,125,000      November 25, 2036      A2          A
Class M-6(1)      Mezzanine    Adjustable(2)(3)  $3,187,000      November 25, 2036      A3         A-
Class M-7(1)      Mezzanine    Adjustable(2)(3)  $2,625,000      November 25, 2036     Baa1       BBB+
Class M-8(1)      Mezzanine    Adjustable(2)(3)  $2,437,000      November 25, 2036     Baa2        BBB
Class M-9(1)      Mezzanine    Adjustable(2)(3)  $2,812,000      November 25, 2036     Baa3       BBB-
Class B          Subordinate   Adjustable(2)(3)  $3,187,000      November 25, 2036      Ba2        BB
Class SB
Interest         Subordinate     Variable(4)     $2,816,048.77           N/A             N/R        N/R
Class R-I          Residual          N/A              N/A                N/A             N/R        N/R
Class R-II         Residual          N/A              N/A                N/A             N/R        N/R

(1)      The Class  A Certificates,  Class M  Certificates and Class B  Certificates  will represent ownership of REMIC II  Regular  Interests  together with certain  rights to payments to be made from amounts  received  under the Swap  Agreement,  the payments on which will be deemed made for federal income tax purposes  outside of REMIC II by the Holder of the Class SB  Certificates as the Owner of
the Swap Agreement.
(2)      The  REMIC II  Regular  Interests,  the  ownership of which is  represented  by the Class A
Certificates,  Class M  Certificates and Class B  Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the  applicable  Margin,  each  subject to payment caps as described in the definition  of  "Pass-Through  Rate" and the  provisions  for the  payment  of  Class A  Basis  Risk
Shortfall  Carry-Forward  Amounts,  Class M Basis Risk Shortfall  Carry-Forward  Amounts and Class B
Basis  Risk  Shortfall  Carry-Forward  Amounts  herein,  which  payments  will  not be  part  of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3)      The Class  A Certificates,  Class M Certificates and Class B Certificates will also entitle their  holders to certain  payments  from the Holder of the  Class SB  Certificates  from amounts to which the related  REMIC II  Regular  Interest  component is  entitled,  which will not be a part of their ownership of the REMIC II Regular Interests.
(4)      The Class SB  Certificates  will accrue  interest as described in the definition of Accrued
Certificate  Interest.  The  Class SB  Certificates  will not accrue  interest on their  Certificate
Principal  Balance.  The Class SB  Certificates will be comprised of two REMIC II regular interests, a principal only regular interest  designated  component SB-PO and an interest only regular interest component  designated as SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the  Class SB  Certificates  to payments  from the Swap  Agreement  shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

      The  Mortgage  Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal  to
$375,000,048.77.  The Mortgage Loans are fixed-rate and  adjustable-rate,  fully amortizing, first lien  mortgage  loans  having  terms to maturity at  origination  or  modification  of generally not more than 30 years.

      In  consideration  of the mutual  agreements  herein  contained,  the  Depositor,  the
Master Servicer and the Trustee agree as follows:

ARTICLE I
                                        DEFINITIONS

Section 1.01.     Definitions.

      Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate  Interest:  With respect to each Distribution Date and the Class A
Certificates,  Class M Certificates  and Class B Certificates,  interest  accrued during the related Interest  Accrual Period on the Certificate  Principal  Balance thereof  immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

      The amount of Accrued  Certificate  Interest  on each Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the Mortgage  Loans during the prior calendar month (to the extent not covered by Eligible  Master  Servicing  Compensation pursuant to  Section 3.16) and  by the amount of Relief Act Shortfalls on the Mortgage Loans during  the  related  Due  Period,  in each case to the  extent  allocated  to that Class of
Certificates  pursuant to Section 4.02(g).  Accrued  Certificate  Interest for each Class on any  Distribution  Date shall be further reduced by the interest  portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

      With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued during the preceding  Interest Accrual Period at the related  Pass-Through  Rate for that Distribution Date on the Uncertificated  Notional Amount as specified in the definition of Pass-Through  Rate,  immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest Shortfalls to the extent not covered by Eligible Master  Servicing  Compensation  pursuant to Section 3.16 or by the Excess Cash Flow pursuant to  clauses (xvi) and  (xvii) of  Section 4.02(c)  or by the Swap  Agreement  pursuant to clauses  (iii) and (iv) of Section  4.09(c).  In  addition,
Accrued  Certificate  Interest  with respect to each  Distribution  Date, as to the Class SB
Certificates,  shall be  reduced by an amount  equal to the  interest  portion  of  Realized
Losses  allocated  to the  Overcollateralization  Amount  pursuant to  Section 4.05  hereof.
Accrued Certificate  Interest on the Class A Certificates,  Class M Certificates and Class B
Certificates  shall accrue on the basis of a 360-day  year and the actual  number of days in
the  related  Interest  Accrual  Period.   Accrued  Certificate  Interest  on  the  Class SB
Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

      Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the  Mortgage  Rate borne by the  related  Mortgage  Note,  less the related
Subservicing Fee Rate.

      Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related  Mortgage  Note on which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

      Advance:  With respect to any Mortgage Loan, any advance made by the  Master Servicer, pursuant to Section 4.04.

      Affected Party:  As defined in the Swap Agreement.

      Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with such first  Person.  For the  purposes  of this  definition,
"control" means the power to direct the management and policies of such Person,  directly or indirectly,  whether through the ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

      Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total  of the  amounts  held in the  Custodial  Account  at the  close  of  business  on the preceding Determination Date on account of (i) Liquidation Proceeds,  Subsequent Recoveries,
REO Proceeds,  Insurance  Proceeds,  Principal  Prepayments,  Mortgage Loan  purchases  made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries and
purchases of Mortgage  Loans that the  Master Servicer  has deemed to have been  received in the preceding month in accordance with  Section 3.07(b)) and  (ii) payments  which represent early  receipt of  scheduled  payments  of  principal  and  interest  due on a date or dates subsequent to the Due Date in the related Due Period.

      Appraised  Value:  With  respect  to any  Mortgaged  Property,  one of the  following:
(i) the  lesser  of  (a) the  appraised  value of such  Mortgaged  Property  based  upon the appraisal  made at the time of the  origination  of the related  Mortgage  Loan, and (b) the sales price of the  Mortgaged  Property at such time of  origination,  (ii) in the case of a
Mortgaged  Property  securing  a  refinanced  or  modified  Mortgage  Loan,  one of  (1) the appraised  value based upon the appraisal  made at the time of origination of the loan which was refinanced or modified,  (2) the  appraised value determined in an appraisal made at the time of refinancing or  modification  or (3) the sales price of the Mortgaged  Property,  or
(iii) with  respect to the Mortgage  Loans for which a broker's  price opinion was obtained, the value contained in such opinion.

      Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders,  which assignment,  notice of transfer or equivalent  instrument  may be in the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date, between  Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the Mortgagor to the  originator of the  Cooperative
Loan.

      Available  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount equal to (a) the  sum of (i) the  amount  relating to the  Mortgage  Loans on deposit in the
Custodial  Account as of the close of business on the  immediately  preceding  Determination
Date,  including any Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans,  (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit Date with respect to the Mortgage Loans,  (iii) any  amount  deposited in the  Certificate  Account on the related Certificate Account Deposit Date pursuant to  Section 3.12(a) in  respect of the
Mortgage Loans,  (iv) any amount that the  Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in  respect of the Mortgage Loans, (v) any amount  deposited  in the  Certificate  Account  pursuant  to  Section 4.07  and any amounts deposited in the Custodial  Account  pursuant to Section 9.01  and (vi) any amount described in  clauses  (i) and (ii) of  Section 4.09(c),  reduced  by  (b) the  sum as of the close of
business  on  the  immediately   preceding   Determination  Date  of:  (w) any  payments  or
collections  consisting  of  prepayment  charges on the  Mortgage  Loans that were  received during  the  related  Prepayment  Period,  (x) the  Amount  Held  for  Future  Distribution,
(y) amounts  permitted to be withdrawn by the  Master Servicer  from the  Custodial  Account pursuant to clauses (ii)-(xi),  inclusive,  of Section 3.10(a) and (z) any Net Swap Payments owed to the Swap  Counterparty and Swap Termination  Payments owed to the Swap  Counterparty not due to Swap Counterparty Trigger Event for such Distribution Date.

      Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

      Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Basis Risk Shortfall:  Any Class A Basis Risk Shortfall,  Class M Basis Risk Shortfall
or Class B Basis Risk Shortfall, as applicable.

      Basis  Risk  Shortfall   Carry-Forward   Amount:  Any  Class A  Basis  Risk  Shortfall
Carry-Forward  Amount,  Class M Basis Risk Shortfall  Carry-Forward  Amount or Class B Basis
Risk Shortfall Carry-Forward Amount, as applicable.

      Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

      Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota,  Illinois, Texas or Michigan (and
such other state or states in which the Custodial Account or the Certificate  Account are at
the time located) are required or authorized by law or executive order to be closed.

      Call Rights:  As defined in Section 9.01(e).

      Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount  of  unreimbursed  Advances  or  Servicing  Advances  that were  added to the  Stated
Principal  Balance of the related  Mortgage  Loans during the preceding  calendar  month and reimbursed to the  Master Servicer  or Subservicer  pursuant to  Section 3.10(a)(vii) on  or prior to such Distribution Date.

      Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer  that it has received all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash recoveries  which the  Master Servicer  reasonably  and in good faith  expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate:  Any  Class A  Certificate,  Class M  Certificate,  Class B  Certificate,
Class SB Certificate or Class R Certificate.

      Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled "U.S. Bank National  Association as trustee, in trust
for  the  registered  holders  of  Residential Asset   Mortgage  Products,   Inc.,  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-RS6" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

      Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

      Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the
beneficial  owner  of  such   Certificate,   as  reflected  on  the  books  of  an  indirect
participating  brokerage firm for which a Depository  Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and  otherwise on the books of the Depository.

      Certificate  Principal  Balance:  With  respect  to any  Class A,  Class M  or Class B
Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate
Principal  Balance of such  Certificate  as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts previously  distributed with respect to such Certificate
(or any predecessor  Certificate) and  applied to reduce the Certificate  Principal  Balance thereof pursuant to  Section 4.02(c) and  4.02(d) and (y) the aggregate of all reductions in
Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses
which   were    previously    allocated   to   such    Certificate   (or   any   predecessor
Certificate) pursuant  to  Section 4.05,  provided,  that with  respect to any  Distribution
Date, the  Certificate  Principal  Balance of each class of Class A Certificates  or Class M
Certificates and Class B Certificates to which a Realized Loss was previously  allocated and remains  unreimbursed  will be  increased,  sequentially,  as  follows:  first,  the Class A
Certificates  on a pro rata  basis,  then the Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9 and Class B Certificates,  in that order,  to the  extent  of  Realized  Losses  previously  allocated  thereto  and  remaining unreimbursed,  but only to the extent of Subsequent  Recoveries received during the previous calendar  month and  available  for  distribution  pursuant  to  Section 4.02(c)(xii).  With respect to each Class SB Certificate,  on any date of determination,  an amount equal to the
Percentage  Interest  evidenced by such Certificate  times an amount equal to the excess, if any, of (A) the then aggregate Stated  Principal  Balance of the Mortgage Loans over (B) the then  aggregate  Certificate  Principal  Balance  of  the  Class  A  Certificates,  Class  M
Certificates and Class B  Certificates then outstanding.  The Class R  Certificates will not have a Certificate Principal Balance.

      Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

      Certificateholder  or Holder:  The Person in whose name a Certificate is registered in
the  Certificate   Register,   except  that  neither  a  Disqualified   Organization  nor  a
Non-United States  Person  shall  be a  holder  of a  Class R  Certificate  for any  purpose hereof.  Solely  for the  purpose  of giving  any  consent  or  direction  pursuant  to this
Agreement, any Certificate, other than a Class R Certificate,  registered in the name of the
Depositor,  the  Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken  into  account  in  determining  whether  the  requisite  amount of  Percentage
Interests  or Voting  Rights  necessary  to effect any such  consent or  direction  has been obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall  reflect the rights of  Certificate  Owners as they may  indirectly  exercise  such  rights  through  the
Depository  and  participating  members  thereof,  except  as  otherwise  specified  herein;
provided,  however,  that the  Trustee  shall be  required  to  recognize  as a "Holder"  or
"Certificateholder"  only the  Person  in whose  name a  Certificate  is  registered  in the
Certificate Register.

      Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

      Class A Basis Risk Shortfall:  With respect to each Class of the Class A  Certificates and  any  Distribution  Date  for  which  the  Pass-Through  Rate  for  any  such  Class  of
Certificates  is equal to the Net WAC Cap Rate, an amount equal to the excess of (x) Accrued
Certificate Interest on that Class of Certificates on such Distribution Date,  calculated at a rate equal to LIBOR plus the related Class A Margin,  as calculated for such  Distribution
Date, over (y) Accrued  Certificate  Interest on such Class of Class A Certificates for such
Distribution Date calculated at the Net WAC Cap Rate.

      Class A  Basis Risk  Shortfall  Carry-Forward  Amount:  With  respect to each Class of
Class A  Certificates  and any  Distribution  Date, the sum of (a) the  aggregate  amount of
Class A Basis Risk Shortfall for such Class on such  Distribution  Date plus (b) any Class A
Basis  Risk  Shortfall  Carry-Forward  Amount  for  such  Class  remaining  unpaid  from the
preceding   Distribution   Date,   plus   (c) one   month's   interest   on  the  amount  in
clause (b) (based  on the number of days in the preceding  Interest Accrual Period),  to the extent previously unreimbursed by the Excess Cash Flow pursuant to  Section 4.02(c)(xvii) or amounts received under the Swap Agreement  pursuant to Section  4.09(c)(v),  at a rate equal to the related Pass-Through Rate.

      Class A  Certificate:  Any one of the  Class A-1,  Class A-2,  Class A-3  or Class A-4
Certificates.

      Class A  Interest   Distribution  Amount:  With  respect  to  each  Class  of  Class A
Certificates  and any  Distribution  Date,  the  aggregate  amount  of  Accrued  Certificate
Interest to be  distributed  to the holders of each such Class of Class A  Certificates  for such  Distribution  Date, plus any related Accrued  Certificate  Interest thereon  remaining unpaid from any prior Distribution Date.

      Class A  Margin:  With  respect  to  the  Class A-1  Certificates,   initially  0.070%
per annum,  and on any Distribution Date on or after the second  Distribution Date after the first possible Optional  Termination  Date, 0.070% per annum.  With respect to the Class A-2
Certificates,  initially  0.150%  per annum,  and on any  Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination  Date, 0.300% per annum. With respect to the Class A-3  Certificates,  initially 0.180% per annum,  and on any
Distribution  Date on or after  the  second  Distribution  Date  after  the  first  possible
Optional  Termination Date, 0.360%  per annum.  With respect to the Class A-4  Certificates,
initially  0.270%  per annum,   and  on  any  Distribution  Date  on  or  after  the  second
Distribution Date after the first possible Optional Termination Date, 0.540% per annum.

      Class A  Principal   Distribution  Amount:  With  respect  to  any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or  (ii) on  or after the  Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

            (i)   the Principal Distribution Amount for that Distribution Date; and

            (ii)  the excess, if any, of (A) the aggregate  Certificate Principal Balance of the Class A  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
      Floor.

      Class A-1  Certificate:  Any one of the Class A-1 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class A  Basis  Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

      Class A-2  Certificate:  Any one of the Class A-2 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class A  Basis  Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

      Class A-3  Certificate:  Any one of the Class A-3 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class A  Basis  Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

      Class A-4  Certificate:  Any one of the Class A-4 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M,  Class B,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class A  Basis  Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

      Class B Basis  Risk  Shortfall:  With  respect  to the  Class B  Certificates  and any
Distribution  Date for which the  Pass-Through  Rate for any such Class of  Certificates  is equal to the Net WAC Cap Rate,  an amount  equal to the  excess of (x)  Accrued  Certificate
Interest on that Class of  Certificates  on such  Distribution  Date,  calculated  at a rate equal to LIBOR plus the related Class B Margin,  as calculated  for such  Distribution  Date over (y) Accrued  Certificate  Interest on such Class of Certificates for such  Distribution
Date calculated at the Net WAC Cap Rate.

      Class B Basis  Risk  Shortfall  Carry-Forward  Amount:  With  respect  to the  Class B
Certificates  and any  Distribution  Date,  the sum of (a) the  aggregate  amount of Class B
Basis Risk  Shortfall  for such Class on such  Distribution  Date plus (b) any Class B Basis
Risk  Shortfall  Carry-Forward  Amount for such Class  remaining  unpaid from the  preceding
Distribution  Date, plus (c) one month's  interest on the amount in clause (b) (based on the number  of  days  in the  preceding  Interest  Accrual  Period),  to the  extent  previously unreimbursed by the Excess Cash Flow pursuant to Section  4.02(c)(xviii) or amounts received under the Swap  Agreement  pursuant  to Section  4.09(c)(v),  at a rate equal to the related
Pass-Through Rate.

      Class B Certificate:  Any one of the Class B Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as
Exhibit C, senior to the Class SB and Class R  Certificates  with  respect to  distributions and the  allocation of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated  as a  "regular  interest"  in  REMIC  II for  purposes  of  the  REMIC
Provisions  and (ii) the right to  receive  the Class B Basis Risk  Shortfall  Carry-Forward
Amount from the Excess  Cash Flow,  the  Supplemental  Interest  Trust  Account and the Swap
Agreement to the extent described herein.

      Class B  Margin:  With  respect  to the Class B  Certificates,  initially  2.250%  per annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible Optional Termination Date, 3.375% per annum.

      Class B Interest  Distribution  Amount:  With respect to the Class B Certificates  and any  Distribution  Date,  the  aggregate  amount  of  Accrued  Certificate  Interest  to  be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class B Principal  Distribution  Amount:  With  respect to any  Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution Date after  distribution of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4,  Class  M-5,  Class  M-6,  Class M-7,  Class M-8 and Class M-9  Principal  Distribution
Amounts or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

      (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution  of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

      (ii)  the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6,
Class M-7,  Class M-8 and Class M-9  Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8 and Class M-9 Principal  Distribution  Amounts for that Distribution Date) and (2)
the  Certificate  Principal  Balance of the Class B Certificates  immediately  prior to that
Distribution   Date  over  (B)  the  lesser  of  (x)  the  product  of  (1)  the  applicable
Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage
Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after
giving  effect  to   distributions  to  be  made  on  that   Distribution   Date,  over  the
Overcollateralization Floor.

      Class M Basis Risk  Shortfall:  With respect to the Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificates and any
Distribution  Date for which the  Pass-Through  Rate for any such Class of  Certificates  is equal to the Net WAC Cap Rate,  an amount  equal to the  excess of  (x) Accrued  Certificate
Interest on that Class of Certificates on such  Distribution Date calculated at a rate equal to LIBOR plus the related  Class M  Margin,  as calculated for such  Distribution  Date over
(y) Accrued   Certificate   Interest  on  such  Class  of  Class M   Certificates  for  such
Distribution Date calculated at the Net WAC Cap Rate.

      Class M Basis Risk  Shortfall  Carry-Forward  Amount:  With respect to the  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9
Certificates  and any  Distribution  Date,  the sum of (a) the  aggregate  amount of Class M
Basis Risk  Shortfall  for each such Class on such  Distribution  Date plus (b) any  Class M
Basis  Risk  Shortfall  Carry-Forward  Amount for such  Classes  remaining  unpaid  from the
preceding   Distribution   Date,   plus   (c) one   month's   interest   on  the  amount  in
clause (b) (based  on the number of days in the preceding  Interest Accrual Period),  to the extent previously unreimbursed by the Excess Cash Flow pursuant to  Section 4.02(c)(xvii) or amounts received under the Swap Agreement  pursuant to Section  4.09(c)(v),  at a rate equal to the related Pass-Through Rate.

      Class M  Certificate:  Any  one of the  Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8 or Class M-9 Certificates.

      Class M  Margin:  With  respect  to  the  Class M-1  Certificates,   initially  0.310%
per annum,  and on any Distribution Date on or after the second  Distribution Date after the first possible Optional  Termination  Date, 0.465% per annum.  With respect to the Class M-2
Certificates,  initially  0.330%  per annum,  and on any  Distribution  Date on or after the second  Distribution  Date  after the  first  possible  Optional  Termination  Date,  0.495%
per annum.  With respect to the Class M-3 Certificates,  initially 0.380% per annum,  and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible
Optional  Termination Date, 0.570%  per annum.  With respect to the Class M-4  Certificates,
initially  0.410%  per annum,   and  on  any  Distribution  Date  on  or  after  the  second
Distribution  Date after the first possible  Optional  Termination  Date,  0.615% per annum.
With  respect  to  the  Class M-5  Certificates,  initially  0.450%  per annum,  and  on any
Distribution  Date on or after  the  second  Distribution  Date  after  the  first  possible
Optional  Termination Date, 0.675%  per annum.  With respect to the Class M-6  Certificates,
initially  0.500%  per annum,   and  on  any  Distribution  Date  on  or  after  the  second
Distribution  Date after the first possible  Optional  Termination  Date,  0.750% per annum.
With  respect  to  the  Class M-7  Certificates,  initially  0.950%  per annum,  and  on any
Distribution  Date on or after  the  second  Distribution  Date  after  the  first  possible
Optional  Termination Date, 1.425%  per annum.  With respect to the Class M-8  Certificates,
initially  1.500%  per annum,   and  on  any  Distribution  Date  on  or  after  the  second
Distribution  Date after the first possible  Optional  Termination  Date,  2.250% per annum.
With  respect  to  the  Class M-9  Certificates,  initially  2.400%  per annum,  and  on any
Distribution  Date on or after  the  second  Distribution  Date  after  the  first  possible
Optional Termination Date, 3.600% per annum.

      Class M-1  Certificate:  Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8,   Class M-9,   Class B,   Class SB  and  Class R  Certificates  with  respect  to
distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class M  Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow, the Supplemental  Interest Trust Account and
the Swap Agreement to the extent described herein.

      Class M-1 Interest  Distribution  Amount:  With respect to the Class M-1  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date  after  distribution  of the  Class A  Principal  Distribution  Amount or
(ii) on  or  after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal Distribution Amount; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal Balance of the Class A  Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount for that Distribution  Date) and (2) the
      Certificate Principal Balance of the Class M-1 Certificates  immediately prior to that
      Distribution  Date over  (B) the  lesser of  (x) the  product  of  (1) the  applicable
      Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date, over the Overcollateralization Floor.

      Class M-2  Certificate:  Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8,
Class M-9,  Class B, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest designated  as a "regular  interest" in REMIC II for  purposes of the  REMIC Provisions  and
(ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from Excess
Cash Flow,  the  Supplemental  Interest  Trust Account and the Swap  Agreement to the extent described herein.

      Class M-2 Interest  Distribution  Amount:  With respect to the Class M-2  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution Date after  distribution of the Class A Principal  Distribution  Amount and the
Class M-1  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of the Class A  Principal  Distribution  Amount and the Class M-1
      Principal Distribution Amount; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance of the  Class A  Certificates  and  Class M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the
      Class M-1  Principal  Distribution  Amount  for that  Distribution  Date) and  (2) the
      Certificate Principal Balance of the Class M-2 Certificates  immediately prior to that
      Distribution  Date over  (B) the  lesser of  (x) the  product  of  (1) the  applicable
      Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date, over the Overcollateralization Floor.

      Class M-3  Certificate:  Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9,
Class B,  Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from Excess Cash Flow, the
Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

      Class M-3 Interest  Distribution  Amount:  With respect to the Class M-3  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the Class A,  Class M-1 and  Class M-2  Principal
Distribution  Amounts  or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of the Class A,  Class M-1 and Class M-2  Principal  Distribution
      Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal Balance of the Class A,  Class M-1 and Class M-2  Certificates (after taking
      into  account  the  payment  of  the  Class A,   Class M-1  and  Class M-2   Principal
      Distribution  Amounts for that Distribution  Date) and (2) the  Certificate  Principal
      Balance of the Class M-3  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving
      effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
      Overcollateralization Floor.

      Class M-4  Certificate:  Any one of the Class M-4 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9, Class B,
Class SB  and Class R  Certificates  with respect to  distributions  and the  allocation  of
Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from the Excess Cash Flow and the Swap Agreement to the extent described herein.

      Class M-4 Interest  Distribution  Amount:  With respect to the Class M-4  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the Class A,  Class M-1,  Class M-2 and Class M-3
Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of the Class A,  Class M-1,  Class M-2  and  Class M-3  Principal
      Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance of the Class A,  Class M-1,  Class M-2 and  Class M-3  Certificates
      (after  taking into  account  the payment of the  Class A,  Class M-1,  Class M-2  and
      Class M-3  Principal  Distribution  Amounts for that  Distribution  Date) and  (2) the
      Certificate Principal Balance of the Class M-4 Certificates  immediately prior to that
      Distribution  Date over  (B) the  lesser of  (x) the  product  of  (1) the  applicable
      Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date, over the Overcollateralization Floor.

      Class M-5  Certificate:  Any one of the Class M-5 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-6,  Class M-7,  Class M-8, Class M-9, Class B, Class SB and
Class R  Certificates with respect to distributions and the allocation of Realized Losses as set  forth  in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive
the  Class M  Basis  Risk  Shortfall   Carry-Forward  Amount  from  Excess  Cash  Flow,  the
Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

      Class M-5 Interest  Distribution  Amount:  With respect to the Class M-5  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution Date after  distribution of the Class A,  Class M-1,  Class M-2,  Class M-3 and
Class M-4 Principal  Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of the Class A,  Class M-1,  Class M-2,  Class M-3  and Class M-4
      Principal Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance of the  Class A,  Class M-1,  Class M-2,  Class M-3  and  Class M-4
      Certificates  (after  taking  into  account  the  payment of the  Class A,  Class M-1,
      Class M-2,   Class M-3  and  Class M-4   Principal   Distribution   Amounts  for  that
      Distribution   Date) and  (2) the  Certificate  Principal  Balance  of  the  Class M-5
      Certificates  immediately  prior to that  Distribution  Date  over  (B) the  lesser of
      (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate
      Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate
      Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

      Class M-6  Certificate:  Any one of the Class M-6 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-7,  Class M-8,  Class M-9,  Class B,  Class SB and Class R
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in
REMIC II for  purposes of the  REMIC Provisions  and  (ii) the  right to receive the Class M
Basis Risk Shortfall  Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest
Trust Account and the Swap Agreement to the extent described herein.

      Class M-6 Interest  Distribution  Amount:  With respect to the Class M-6  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3,
Class M-4  and  Class M-5  Principal  Distribution  Amounts or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4 and
      Class M-5 Principal Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4  and
      Class M-5  Certificates  (after  taking  into  account  the  payment  of the  Class A,
      Class M-1,  Class M-2,  Class M-3,  Class M-4  and  Class M-5  Principal  Distribution
      Amounts for that Distribution  Date) and (2) the Certificate  Principal Balance of the
      Class M-6  Certificates  immediately  prior to that  Distribution  Date  over  (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
      Floor.

      Class M-7  Certificate:  Any one of the Class M-7 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-8,  Class M-9,  Class B, Class SB and Class R Certificates
with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set forth in
Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M Basis Risk
Shortfall  Carry-Forward  Amount from the Excess Cash Flow, the Supplemental  Interest Trust
Account and the Swap Agreement to the extent described herein.

      Class M-7 Interest  Distribution  Amount:  With respect to the Class M-7  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5 and Class M-6 Principal  Distribution  Amounts or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
      Class M-5 and Class M-6 Principal Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance  of  the  Class A,  Class M-1,   Class M-2,  Class M-3,  Class M-4,
      Class M-5  and  Class M-6  Certificates  (after taking into account the payment of the
      Class A,  Class M-1,   Class M-2,   Class M-3,   Class M-4,  Class M-5  and  Class M-6
      Principal  Distribution  Amounts for that Distribution  Date) and (2) the  Certificate
      Principal   Balance  of  the  Class M-7   Certificates   immediately   prior  to  that
      Distribution  Date over  (B) the  lesser of  (x) the  product  of  (1) the  applicable
      Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
      Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
      Date, over the Overcollateralization Floor.

      Class M-8  Certificate:  Any one of the Class M-8 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-9,  Class B, Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and  (ii) the  right to receive  the  Class M  Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow, the Supplemental  Interest Trust Account and
the Swap Agreement to the extent described herein.

      Class M-8 Interest  Distribution  Amount:  With respect to the Class M-8  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution  Date, the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
      Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance  of  the  Class A,  Class M-1,   Class M-2,  Class M-3,  Class M-4,
      Class M-5,  Class M-6  and  Class M-7  Certificates  (after  taking  into  account the payment  of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
      Class M-6  and  Class M-7  Principal   Distribution   Amounts  for  that  Distribution
      Date) and  (2) the  Certificate  Principal  Balance  of  the  Class M-8   Certificates
      immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
      (1) the  applicable  Subordination  Percentage and (2) the  aggregate Stated Principal
      Balance of the Mortgage Loans after giving effect to  distributions to be made on that
      Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
      Balance of the Mortgage Loans after giving effect to  distributions to be made on that
      Distribution Date, over the Overcollateralization Floor.

      Class M-9  Certificate:  Any one of the Class M-9 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,   senior  to  the  Class B   Certificates,   Class SB  Certificates  and  Class R
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in
REMIC II for  purposes of the  REMIC Provisions  and  (ii) the  right to receive the Class M
Basis Risk Shortfall  Carry-Forward Amount from Excess Cash Flow, the Supplemental  Interest
Trust Account and the Swap Agreement to the extent described herein.

      Class M-9 Interest  Distribution  Amount:  With respect to the Class M-9  Certificates and any  Distribution  Date,  the  aggregate  amount of Accrued  Certificate  Interest to be distributed  to the  holders  of such Class for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or
(ii) on  or  after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
Distribution Date, (a) the lesser of:

            (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
      Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

            (ii)  the  excess,  if any,  of  (A) the  sum of (1) the  aggregate  Certificate
      Principal  Balance  of  the  Class A,  Class M-1,   Class M-2,  Class M-3,  Class M-4,
      Class M-5,  Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
      Class M-6,   Class M-7  and  Class M-8   Principal   Distribution   Amounts  for  that
      Distribution   Date) and  (2) the  Certificate  Principal  Balance  of  the  Class M-9
      Certificates  immediately  prior to that  Distribution  Date  over  (B) the  lesser of
      (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate
      Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate
      Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

      Class R  Certificates:  Collectively,  the Class R-I  Certificates  and the Class R-II
Certificates.

      Class R-I  Certificate:  Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit E  and  evidencing an interest  designated  as a "residual  interest" in REMIC I for purposes of the REMIC Provisions.

      Class R-II  Certificate:  Any  one  of the  Class R-II  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as  Exhibit E  and  evidencing  an interest  designated  as a "residual  interest" in
REMIC II for purposes of the REMIC Provisions.

      Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit D,  subordinate  to the  Class A  Certificates,  Class M  Certificates  and  Class B
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  comprised of "regular  interests"  in
REMIC II,  together with certain rights to payments under the Swap Agreement for purposes of the REMIC Provisions.

      Closing Date:  October 30, 2006.

      Code:  The Internal Revenue Code of 1986, as amended.

      Commission:  The Securities and Exchange Commission.

      Cooperative:  A private,  cooperative  housing  corporation  which owns or leases land and  all or  part  of a  building  or  buildings,  including  apartments,  spaces  used  for commercial purposes and common areas therein and whose board of directors authorizes,  among other things, the sale of Cooperative Stock.
      Cooperative  Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative,  which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative  Lease:  With respect to a  Cooperative  Loan,  the  proprietary  lease or occupancy agreement with respect to the Cooperative  Apartment occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative  Loans:  Any of the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced by a Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii) an  assignment  of the  Cooperative  Lease,
(iv) financing  statements  and  (v) a  stock  power  (or  other  similar  instrument),  and ancillary  thereto,  a recognition  agreement  between the Cooperative and the originator of the Cooperative  Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

      Cooperative  Stock: With respect to a Cooperative  Loan, the single  outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative  Stock  Certificate:  With  respect  to  a  Cooperative  Loan,  the  stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time its  corporate  trust  business  with  respect to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at
U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston  Avenue,  St. Paul,  Minnesota,
55107, Attention:  Structured Finance/RAMP Series 2006-RS6.

      Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

      Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

      Custodial Account:  The custodial account or accounts created and maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian for the holders of the  Certificates,  for the holders of certain other interests in mortgage loans serviced or sold by the  Master Servicer and for the  Master Servicer,  into which the amounts set forth in  Section 3.07  shall be  deposited  directly.  Any such  account or accounts  shall be an
Eligible Account.

      Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

      Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

      Custodian:  Wells Fargo Bank, N.A., or any successor  custodian  appointed pursuant to a Custodial Agreement.

      Cut-off Date:  October 1, 2006.

      Cut-off Date Balance:  $375,000,048.77

      Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-off Date),  whether or not received.

      Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

      Defaulting Party:  As defined in the Swap Agreement.

      Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction  of  the  Mortgaged  Property  in  an  amount  less  than  the  then outstanding  indebtedness  under  the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection  with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

      Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

      Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days"
or "60 or more days"  delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date; and so on.
The  determination  as to whether a Mortgage Loan falls into these  categories is made as of the close of business on the last business day of each month.  For example,  a Mortgage Loan with a payment due on July 1 that  remained  unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent.  Delinquency  information as of the
Cut-off Date is  determined  and  prepared as of the close of business on the last  business day immediately prior to the Cut-off Date.

      Depositor:  As defined in the preamble hereto.

      Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter
named.   The  nominee  of  the  initial   Depository  for  purposes  of  registering   those
Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository  shall at all times be a  "clearing  corporation"  as defined in  Section 8-102(a)(5) of  the  Uniform
Commercial Code of the State of New York and a "clearing agency" registered  pursuant to the provisions of Section 17A of the Exchange Act.

      Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom from time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

      Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

      Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business  Day, the Business Day  immediately  following  such 20th day) of the month of the related Distribution Date.

      Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5) of  the  Code,  which  includes  any  of  the  following:  (i) the
United States,   any  State  or  political   subdivision  thereof,  any  possession  of  the
United States,  or any agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  which is a  corporation  if all of its  activities  are subject to tax and, except for  Freddie Mac,  a  majority  of its board of  directors  is not  selected  by such governmental  unit),  (ii) a foreign  government,  any  international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than certain  farmers'  cooperatives  described in Section 521 of the  Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the
Code  on  unrelated  business  taxable   income) and   (iv) rural   electric  and  telephone
cooperatives  described in  Section 1381(a)(2)(C) of  the Code. A Disqualified  Organization
also includes any "electing large  partnership,"  as defined in  Section 775(a) of  the Code and any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest  in a Class R  Certificate  by such  Person may cause any
REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to  incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R  Certificate
to such Person. The terms  "United States",  "State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution  Date:  The 25th day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

      DTC  Letter:  The Letter of  Representations,  dated  October  30,  2006,  between the
Trustee, on behalf of the Trust Fund, and the Depository.

      Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

      Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

      Eligible  Account:  An account  that is any of the  following:  (i) maintained  with a depository  institution the debt  obligations of which have been rated by each Rating Agency in its highest rating available,  or (ii) an account or accounts in a depository institution in which such accounts are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion of Counsel delivered  to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim  with  respect  to the funds in such  account  or a  perfected  first  security interest against any collateral  (which shall be limited to Permitted  Investments) securing such  funds  that is  superior  to  claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the
Custodial Account, a trust account or accounts  maintained in the corporate trust department of U.S. Bank National  Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained  in the  corporate  trust  department  of U.S. Bank National
Association,  or (v) an account or accounts of a depository  institution  acceptable to each
Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial  Account or the Certificate  Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal  Prepayments in Full or  Curtailments  during  the  related  Prepayment  Period,  but not more than the lesser of
(a) one-twelfth  of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such  Distribution  Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate  Account and amounts payable to the Certificateholders  with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v),  and (vi) provided that for purposes of this  definition  the amount of the  Servicing  Fee will not be reduced pursuant to  Section 7.02(a) except as may be required pursuant to the last sentence of such
Section 7.02(a).

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

      Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date, an
amount equal to the sum of (A) the excess of (1) the  Available  Distribution  Amount (other than the portion of the Available  Distribution  Amount  described in clause  (a)(vi) of the definition of Available  Distribution Amount) for that Distribution Date over (2) the sum of
(x) the  Interest  Distribution  Amount for that  Distribution  Date and  (y) the  lesser of
(i) the  aggregate  Certificate  Principal  Balance  of the  Class A  Certificates,  Class M
Certificates  and  Class B  Certificates  immediately  prior to such  Distribution  Date and
(ii) the  Principal  Remittance  Amount for that Distribution Date to the extent not used to pay interest on the Class A Certificates and Class M Certificates on such  Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

      Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any,  of (a) the  Overcollateralization  Amount on such  Distribution  Date over
(b) the Required Overcollateralization Amount for such Distribution Date.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Fannie Mae:   Fannie Mae,  a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal National Mortgage  Association  Charter Act, or any
successor thereto.
      FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

      FHA:  The Federal Housing Administration, or its successor.

      Final Certification:  As defined in Section 2.02.

      Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant to Section 9.01,  which Final Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period described in
Section 9.02.

      Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows:  with respect to the  Class A-1  Certificates,  the  Distribution
Date in November 2025; with respect to the Class A-2 Certificates,  the Distribution Date in
May 2030; with respect to each of the Class A-3 Certificates,  the Distribution Date in July
2035; with respect to each of the Class A-4 Certificates,  the Distribution Date in November
2036; with respect to the Class M-1  Certificates,  the Distribution  Date in November 2036;
with respect to the Class M-2  Certificates,  the  Distribution  Date in November 2036; with respect to the Class M-3 Certificates,  the Distribution Date in November 2036; with respect to the Class M-4  Certificates,  the Distribution Date in November 2036; with respect to the
Class M-5  Certificates,  the  Distribution  Date in  November  2036;  with  respect  to the
Class M-6  Certificates,  the  Distribution  Date in  November  2036;  with  respect  to the
Class M-7  Certificates,  the  Distribution  Date in  November  2036;  with  respect  to the
Class M-8  Certificates,  the  Distribution  Date in  November  2036;  with  respect  to the
Class M-9 Certificates,  the Distribution Date in November 2036; with respect to the Class B
Certificates,  the  Distribution  Date in November  2036;  and with  respect to the Class SB
Certificates,  the  Distribution  Date in  November  2036.  No event of  default  under this
Agreement  will  arise or become  applicable  solely by reason of the  failure to retire the entire  Certificate  Principal  Balance  of any  Class  of Class A  Certificates  or Class M
Certificates on or before its Final Scheduled Distribution Date.

      Fixed  Swap  Payment:  With  respect  to any  Distribution  Date  on or  prior  to the
Distribution  Date in March 2012,  an amount  equal to the product of (x) a fixed rate equal to 5.165% per annum,  (y) the Swap Agreement Notional Balance for that Distribution Date and
(z) a  fraction,  the  numerator  of which is equal  to the  number  of days in the  related calculation  period as provided in the Swap  Agreement,  the number of days to be calculated on the basis of a year of 360 days with 12 30-day  months,  and the  denominator of which is
360.

      Floating  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the
Distribution  Date in March 2012, an amount equal to the product of (x) Swap LIBOR,  (y) the
Swap  Agreement  Notional  Balance  for that  Distribution  Date  and  (z) a  fraction,  the numerator  of which is equal to the  number  of days in the  related  calculation  period as provided in the Swap Agreement and the denominator of which is 360.

      Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds,  Insurance Proceeds
and   REO Proceeds   (net   of   all   amounts    reimbursable    therefrom    pursuant   to
Section 3.10(a)(ii)) in  respect  of each  Mortgage  Loan or  REO Property  for which a Cash
Liquidation or  REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which interest was last paid by the  Mortgagor to the first day of the month  following the month in which such
Cash Liquidation or REO Disposition occurred.

      Freddie Mac:  The Federal Home Loan Mortgage Corporation,  a corporate instrumentality of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Gross  Margin:  With  respect  to  each  adjustable  rate  Mortgage  Loan,  the  fixed percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the
"NOTE MARGIN,"  which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic
Cap, the Maximum Mortgage Rate and the Minimum Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

      Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact independent of the Depositor,  the  Master Servicer  and the Trustee,  or any
Affiliate  thereof,  (ii) does  not have  any  direct  financial  interest  or any  material indirect  financial interest in the Depositor,  the  Master Servicer or the Trustee or in an
Affiliate  thereof,  and (iii) is not connected with the Depositor,  the  Master Servicer or the Trustee as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

      Index:  With respect to any  adjustable  rate Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

      Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the Certificate  Principal Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

      Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer, the  Master Servicer  or the Trustee and are not applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the procedures that the
Master Servicer would follow in servicing mortgage loans held for its own account.

      Interest  Accrual  Period:  With  respect  to  the  Class  A  Certificates,   Class  M
Certificates  and  Class  B  Certificates,  (i) with  respect  to the  Distribution  Date in
November  2006,  the period  commencing  on the Closing Date and ending on the day preceding the  Distribution  Date in November 2006,  and (ii) with  respect to any  Distribution  Date after the  Distribution  Date in November  2006, the period  commencing on the  Distribution
Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day  preceding  such  Distribution  Date.  With  respect  to the  Class SB
Certificates and any Distribution Date, the prior calendar month.

      Interest  Distribution  Amount:  The  sum  of  the  Class A,   Class M-1,   Class M-2,
Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8, Class M-9 and Class B
Interest Distribution Amounts.

      Interested   Person:   As  of  any  date  of   determination,   the   Depositor,   the
Master Servicer,  the Trustee,  any Mortgagor,  any Manager of a Mortgaged Property,  or any
Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

      Interim Certification:  As defined in Section 2.02.

      Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as late  payments  of  Monthly  Payments  or as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which represent late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

      LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered  rate  quotations  for  one-month  U.S. Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

      LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England are required or authorized to by law to be closed.

      LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

      Liquidation  Proceeds:  Amounts  (other  than  Insurance   Proceeds) received  by  the
Master Servicer  in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection  with the liquidation of a defaulted  Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than
REO Proceeds and Subsequent Recoveries.

      Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator  of which is the current  principal  balance of the related  Mortgage  Loan at the date of  determination  and the  denominator of which is the Appraised  Value of the related
Mortgaged Property.

      Marker  Rate:  With  respect to the  Class SB  Certificates  or the  REMIC II  Regular
Interest SB-IO and any Distribution  Date, a per annum rate equal to two  (2) multiplied  by the  weighted  average of the  Uncertificated  REMIC I  Pass-Through  Rates for each REMIC I
Regular  Interest (other than the REMIC I Regular  Interest AA) with  the rates on each such
REMIC I Regular Interest (other than REMIC I Regular Interest  ZZ) subject to a cap equal to the Pass-Through  Rate for the corresponding  Class for such REMIC I Regular  Interest,  and the rate on REMIC I Regular  Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

      Maturity Date:  With respect to each Class of Certificates  representing  ownership of regular interest or Uncertificated  Regular Interests issued by each of REMIC I and REMIC II the latest  possible  maturity date,  solely for purposes of  Section 1.860G-1(a)(4)(iii) of the Treasury  Regulations,  by which the Certificate Principal Balance of each such Class of
Certificates  representing a regular  interest in the  Trust Fund  would be reduced to zero, which is, for each such regular  interest,  the Distribution Date in November 2036, which is the  Distribution  Date occurring in the month following the last scheduled  monthly payment of the Mortgage Loans.

      Maximum  Mortgage Rate:  With respect to any  adjustable  rate Mortgage Loan, the rate indicated  in Exhibit G  hereto as the  "NOTE CEILING,"  which rate is the maximum  interest rate that may be  applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such Mortgage Loan.

      Maximum Net Mortgage Rate:  With respect to any adjustable  rate Mortgage Loan and any date of determination,  the Maximum Mortgage Rate minus the sum of (i) the  Subservicing Fee
Rate and (ii) the Servicing Fee Rate.

      MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R) System.

      Minimum  Mortgage  Rate:  With  respect to any  adjustable  rate  Mortgage  Loan,  the greater of (i) the  Note Margin and  (ii) the  rate  indicated  in  Exhibit G  hereto as the
"NOTE FLOOR",  which rate may be  applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

      Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

      Modified  Mortgage  Rate:  With respect to any Mortgage  Loan that is the subject of a
Servicing  Modification,  the Mortgage Rate,  minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

      Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a Servicing  Modification,  the Net  Mortgage  Rate,  minus the rate  per annum by which the
Mortgage Rate on such Mortgage Loan was reduced.

      MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely  as  nominee  for the  originator  of  such  Mortgage  Loan  and its successors and assigns, at the origination thereof.

      Monthly  Payment:  With respect to any Mortgage Loan (including any  REO Property) and the  Due Date  in any Due Period,  the  payment of  principal  and  interest  due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any moratorium or similar waiver or grace period and before any Servicing  Modification  that  constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage:  With  respect  to each  Mortgage  Note  related  to a  Mortgage  Loan,  the mortgage,  deed of trust or other comparable  instrument  creating a first lien on an estate in fee simple interest in real property securing a Mortgage Note.

      Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to  a particular  Mortgage Loan and any additional  documents required to be added to the Mortgage
File pursuant to this Agreement.

      Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit G
(as amended  from time to time to reflect  the  addition of  Qualified  Substitute  Mortgage
Loans),  which  lists  shall set forth at a minimum  the  following  information  as to each
Mortgage Loan:

            (i)   the Mortgage Loan identifying number ("RFC LOAN #");

            (ii)  [reserved];

            (iii) the maturity of the Mortgage Note ("MATURITY  DATE" or "MATURITY  DT") for
      Mortgage Loans;

            (iv)  the Mortgage Rate as of origination ("ORIG RATE");

            (v)   the Mortgage Rate as of the Cut-off Date for an  adjustable  rate Mortgage
      Loan ("CURR RATE");

            (vi)  the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

            (vii) the scheduled  monthly  payment of  principal,  if any, and interest as of the  Cut-off  Date  ("ORIGINAL  P & I" or  "CURRENT  P & I" for  the  adjustable  rate
      Mortgage Loans);

            (viii)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");

            (ix)  the Loan-to-Value Ratio at origination ("LTV");

            (x)   a code "T",  "BT" or "CT" under the column "LN FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

            (xi)  a code "N" under the column  "OCCP  CODE",  indicating  that the  Mortgage
      Loan is secured by a non-owner  occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

            (xii) the  Maximum   Mortgage  Rate  for  the  adjustable  rate  Mortgage  Loans
      ("NOTE CEILING");

            (xiii)      the Maximum  Net  Mortgage  Rate for the  adjustable  rate  Mortgage
      Loans ("NET CEILING");

            (xiv) the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

            (xv)  the first  Adjustment  Date after the Cut-off Date for the adjustable rate
      Mortgage Loans ("NXT INT CHG DT");

            (xvi) the Periodic Cap for the adjustable rate Mortgage Loans  ("PERIODIC  DECR"
      or "PERIODIC INCR"); and

            (xvii)      (the  rounding  of  the  semi-annual  or  annual  adjustment  to the
      Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

      Such schedules may consist of multiple reports that  collectively set forth all of the information required.

      Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant  to  Section 2.01  as from  time to time are held or deemed to be held as a part of the  Trust Fund,  the Mortgage  Loans  originally  so held being  identified  in the initial
Mortgage Loan Schedule,  and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation,  (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary Lease, Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with  respect to each Mortgage  Loan other than a  Cooperative  Loan,  each related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under a  Mortgage  Loan,  together  with any modification thereto.

      Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.  The
Mortgage Rate on the adjustable  rate Mortgage Loans will adjust on each  Adjustment Date to equal the sum (rounded to the nearest  multiple of one-eighth of one percent  (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit G,  except in the case of the  adjustable  rate  Mortgage  Loans  indicated  by an "X" on  Exhibit G or hereto under the heading "NOTE METHOD"),  of the related Index plus the Note Margin, in each case subject to the  applicable  Periodic Cap,  Maximum  Mortgage Rate and Minimum  Mortgage
Rate.

      Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage Note.

      Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum  rate equal to the Mortgage  Rate for such  Mortgage  Loan as of such  date  minus  the sum of  (i) the  related  Servicing  Fee  Rate and  (ii) the  related
Subservicing Fee Rate.

      Net Swap  Payment:  With respect to each  Distribution  Date, the net payment required to be made pursuant to the terms of the  Swap Agreement by either the  Swap Counterparty  or the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust, which net payment shall not take into account any Swap Termination Payment.

      Net WAC Cap Rate: With respect to any  Distribution  Date and the Class A, Class M and
Class B  Certificates,  a per annum rate  (which  will not be less than  zero)  equal to the excess,  if any, of (I), the product of (A) the  weighted  average of the Net Mortgage Rates
(or, if  applicable,  the Modified Net Mortgage  Rates) of the Mortgage  Loans using the Net
Mortgage  Rates in effect for the Monthly  Payments  due on such  Mortgage  Loans during the related Due Period and (B) a fraction  expressed as a percentage,  the numerator of which is
30 and the  denominator  of which  is the  actual  number  of days in the  related  Interest
Accrual  Period,  over (II) the product of (A) a fraction  expressed  as a  percentage,  the numerator  of  which  is any  Net  Swap  Payments  owed  to the  Swap  Counterparty  or Swap
Termination  Payment  not  due  to a Swap  Counterparty  Trigger  Event  owed  to  the  Swap
Counterparty  as of such  Distribution  Date and the  denominator  of which is the aggregate
Stated  Principal  Balance of the Mortgage  Loans before giving effect to  distributions  of principal  to be  made  on  such  Distribution  Date  and  (B)  a  fraction  expressed  as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related  Interest Accrual Period.  For federal income tax purposes,  however, with respect to any  Distribution  Date and the REMIC II Regular  Interests the ownership of which  is  represented  by the  Class A  Certificates,  Class  M  Certificates  and  Class B
Certificates,  a per annum rate equal to the weighted average of the Uncertificated  REMIC I
Pass-Through  Rates  for  the  REMIC I  Regular  Interests,  weighted  on the  basis  of the
Uncertificated  Principal Balance of each such REMIC I Regular Interest immediately prior to such  Distribution  Date,  multiplied  by a fraction,  the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

      Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master Servicer  or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage
Loan) which,  in the good faith judgment of the  Master Servicer,  will not, or, in the case of a proposed  Advance,  would not, be ultimately  recoverable by the  Master Servicer  from related Late Collections,  Insurance Proceeds,  Liquidation Proceeds or REO Proceeds. To the
extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances  that are  outstanding  with respect to the related  Mortgage  Loan  as a  result  of a  modification  of  such  Mortgage  Loan  by  the
Master Servicer,  which  forgives  amounts  which the  Master Servicer  or  Subservicer  had previously advanced,  and the Master Servicer  determines that no other source of payment or reimbursement for such advances is available to it, such Servicing  Advances shall be deemed to be Nonrecoverable  Advances.  The determination by the Master Servicer that it has made a
Nonrecoverable  Advance  shall be  evidenced by an  Officer's  Certificate  delivered to the
Depositor,  the Trustee and the  Master Servicer  setting  forth such  determination,  which shall  include any other  information  or reports  obtained by the  Master Servicer  such as property  operating  statements,  rent rolls,  property  inspection  reports and engineering reports,  which may support  such  determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination  by the  Master Servicer  that any Advance previously made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would constitute a Nonrecoverable Advance.

      Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

      Note  Margin:   With  respect  to  each  adjustable  rate  Mortgage  Loan,  the  fixed percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the
"NOTE MARGIN,"  which  percentage is added to the Index on each Adjustment Date to determine
(subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic Cap, the
Maximum Mortgage Rate and the Minimum Mortgage  Rate) the  interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

      Notional  Amount:  With respect to the Class SB  Certificates or the REMIC II  Regular
Interest  SB-IO,   immediately  prior  to  any  Distribution  Date,  the  aggregate  of  the
Uncertificated Principal Balances of the REMIC I Regular Interests.

      Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice President,  Assistant Vice President,  Director,  Managing Director,  the
Treasurer,  the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor
or the  Master Servicer,  as the case may be, and  delivered to the Trustee,  as required by this Agreement.

      Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master Servicer, who may be counsel for the Depositor or the Master Servicer,  provided that any opinion of counsel  (i) referred to in the definition of "Disqualified  Organization" or
(ii) relating  to the  qualification of REMIC I or REMIC II as REMICs or compliance with the
REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after giving effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

      Outstanding   Mortgage  Loan:  With  respect  to  the  Due Date  in  any  Due  Period, a Mortgage  Loan  (including  an  REO Property) that  was not  the  subject  of a  Principal
Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans before  giving effect to  distributions  of  principal  to be made on such  Distribution  Date over (b) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M Certificates
and Class B  Certificates  as of such date,  before  taking into  account  distributions  of principal to be made on that Distribution Date.

      Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

      Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  an amount equal to the lesser of (i) the Excess Cash Flow for that  Distribution Date available to make payments  pursuant to  Section 4.02(c)(xv) and  (ii) the excess,  if any, of (x) the
Required   Overcollateralization   Amount   for  that   Distribution   Date   over   (y) the
Overcollateralization Amount for that Distribution Date.

      Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess  Overcollateralization  Amount is, or would be,  after  taking into account all other  distributions to be made on such Distribution  Date, greater than zero, an amount equal to the lesser of (i) the  Excess  Overcollateralization  Amount for that  Distribution
Date and (ii) the Principal Remittance Amount for such Distribution Date.

      Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest in such  Certificate,  including  any  interest in such  Certificate  as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial,  as owner or as pledgee.

      Pass-Through  Rate:  With  respect  to the  Class A  Certificates  and  each  Interest
Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the related  Class A
Margin and (ii) the  Net WAC Cap Rate.  With  respect to the Class M  Certificates  and each
Interest  Accrual Period,  a per annum rate equal to the least of (i) LIBOR plus the related
Class M Margin and (ii) the Net WAC Cap Rate.  With respect to the Class B Certificates  and each  Interest  Accrual  Period,  a per annum  rate equal to the least of (i) LIBOR plus the
Class B Margin and (ii) the Net WAC Cap Rate.

      With respect to the Class SB  Certificates or the REMIC II  Regular  Interest SB-IO, a
per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is
(x) the sum, for each REMIC I Regular Interest, of the excess of the Uncertificated  REMIC I
Pass-Through  Rate for such REMIC I  Regular  Interest  over the Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of the  applicable  REMIC
Regular Interest and the denominator of which is (y) the Uncertificated Notional Amount.

      Paying  Agent:  U.S.  Bank  National  Association,   or  any  successor  Paying  Agent
appointed by the Trustee.

      Percentage  Interest:  With  respect to any Class A,  Class M or Class B  Certificate, the  undivided  percentage  ownership  interest  in the  related  Class  evidenced  by  such
Certificate,  which percentage  ownership interest shall be equal to the Initial Certificate
Principal Balance thereof divided by the aggregate Initial Certificate  Principal Balance of all of the  Certificates  of the same  Class.  The  Percentage  Interest  with  respect to a
Class SB Certificate or Class R Certificate shall be stated on the face thereof.

      Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment
Date pursuant to the terms of the related Mortgage Note.

      Permitted Investments:  One or more of the following:

            (i)   obligations  of  or  guaranteed  as  to  principal  and  interest  by  the
      United States  or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

            (ii)  repurchase agreements on obligations specified in clause (i) maturing  not more than one month from the date of acquisition thereof,  provided that the unsecured obligations  of the party  agreeing to  repurchase  such  obligations  are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds,  certificates of deposit,  demand  deposits,  time deposits and bankers'  acceptances (which shall each have an original maturity of not more than
      90 days and, in the case of bankers'  acceptances,  shall in no event have an original
      maturity   of  more   than   365  days  or  a   remaining   maturity   of  more   than
      30 days) denominated  in United States  dollars of any U.S. depository  institution or trust company  incorporated  under the laws of the  United States or any state thereof or of any  domestic  branch  of a foreign  depository  institution  or trust  company;
      provided that the debt obligations of such depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest short-term rating  available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic branch of a foreign depository  institution or trust company  shall exceed  30 days,  the  short-term  rating of such  institution shall be A-1+ in the  case of  Standard  & Poor's  if  Standard  & Poor's  is a Rating
      Agency;

            (iv)  commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation  incorporated under the laws of the United States or any state  thereof  which on the date of  acquisition  has been  rated by each  Rating
      Agency in its highest  short-term  rating  available;  provided  that such  commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

            (v)   a money  market fund or a qualified  investment  fund rated by each Rating
      Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

            (vi)  other  obligations or securities that are acceptable to each Rating Agency as a Permitted  Investment  hereunder  and will not reduce the rating  assigned to any
      Class of  Certificates  by such Rating  Agency below the  then-current  rating by such
      Rating Agency, as evidenced in writing;

provided,  however,  that no instrument  shall be a Permitted  Investment if it  represents, either (1) the right to receive only interest  payments with respect to the underlying  debt instrument or (2) the right to receive both  principal  and interest  payments  derived from obligations  underlying such instrument and the principal and interest payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured  long-term  debt  shall  mean AAA in the case of  Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available on unsecured  commercial  paper and short-term debt obligations  shall mean the  following:  A-1+ in the  case of  Standard  & Poor's  and P-1 in the  case of  Moody's;
provided,  however, that any Permitted Investment that is a short-term debt obligation rated
A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the total amount of debt from A-1 issuers must be limited to the  investment of monthly  principal and interest  payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments  must not  represent  more  than 20% of the  aggregate  outstanding  Certificate
Principal  Balance of the  Certificates  and each investment must not mature beyond 30 days;
(iii) the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any  Permitted  Investment  may be  purchased  by or through the Trustee or its
Affiliates.

      Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

      Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture, association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool  Stated  Principal  Balance:  With  respect  to any  date of  determination,  the aggregate of the Stated  Principal  Balances of each Mortgage  Loan that was an  Outstanding
Mortgage Loan on the Due Date  immediately  preceding the Due Period  preceding such date of determination.

      Prepayment   Assumption:   With   respect  to  the   Class A,   Class M   and  Class B
Certificates,  the prepayment  assumption to be used for determining the accrual of original issue discount and premium and market discount on such  Certificates  for federal income tax purposes,  which  assumes  a  prepayment  rate of 20% HEP  with  respect  to the  fixed-rate
Mortgage Loans, and 100% PPC with respect to the adjustable-rate Mortgage Loans.

      Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that  was the subject of (a) a Principal  Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's  interest at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net Mortgage Rate
(or  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan)) paid  by the
Mortgagor for such  Prepayment  Period to the date of such  Principal  Prepayment in Full or
(b) a  Curtailment  during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

      Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

      Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated  by a numeric  code on  Exhibit G  with the  exception of either code "23" or "96"
under the column "MI CO CODE".

      Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the excess of (i) the Available  Distribution Amount over (ii) the Interest Distribution
Amount and (b) the sum of:

            (i)   the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

            (ii)  the Stated Principal  Balance of any Mortgage Loan repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance  with
      Section 3.07(b)) pursuant  to  Section 2.02,  2.03,  2.04 or 4.07,  the  amount of any shortfall  deposited in the Custodial Account in connection with the substitution of a
      Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04 during the related  Prepayment
      Period and the Stated  Principal  Balance of  Mortgage  Loans  purchased  pursuant  to
      Section 9.01 in connection with such Distribution Date, if applicable;

            (iii) the principal  portion of all other  unscheduled  collections,  other than
      Subsequent  Recoveries,   on  the  Mortgage  Loans  (including,   without  limitation,
      Principal Prepayments in Full, Curtailments,  Insurance Proceeds, Liquidation Proceeds
      and REO Proceeds) received  during the related Prepayment Period to the extent applied by the  Master Servicer  as recoveries of principal of the Mortgage  Loans pursuant to
      Section 3.14;

            (iv)  the lesser of  (a) Subsequent  Recoveries for such  Distribution  Date and
      (b) the   principal  portion  of  any  Realized  Losses  allocated  to  any  Class  of
      Certificates on a prior Distribution Date and remaining unpaid;

            (v)   the  sum  of  (I)  the  lesser  of  (a) the  Excess  Cash  Flow  for  that
      Distribution Date (to the extent not used pursuant to  clause (iv) of  this definition on such  Distribution  Date) and  (b) the  principal  portion of any  Realized  Losses incurred  (or deemed to have been  incurred) on  any  Mortgage  Loans in the  calendar month preceding such  Distribution  Date to the extent covered by Excess Cash Flow for that  Distribution  Date  and (II) any  amount  described  in  Clause  (i) of  Section
      4.09(c); and

            (vi)  the  sum  of  (I)  the  lesser  of  (a) the  Excess  Cash  Flow  for  such
      Distribution  Date (to the  extent  not  used to cover  Realized  Losses  pursuant  to
      clause (iv) and   (v) of  this  definition  on  such  Distribution  Date) and  (b) the
      Overcollateralization  Increase  Amount  for  such  Distribution  Date  to the  extent covered by Excess Cash Flow for that  Distribution  Date and (II) any amount described in Clause (ii) of Section 4.09(c);

      minus

            (vii) the  amount  of  any  Overcollateralization   Reduction  Amount  for  such
      Distribution Date;

            (viii)      the  amount  of any  Capitalization  Reimbursement  Amount  for such
      Distribution Date; and

            (ix)  any Net  Swap  Payments  or  Swap  Termination  Payment  not due to a Swap
      Counterparty  Trigger Event due to the Swap  Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans;

provided,  however,  that the Principal  Distribution  Amount on any Distribution Date shall not be less than zero or greater than the  aggregate  Certificate  Principal  Balance of the
Class A, Class M and Class B Certificates.

      Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery  that takes the form of  Liquidation  Proceeds or  Insurance  Proceeds, which is received in advance of its scheduled  Due Date and is not  accompanied by an amount as to interest  representing  scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal  Remittance  Amount:  With respect to any Distribution  Date, the sum of the amounts  described in  clauses (b)(i),  (b)(ii) and  (b)(iii) of the definition of Principal
Distribution Amount for that Distribution Date.

      Program Guide: The  Residential Funding  Seller Guide for mortgage  collateral sellers
that   participate   in    Residential Funding's    standard    mortgage    programs,    and
Residential Funding's   Servicing  Guide  and  any  other  subservicing  arrangements  which
Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

      Purchase  Price:  With respect to any Mortgage Loan (or  REO Property) required  to be or otherwise  purchased on any date pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 4.08, an amount  equal  to the sum of  (i) (a) if  such  Mortgage  Loan  (or  REO Property) is  being purchased  pursuant to Sections  2.02,  2.03,  2.04 or 4.07 of this  Agreement,  100% of the
Stated  Principal  Balance  thereof plus the principal  portion of any related  unreimbursed
Advances or (b) if such  Mortgage  Loan (or  REO Property) is  being  purchased  pursuant to
Section 4.08  of this  Agreement,  the greater of (1) 100% of the Stated  Principal  Balance thereof plus the  principal  portion of any related  unreimbursed  Advances on such Mortgage
Loan (or  REO Property) and  (2) the fair market value thereof plus the principal portion of any related unreimbursed  Advances and (ii) unpaid accrued interest at the Adjusted Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the  Servicing Fee is  calculated,  or (b) in the case of a purchase made by the Master Servicer,  at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated Principal  Balance thereof to, but not including,  the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified  Insurer:  A mortgage  guaranty  insurance  company  duly  qualified as such under  the laws of the  state of its  principal  place of  business  and each  state  having jurisdiction  over such  insurer in  connection  with the  insurance  policy  issued by such insurer,  duly  authorized  and  licensed  in such  states to  transact a mortgage  guaranty insurance  business in such  states and to write the  insurance  provided  by the  insurance policy  issued by it,  approved as a FNMA- or  FHLMC-approved  mortgage  insurer or having a claims  paying  ability  rating  of at  least  "AA" or  equivalent  rating  by a  nationally recognized  statistical  rating  organization.  Any  replacement  insurer  with respect to a
Mortgage  Loan must have at least as high a claims paying  ability  rating as the insurer it replaces had on the Closing Date.

      Qualified    Substitute    Mortgage    Loan:   A   Mortgage   Loan    substituted   by
Residential Funding  or the Depositor for a Deleted Mortgage Loan which must, on the date of such  substitution,  as  confirmed  in an  Officers'  Certificate  delivered to the Trustee,
(i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly payment due in the month of  substitution  (or in the case of a substitution of more than one Mortgage  Loan for a Deleted  Mortgage  Loan,  an aggregate  outstanding  principal balance,  after  such  deduction),  not in excess of the  Stated  Principal  Balance  of the
Deleted  Mortgage Loan (the amount of any shortfall to be deposited by  Residential Funding, in the Custodial Account in the month of substitution);  (ii) have a Mortgage Rate and a Net
Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net  Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of the  date of substitution;  (iii) have a  Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated  maturity  not  greater  than (and not more than one year less  than) that  of the
Deleted  Mortgage  Loan;  (v) comply  with each  representation  and  warranty  set forth in
Sections 2.03 and 2.04 hereof and  Section 4 of the  Assignment  Agreement;  and (vi) in the
case of the adjustable rate Mortgage  Loans,  (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan,  (x) have a Note Margin not less than that of the Deleted Mortgage Loan;  (y) have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage Loan; and (z) have a next  Adjustment Date no later than that of the Deleted Mortgage Loan.

      Rating  Agency:  Moody's and  Standard & Poor's.  If any agency or a  successor  is no longer in existence,  "Rating  Agency" shall be such  statistical  credit rating agency,  or other comparable Person,  designated by the Depositor,  notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized  Loss:  With respect to each  Mortgage Loan (or  REO Property) as  to which a
Cash Liquidation or  REO Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated Principal  Balance of the Mortgage Loan (or  REO Property) as  of the date of
Cash  Liquidation or  REO Disposition,  plus  (ii) interest  (and REO Imputed  Interest,  if any) at the  Net Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage  Loan) from  the  Due Date  as to which  interest  was  last  paid or  advanced  to
Certificateholders  up to the last  day of the  month in  which  the  Cash  Liquidation  (or
REO Disposition) occurred  on the  Stated  Principal  Balance  of  such  Mortgage  Loan  (or
REO Property) outstanding  during  each  Due  Period  that  such  interest  was not  paid or advanced,  minus (iii) the  proceeds,  if any,  received during the month in which such Cash
Liquidation (or  REO Disposition) occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage
Loan) and to principal of the Mortgage Loan, net of the portion thereof  reimbursable to the
Master Servicer  or any Subservicer with respect to related Advances,  Servicing Advances or other expenses as to which the  Master Servicer  or Subservicer is entitled to reimbursement thereunder  but which have not been  previously  reimbursed.  With respect to each  Mortgage
Loan  which is the  subject of a  Servicing  Modification,  (a) (1) the  amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such Mortgage Loan was reduced  or  (2) the  sum of any  other  amounts  owing  under the  Mortgage  Loan that were
forgiven  and  that   constitute   Servicing   Advances   that  are   reimbursable   to  the
Master Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly Payment that was or would  have been due in the  month  immediately  following  the month in which a
Principal  Prepayment  or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received.  With respect to each Mortgage Loan which has become the subject of a
Deficient  Valuation,  the  difference  between the  principal  balance of the Mortgage Loan outstanding  immediately prior to such Deficient  Valuation and the principal balance of the
Mortgage  Loan as reduced by the  Deficient  Valuation.  With respect to each  Mortgage Loan which has become the object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction  attributable  to  interest.   Notwithstanding  the  above,  neither  a  Deficient
Valuation nor a Debt Service  Reduction shall be deemed a Realized Loss hereunder so long as the  Master Servicer  has  notified  the  Trustee in  writing  that the  Master Servicer  is diligently  pursuing any remedies that may exist in connection with the  representations and warranties  made  regarding the related  Mortgage Loan and either (A) the  related  Mortgage
Loan is not in default with regard to payments due thereunder or (B) delinquent  payments of principal and interest  under the related  Mortgage Loan and any premiums on any  applicable primary hazard  insurance policy and any related escrow payments in respect of such Mortgage
Loan are being  advanced on a current  basis by the  Master Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

      Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular Interest SB-IO in reduction of the accrued but unpaid interest thereon until such  accrued  and  unpaid  interest  shall have been  reduced to zero and then to the
REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

      Record Date:  With  respect to each  Distribution  Date and the  Class A,  Class M and
Class B  Certificates  which  are  Book-Entry  Certificates,  the close of  business  on the
Business Day prior to such Distribution Date.

      With respect to each Distribution  Date and the Certificates  (other than the Class A,
Class M and Class B  Certificates),  the close of business on the last  Business  Day of the month next preceding the month in which the related Distribution Date occurs,  except in the case of the first Record Date, which shall be the Closing Date.

      Reference Bank Rate:  As defined in Section 1.02.

      Regular Interest:  Any one of the regular interests in the Trust Fund.

      Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time to  time,  and  subject  to such clarification  and  interpretation  as have been provided by the  Commission in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506,
1,531  (January 7,  2005)) or by the staff of the  Commission,  or as may be provided by the
Commission or its staff from time to time.

      Relief Act:  The Servicemembers Civil Relief Act, as amended.

      Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

      REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D of the Code.  As used herein, the term "REMIC" shall mean REMIC I and REMIC II.

      REMIC Administrator:   Residential  Funding  Company,   LLC.  If  Residential  Funding
Company,  LLC is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as  REMIC Administrator  under this Agreement the Master Servicer or Trustee acting as successor master servicer shall appoint a successor  REMIC Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC I:  The segregated pool of assets subject hereto  (exclusive of the Supplemental
Interest  Trust  Account  and Swap  Agreement,  each of which is not an asset of any REMIC), constituting  a  portion  of  the  primary  trust  created  hereby  and  to be  administered hereunder,  with respect to which a separate  REMIC election is to be made (exclusive of the
Supplemental  Interest  Trust Account and Swap  Agreement,  each of which is not an asset of any REMIC),  consisting of: (i) the Mortgage Loans and the related Mortgage Files;  (ii) all payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date
(other than Monthly  Payments due in the month of the Cut-off  Date) as  shall be on deposit in the Custodial  Account or in the  Certificate  Account and identified as belonging to the
Trust Fund;  (iii) property  which  secured a Mortgage  Loan and which has been acquired for the  benefit  of the  Certificateholders  by  foreclosure  or deed  in lieu of  foreclosure;
(iv) the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to the
Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

      REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial ownership interests in REMIC I  issued  hereunder and  designated as a "regular  interest" in REMIC I.
Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect from time to time,  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.
The  designations  for  the  respective  REMIC I  Regular  Interests  are set  forth  in the
Preliminary Statement hereto.

      REMIC I Interest Loss Allocation  Amount:  With respect to any  Distribution  Date, an amount equal to (a) the product of (i) the  aggregate  Uncertificated  Principal  Balance of the REMIC I  Regular  Interests then  outstanding and (ii) the  Uncertificated  Pass-Through
Rate for REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

      REMIC I Overcollateralized  Amount: With respect to any date of determination,  (i) 1%
of the aggregate  Uncertificated  Principal  Balances of the REMIC I Regular Interests minus
(ii) the  aggregate  Uncertificated  Principal  Balances  of the REMIC I  Regular  Interests
(other  than  REMIC I  Regular  Interests  AA and  ZZ),  in each  case  as of  such  date of determination.

      REMIC I Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to the product of (i) the  aggregate Stated  Principal  Balance of the Mortgage
Loans then outstanding and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the  Uncertificated  Principal  Balances of REMIC I Regular  Interests A-1, A-2, A-3,
A-4, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 and B and the  denominator  of which is the sum of the  Uncertificated  Principal  Balances of A-1,  A-2,  A-3, A-4, M-1, M-2, M-3, M-4,
M-5, M-6, M-7, M-8, M-9, B and ZZ.

      REMIC I  Regular  Interest AA: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest A-1: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest A-2: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest A-3: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest A-4: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-1: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-2: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-3: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-4: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-5: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-6: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-7: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-8: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest M-9: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest  B: A regular  interest  in REMIC I that is held as an asset of REMIC II,  that has an initial  principal  balance  equal to the  related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I  Regular  Interest ZZ: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the related  Uncertificated
Principal Balance,  that bears interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular  Interest ZZ Maximum  Interest  Deferral  Amount:  With respect to any
Distribution  Date, the excess of  (i) Uncertificated  Accrued Interest  calculated with the
REMIC I  Regular  Interest  ZZ  Uncertificated   Pass-Through  Rate  and  an  Uncertificated
Principal  Balance  equal to the  excess of  (x) the  Uncertificated  Principal  Balance  of
REMIC I Regular  Interest ZZ over (y) the REMIC I  Overcollateralized  Amount,  in each case for such Distribution Date, over (ii) the sum of Uncertificated  Accrued Interest on REMIC I
Regular  Interest A-1 through REMIC I Regular Interest B, with the rate on each such REMIC I
Regular  Interest  subject  to a cap equal to the  Pass-Through  Rate for the  corresponding
Class for the purpose of this calculation.

      REMIC II:  The segregated pool of assets described in the Preliminary Statement.

      REMIC II  Regular  Interest:  Any "regular  interest" issued by REMIC II the ownership of  which  is  evidenced  by  a  Class A  Certificate,  a  Class M  Certificate  or  Class B
Certificate or the Class SB Certificate.

      REMIC II  Regular  Interest  SB-IO: A separate  non-certificated  regular  interest of
REMIC II  designated as a REMIC II Regular  Interest.  REMIC II Regular Interest SB-IO shall have no entitlement to principal and shall be entitled to  distributions of interest subject to the terms and conditions  hereof, in an aggregate amount equal to interest  distributable with respect to the Class SB Certificate pursuant to the terms and conditions hereof.

      REMIC II  Regular  Interest  SB-PO: A separate  non-certificated  regular  interest of
REMIC II  designated as a REMIC II Regular  Interest.  REMIC II Regular Interest SB-PO shall have no entitlement to interest and shall be entitled to distributions of principal  subject to the terms and conditions hereof, in an aggregate amount equal to principal  distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

      REMIC Provisions:  Provisions  of the federal  income tax law  relating to real estate mortgage investment conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final regulations (or, to
the  extent  not   inconsistent   with  such  temporary  or  final   regulations,   proposed
regulations) and  published rulings,  notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

      REMIC Regular   Interests:   the  REMIC I  Regular   Interests  and  REMIC II  Regular
Interests.

      REO Acquisition:  The acquisition by the  Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition:   With  respect  to  any   REO Property,   a  determination   by  the
Master Servicer  that it has received  substantially  all  Insurance  Proceeds,  Liquidation
Proceeds,  REO Proceeds  and other  payments and recoveries  (including  proceeds of a final sale) which the  Master Servicer  expects to be finally  recoverable  from the sale or other disposition of the REO Property.

      REO Imputed  Interest:  With respect to any  REO Property,  for any period,  an amount equivalent  to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been  applicable  to the  related  Mortgage  Loan  had it been  outstanding) on  the  unpaid principal  balance  of the  Mortgage  Loan as of the date of  acquisition  thereof  for such period.

      REO Proceeds:  Proceeds,  net of  expenses,  received  in respect of any  REO Property
(including,  without limitation,  proceeds from the rental of the related Mortgaged Property or with respect to a Cooperative  Loan, the related  Cooperative  Apartment) which  proceeds
are  required  to  be  deposited   into  the   Custodial   Account  only  upon  the  related
REO Disposition.

      REO Property:  A Mortgaged Property acquired by the Master Servicer,  on behalf of the
Trust Fund  for the  benefit of the  Certificateholders  pursuant to  Section 3.14,  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term extension or (iii) has had amounts owing on such  Mortgage  Loan  capitalized  by adding  such  amount to the Stated  Principal
Balance  of such  Mortgage  Loan;  provided,  however,  that a  Mortgage  Loan  modified  in accordance with  clause (i) above  for a temporary period shall not be a Reportable Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification if that interest rate reduction is not made permanent thereafter.

      Repurchase Event:  As defined in the Assignment Agreement.

      Request  for  Release:  A  request  for  release,  the form of which  is  attached  as
Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

      Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is  required  to be  maintained  from time to time under this  Agreement,  the Program
Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required  Overcollateralization  Amount: With respect to any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, 0.75% of the Cut-off Date Balance,  or
(b) if such  Distribution Date is on or after the Stepdown Date, the greater of (i) 1.50% of the then current  aggregate Stated Principal  Balance of the Mortgage Loans as of the end of
the related Due Period and (ii) the  Overcollateralization Floor; provided, however, that if a Trigger Event is in effect,  the Required  Overcollateralization  Amount shall be equal to the Required  Overcollateralization  Amount for the immediately preceding Distribution Date.
The  Required   Overcollateralization   Amount  may  be  reduced  from  time  to  time  with
notification to the Rating Agencies.

      Residential Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage  Loans to the  Depositor  and not in its
capacity as Master Servicer, and any successor thereto.

      Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate Trust  Department of the Trustee,  including any Senior Vice  President,  any Vice
President,  any Assistant  Vice  President,  any Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or any other  officer of the  Trustee,  in each case with direct responsibility for the administration of this Agreement.

      RFC Exemption:  As defined in Section 5.02(e)(ii).

      Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

      Securities Act:   Securities Act of 1933, as amended.

      Security  Agreement:  With respect to a Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

      Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing  entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

      Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a  percentage,  the  numerator  of which is  (x) the  sum of (i) the  aggregate  Certificate
Principal  Balance  of the  Class M  Certificates  and  Class B  Certificates  and  (ii) the
Overcollateralization  Amount,  in each  case  prior to the  distribution  of the  Principal
Distribution  Amount  on such  Distribution  Date and the  denominator  of which is  (y) the
aggregate  Stated   Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date.

      Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.
      Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses  incurred in  connection  with a default,  delinquency  or other  unanticipated event  by  the  Master Servicer  or a  Subservicer  in  the  performance  of  its  servicing obligations,  including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged  Property (or, with respect to a Cooperative Loan, the related
Cooperative   Apartment),   (ii) any   enforcement   or  judicial   proceedings,   including
foreclosures,  including  any  expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the MERS System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation  procedures  implemented in accordance with Section 3.07 and  (v) compliance  with the obligations under Sections 3.01, 3.08, 3.11,
3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer
provides  services such as appraisals and brokerage  services that are customarily  provided by Persons  other  than  servicers  of  mortgage  loans,  reasonable  compensation  for such services.

      Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of  Regulation
AB, as such may be amended from time to time.

      Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable monthly to the  Master Servicer  in respect of master  servicing  compensation  that accrues  at an  annual  rate  equal to the  Servicing  Fee  Rate  multiplied  by the  Stated
Principal  Balance of such  Mortgage  Loan as of the  related  Due Date  in the  related Due
Period, as may be adjusted pursuant to Section 3.16(e).

      Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule as the "MSTR SERV FEE" as may be adjusted  with  respect to successor  Master Servicers  as provided in Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

      Servicing  Modification:  Any  reduction  of  the  interest  rate  on  or  the  Stated
Principal  Balance  of a  Mortgage  Loan,  any  extension  of the final  maturity  date of a
Mortgage  Loan,  and any  increase  to the Stated  Principal  Balance of a Mortgage  Loan by
adding to the Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the Mortgage  Loan, in each case pursuant to a  modification  of a Mortgage Loan that is in  default,  or for  which,  in the  judgment  of the  Master Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

      Servicing  Officer:  Any officer of the  Master Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose name and  specimen signature  appear on a list of  servicing  officers  furnished to the Trustee on the Closing
Date by the Master Servicer, as such list may from time to time be amended.

      Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans,  the arithmetic  average,  for each of the three  Distribution  Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans  that  are 60 or  more  days delinquent  in payment of  principal  and  interest for that  Distribution  Date,  including
Mortgage  Loans  in  bankruptcy  that  are  60 or  more  days  delinquent,  foreclosure  and
REO Properties,  over  (y) the  aggregate  Stated  Principal  Balance of all of the Mortgage
Loans immediately preceding that Distribution Date.

      Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

      Startup Date:  The day designated as such pursuant to Article X hereof.

      Stated Principal Balance:  With respect to any Mortgage Loan or related  REO Property, at any given time,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of the Mortgage
Loan,  and (b) any  amount by which the Stated  Principal  Balance of the Mortgage  Loan has
been  increased  pursuant  to a  Servicing  Modification,  minus  (ii) the  sum  of  (a) the principal  portion  of the  Monthly  Payments  due with  respect  to such  Mortgage  Loan or
REO Property  during each Due Period  commencing  on the first Due Period  after the Cut-Off
Date and ending with the Due Period  related to the  previous  Distribution  Date which were received or with  respect to which an Advance was made,  and (b) all  Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds, Liquidation
Proceeds and  REO Proceeds,  to the extent applied by the  Master Servicer  as recoveries of
principal  in  accordance  with   Section 3.14   with  respect  to  such  Mortgage  Loan  or
REO Property,  in each case which were  distributed  pursuant to Section 4.02 or 4.03 on any previous  Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect to such
Mortgage  Loan  allocated  to  Certificateholders  with  respect  thereto  for any  previous
Distribution Date.

      Stepdown  Date:  The  Distribution  Date  which is the  earlier  to  occur of  (i) the
Distribution  Date  immediately  succeeding  the  Distribution  Date on which the  aggregate
Certificate  Principal  Balance  of the  Class A  Certificates  has been  reduced to zero or
(ii) the later to occur of (x) the  Distribution Date occurring in November 2009 and (y) the first  Distribution Date on which the Senior  Enhancement  Percentage is equal to or greater than 24.80%.

      Subordination:  The provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

      Subordination  Percentage:  With  respect to the Class A  Certificates,  75.20%;  with respect to the Class M-1  Certificates,  79.70%; with respect to the Class M-2 Certificates,
83.90%;  with respect to the Class M-3  Certificates,  86.40%; with respect to the Class M-4
Certificates,  88.70%; with respect to the Class M-5  Certificates,  90.90%; with respect to the Class M-6  Certificates,  92.60%;  with respect to the Class M-7  Certificates,  94.00%;
with  respect  to  the  Class M-8  Certificates,  95.30%;  with  respect  to  the  Class M-9
Certificates, 96.80%; and with respect to the Class B Certificates, 98.50%.

      Subsequent  Recoveries:   As  of  any  Distribution  Date,  amounts  received  by  the
Master Servicer  (net  of any  related  expenses  permitted  to be  reimbursed  pursuant  to
Section 3.10) or  surplus amounts held by the  Master Servicer  to cover estimated  expenses
(including,  but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant to the applicable  Seller's  Agreement and assigned to the Trustee pursuant to  Section 2.04) specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an  REO Disposition  prior to the related Prepayment Period and that resulted in a Realized Loss.

      Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

      Subservicer:   Any  Person  with  whom  the   Master Servicer   has  entered   into  a
Subservicing  Agreement  and who  generally  satisfied  the  requirements  set  forth in the
Program  Guide  in  respect  of the  qualification  of a  Subservicer  as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan  which  is  advanced  by the  related  Subservicer  (net of its  Subservicing
Fee) pursuant to the Subservicing Agreement.

      Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

      Subservicing  Agreement:  The written  contract  between the  Master Servicer  and any
Subservicer  relating to servicing and  administration of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the  Master Servicer and the
Depositor.

      Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the
related   Subservicer  (or,  in  the  case  of  a  Nonsubserviced   Mortgage  Loan,  to  the
Master Servicer) in  respect  of  subservicing  and other  compensation  that  accrues  with respect  to each  Distribution  Date at an annual  rate equal to the  Subservicing  Fee Rate multiplied by the Stated Principal  Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

      Subservicing  Fee Rate:  The per annum  rate  designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

      Supplemental   Interest  Trust  Account:   The  separate  trust  account  created  and
maintained   by  the   Supplemental   Interest   Trust   Trustee  for  the  benefit  of  the
Certificateholders pursuant to Section 4.09(a).

      Supplemental  Interest  Trust:  The  separate  trust  created  and  maintained  by the
Supplemental  Interest Trust Trustee pursuant to Section 4.09(a).  The primary activities of the Supplemental Interest Trust shall be:

            (i)   holding the Swap Agreement;

            (ii)  receiving  collections  or  making  payments  with  respect  to  the  Swap
      Agreement; and

            (iii) engaging  in  other   activities  that  are  necessary  or  incidental  to
      accomplish these limited  purposes,  which activities cannot be contrary to the status of the  Supplemental  Interest  Trust as a  qualified  special  purpose  entity  under existing accounting literature.

      Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust, which agreement provides for Net Swap Payments and Swap Termination  Payments to be paid, as provided therein,  together with any schedules,  confirmations or other agreements  relating thereto, attached hereto as Exhibit U.

      Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate
Payer  Payment  Date (as defined in the Swap  Agreement),  the amount set forth on Exhibit T hereto for such Floating Rate Payer Payment Date.

      Swap  Counterparty:  The  swap  counterparty  under  the  Swap  Agreement  either  (a)
entitled to receive payments from the Supplemental  Interest Trust Trustee, on behalf of the
Supplemental  Interest  Trust,  from  amounts  payable by the  Supplemental  Interest  Trust
Trustee, on behalf of the Supplemental  Interest Trust, under this Agreement or (b) required to make payments to the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental
Interest Trust,  for payments to the Supplemental  Interest Trust Trustee,  on behalf of the
Supplemental  Interest  Trust,  in either case pursuant to the terms of the Swap  Agreement, and any  successor  in  interest  or  assign.  Initially,  the  Swap  Counterparty  shall be
Deutsche Bank AG, New York Branch.

      Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

      Swap Counterparty  Trigger Event: With respect to any Distribution Date, (i) an "Event of  Default"  under the Swap  Agreement  with  respect to which the Swap  Counterparty  is a
Defaulting Party, (ii) a "Termination  Event" under the Swap Agreement with respect to which the Swap  Counterparty  is the sole  Affected  Party,  or (iii) an  "Additional  Termination
Event"  under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole
Affected Party.

      Swap  Termination  Payment:  Upon the  designation of an "Early  Termination  Date" as defined in the Swap  Agreement,  the payment to be made by the  Supplemental  Interest Trust
Trustee,  on  behalf of the  Supplemental  Interest  Trust,  to the Swap  Counterparty  from payments  from  the  Supplemental  Interest  Trust,  or by  the  Swap  Counterparty  to  the
Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the
Swap Agreement.

      Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S. Real  Estate  Mortgage  Investment  Conduit  Income Tax  Return,  including  Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable  Income or Net Loss
Allocation,  or  any  successor  forms,  to be  filed  on  behalf  of any  REMIC due  to its classification  as a  REMIC under  the  REMIC Provisions,  together  with any and all  other
information,   reports  or  returns   that  may  be   required  to  be   furnished   to  the
Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Telerate Screen Page 3750: As defined in Section 1.02.

      Transaction Party:  As defined in Section 12.02(a).

      Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.
      Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

      Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

      Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date if either (i) with respect to any Distribution Date, the three-month  average of the Sixty-Plus
Delinquency  Percentage,  as  determined  on that  Distribution  Date  and  the  immediately preceding  two  Distribution  Dates,  equals or  exceeds  24.80% of the  Senior  Enhancement
Percentage  or (ii) the  aggregate  amount of  Realized  Losses on the  Mortgage  Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

November 2008 to October 2009     0.75% with  respect  to  November
                                  2008,  plus an additional  1/12th
                                  of   0.95%    for   each    month
                                  thereafter.
November 2009 to October 2010     1.70% with  respect  to  November
                                  2009,  plus an additional  1/12th
                                  of   1.00%    for   each    month
                                  thereafter.
November 2010 to October 2011     2.70% with  respect  to  November
                                  2010,  plus an additional  1/12th
                                  of   0.80%    for   each    month
                                  thereafter.
November 2011 to October 2012     3.50% with  respect  to  November
                                  2011,  plus an additional  1/12th
                                  of   0.45%    for   each    month
                                  thereafter.
November 2012 and thereafter      3.95%

      Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting of: (i) the
Mortgage  Loans and the related  Mortgage  Files;  (ii) all  payments on and  collections in respect of the Mortgage  Loans due after the Cut-off  Date (other than Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the
Certificate  Account and  identified as belonging to the  Trust Fund;  (iii) property  which
secured  a   Mortgage   Loan  and  which  has  been   acquired   for  the   benefit  of  the
Certificateholders by foreclosure or deed in lieu of foreclosure;  (iv) the hazard insurance policies and Primary  Insurance  Policies  pertaining  to the Mortgage  Loans,  if any; (v)
rights under the Swap Agreement and the  Supplemental  Interest Trust Account;  and (vi) all
proceeds of clauses (i) through (v) above.

      Trustee Information:  As specified in Section 12.05(a)(i)(A).

      Uncertificated Accrued Interest:  With respect to any REMIC I Regular Interest for any
Distribution Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through
Rate  for  such  Distribution  Date,   accrued  on  its  Uncertificated   Principal  Balance
immediately  prior  to such  Distribution  Date.  Uncertificated  Accrued  Interest  for the
REMIC I  Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve
30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I  Regular  Interests  for any  Distribution  Date,  any  Prepayment  Interest
Shortfalls  and  Relief  Act   Shortfalls  (to  the  extent  not  covered  by   Compensating
Interest) relating  to the  Mortgage  Loans for any  Distribution  Date  shall be  allocated first,  to  Uncertificated  Accrued  Interest  payable to REMIC I  Regular  Interest  AA and
REMIC I  Regular  Interest ZZ up to an aggregate  amount equal to the REMIC I  Interest Loss
Allocation  Amount,  98% and 2%,  respectively,  and  thereafter  any  remaining  Prepayment
Interest   Shortfalls   (to  the  extent   not   covered  by   Eligible   Master   Servicing
Compensation) for  any  Distribution  Date shall be allocated among REMIC I Regular Interest
AA, REMIC I Regular  Interest A-1,  REMIC I Regular  Interest A-2,  REMIC I Regular Interest
A-3,  REMIC I Regular  Interest A-4,  REMIC I Regular Interest M-1, REMIC I Regular Interest
M-2,  REMIC I Regular  Interest M-3,  REMIC I Regular Interest M-1, REMIC I Regular Interest
M-4,  REMIC I Regular  Interest M-5,  REMIC I Regular Interest M-6, REMIC I Regular Interest
M-7,  REMIC I Regular Interest M-8, REMIC I Regular Interest M-9, REMIC I Regular Interest B
and REMIC I  Regular  Interest ZZ,  pro rata based on, and to the extent of,  Uncertificated
Accrued Interest, as calculated without application of this sentence.

      Uncertificated  Notional  Amount:  With respect to the REMIC II Regular Interest SB-IO component of the Class SB  Certificates  and any  Distribution  Date, an amount equal to the aggregate  Uncertificated  Principal  Balance  of the  REMIC I  Regular  Interests  for such
Distribution Date.

      Uncertificated   Principal  Balance:  As  of  the  Closing  Date,  the  Uncertificated
Principal  Balance of each REMIC I Regular  Interest shall equal the amount set forth in the
Preliminary  Statement  hereto as its  initial  Uncertificated  Principal  Balance.  On each
Distribution  Date, the  Uncertificated  Principal  Balance of each REMIC I Regular Interest shall be  reduced  by all  distributions  of  principal  deemed  made on such  REMIC Regular
Interest  on such  Distribution  Date  pursuant  to  Section 4.02  and, if and to the extent necessary and appropriate,  shall be further reduced on such  Distribution  Date by Realized
Losses as provided in  Section 4.05,  and the  Uncertificated  Principal  Balance of REMIC I
Regular  Interest ZZ shall be  increased  by the related  interest  deferrals as provided in
Section 4.02.  The  Uncertificated  Principal Balance of each REMIC I Regular Interest shall never be less than zero.  With respect to the REMIC II  Regular  Interest  SB-PO, an initial amount  equal to the amount set forth in the  Preliminary  Statement  hereto as its  initial
Uncertificated  Principal Balance.  On each Distribution Date, the Uncertificated  Principal
Balance  of each  REMIC II  Regular  Interest  shall  be  reduced  by all  distributions  of principal deemed made on such  REMIC Regular  Interest on such Distribution Date pursuant to
Section 4.02  and, if and to the extent necessary and appropriate,  shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05.

      Uncertificated  REMIC I  Pass-Through  Rate:  With  respect  to each  REMIC I  Regular
Interest and any  Distribution  Date, a per annum rate equal to the weighted  average of the
Net Mortgage  Rates of the Mortgage Loans in effect for the scheduled  Monthly  Payments due on such Mortgage Loans during the related Due Period.

      Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such property is not fully  reimbursable  by the hazard  insurance policies.

      United States  Person:  A citizen or resident  of the  United States,  a  corporation, partnership  or other entity  (treated as a corporation  or  partnership  for  United States
federal  income  tax   purposes) created  or  organized  in,  or  under  the  laws  of,  the
United States,  any state  thereof,  or the  District of  Columbia  (except in the case of a partnership,  to the extent  provided in Treasury  regulations) provided  that, for purposes solely of the restrictions on the transfer of Class R Certificates,  no partnership or other entity  treated as a partnership  for  United States  federal  income tax purposes  shall be treated  as a  United States  Person  unless  all  persons  that  own an  interest  in  such
partnership   either  directly  or  through  any  entity  that  is  not  a  corporation  for
United States  federal  income  tax  purposes  are  required  by  the  applicable  operative
agreement   to  be   United States   Persons,   or  an   estate   that   is   described   in
Section 7701(a)(30)(D) of    the    Code,    or   a    trust    that   is    described    in
Section 7701(a)(30)(E) of the Code.

      VA:  The Veterans Administration, or its successor.

      Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting Rights shall be allocated  among
Holders of the Class A, Class M and Class B  Certificates,  in proportion to the outstanding
Certificate  Principal  Balances of their respective  Certificates;  1% of all of the Voting
Rights shall be allocated among the Holders of the Class SB  Certificates;  0.50% and 0.50%,
of all of the Voting  Rights shall be allocated to each of the Holders of the  Class R-I and
Class R-II Certificates,  respectively;  in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

Section 1.02.     Determination of LIBOR.

      LIBOR applicable to the calculation of the  Pass-Through  Rate on the Class A, Class M
and Class B  Certificates  for any Interest  Accrual Period will be determined on each LIBOR
Rate Adjustment  Date. On each LIBOR Rate Adjustment  Date, or if such LIBOR Rate Adjustment
Date is not a  Business  Day,  then on the next  succeeding  Business  Day,  LIBOR  shall be established by the Trustee and, as to any Interest  Accrual Period,  will equal the rate for one month United States  dollar deposits that appears on the Telerate Screen Page 3750 as of
11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Telerate  Screen Page 3750"
means the  display  designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may  replace  page  3750 on  that  service  for the  purpose  of  displaying  London interbank  offered rates of major banks). If such rate does not appear on such page (or such other  page as may  replace  that  page on that  service,  or if such  service  is no longer offered,  LIBOR shall be so established by use of such other service for displaying LIBOR or
comparable  rates  as  may  be  selected  by  the  Trustee  after   consultation   with  the
Master Servicer),  the rate will be the Reference Bank Rate. The "Reference  Bank Rate" will be determined  on the basis of the rates at which  deposits in  U.S. Dollars  are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions in the  London  interbank  market,  selected  by the  Trustee  after  consultation  with the
Master Servicer) as  of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market  for a period of one month in  amounts  approximately equal to the  aggregate  Certificate  Principal  Balance of the Class A, Class M and Class B
Certificates  then  outstanding.  The Trustee shall  request the principal  London office of each of the  reference  banks to  provide  a  quotation  of its  rate.  If at least two such quotations are provided,  the rate will be the arithmetic mean of the quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two  quotations  are provided as requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major
banks  in  New  York  City,   selected  by  the   Trustee   after   consultation   with  the
Master Servicer,  as of  11:00  a.m.,  New  York  City  time,  on such  date  for  loans  in
U.S. Dollars  to leading  European banks for a period of one month in amounts  approximately equal to the  aggregate  Certificate  Principal  Balance of the Class A, Class M and Class B
Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be
LIBOR for the prior Distribution Date; provided however,  if, under the priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution
Date for the third  consecutive  Distribution  Date, the Trustee shall select an alternative comparable  index (over which the Trustee has no control),  used for  determining  one-month
Eurodollar  lending rates that is calculated and published (or otherwise made  available) by an  independent  party.  The  establishment  of  LIBOR  by the  Trustee  on any  LIBOR  Rate
Adjustment  Date  and  the  Trustee's  subsequent  calculation  of  the  Pass-Through  Rates applicable  to the  Class A,  Class M and Class B  Certificates  for the  relevant  Interest
Accrual  Period,  in the  absence of manifest  error,  will be final and  binding.  Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore,  the  Trustee  shall supply to any  Certificateholder  so requesting by calling the Trustee at 1-800-934-6802 the
Pass-Through  Rate on the Class A Certificates  and Class M Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                               CONVEYANCE OF MORTGAGE LOANS;
                             ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)   The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee  without  recourse all the right,  title and interest of the Depositor in and to (i) the  Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due on the  Mortgage  Loans  in the  month of the  Cut-off  Date);  and  (ii) all  proceeds  of the foregoing.  In addition,  on the Closing Date,  the  Supplemental  Interest Trust Trustee is
hereby  directed to enter into the Swap  Agreement  on behalf of the  Supplemental  Interest
Trust with the Swap Counterparty.

            The  Depositor,  the  Master Servicer  and  the  Trustee  agree  that  it is not intended  that  any  mortgage  loan be  included  in the  Trust Fund  that is  either  (i) a
"High-Cost  Home Loan" as defined in the New Jersey Home  Ownership  Security Act  effective
November  27,  2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico  Home Loan
Protection Act effective January 1, 2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a
"High-Cost  Home Loan" as defined in the Indiana  Home Loan  Practices  Act  effective as of
January 1, 2005.

(b)   In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Depositor  delivered or caused to be delivered hereunder to the Trustee or a
Custodian,   and   except   as  set   forth  in   Section 2.01(c) below   and   subject   to
Section 2.01(d) below,  the Depositor  does hereby (1) with respect to each  Mortgage  Loan, deliver  to  the  Master  Servicer  (or an  Affiliate  of the  Master  Servicer)each  of the documents or instruments  described in clause  (I)(ii) below (and the Master  Servicer shall hold (or cause such  Affiliate to hold) such  documents or  instruments in trust for the use and  benefit of all  present and future  Certificateholders),  (2) with  respect to each MOM
Loan, deliver to and deposit with the Trustee,  or the Custodian as the duly appointed agent of the Trustee for such purpose,  the documents or  instruments  described in clauses (I)(i)
and (v)  below,  (3)  with  respect  to each  Mortgage  Loan  that is not a MOM  Loan but is registered  on the MERS(R)System,  deliver to and deposit with the Trustee,  or the Custodian as the duly  appointed  agent of the Trustee for such purpose,  the documents or instruments described in clauses  (I)(i),  (iv) and (v) below and (4) with respect to each Mortgage Loan that is not a MOM Loan and is not  registered  on the MERS(R)System,  deliver to and deposit with the  Trustee,  or the  Custodian  as the duly  appointed  agent of the Trustee for such purpose,  the documents or  instruments  described in clauses  (I)(i),  (iii),  (iv) and (v)
below and clause (II) below:

(I) with respect to each Mortgage Loan (other than a Cooperative Loan) so assigned:

(i)   The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or  Residential Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)  The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a
      MOM Loan,  with evidence of recording  indicated  thereon or, if the original Mortgage has not yet been returned  from the public  recording  office,  a copy of the original
      Mortgage with evidence of recording indicated thereon;

(iii) The Assignment (which may be included in one or more blanket  assignments if permitted by  applicable  law) of  the  Mortgage  to the  Trustee  with  evidence  of  recording indicated  thereon or a copy of such assignment  with evidence of recording  indicated
      thereon;

(iv)  The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to
      MERS,  if the Mortgage  Loan is registered on the MERS(R)System and noting the presence of a MIN) with  evidence of recordation noted thereon or attached  thereto,  or a copy of  such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon; and

(v)   The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)   The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof to the
            Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage
            Note,   an  original   lost  note   affidavit   from  the   related   Seller  or
            Residential Funding  stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)  A counterpart of the Cooperative  Lease and the Assignment of Proprietary Lease to the
            originator  of the  Cooperative  Loan with  intervening  assignments  showing an unbroken  chain of title from such  originator  to the Trustee or a copy of such
            Cooperative  Lease and  Assignment of  Proprietary  Lease and copies of any such intervening assignments;

(iii) The related Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such  Cooperative  Loan,  together with an undated stock power (or other similar instrument) executed in blank or copies thereof;

(iv)  The  original  recognition  agreement  by  the  Cooperative  of the  interests  of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)   The Security Agreement or a copy thereof;

(vi)  Copies of the original UCC-1 financing  statement,  and any  continuation  statements, filed by the originator of such  Cooperative  Loan as secured  party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies  of  the  filed  UCC-3  assignments  or  amendments  of the  security  interest referenced  in  clause (vi) above  showing an  unbroken  chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary Lease;

(viii)      An  executed  assignment  of the  interest  of the  originator  in the  Security
            Agreement,  Assignment  of  Proprietary  Lease  and  the  recognition  agreement referenced  in  clause (iv) above,  showing an unbroken  chain of title from the originator to the Trustee or a copy thereof;

(ix)  The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Cooperative Loan or a copy of each such  modification, assumption agreement or preferred loan agreement; and

(x)   A duly completed UCC-1 financing  statement showing the Master Servicer as debtor, the
            Depositor  as secured  party and the  Trustee as assignee  and a duly  completed
            UCC-1  financing  statement  showing the  Depositor as debtor and the Trustee as secured party, each in a form sufficient for filing,  evidencing the interest of such debtors in the Cooperative Loans.

      The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Sections 2.01(b)(I)(iii),  (iv) and (v) or Sections  2.01(b)(II)(ii),  (iv), (vii), (ix) and
(x) (or  copies  thereof) to  the Trustee or the  Custodian,  deliver such  documents to the
Master Servicer,  and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders until such time as is set forth in the next sentence.  Within thirty  Business Days following the earlier of (i) the receipt of the original of all of the  documents or  instruments  set forth in Sections  2.01(b)(I)  (iii),
(iv) and (v) or Sections  2.01(b)(II)(ii),  (iv),  (vii),  (ix) (or copies  thereof) for any
Mortgage  Loan and (ii) a  written  request by the Trustee to deliver those  documents  with respect to any or all of the  Mortgage  Loans then  being held by the  Master Servicer,  the
Master Servicer  shall  deliver a  complete  set of such  documents  to the  Trustee  or the
Custodian, as duly appointed agent of the Trustee.

(c)   Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor  cannot  deliver the original of the Mortgage,  any assignment, modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b)) with  evidence of recording thereon  concurrently with the execution  and  delivery  of this  Agreement  because  of (i) a  delay  caused by the public recording  office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement as the case may be, has been delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments, the  Depositor  shall  deliver or cause to be  delivered  to the  Trustee or the  respective
Custodian  a copy  of such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.

      The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real property  records the Assignment  referred to in  clause (iii) of  Section 2.01(b), except  (a) in  states where,  in an Opinion of Counsel  acceptable to the  Master Servicer, such  recording is not required to protect the  Trustee's  interests in the Mortgage Loan or
(b) if MERS is  identified  on the  Mortgage  or on a properly  recorded  assignment  of the
Mortgage  as the  mortgagee  of record  solely as nominee  for  Residential Funding  and its successors and assigns,  and shall promptly cause to be filed the Form UCC-3  assignment and
UCC-1  financing  statement  referred  to  in  clause (II)(vii) and  (x),  respectively,  of
Section 2.01(b).  If any  Assignment,  Form UCC-3 or Form UCC-1,  as applicable,  is lost or returned  unrecorded to the Depositor  because of any defect  therein,  the Depositor  shall prepare a  substitute  Assignment,  Form UCC-3 or Form  UCC-1,  as applicable,  or cure such defect,  as the case may be, and cause such  Assignment  to be recorded in  accordance  with this  paragraph.  The  Depositor  shall  promptly  deliver or cause to be  delivered  to the applicable person described in Section 2.01(b),  any Assignment or substitute Assignment (or copy  thereof)  recorded in  connection  with this  paragraph, with  evidence  of  recording indicated  thereon  at the  time  specified  in  Section 2.01(c).  In  connection  with  its servicing  of  Cooperative  Loans,  the  Master Servicer  will use its best  efforts to file timely  continuation  statements  with regard to each  financing  statement  and  assignment relating to  Cooperative  Loans as to which the  related  Cooperative  Apartment  is located outside of the State of New York.

      If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the endorsement  of the Mortgage Note and the  Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the Custodian,  as contemplated by
Section 2.02.

      In  connection   with  the   assignment  of  any  Mortgage  Loan   registered  on  the
MERS(R) System,  the  Depositor  further  agrees that it will cause,  at the  Depositor's  own expense,  within  30 Business Days after the Closing Date, the MERS(R)System to indicate that such Mortgage  Loans have been  assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage Loans which are  repurchased  in accordance  with this  Agreement) in  such computer files (a) the code in the field which  identifies the specific  Trustee and (b) the code in the field "Pool Field" which  identifies  the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Depositor  further  agrees that it will not, and will not permit the  Master Servicer  to, and the  Master Servicer  agrees that it will not, alter the codes  referenced in this  paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such  Mortgage Loan is  repurchased  in accordance with the terms of this Agreement.

(d)   It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as provided for in this  Section 2.01  be construed as a sale by the  Depositor to the
Trustee of the Mortgage Loans for the benefit of the Certificateholders.  Further, it is not intended  that any such  conveyance  be deemed to be a pledge of the  Mortgage  Loans by the
Depositor to the Trustee to secure a debt or other obligation of the Depositor.  However, in the  event  that  the  Mortgage  Loans  are  held  to be  property  of the  Depositor  or of
Residential Funding,  or if for any  reason  this  Agreement  is held or  deemed to create a security interest in the Mortgage Loans,  then it is intended that (a) this  Agreement shall also be deemed to be a security  agreement within the meaning of Articles 8 and 9 of the New
York  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other  applicable jurisdiction;  (b) the  conveyances  provided for in this Section 2.01 shall be deemed to be
(1) a  grant  by  the  Depositor  to  the  Trustee  of a  security  interest  in  all of the
Depositor's  right  (including  the  power to convey  title  thereto),  title and  interest, whether  now owned or  hereafter  acquired,  in and to  (A) the  Mortgage  Loans,  including
(a)(i) with   respect  to  each  Cooperative  Loan,  the  related  Mortgage  Note,  Security
Agreement,  Assignment of Proprietary  Lease,  Cooperative Stock Certificate and Cooperative
Lease,  (ii) with  respect to each Mortgage Loan other than a Cooperative  Loan, the related
Mortgage Note and Mortgage,  and (b) any  insurance  policies and all other documents in the related  Mortgage File,  (B) all amounts payable  pursuant to the Mortgage Loans or the Swap
Agreement  in  accordance  with the terms  thereof and (C) any and all general  intangibles, payment  intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates  of  deposit,  goods,  letters  of  credit,  advices  of credit  and investment  property  and other  property of whatever  kind or  description  now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing,  and all proceeds  of  the  conversion,  voluntary  or  involuntary,  of  the  foregoing  into  cash, instruments,  securities or other property,  including  without  limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial Account,  whether in the form of cash, instruments,  securities or other property and (2) an assignment by the
Depositor  to the Trustee of any security  interest in any and all of  Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses (1)(A),
(B) and  (C) granted  by  Residential Funding  to the Depositor  pursuant to the  Assignment
Agreement;  (c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the
Trustee of Mortgage  Notes or such other items of property as they  constitute  instruments, money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest pursuant  to the  Uniform  Commercial  Code as in  effect  in the  States  of New  York  and
Minnesota and any other applicable  jurisdiction;  and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees  or  agents  of, or  persons  holding  for,  (as applicable) the  Trustee  for  the  purpose  of  perfecting  such  security  interest  under applicable law.

      The Depositor and, at the Depositor's direction,  Residential Funding  and the Trustee shall, to the extent consistent with this Agreement,  take such reasonable actions as may be necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be  maintained  as such  throughout  the  term  of  this  Agreement.  Without  limiting  the generality  of the  foregoing,  the  Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for  filing,  at the  expense of the  Depositor,  all filings necessary to maintain the  effectiveness of any original filings necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security interest in or  lien  on  the  Mortgage  Loans,  as  evidenced  by an  Officers'  Certificate  of the
Depositor,  including without  limitation  (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by  (1) any  change of name of  Residential Funding,  the
Depositor  or the  Trustee  (such  preparation  and  filing  shall be at the  expense of the
Trustee,  if occasioned by a change in the Trustee's  name),  (2) any  change of location of the place of business or the chief executive office of  Residential Funding or the Depositor or (3) any transfer of any interest of  Residential Funding or the Depositor in any Mortgage
Loan.

Section 2.02.     Acceptance by Trustee.

      The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and based  solely  upon a receipt or  certification  executed  by the
Custodian,  receipt  by  the  respective  Custodian  as  the  duly  appointed  agent  of the
Trustee) of the documents referred to in Section 2.01(b)(i) above  (except that for purposes of such  acknowledgment  only, a Mortgage Note may be endorsed in blank and an Assignment of
Mortgage may be in blank) and  declares  that it, or the  Custodian as its agent,  holds and will hold such documents and the other documents  constituting a part of the Custodial Files delivered  to it, or a  Custodian  as its  agent,  in trust for the use and  benefit  of all present and future  Certificateholders.  The Trustee or Custodian  (the  Custodian  being so obligated under a Custodial  Agreement) agrees,  for the benefit of  Certificateholders,  to review each Custodial File delivered to it pursuant to  Section 2.01(b) within 45 days after the Closing Date to  ascertain  that all required  documents  (specifically  as set forth in
Section 2.01(b)),  have been executed and received,  and that such  documents  relate to the
Mortgage Loans  identified on the Mortgage Loan Schedule,  as  supplemented,  that have been
conveyed   to  it,  and  to   deliver   to  the   Trustee  a   certificate   (the   "Interim
Certification") to  the effect  that all  documents  required  to be  delivered  pursuant to
Section 2.01(b) above  have been executed and received and that such documents relate to the
Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  Upon delivery of the Custodial Files by the Depositor or the  Master Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or  certification  (the "Final  Certification") executed  by the  Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents  referred to in Section 2.01(b) above.

      If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a part of a  Custodial  File to be  missing  or  defective,  upon  receipt  of notification from the Custodian as specified in the succeeding  sentence,  the Trustee shall promptly so notify or cause the Custodian to notify the  Master Servicer  and the Depositor;
provided,  that if the Mortgage Loan related to such  Custodial File is listed on Schedule A of the Assignment  Agreement,  no notification  shall be necessary.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the  Master Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any Custodial  File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and  adversely  affects the  interests  in the related
Mortgage  Loan  of  the  Certificateholders,   the  Master Servicer  shall  promptly  notify
Residential Funding of such omission or defect and request that Residential Funding  correct or cure such  omission  or  defect  within  60 days  from the date the  Master Servicer  was notified of such  omission or defect  and, if  Residential Funding  does not correct or cure such omission or defect within such period,  then  Residential Funding  shall  purchase such
Mortgage Loan from the Trust Fund at its Purchase  Price, in either case within 90 days from the date the Master Servicer  was notified of such omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code,  any such cure or repurchase  must occur within
90 days  from the date such  breach was  discovered;  and  provided  further,  that no cure, substitution  or repurchase  shall be required if such omission or defect is in respect of a
Mortgage Loan listed on Schedule A of the Assignment  Agreement.  The Purchase Price for any
such  Mortgage Loan shall be deposited or caused to be deposited by the  Master Servicer  in the Custodial  Account  maintained by it pursuant to  Section 3.07  and, upon receipt by the
Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Master
Servicer,  the Trustee or the  Custodian,  as the case may be, shall release the contents of any related  Mortgage  File in its  possession  to the owner of such  Mortgage Loan (or such owner's  designee) and the Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the  Master Servicer,  in each case  without  recourse,  as shall be necessary  to vest  in  Residential Funding  or its  designee  any  Mortgage  Loan  released pursuant hereto and thereafter  such Mortgage Loan shall not be part of the  Trust Fund.  In furtherance of the foregoing,  if the Subservicer or  Residential Funding  that  repurchases the  Mortgage  Loan  is  not a  member  of  MERS  and  the  Mortgage  is  registered  on the
MERS System,   the   Master Servicer,   at  its  own   expense  and  without  any  right  of
reimbursement,  shall  cause MERS to execute and deliver an  assignment  of the  Mortgage in
recordable   form  to   transfer   the   Mortgage   from   MERS  to  such   Subservicer   or
Residential Funding  and shall cause such  Mortgage to be removed from  registration  on the
MERS System  in accordance  with MERS's rules and  regulations.  It is understood and agreed that the obligation of  Residential Funding,  to so cure or purchase any Mortgage Loan as to which a material and adverse  defect in or omission of a constituent  document  exists shall
constitute   the  sole   remedy   respecting   such   defect  or   omission   available   to
Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                  Depositor.

(a)   The  Master Servicer  hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)   The  Master Servicer  is a limited liability company duly organized,  validly existing and in good  standing  under the laws  governing  its creation and existence and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)  The  execution  and  delivery  of  this  Agreement  by  the  Master Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
      Master Servicer's  Certificate  of  Incorporation  or Bylaws or  constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under,  or result in the material breach of, any material contract, agreement or other instrument to which the  Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization,  execution and delivery by the Trustee and
      the   Depositor,   constitutes   a  valid,   legal  and  binding   obligation  of  the
      Master Servicer,  enforceable  against it in accordance  with the terms hereof subject to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other  laws affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)  The  Master Servicer  is not in  default  with  respect  to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and
      adversely   affect  the   condition   (financial   or  other) or   operations  of  the
      Master Servicer  or its properties or might have  consequences  that would  materially adversely affect its performance hereunder;

(v)   No  litigation  is  pending  or,  to  the  best  of the  Master Servicer's  knowledge, threatened  against the  Master Servicer  which would  prohibit its entering into this
      Agreement or performing its obligations under this Agreement;

(vi)  The  Master Servicer  shall comply in all material respects in the performance of this
      Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
      Required Insurance Policy;

(vii) No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor or the Trustee by the
      Master Servicer  will,  to the  knowledge of the  Master Servicer,  contain any untrue statement  of a  material  fact  or  omit  a  material  fact  necessary  to  make  the information, certificate, statement or report not misleading;

(viii)      The  Master Servicer  has  examined  each  existing,  and will examine each new,
      Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
      of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
      acceptable to the  Master Servicer  and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02; and

(ix)  The  Master Servicer  is a member  of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS.

      It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(a) shall  survive delivery of the respective  Custodial Files to the Trustee or the Custodian.  Upon discovery by either the Depositor, the Master Servicer,  the Trustee or
the  Custodian  of  a  breach  of  any   representation   or  warranty  set  forth  in  this
Section 2.03(a) which    materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a
Custodial  Agreement).  Within 90 days of its  discovery  or its  receipt  of notice of such breach,  the  Master Servicer  shall either (i) cure such breach in all material respects or
(ii) to  the  extent  that  such  breach is with  respect  to a  Mortgage  Loan or a related document,  purchase such Mortgage Loan from the  Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.
The  obligation of the  Master Servicer  to cure such breach or to so purchase such Mortgage
Loan  shall  constitute  the sole  remedy in  respect  of a breach of a  representation  and warranty  set  forth  in this  Section 2.03(a) available  to the  Certificateholders  or the
Trustee on behalf of the Certificateholders.

(b)   The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):  (i) the  information set forth in Exhibit G hereto with respect to each
Mortgage  Loan or the  Mortgage  Loans,  as the case  may be,  is true  and  correct  in all material  respects at the  respective  date or dates which such  information  is  furnished;
(ii) immediately  prior  to the  conveyance  of the  Mortgage  Loans  to  the  Trustee,  the
Depositor  had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related  compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security  interest;  and
(iii) each  Mortgage Loan  constitutes a qualified  mortgage under  Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

      It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b) shall  survive delivery of the respective  Custodial Files to the Trustee or the Custodian.

      Upon  discovery  by any of the  Depositor,  the  Master Servicer,  the  Trustee or the
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth in this
Section 2.03(b) which    materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a
Custodial   Agreement);   provided,   however,  that  in  the  event  of  a  breach  of  the
representation  and warranty set forth in  Section 2.03(b)(iii),  the party discovering such breach  shall  give  such  notice  within  five  days of  discovery.  Within  90 days of its discovery  or its receipt of notice of breach,  the  Depositor  shall either  (i) cure  such breach in all material  respects or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;  provided that the Depositor shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such
Mortgage  Loan if such  substitution  occurs  within two years  following  the Closing Date;
provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section 860G(a)(3) of   the  Code,  any  such  cure,
substitution  or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  Any such  substitution  shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by  Residential Funding.  It is understood  and agreed that the  obligation  of the  Depositor  to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole  remedy  respecting  such  breach  available  to the
Certificateholders or the Trustee on behalf of the  Certificateholders.  Notwithstanding the foregoing,  the  Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b) if  the substance of the breach of a representation  set forth above also  constitutes  fraud in the  origination of the Mortgage
Loan.

Section 2.04.     Representations and Warranties of Residential Funding.

      The Depositor,  as assignee of  Residential Funding  under the  Assignment  Agreement, hereby  assigns to the Trustee for the benefit of the  Certificateholders  all of its right, title and interest in respect of the  Assignment  Agreement  applicable to a Mortgage  Loan.
Insofar as the Assignment  Agreement relates to the  representations  and warranties made by
Residential Funding  in respect of such Mortgage Loan and any remedies  provided  thereunder for any breach of such  representations  and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

      Upon  the  discovery  by  the  Depositor,  the  Master Servicer,  the  Trustee  or the
Custodian of a breach of any of the  representations  and warranties  made in the Assignment
Agreement in respect of any Mortgage Loan or of any  Repurchase  Event which  materially and adversely affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering  such  breach  shall  give  prompt  written  notice  to the other  parties  (the
Custodian  being so  obligated  under a  Custodial  Agreement).  The  Master Servicer  shall promptly  notify  Residential Funding  of such breach or  Repurchase  Event and request that
Residential Funding  either  (i) cure  such  breach  or  Repurchase  Event  in all  material respects  within 90 days from the date the  Master Servicer  was  notified of such breach or
Repurchase  Event or  (ii) purchase  such Mortgage Loan from the  Trust Fund at the Purchase
Price and in the manner set forth in  Section 2.02;  provided  that, in the case of a breach or  Repurchase  Event under the  Assignment  Agreement,  Residential Funding  shall have the option to  substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered.  If the breach of representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant  to
Section 4  of the  Assignment  Agreement  was the  representation  and warranty set forth in
clause (bb) of   Section 4   thereof,   then  the   Master Servicer   shall   request   that
Residential Funding  pay  to the  Trust Fund,  concurrently  with  and  in  addition  to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently with such payment. In the event that  Residential Funding  elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04,  Residential Funding  shall  deliver to the Trustee or the  Custodian  for the benefit of the  Certificateholders  with respect to such Qualified  Substitute Mortgage Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an  Assignment  of the Mortgage in
recordable  form, and such other  documents and agreements as are required by  Section 2.01, with the Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any calendar  month after the  Determination  Date for such month.  Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the  Trust Fund and will be retained by the  Master Servicer  and remitted by the
Master Servicer  to  Residential Funding  on the next succeeding  Distribution Date. For the month of  substitution,  distributions  to the  Certificateholders  will include the Monthly
Payment due on a Deleted  Mortgage  Loan for such month and  thereafter  Residential Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan.
The  Master Servicer  shall amend or cause to be amended the Mortgage  Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute Mortgage Loan or Loans and the Master Servicer
shall  deliver the amended  Mortgage Loan  Schedule to the Trustee and the  Custodian.  Upon
such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms  of this  Agreement  and the  related  Subservicing  Agreement  in all  respects,  and
Residential Funding  shall be deemed to have made the  representations  and warranties  with respect to the Qualified  Substitute  Mortgage Loan contained in Section 4 of the Assignment
Agreement,  as  of  the  date  of  substitution,  and  the  covenants,  representations  and warranties set forth in this  Section 2.04,  and in Section 2.03  hereof and in Section 4 of the  Assignment  Agreement,  and the  Master Servicer  shall be obligated to  repurchase  or substitute  for any Qualified  Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the Assignment  Agreement) has  occurred  pursuant to Section 4 of the Assignment
Agreement.

      In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the  Master Servicer  shall  determine  the amount (if  any) by  which the Stated  Principal  Balance of all such  Qualified  Substitute
Mortgage Loans as of the date of  substitution is less than the aggregate  Stated  Principal
Balance of all such Deleted Mortgage Loans (in each case after  application of the principal portion of the Monthly Payments due in the month of substitution  that are to be distributed to the Certificateholders in the month of substitution).  Residential Funding  shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any  reimbursement  therefor.  Residential Funding  shall  give  notice  in  writing  to the
Trustee of such event,  which notice shall be accompanied by an Officers'  Certificate as to the  calculation  of such  shortfall  and  (subject  to  Section 10.01(f)) by  an Opinion of
Counsel  to the effect  that such  substitution  will not cause  (a) any  federal  tax to be imposed  on the  Trust Fund,  including  without  limitation,  any  federal  tax  imposed on
"prohibited  transactions" under  Section 860F(a)(1) of  the Code or on "contributions after
the  startup  date"  under   Section 860G(d)(1) of  the  Code  or  (b) any  portion  of  any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.

      It is understood  and agreed that the obligation of  Residential Funding  to cure such breach or purchase  (or  substitute  for) such  Mortgage  Loan as to which such a breach has occurred  and is  continuing  and  to  make  any  additional  payments  required  under  the
Assignment  Agreement  in  connection  with a breach of the  representation  and warranty in clause (bb) of  Section 4  thereof shall  constitute the sole remedy  respecting such breach available to the Certificateholders or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is  Residential Funding,  then the Trustee shall also have the right (i)
to give the  notification  and require  the  purchase or  substitution  provided  for in the second  preceding  paragraph in the event of such a breach of a  representation  or warranty made by  Residential Funding  in the Assignment  Agreement or (ii) to give the  notification and  require  the  purchase  or  substitution  provided  for in Section 6 of the  Assignment
Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by
Residential Funding,  the  Trustee  shall  assign to  Residential Funding  all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular
                  Interests.

(a)   The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or the  Custodian on its behalf,  subject to any  exceptions noted,  together with the assignment to it of all other assets  included in the  Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the  Trustee,  pursuant to the written  request of the  Depositor  executed by an officer of the Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the Certificates in authorized  denominations which evidence ownership of the entire Trust Fund.

(b)   The  Depositor,  as of the Closing  Date,  and  concurrently  with the  execution  and delivery hereof,  does hereby assign without  recourse all the right,  title and interest of the Depositor in and to the Uncertificated  REMIC I Regular Interests to the Trustee for the
benefit  of  the  holders  of  each  Class  of   Certificates   (other  than  the  Class R-I
Certificates).  The  Trustee  acknowledges  receipt of the  Uncertificated  REMIC I  Regular
Interests  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of each Class of Certificates  (other than the
Class R-I Certificates).

(c)   The  Depositor  concurrently  with the  execution  and  delivery  hereof,  does hereby transfer,  assign,  set over and otherwise  convey in trust to the Trustee without  recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular Interests,
and the other  assets of REMIC II  for the benefit of the  holders of the  REMIC II  Regular
Interests and the Class R-II  Certificates.  The Trustee acknowledges receipt of the REMIC I
Regular Interests (which are  uncertificated) and  the other assets of REMIC II and declares that it holds and will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC II Regular Interests and the Class R-II Certificates.

Section 2.06.     Purposes and Powers of the Trust.

      The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)   To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)   To enter into and perform its obligations under this Agreement;

(c)   To  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental hereto or connected therewith; and

(d)   Subject to compliance with this Agreement,  to engage in such other  activities as may
be  required  in  connection  with   conservation  of  the  Trust Fund  and  the  making  of
distributions to the Certificateholders.

      The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding the provisions of Section 11.01,  the trust shall not engage in any activity other than in  connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding,  and this Section 2.06 may not be  amended,  without  the consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

      The Depositor,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other  express or implied  agreement to the contrary,  that any and all Persons,  and any of their  respective  employees,  representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all Persons,  without  limitation of any kind, the tax  treatment  and tax  structure  of the  transaction  and all  materials  of any kind
(including  opinions or other tax  analyses) that  are  provided to any of them  relating to
such tax  treatment  and tax  structure.   For  purposes of this  paragraph,  the terms "tax
treatment" and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III
                       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)   The  Master Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of this  Agreement  and the  respective  Mortgage  Loans,  following  such procedures as it would employ in its good faith  business  judgment and which are normal and usual  in its  general  mortgage  servicing  activities,  and  shall  have  full  power  and authority,  acting alone or through Subservicers as provided in Section 3.02,  to do any and all things which it may deem  necessary or desirable in connection  with such  servicing and administration.  Without limiting the generality of the foregoing,  the  Master Servicer  in its own name or in the name of a  Subservicer  is hereby  authorized  and  empowered  by the
Trustee  when the  Master Servicer  or the  Subservicer,  as the case  may be,  believes  it
appropriate   in  its  best   judgment,   to  execute   and   deliver,   on  behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments of satisfaction or cancellation,  or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a Mortgage for the purpose of correcting the Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or completion of judicial or non-judicial foreclosure,  the conveyance of a Mortgaged Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed in lieu of foreclosure,  or the  management,  marketing  and  conveyance  of any  property  acquired by foreclosure  or deed in lieu of  foreclosure  with  respect to the  Mortgage  Loans and with respect  to  the  Mortgaged  Properties.  The  Master Servicer  further  is  authorized  and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own
name or in the name of the Subservicer,  when the Master Servicer or the Subservicer, as the case may be,  believes it is  appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders or any of them, any and all instruments of assignment and other comparable  instruments with respect to such  assignment  or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding  sentence shall be borne by the  Master Servicer in accordance with Section 3.16(c), with no right of reimbursement;  provided, that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes necessary to remove any Mortgage Loan from registration on the
MERS(R)System and to arrange for the  assignment  of the related  Mortgages  to the Trustee, then any related  expenses  shall be  reimbursable  to the  Master Servicer  as set forth in
Section 3.10(a)(ii).   Notwithstanding  the  foregoing,  subject  to  Section 3.07(a),   the
Master Servicer  shall not permit any  modification  with respect to any Mortgage  Loan that would both  constitute  a sale or  exchange  of such  Mortgage  Loan  within the  meaning of
Section 1001  of the Code and any  proposed,  temporary  or  final  regulations  promulgated thereunder  (other than in  connection  with a proposed  conveyance  or  assumption  of such
Mortgage   Loan  that  is  treated  as  a   Principal   Prepayment   in  Full   pursuant  to
Section 3.13(d) hereof) and  cause  any  REMIC created  hereunder  to fail to  qualify  as a
REMIC under  the Code.  The Trustee  shall  furnish the  Master Servicer  with any powers of attorney and other  documents  necessary or  appropriate  to enable the  Master Servicer  to service and  administer the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the  Master Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other  documents.  In servicing and  administering  any  Nonsubserviced  Mortgage  Loan, the
Master Servicer  shall, to the extent not inconsistent with this Agreement,  comply with the
Program  Guide as if it were the  originator  of such  Mortgage  Loan and had  retained  the servicing rights and obligations in respect thereof.

(b)   The  Master Servicer  shall, to the extent consistent with the servicing standards set forth herein,  take whatever actions as may be necessary to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title  insurance  policy with respect to any Mortgage Loan including,  without  limitation,  joining in or causing any Subservicer
(or any other  party in  possession  of any title  insurance  policy) to  join in any claims process,  negotiations,  actions or  proceedings  necessary to make a claim under or enforce any title insurance policy.  Notwithstanding anything in this Agreement to the contrary, the
Master Servicer  shall not (unless the  Mortgagor is in default with respect to the Mortgage
Loan  or  such   default   is,  in  the   judgment   of  the   Master Servicer,   reasonably
foreseeable) make  or permit  any  modification,  waiver,  or  amendment  of any term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance of such Mortgage Loan under  Section 1001  of the Code (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder) (other  than in connection with a proposed conveyance or assumption of such  Mortgage  Loan that is  treated  as a  Principal  Prepayment  in Full  pursuant  to
Section 3.13(d) hereof) and  cause  any  REMIC created  hereunder  to fail to  qualify  as a
REMIC under  the  Code  or  the  imposition  of  any  tax on  "prohibited  transactions"  or
"contributions" after the startup date under the REMIC Provisions.

(c)   In   connection   with   servicing  and   administering   the  Mortgage   Loans,   the
Master Servicer  and any Affiliate of the  Master Servicer  (i) may perform services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons  other than servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefore in accordance  with  Section 3.10  and  (ii) may,  at its own  discretion  and on behalf of the
Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(d)   All costs incurred by the  Master Servicer  or by Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders,  be added to the amount owing under the related  Mortgage Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs shall be  recoverable  to the extent  permitted by
Section 3.10(a)(ii).

(e)   The  Master Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates  evidencing  interests  in  one  or  more  of  the
Certificates  providing for the payment by the  Master Servicer  of amounts  received by the
Master Servicer  as  servicing   compensation   hereunder  and  required  to  cover  certain
Prepayment  Interest  Shortfalls  on the  Mortgage  Loans,  which  payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)   The   relationship   of   the   Master Servicer   (and   of  any   successor   to  the
Master Servicer) to  the  Depositor  under this  Agreement  is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing  Agreements  Between   Master Servicer  and  Subservicers;
                  Enforcement of Subservicers' Obligations.

(a)   The  Master Servicer  may continue in effect  Subservicing  Agreements entered into by
Residential Funding  and Subservicers prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and administration  of all or some of the  Mortgage  Loans.  Each  Subservicer  shall be  either
(i) an  institution  the  accounts of which are insured by the FDIC or  (ii) another  entity that engages in the business of originating or servicing  mortgage loans, and in either case shall be  authorized  to  transact  business  in the state or  states  in which the  related
Mortgaged  Properties  it is to  service  are  situated,  if and to the extent  required  by applicable law to enable the Subservicer to perform its obligations  hereunder and under the
Subservicing  Agreement,  and in  either  case  shall be a  Freddie Mac,  Fannie Mae  or HUD approved mortgage servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the
FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a  VA-approved  servicer.  Each  Subservicer  of a  Mortgage  Loan  shall  be entitled to receive and retain,  as provided in the related  Subservicing  Agreement  and in
Section 3.07,  the related  Subservicing  Fee from  payments  of  interest  received on such
Mortgage  Loan after payment of all amounts  required to be remitted to the  Master Servicer in respect of such Mortgage  Loan. For any Mortgage Loan that is a  Nonsubserviced  Mortgage
Loan,  the  Master Servicer  shall be entitled to receive and retain an amount  equal to the
Subservicing  Fee  from  payments  of  interest.  Unless  the  context  otherwise  requires, references  in this  Agreement  to actions  taken or to be taken by the  Master Servicer  in servicing  the Mortgage  Loans  include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master Servicer.  Each  Subservicing  Agreement  will be upon such  terms and conditions as are generally  required by,  permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the  Master Servicer and the Subservicer
have  agreed.  With the  approval of the  Master Servicer,  a  Subservicer  may delegate its servicing obligations to third-party  servicers,  but such Subservicer will remain obligated under the related  Subservicing  Agreement.  The Master Servicer and a Subservicer may enter into  amendments  thereto  or a  different  form of  Subservicing  Agreement,  and the  form referred to or included in the Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion  of the  Master Servicer  to modify or enter into different Subservicing  Agreements;  provided,  however, that any such amendments or different  forms shall be consistent  with and not violate the  provisions of either this
Agreement or the Program Guide in a manner which would  materially and adversely  affect the interests of the Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the  Master Servicer  and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit  Repositories in a timely manner.

(b)   As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the Certificateholders,  shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing  Agreement, to the extent that the  non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described  in  Section 2.02,  or on account of a breach of a  representation  or warranty,  as described in Section 2.04.  Such  enforcement, including,  without limitation, the legal prosecution of claims, termination of Subservicing
Agreements, as appropriate,  and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer  would employ in its good faith business  judgment and which are normal and usual in its general  mortgage servicing  activities.  The  Master Servicer  shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs,  expenses or attorneys'  fees against the party against whom such  enforcement is directed.  For purposes of  clarification  only,  the parties  agree that the foregoing is not intended to, and does not,  limit the  ability of the  Master Servicer  to be  reimbursed  for  expenses  that are incurred in connection with the enforcement of a Seller's  obligations and are  reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

      The  Master Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided, however, that in the event of termination of any Subservicing  Agreement by the  Master Servicer  or the Subservicer,  the
Master Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor Subservicer which will be bound by the terms of the
related   Subservicing   Agreement.   If   the   Master Servicer   or   any   Affiliate   of
Residential Funding  acts as servicer,  it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the  Master Servicer  enters into a
Subservicing  Agreement  with  a  successor  Subservicer,   the  Master Servicer  shall  use
reasonable   efforts  to  have  the   successor   Subservicer   assume   liability  for  the
representations and warranties made by the terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such  assumption by the successor  Subservicer,  the
Master Servicer  may,  in the  exercise of its  business  judgment,  release the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

      Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to agreements  or  arrangements  between the  Master Servicer  or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the  Master Servicer  shall remain  obligated  and liable to the Trustee and  Certificateholders  for the  servicing and administering  of the Mortgage  Loans in  accordance  with the  provisions  of  Section 3.01 without  diminution  of  such  obligation  or  liability  by  virtue  of  such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the  Subservicer  or the
Depositor  and to the  same  extent  and  under  the same  terms  and  conditions  as if the
Master Servicer   alone  were  servicing  and   administering   the  Mortgage   Loans.   The
Master Servicer  shall be  entitled  to enter  into any  agreement  with a  Subservicer  for indemnification  of the  Master Servicer  and nothing  contained in this Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.     No  Contractual   Relationship   Between   Subservicer  and  Trustee  or
                  Certificateholders.

      Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the  Master Servicer alone and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims, rights,  obligations,  duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing  provision shall not in any way  limit  a  Subservicer's  obligation  to cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)   In the  event the  Master Servicer  shall  for any  reason  no  longer  be the  master servicer  (including  by  reason  of  an  Event  of  Default),  the  Trustee,  as  successor
Master Servicer,  its designee or its  successor  shall  thereupon  assume all of the rights and obligations of the Master Servicer under each Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the  Master Servicer's  interest  therein and to have replaced the  Master Servicer  as a party to the Subservicing  Agreement to the same extent as if the
Subservicing   Agreement  had  been   assigned  to  the  assuming   party  except  that  the
Master Servicer  shall not thereby be relieved of any  liability  or  obligations  under the
Subservicing Agreement.

(b)   The  Master Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master Servicer,  deliver to the assuming  party all documents and records  relating to each
Subservicing  Agreement  and the Mortgage  Loans then being  serviced and an  accounting  of amounts  collected  and held by it and  otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection  of Certain  Mortgage  Loan  Payments;  Deposits to  Custodial
                  Account.

(a)   The  Master Servicer  shall make reasonable efforts to collect all payments called for under the terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms and  provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master Servicer  may  in its discretion (subject to the terms and conditions of the Assignment  Agreement) (i) waive  any late payment  charge or any  prepayment  charge or penalty  interest in connection  with the prepayment  of a Mortgage Loan and  (ii) extend  the Due Date for payments due on a Mortgage
Loan in accordance  with the Program  Guide,  provided,  however,  that the  Master Servicer shall first  determine that any such waiver or extension will not impair the coverage of any related  Primary  Insurance  Policy or materially  adversely  affect the lien of the related
Mortgage.  Notwithstanding  anything in this Section to the contrary, the Master Servicer or any Subservicer  shall not enforce any prepayment charge to the extent that such enforcement
would   violate  any   applicable   law.  In  the  event  of  any  such   arrangement,   the
Master Servicer  shall  make  timely  advances  on the  related  Mortgage  Loan  during  the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without modification  thereof  by  reason of such  arrangements  unless  otherwise  agreed to by the
Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict  compliance with any such term or in any manner grant  indulgence to any Mortgagor if in the  Master Servicer's  determination such waiver,  modification,  postponement  or  indulgence is not  materially  adverse to the interests of the  Certificateholders  (taking into account any estimated  Realized Loss that might result  absent such  action),  provided,  however,  that the  Master Servicer  may not modify  materially or permit any Subservicer to modify any Mortgage Loan,  including without limitation any modification that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage
Loan or except in connection with prepayments to the extent that such  reamortization is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the
Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage
Loan, or extend the final maturity date of such Mortgage Loan,  unless such Mortgage Loan is in  default  or,  in the  judgment  of  the  Master Servicer,  such  default  is  reasonably foreseeable.  For purposes of delinquency calculations,  any capitalized Mortgage Loan shall be  deemed to be  current  as of the date of the  related  Servicing  Modification.  No such modification  shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage Loan,
(A) below  one-half of the Mortgage  Rate as in effect on the Cut-off Date or (B) below  the sum of the rates at which the  Servicing Fee and the  Subservicing  Fee with respect to such
Mortgage Loan accrue or (ii) with  respect to an adjustable  rate Mortgage  Loan,  (A) below the  greater of  (1) one-half  of the  Mortgage  Rate as in effect on the  Cut-off  Date and
(2) one-half of the Mortgage Rate as in effect on the date of the Servicing  Modification or
(B) below  the sum of the rates at which the  Servicing  Fee and the  Subservicing  Fee with respect to such  Mortgage Loan accrue.  The final  maturity date for any Mortgage Loan shall not be  extended  beyond  the  Maturity  Date.  Also,  the Stated  Principal  Balance of all
Reportable Modified Mortgage Loans subject to Servicing  Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing  Modification) can be no more than five percent of the aggregate  Cut-off Date  Principal  Balance of the Mortgage
Loans,  unless  such  limit is  increased  from time to time with the  consent of the Rating
Agencies.  In  addition,  any  amounts  owing on a Mortgage  Loan  added to the  outstanding principal  balance  of such  Mortgage  Loan  must be fully  amortized  over the term of such
Mortgage  Loan,  and such  amounts may be added to the  outstanding  principal  balance of a
Mortgage Loan only once during the life of such Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be  implemented  in accordance  with the
Program Guide and may be  implemented  only by  Subservicers  that have been approved by the
Master Servicer  for such purposes.  In connection  with any Curtailment of a Mortgage Loan, the Master Servicer,  to the extent not inconsistent with the terms of the Mortgage Note and local law and  practice,  may  permit the  Mortgage  Loan to be  re-amortized  such that the
Monthly Payment is  recalculated as an amount that will fully amortize the remaining  Stated
Principal  Balance  thereof by the original  Maturity  Date based on the  original  Mortgage
Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)   The  Master Servicer  shall  establish  and maintain a Custodial  Account in which the
Master Servicer  shall  deposit  or  cause  to be  deposited  on a daily  basis,  except  as otherwise  specifically  provided herein, the following payments and collections remitted by
Subservicers  or received by it in respect of the Mortgage  Loans  subsequent to the Cut-off
Date  (other than in respect of Monthly  Payments  due before or in the month of the Cut-off
Date):

(i)   All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
      Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
      Advance or of any  REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)  All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
      Loans,  including  the  interest  component  of  any  Subservicer  Advance  or of  any
      REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
      related expenses of the Subservicer);

(iv)  All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03,  2.04,
      4.07 or 9.01  (including  amounts  received from  Residential Funding  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect of any liability, penalty or expense that resulted from a breach of the  representation and warranty set forth  in  clause (bb) of  Section 4  of the  Assignment  Agreement) and  all  amounts required  to  be  deposited  in  connection  with  the  substitution  of  a  Qualified
      Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)   Any amounts required to be deposited pursuant to  Section 3.07(c) and  any payments or collections received in the nature of prepayment charges.

      The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting the  generality of the  foregoing, payments on the Mortgage Loans which are not part of the  Trust Fund  (consisting of Monthly
Payments  due  before or in the  month of the  Cut-off  Date) and  payments  or  collections consisting of late payment  charges or assumption  fees may but need not be deposited by the
Master Servicer  in the  Custodial  Account.  In the event any  amount  not  required  to be deposited in the Custodial  Account is so  deposited,  the  Master Servicer  may at any time withdraw  such amount from the  Custodial  Account,  any  provision  herein to the  contrary notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other series and may contain other funds respecting  payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the
Master Servicer  shall keep  records  that  accurately  reflect  the funds on deposit in the
Custodial  Account that have been  identified  by it as being  attributable  to the Mortgage
Loans. With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds,  Subsequent
Recoveries  and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.03, 2.04 and 4.07 received in any calendar month, the  Master Servicer  may elect to treat such amounts as included in the Available  Distribution  Amount for the Distribution Date in
the month of  receipt,  but is not  obligated  to do so. If the  Master Servicer  so elects, such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)   The  Master Servicer  shall use its best efforts to cause the institution  maintaining the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the
Mortgage Loans in Permitted  Investments  which shall mature not later than the  Certificate
Account Deposit Date next following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution) and  which  shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such  investment  shall be for the benefit of the Master Servicer as additional servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage
Loans shall be  deposited in the  Custodial  Account by the  Master Servicer  out of its own
funds immediately as realized.

(d)   The Master Servicer  shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate  Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)   In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master Servicer  shall cause the Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more Subservicing  Accounts which shall  be an  Eligible  Account  or,  if such  account  is not an  Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the
Master Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the  Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans received by the  Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and expenses,  to the  extent  permitted  by the  Subservicing  Agreement.  If the  Subservicing
Account is not an Eligible  Account,  the  Master Servicer  shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer  shall not be required to  deposit  in the  Subservicing  Account  payments  or  collections  in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment charges to the extent that the  Subservicer  is entitled to retain such amounts  pursuant to the Subservicing  Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination  Date, the  Master Servicer  shall cause the Subservicer, pursuant to the Subservicing  Agreement,  to remit to the Master Servicer for deposit in the
Custodial  Account all funds held in the Subservicing  Account with respect to each Mortgage
Loan serviced by such Subservicer  that are required to be remitted to the  Master Servicer.
The Subservicer will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of remittance amounts equal to any scheduled monthly  installments of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which payment was not  received  by the  Subservicer.  This  obligation  to advance  with  respect to each
Mortgage Loan will  continue up to and  including the first of the month  following the date on which the related Mortgaged  Property is sold at a foreclosure sale or is acquired by the
Trust Fund by deed in lieu of  foreclosure or otherwise.  All such advances  received by the
Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)   The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the  Master Servicer  for deposit in the Custodial Account interest at the Adjusted
Mortgage Rate (or Modified Net Mortgage Rate plus the rate  per annum at which the Servicing
Fee accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received by such
Subservicer in respect of a Mortgage Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer to reduce the unpaid  principal  balance of the related
Mortgage  Loan as of the  first  day of such  month,  from the date of  application  of such
Curtailment  to the first day of the  following  month.  Any amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit of the  Master Servicer  as additional servicing  compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)   In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall  for  any  Nonsubserviced   Mortgage  Loan,  and  shall  cause  the  Subservicers  for
Subserviced  Mortgage Loans to,  establish and maintain one or more  Servicing  Accounts and
deposit  and  retain  therein  all  collections   from  the  Mortgagors  (or  advances  from
Subservicers) for  the payment of taxes,  assessments,  hazard insurance  premiums,  Primary
Insurance  Policy  premiums,  if  applicable,  or  comparable  items for the  account of the
Mortgagors.  Each  Servicing  Account  shall  satisfy the  requirements  for a  Subservicing
Account and, to the extent  permitted by the Program Guide or as is otherwise  acceptable to the  Master Servicer,  may also function as a Subservicing  Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing  Accounts may be made only to effect timely
payment  of  taxes,  assessments,   hazard  insurance  premiums,  Primary  Insurance  Policy
premiums,  if  applicable,   or  comparable  items,  to  reimburse  the  Master Servicer  or
Subservicer  out of related  collections  for any payments  made  pursuant to Sections  3.11
(with  respect  to  the  Primary  Insurance  Policy) and  3.12(a) (with  respect  to  hazard insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide. As part of its servicing  duties,  the
Master Servicer  shall, and the Subservicers will, pursuant to the Subservicing  Agreements, be  required  to pay to the  Mortgagors  interest  on funds in this  account  to the  extent required by law.

(d)   The  Master Servicer   shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the  Mortgagors or advanced by the  Subservicers  on the date when the tax,  premium or other cost for which such payment is intended is due, but the  Master Servicer  shall be required so to advance only to the extent that such advances,
in  the  good  faith   judgment  of  the   Master Servicer,   will  be  recoverable  by  the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain  Documentation  and Information  Regarding the Mortgage
                  Loans.

      In the  event  that  compliance  with  this  Section 3.09  shall  make  any  Class  of
Certificates  legal for investment by federally insured savings and loan  associations,  the
Master Servicer  shall provide,  or cause the Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners  thereof access to the documentation  regarding the Mortgage Loans required by applicable regulations of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon reasonable  request and during normal  business hours at the offices  designated by the
Master Servicer.  The  Master Servicer  shall permit such  representatives  to photocopy any such  documentation  and shall  provide  equipment  for that purpose at a charge  reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)   The  Master Servicer  may, from time to time as provided herein, make withdrawals from the  Custodial  Account of amounts on deposit  therein  pursuant  to  Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)   to remit to the Trustee for deposit  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)  to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
      Servicing  Advances or other  expenses made pursuant to Sections  3.01,  3.07(a) 3.08,
      3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this
      Agreement,  such  withdrawal  right being  limited to amounts  received on the related
      Mortgage  Loans  (including,  for  this  purpose,  REO Proceeds,  Insurance  Proceeds,
      Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan  pursuant to
      Section 2.02,  2.03,  2.04,  4.07, or 9.01) which  represent  (A) Late  Collections of
      Monthly  Payments  for  which  any such  advance  was made in the case of  Subservicer
      Advances or Advances pursuant to Section 4.04 and (B) late  recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii) to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
      Subservicer) out  of each  payment  received  by the  Master Servicer  on  account  of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the  Servicing Fee and the  Subservicing  Fee, if not  previously  retained) which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum  equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the
      case  of a  Modified  Mortgage  Loan) on  the  amount  specified  in the  amortization schedule  of the  related  Mortgage  Loan  as the  principal  balance  thereof  at the beginning of the period  respecting  which such  interest was paid after giving effect to any previous Curtailments;

(iv)  to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds  deposited  in the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)   to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by Subservicers as interest in respect of Curtailments  pursuant to Section 3.08(b);

(vi)  to pay to itself,  a  Subservicer,  Residential Funding,  the  Depositor  or any other appropriate  Person,  as the  case  may be,  with  respect  to each  Mortgage  Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03, 2.04, 4.07, or 9.01, all amounts received thereon and not  required  to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
      Advances  in the manner and to the extent  provided in  subsection (c) below,  and any
      Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in  the  judgment  of the  Master Servicer,  default  is  reasonably foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or
      Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
      the preceding calendar month;

(viii)      to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)  to reimburse  itself for amounts  expended by it  (a) pursuant to Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause, and (b) in  connection  with the  liquidation  of a Mortgage Loan or disposition of an
      REO Property  to the  extent  not  otherwise  reimbursed  pursuant  to  clause (ii) or
      (viii) above; and

(x)   to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07,  including any payoff fees or penalties or any other additional amounts payable to the  Master Servicer  or Subservicer  pursuant to the terms of the Mortgage Note.

(b)   Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the  Master Servicer's  entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer  shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal from the Custodial Account pursuant to such clauses.

(c)   The  Master Servicer  shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage  Loan that the  Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable  to  the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in respect of a
Nonrecoverable  Advance  relating to an Advance made  pursuant to  Section 4.04  on any such
Certificate  Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to  Certificateholders  (and not theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)   The  Master Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage under any applicable  Primary Insurance Policy of any loss which, but for the actions of the  Master Servicer  or Subservicer,  would have been covered thereunder.  To the extent coverage is available,  the  Master Servicer  shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a Mortgage  Loan having a
Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the Cut-off  Date and the  Master Servicer  had  knowledge of such
Primary Insurance Policy. The  Master Servicer  shall not cancel or refuse to renew any such
Primary  Insurance Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a Mortgage Loan  subserviced by it, that is in effect at the date of the initial issuance of the  Certificates  and is  required  to be kept in force  hereunder  unless the  replacement
Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency for  mortgage pass-through  certificates  having a rating equal to or better than the then-current  rating assigned to the Certificates by such Rating Agency.

(b)   In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the  Master Servicer  agrees to  present  or to cause  the  related  Subservicer  to present,  on behalf  of the  Master Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant to  Section 3.07,  any Insurance
Proceeds  collected  by or  remitted  to the  Master Servicer  under any  Primary  Insurance
Policies  shall be deposited in the Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)   The  Master Servicer  shall  cause  to be  maintained  for  each  Mortgage  Loan  fire insurance with extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such Mortgage Loan  (together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100 percent of the insurable value of the improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate  for any loss or damage on a replacement  cost basis. To the extent it may do so without breaching the related Subservicing Agreement,  the
Master Servicer  shall replace any Subservicer  that does not cause such  insurance,  to the extent it is  available,  to be  maintained.  The  Master Servicer  shall  also  cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of foreclosure,  of any
Mortgage Loan (other than a Cooperative  Loan),  fire insurance with extended coverage in an amount  which is at least  equal to the amount  necessary  to avoid the  application  of any
co-insurance   clause contained  in  the  related  hazard  insurance  policy.   Pursuant  to
Section 3.07,  any amounts collected by the  Master Servicer  under any such policies (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor  in  accordance  with the
Master Servicer's normal servicing  procedures) shall be deposited in the Custodial Account, subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the  Master Servicer in  maintaining  any such  insurance  shall  not,  for the  purpose of  calculating  monthly distributions to  Certificateholders,  be added to the amount owing under the Mortgage Loan, notwithstanding  that  the  terms  of the  Mortgage  Loan so  permit.  Such  costs  shall be recoverable by the  Master Servicer  out of related late payments by the Mortgagor or out of
Insurance Proceeds and Liquidation  Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan are located at the time of  origination  of such  Mortgage  Loan in a  federally  designated special flood hazard area, the  Master Servicer  shall cause flood  insurance (to the extent available) to be maintained in respect  thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the  amount  required to compensate for any loss or damage to the
Mortgaged  Property  on a  replacement  cost  basis  and  (ii) the  maximum  amount  of such insurance  available for the related  Mortgaged  Property under the national flood insurance
program   (assuming  that  the  area  in  which  such  Mortgaged   Property  is  located  is
participating  in such  program).  In the event that the  Master Servicer  shall  obtain and maintain a blanket fire  insurance  policy with extended  coverage  insuring  against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a),  it being understood
and  agreed  that  such  policy  may  contain  a  deductible   clause,  in  which  case  the
Master Servicer  shall,  in the event  that  there  shall not have  been  maintained  on the
related   Mortgaged   Property  a  policy   complying   with  the  first  sentence  of  this
Section 3.12(a) and  there  shall  have been a loss which  would  have been  covered by such policy,  deposit in the  Certificate  Account  the amount not  otherwise  payable  under the blanket policy because of such deductible  clause.  Any such deposit by the  Master Servicer shall be made from its own funds and shall be made on the  Certificate  Account Deposit Date next preceding the Distribution  Date which occurs in the month following the month in which payments  under any such policy  would have been  deposited  in the  Custodial  Account.  In connection  with its activities as  administrator  and servicer of the Mortgage  Loans,  the
Master Servicer agrees to present, on behalf of itself, the Trustee and  Certificateholders, claims under any such blanket policy.

(b)   The  Master Servicer  shall  obtain and  maintain  at its own expense and keep in full force and  effect  throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors and omissions insurance policy covering the Master Servicer's  officers and employees and other persons acting on behalf of the  Master Servicer in connection with its activities under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or  Freddie Mac,  whichever is greater,  with respect to the
Master Servicer if the  Master Servicer  were servicing and administering the Mortgage Loans for  Fannie Mae  or  Freddie Mac.  In the event that any such bond or policy ceases to be in effect,  the  Master Servicer  shall obtain a comparable  replacement bond or policy from an issuer or  insurer,  as the case may be,  meeting the  requirements,  if any, of the Program
Guide and acceptable to the  Depositor.  Coverage of the  Master Servicer  under a policy or bond obtained by an Affiliate of the  Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement  of  Due-on-Sale   Clauses;   Assumption  and   Modification
                  Agreements; Certain Assignments.

(a)   When any  Mortgaged  Property is conveyed by the  Mortgagor,  the  Master Servicer  or
Subservicer,  to the  extent  it  has  knowledge  of  such  conveyance,  shall  enforce  any due-on-sale  clause contained  in any  Mortgage  Note or Mortgage,  to the extent  permitted under  applicable  law and  governmental  regulations,  but  only to the  extent  that  such enforcement  will not adversely affect or jeopardize  coverage under any Required  Insurance
Policy.  Notwithstanding the foregoing:  (i) the  Master Servicer  shall not be deemed to be in default  under this  Section 3.13(a) by  reason of any transfer or  assumption  which the
Master Servicer  is  restricted  by law from  preventing;  and (ii) if  the  Master Servicer determines  that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained  in any  Mortgage  Note  or  Mortgage,  the  Master Servicer  shall  not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject to the Master Servicer's  duty to enforce any due-on-sale clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an assumption or  modification agreement or  supplement to the Mortgage  Note or Mortgage  which  requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required releasing the
Mortgagor from liability on the Mortgage Loan, the  Master Servicer  is authorized,  subject to the  requirements  of the sentence next following,  to execute and deliver,  on behalf of the Trustee,  the assumption  agreement with the Person to whom the Mortgaged Property is to be conveyed and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage
Note or Mortgage or otherwise to comply with any applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such  Person;  provided,  however,  none of such terms and  requirements  shall both  constitute a  "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under the Code (or  final,  temporary  or proposed Treasury regulations promulgated  thereunder) and cause any REMIC created hereunder to fail to  qualify as REMICs  under the Code or the  imposition  of any tax on  "prohibited transactions"  or  "contributions"  after the startup date under the  REMIC Provisions.  The
Master Servicer  shall execute and deliver such documents  only if it reasonably  determines that (i) its  execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause  the  unpaid  balance  and  interest  on the  Mortgage  Loan to be uncollectible  in whole  or in part,  (ii) any  required  consents  of  insurers  under  any
Required  Insurance Policies have been obtained and  (iii) subsequent  to the closing of the transaction  involving the assumption or transfer  (A) the Mortgage Loan will continue to be secured  by a  first  mortgage  lien  pursuant  to  the  terms  of  the  Mortgage,  (B) such transaction  will not adversely affect the coverage under any Required  Insurance  Policies,
(C) the  Mortgage Loan will fully amortize over the remaining term thereof,  (D) no material term of the Mortgage  Loan  (including  the  interest  rate on the  Mortgage  Loan) will  be altered nor will the term of the Mortgage  Loan be changed and (E) if the  seller/transferor of the  Mortgaged  Property is to be released  from  liability  on the  Mortgage  Loan,  the buyer/transferee  of the Mortgaged  Property  would be qualified to assume the Mortgage Loan based on  generally  comparable  credit  quality  and such  release  will not  (based on the
Master Servicer's   or  Subservicer's   good  faith   determination) adversely   affect  the
collectability  of the Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the
Master Servicer  in accordance  with the foregoing,  the Trustee shall execute any necessary
instruments   for  such   assumption  or  substitution  of  liability  as  directed  by  the
Master Servicer.  Upon the closing of the transactions  contemplated by such documents,  the
Master Servicer  shall  cause the  originals  or true and correct  copies of the  assumption agreement,  the release (if any), or the  modification or supplement to the Mortgage Note or
Mortgage to be delivered to the Trustee or the  Custodian  and  deposited  with the Mortgage
File for such  Mortgage  Loan.  Any fee  collected  by the  Master Servicer  or such related
Subservicer for entering into an assumption or  substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)   The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve a request  from a  Mortgagor  for a partial  release  of the  related  Mortgaged
Property,  the granting of an easement thereon in favor of another Person, any alteration or demolition of the related  Mortgaged  Property (or with respect to a Cooperative  Loan,  the related Cooperative  Apartment) without  any right of reimbursement or other similar matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the  security  for, and the timely and full  collectability  of,  such  Mortgage  Loan would not be  adversely  affected thereby and that each  REMIC created  hereunder  would  continue to qualify as a REMIC under
the  Code  as  a  result   thereof  and  that  no  tax  on  "prohibited   transactions"   or
"contributions" after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the  Master Servicer  or the related  Subservicer for processing  such a request will be retained by the  Master Servicer  or such  Subservicer as additional servicing compensation.

(d)   Subject  to  any  other  applicable  terms  and  conditions  of  this  Agreement,  the
Master Servicer  shall be entitled to approve an  assignment  in lieu of  satisfaction  with respect to any  Mortgage  Loan,  provided the obligee  with  respect to such  Mortgage  Loan
following   such  proposed   assignment   provides  the   Master Servicer   with  a  "Lender
Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit N,  in form and substance  satisfactory to the Master Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction  is solely to comply with, or facilitate the transaction  under, such local laws;  (iii) that the Mortgage
Loan  following the proposed  assignment  will have a rate of interest at least 0.25 percent below  or  above  the  rate of  interest  on  such  Mortgage  Loan  prior  to such  proposed assignment;  and  (iv) that  such  assignment  is at the request of the  borrower  under the related  Mortgage Loan. Upon approval of an assignment in lieu of satisfaction  with respect to any  Mortgage  Loan,  the  Master Servicer  shall  receive cash in an amount equal to the
unpaid   principal   balance  of  and  accrued  interest  on  such  Mortgage  Loan  and  the
Master Servicer  shall treat such amount as a Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)   The  Master Servicer  shall foreclose upon or otherwise  comparably convert (which may include an REO Acquisition) the  ownership of properties securing such of the Mortgage Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the
Master Servicer  may take other actions in respect of a defaulted  Mortgage Loan,  which may include  (i) accepting  a short sale (a payoff of the Mortgage  Loan for an amount less than the total amount  contractually owed in order to facilitate a sale of the Mortgaged Property by the  Mortgagor) or  permitting a short  refinancing (a payoff of the Mortgage Loan for an amount less than the total  amount  contractually  owed in order to  facilitate  refinancing
transactions   by  the  Mortgagor   not  involving  a  sale  of  the  Mortgaged   Property),
(ii) arranging  for a repayment plan or  (iii) agreeing to a modification in accordance with
Section 3.07.  In  connection  with such  foreclosure  or other  conversion  or action,  the
Master Servicer  shall,  consistent with Section 3.11,  follow such practices and procedures as it shall  deem  necessary  or  advisable,  as shall be normal  and  usual in its  general mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;
provided  that the  Master Servicer  shall  not be liable in any  respect  hereunder  if the
Master Servicer  is acting in connection  with any such  foreclosure or other  conversion or action  in a  manner  that  is  consistent  with  the  provisions  of  this  Agreement.  The
Master Servicer,  however,  shall not be  required  to expend  its own funds or incur  other reimbursable charges in connection with any foreclosure,  or attempted  foreclosure which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or  towards  the  restoration  of any  property  unless  it shall  determine  (i) that  such restoration  and/or  foreclosure  will increase the proceeds of  liquidation of the Mortgage
Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such expenses or charges and (ii) that  such expenses and charges will be  recoverable to it through  Liquidation  Proceeds,  Insurance  Proceeds,  or REO Proceeds  (respecting which it shall have  priority for purposes of  withdrawals  from the  Custodial  Account  pursuant to
Section 3.10,  whether or not such  expenses  and  charges  are  actually  recoverable  from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to  Section 3.10.  In addition,  the  Master Servicer  may pursue any remedies that may be available in connection with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in accordance with  Sections 2.03 and 2.04.  However,  the  Master Servicer  is not required to continue  to pursue both  foreclosure  (or similar  remedies) with  respect to the  Mortgage
Loans and  remedies in  connection  with a breach of a  representation  and  warranty if the
Master Servicer  determines in its reasonable discretion that one such remedy is more likely to result in a greater  recovery as to the  Mortgage  Loan.  Upon the  occurrence  of a Cash
Liquidation  or  REO Disposition,  following  the  deposit in the  Custodial  Account of all
Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or  "REO Disposition,"  as applicable,  upon receipt by the Trustee of written  notification  of such  deposit  signed by a Servicing  Officer,  the
Trustee or the  Custodian,  as the case may be,  shall  release to the  Master Servicer  the related  Custodial  File and the  Trustee  shall  execute and deliver  such  instruments  of transfer or assignment prepared by the  Master Servicer,  in each case without recourse,  as shall be necessary to vest in the  Master Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such  Mortgage  Loan  shall  not be  part  of the
Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement,  in the
Master Servicer's   sole  discretion  with  respect  to  any  defaulted   Mortgage  Loan  or
REO Property  as  to  either  of  the  following  provisions,   (i) a  Cash  Liquidation  or
REO Disposition  may be deemed to have occurred if substantially all amounts expected by the
Master Servicer  to be received in connection  with the related  defaulted  Mortgage Loan or
REO Property  have been received,  and (ii) for  purposes of  determining  the amount of any
Liquidation Proceeds,  Insurance Proceeds,  REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the  Master Servicer  may take into account minimal amounts of  additional  receipts  expected to be received or any  estimated  additional  liquidation expenses expected to be incurred in connection with the related  defaulted  Mortgage Loan or
REO Property.

(b)   In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property  by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale  shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.
Notwithstanding  any such  acquisition  of title and  cancellation  of the related  Mortgage
Loan, such REO Property shall (except as otherwise expressly provided herein) be  considered to be an  Outstanding  Mortgage  Loan  held  in  the  Trust Fund  until  such  time  as  the
REO Property  shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such  REO Property  shall be considered to be an  Outstanding  Mortgage
Loan it shall be  assumed  that,  notwithstanding  that the  indebtedness  evidenced  by the related  Mortgage  Note shall  have been  discharged,  such  Mortgage  Note and the  related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any  previous  Curtailments  and  before any  adjustment  thereto by reason of any
bankruptcy   or  similar   proceeding  or  any   moratorium  or  similar   waiver  or  grace
period) remain in effect.

(c)   In the event that the Trust Fund  acquires any  REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the  Master Servicer on behalf of the Trust Fund  shall dispose of such  REO Property  within three full years after the taxable year of its acquisition by the Trust Fund for purposes of  Section 860G(a)(8) of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is  located) law  to maintain the status of each  REMIC created hereunder  as a  REMIC under  applicable  state  law and  avoid  taxes  resulting  from such property failing to be foreclosure  property under applicable state law) or,  at the expense of the  Trust Fund,  request,  more than 60 days  before the day on which such grace  period would  otherwise  expire,  an  extension  of such grace  period  unless the  Master Servicer obtains  for  the  Trustee  an  Opinion  of  Counsel,  addressed  to  the  Trustee  and  the
Master Servicer,  to the effect  that the  holding by the  Trust Fund  of such  REO Property subsequent  to such  period  will not  result  in the  imposition  of  taxes on  "prohibited transactions"  as defined in Section 860F of the Code or cause any  REMIC created  hereunder to fail to qualify as a REMIC (for  federal (or any applicable  State or  local) income  tax purposes) at any time that any  Certificates  are outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions contained in such Opinion of Counsel).  The  Master Servicer  shall be entitled to be  reimbursed  from the  Custodial
Account  for any costs  incurred  in  obtaining  such  Opinion of  Counsel,  as  provided in
Section 3.10.  Notwithstanding  any  other  provision  of this  Agreement,  no  REO Property acquired  by the  Trust Fund  shall be rented  (or  allowed  to  continue  to be  rented) or otherwise  used by or on behalf of the  Trust Fund in such a manner or pursuant to any terms that would (i) cause such  REO Property to fail to qualify as "foreclosure  property" within the meaning of  Section 860G(a)(8) of  the Code or (ii) any subject REMIC created  hereunder to the imposition of any federal  income taxes on the income earned from such  REO Property,
including  any  taxes  imposed  by  reason  of  Section 860G(c) of   the  Code,  unless  the
Master Servicer  has agreed to indemnify  and hold harmless the  Trust Fund  with respect to the imposition of any such taxes.

(d)   The proceeds of any Cash  Liquidation,  REO Disposition  or purchase or  repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries) resulting from a collection of Liquidation Proceeds,  Insurance
Proceeds or  REO Proceeds,  will be applied in the following  order of priority:  first,  to
reimburse   the   Master Servicer   or  the   related   Subservicer   in   accordance   with
Section 3.10(a)(ii);  second, to the  Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan,  and any related  REO Imputed  Interest,  at the Net Mortgage
Rate (or the Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the
Due Date in the related Due Period prior to the Distribution  Date on which such amounts are to be  distributed;  third,  to the  Certificateholders  as a recovery of  principal  on the
Mortgage Loan (or  REO Property) (provided  that if any such Class of  Certificates to which such Realized Loss was allocated is no longer  outstanding,  such subsequent  recovery shall be  distributed  to the persons who were the Holders of such Class of  Certificates  when it was retired);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the  Master Servicer  and the  Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation);  and fifth, to Foreclosure
Profits.

(e)   In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States  Person,  in connection  with any foreclosure or acquisition of a deed in lieu
of   foreclosure   (together,   "foreclosure") in   respect  of  such  Mortgage   Loan,  the
Master Servicer   shall  cause  compliance  with  the  provisions  of  Treasury   Regulation
Section 1.1445-2(d)(3) (or  any successor  thereto) necessary  to assure that no withholding tax  obligation  arises  with  respect to the  proceeds  of such  foreclosure  except to the extent,  if any,  that  proceeds  of such  foreclosure  are  required  to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)   Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the  Master Servicer  of a notification that payment in full will be escrowed in a manner customary for such purposes,  the  Master Servicer  shall immediately notify the Trustee (if it holds the related  Custodial  File) or the  Custodian by a  certification  of a Servicing
Officer  (which  certification  shall  include a  statement  to the effect  that all amounts received  or to be  received  in  connection  with such  payment  which are  required  to be deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been  or will be so deposited),  substantially  in the form attached hereto as Exhibit H,  or in the case of the
Custodian, an electronic request in a form acceptable to the Custodian,  requesting delivery to it of the Custodial File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release,  or cause the Custodian to release,  the related  Custodial File to the  Master Servicer.  The  Master Servicer  is  authorized  to execute  and  deliver to the
Mortgagor the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence  of  cancellation  thereon  and to cause the removal  from the  registration  on the MERS(R)System of such  Mortgage  and to execute  and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of satisfaction  or  cancellation  or of partial or full release,  including any applicable  UCC  termination  statements.  No  expenses  incurred  in  connection  with  any instrument  of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial
Account or the Certificate Account.

(b)   From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the  Master Servicer  shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially in the form attached hereto as Exhibit H, or in the  case  of the  Custodian,  an  electronic  request  in a  form  acceptable  to the
Custodian,  requesting  that  possession of all, or any document  constituting  part of, the
Custodial File be released to the  Master Servicer  and certifying as to the reason for such release  and that such  release  will not  invalidate  any  insurance  coverage  provided in respect of the  Mortgage  Loan under any  Required  Insurance  Policy.  Upon  receipt of the foregoing,  the Trustee shall deliver, or cause the Custodian to deliver, the Custodial File or any  document  therein  to the  Master Servicer.  The  Master Servicer  shall  cause each
Custodial  File or any document  therein so released to be returned to the  Trustee,  or the
Custodian as agent for the Trustee when the need therefor by the  Master Servicer  no longer exists,  unless  (i) the  Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds relating to the  Mortgage  Loan have been  deposited  in the  Custodial  Account or (ii) the
Custodial File or such document has been  delivered  directly or through a Subservicer to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the
Mortgaged  Property  either  judicially  or  non-judicially,  and  the  Master Servicer  has delivered  directly or through a  Subservicer  to the Trustee a  certificate  of a Servicing
Officer  certifying as to the name and address of the Person to which such Custodial File or such document was delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the  Master Servicer  upon the Trustee's receipt of notification from the
Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)   The Trustee or the  Master Servicer  on the Trustee's behalf shall execute and deliver to the Master Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or trustee's sale in respect of a Mortgaged
Property or to any legal  action  brought to obtain  judgment  against any  Mortgagor on the
Mortgage  Note or  Mortgage  or to obtain a  deficiency  judgment,  or to enforce  any other remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together with such  documents or pleadings  (if signed by the  Trustee),  the
Master Servicer  shall  deliver  to  the  Trustee  a  certificate  of  a  Servicing  Officer requesting  that such pleadings or documents be executed by the Trustee and certifying as to the reason such  documents or pleadings  are  required and that the  execution  and delivery thereof by the Trustee  shall not  invalidate  any  insurance  coverage  under any  Required
Insurance Policy or invalidate or otherwise affect the lien of the Mortgage,  except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)   The Master Servicer,  as compensation for its activities hereunder,  shall be entitled to receive on each  Distribution  Date the  amounts  provided  for by  clauses (iii),  (iv),
(v) and  (vi) of  Section 3.10(a),  subject to  clause (e) below.  The  amount of  servicing
compensation   provided  for  in  such   clauses shall   be  accounted  for  on  a  Mortgage
Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds,  Insurance Proceeds and
REO Proceeds  (net of amounts  reimbursable  therefrom  pursuant to  Section 3.10(a)(ii)) in respect of a Cash  Liquidation or  REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed  Interest) at a per annum  rate equal to the related Net Mortgage  Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage Loan), the  Master Servicer  shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)   Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial  Account or the Certificate  Account
or  otherwise  shall be retained by the  Master Servicer  or the  Subservicer  to the extent provided herein,  subject to  clause (e) below.  Prepayment  charges shall be deposited into the Certificate  Account and shall be paid on each  Distribution  Date to the holders of the
Class SB Certificates.

(c)   The  Master Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder (including payment of premiums for the Primary  Insurance  Policies,  if any, to the extent such  premiums are not required to be paid by the related Mortgagors,  and the fees and expenses of the Trustee and the  Custodian) and  shall not be entitled to reimbursement  therefor except as specifically provided in Sections 3.10 and 3.14.

(d)   The Master Servicer's  right to receive servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)   Notwithstanding  clauses (a) and  (b) above, the amount of servicing compensation that the  Master Servicer  shall be  entitled  to receive for its  activities  hereunder  for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing  Compensation (if any) for such  Distribution  Date. Such reduction  shall be applied  during such period as follows:  first,  to any Servicing Fee or
Subservicing Fee to which the Master Servicer is entitled pursuant to  Section 3.10(a)(iii);
second,  to any income or gain realized  from any  investment of funds held in the Custodial
Account or the  Certificate  Account to which the  Master Servicer  is entitled  pursuant to
Sections  3.07(c) or  4.01(b),   respectively;  and  third,  to  any  amounts  of  servicing compensation  to which the  Master Servicer  is entitled  pursuant to  Section 3.10(a)(v) or
(vi). In making such reduction,  the  Master Servicer  shall not withdraw from the Custodial
Account any such amount  representing  all or a portion of the  Servicing Fee to which it is entitled  pursuant to  Section 3.10(a)(iii);  (ii) shall  not  withdraw  from the  Custodial
Account  or  Certificate  Account  any  such  amount  to which it is  entitled  pursuant  to
Section 3.07(c) or  4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing  compensation to which it is entitled pursuant to  Section 3.10(a)(v) or
(vi).

      On each Distribution Date, Eligible Master Servicing  Compensation shall be applied to cover Prepayment Interest Shortfalls for such Distribution Date.

Section 3.17.     Reports to the Trustee and the Depositor.

      Not later than  fifteen  days after it receives a written  request from the Trustee or the  Depositor,  the  Master Servicer  shall  forward to the  Trustee  and the  Depositor  a statement,  certified  by a Servicing  Officer,  setting  forth the status of the  Custodial
Account  as of the  close of  business  on the most  recent  prior  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such  statement,  the aggregate  of  deposits  in or  withdrawals  from the  Custodial  Account  in respect of the
Mortgage Loans for each category of deposit  specified in Section 3.07  and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

      The  Master Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the
Exchange  Act and the  rules  and  regulations  of the  Commission,  the date on  which  the
Depositor's  annual  report  on Form 10-K is  required  to be filed in  accordance  with the
Exchange Act and the rules and regulations of the Commission,  (i) a servicing assessment as described in  Section 4.03(f)(ii) and  (ii) a  servicer  compliance  statement  signed by an authorized officer of the Master Servicer,  as described in Items 1122(a),  1122(b) and 1123 of Regulation AB, to the effect that:

(i)   A review of the  Master Servicer's  activities  during the reporting period and of its performance under this Agreement, has been made under such officer's supervision.

(ii)  To the best of such officer's  knowledge,  based on such review,  the  Master Servicer has fulfilled all of its  obligations  under this  Agreement in all material  respects throughout  the  reporting  period or, if there has been a failure to fulfill any such obligation  in any  material  respect,  specifying  each  such  failure  known to such officer and the nature and status thereof.

      The  Master Servicer  shall use  commercially  reasonable  efforts to obtain  from all other  parties  participating  in  the  servicing  function  any  additional  certifications required under  Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

      On or before  the  earlier of  (a) March  31 of each year or  (b) with  respect to any calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the Commission, the date on which the annual report is required to be filed in accordance  with the Exchange
Act and the rules and  regulations of the  Commission,  the  Master Servicer  at its expense shall  cause a firm of  independent  public  accountants,  which  shall  be  members  of the
American  Institute of Certified  Public  Accountants,  to furnish to the  Depositor and the
Trustee the  attestation  required  under Item  1122(b) of  Regulation AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct  servicing of mortgage loans by Subservicers,  upon comparable statements for examinations conducted by independent public  accountants  substantially in accordance with standards  established by the American
Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

      The  Master Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable
notice,   during   normal   business   hours  access  to  all  records   maintained  by  the
Master Servicer  in respect of its rights and  obligations  hereunder and access to officers of the Master Servicer  responsible for such obligations.  Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent  financial  statements  and such other information as the  Master Servicer  possesses  regarding its business,  affairs, property and condition,  financial or otherwise.  The  Master Servicer  shall also cooperate with all reasonable requests for information  including,  but not limited to, notices, tapes and copies of files,  regarding  itself,  the Mortgage  Loans or the  Certificates  from any
Person or Persons  identified by the Depositor or  Residential Funding.  The Depositor  may,
but is not obligated to perform,  or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the  Master Servicer  hereunder;
provided that the Master Servicer  shall not be relieved of any of its obligations hereunder by virtue of such  performance  by the Depositor or its designee.  Neither the Depositor nor the Trustee shall have the  responsibility  or liability for any action or failure to act by
the   Master Servicer   and  is  not   obligated  to  supervise  the   performance   of  the
Master Servicer under this Agreement or otherwise.

Section 3.21.     Advance Facility.
(a)   The  Master Servicer  is hereby authorized to enter into a financing or other facility
(any such arrangement,  an "Advance  Facility") under  which (1) the  Master Servicer sells, assigns or pledges to another Person (an "Advancing  Person") the  Master Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances  and/or (2) an
Advancing Person agrees to fund some or all Advances and/or Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement. No consent of the Depositor, the
Trustee,  the   Certificateholders   or  any  other  party  shall  be  required  before  the
Master Servicer  may enter into an Advance  Facility.  Notwithstanding  the existence of any
Advance  Facility under which an Advancing  Person agrees to fund Advances and/or  Servicing
Advances  on the  Master Servicer's  behalf,  the  Master Servicer  shall  remain  obligated pursuant to this  Agreement  to make  Advances  and  Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance Facility, and for so long as an Advancing  Person remains entitled to receive  reimbursement  for any Advances
including  Nonrecoverable  Advances  ("Advance  Reimbursement   Amounts") and/or   Servicing
Advances including  Nonrecoverable  Advances ("Servicing Advance Reimbursement  Amounts" and
together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent  such  type  of  Reimbursement  Amount  is  included  in the  Advance  Facility),  as applicable,  pursuant  to this  Agreement,  then the  Master Servicer  shall  identify  such
Reimbursement   Amounts   consistent   with   the   reimbursement   rights   set   forth  in
Section 3.10(a)(ii) and  (vii) and remit such Reimbursement  Amounts in accordance with this
Section 3.21  or otherwise in accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility
Trustee") designated  by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b).  Notwithstanding the foregoing,  if so required pursuant to the terms of the Advance  Facility,  the  Master Servicer  may direct,  and if so directed in writing the
Trustee  is  hereby  authorized  to and  shall  pay  to the  Advance  Facility  Trustee  the
Reimbursement  Amounts identified  pursuant to the preceding  sentence.  An Advancing Person whose  obligations  hereunder  are  limited to the  funding  of  Advances  and/or  Servicing
Advances  shall  not be  required  to meet  the  qualifications  of a  Master Servicer  or a
Subservicer  pursuant to  Section 3.02(a) or  6.02(c) hereof and shall not be deemed to be a
Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein,  in no event shall Advance  Reimbursement  Amounts or Servicing  Advance  Reimbursement  Amounts be
included in the Available Distribution Amount or distributed to Certificateholders.

(b)   If the  Master Servicer  enters into an Advance  Facility  and makes the  election set forth in  Section 3.21(a),  the  Master Servicer  and the  related  Advancing  Person  shall deliver to the  Trustee a written  notice and  payment  instruction  (an  "Advance  Facility
Notice"),  providing  the Trustee with  written  payment  instructions  as to where to remit
Advance  Reimbursement  Amounts and/or Servicing Advance  Reimbursement Amounts (each to the extent  such type of  Reimbursement  Amount is  included  within  the  Advance  Facility) on subsequent  Distribution  Dates.  The  payment  instruction  shall  require  the  applicable
Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance  Facility
Trustee  designated in the Advance Facility  Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the  Master Servicer  and the related Advancing
Person (and any related Advance Facility Trustee).

(c)   Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with respect to the Mortgage  Loans for which the  Master Servicer
would  be  permitted  to  reimburse   itself  in  accordance  with   Section 3.10(a)(ii) and
(vii) hereof,  assuming the  Master Servicer  or the  Advancing  Person had made the related
Advance(s) and/or  Servicing Advance(s).  Notwithstanding the foregoing, except with respect to  reimbursement  of  Nonrecoverable  Advances  as set  forth  in  Section 3.10(c) of  this
Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection
Account for future distribution to  Certificateholders  pursuant to this Agreement.  Neither the  Depositor  nor the  Trustee  shall  have  any duty or  liability  with  respect  to the calculation  of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any responsibility  to track or monitor  the  administration  of the  Advance  Facility  and the
Depositor  shall not have any  responsibility  to track,  monitor or verify  the  payment of
Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee.  The
Master Servicer  shall maintain and provide to any Successor  Master Servicer  (a "Successor
Master Servicer") a  detailed  accounting on a loan by-loan basis as to amounts advanced by, sold,  pledged or  assigned  to, and  reimbursed  to any  Advancing  Person.  The  Successor
Master Servicer  shall  be  entitled  to  rely  on  any  such  information  provided  by the
Master Servicer  and the  Successor  Master Servicer  shall not be liable  for any errors in such information.

(d)   Upon the direction of and at the expense of the  Master Servicer,  the Trustee  agrees to  execute  such  acknowledgments,  certificates,  and  other  documents  provided  by  the
Master Servicer and reasonably  satisfactory to the Trustee recognizing the interests of any
Advancing  Person  or  Advance  Facility  Trustee  in  such  Reimbursement  Amounts  as  the
Master Servicer  may  cause  to be made  subject  to  Advance  Facilities  pursuant  to this
Section 3.21,  and such other documents in connection  with such Advance  Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)   Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that  Mortgage  Loan on a "first-in,  first out"  ("FIFO") basis,  subject to the qualifications set forth below:

(i)   Any Successor  Master Servicer  to  Residential Funding  and the  Advancing  Person or
      Advance  Facility  Trustee  shall  be  required  to apply  all  amounts  available  in accordance with this  Section 3.21(e) to  the  reimbursement of Advances and Servicing
      Advances  in the  manner  provided  for  herein;  provided,  however,  that  after the succession  of a Successor  Master Servicer,  (A) to the extent  that any  Advances or
      Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage  Loan,  reimbursement shall be made,  first, to the Advancing  Person or Advance Facility Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the  Advancing  Person or Advance  Facility  Trustee in such  Advances and/or  Servicing  Advances,  second to the  Master Servicer  in respect  of  Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility  Trustee Person has an interest,  and third, to the Successor  Master Servicer  in respect of any other Advances  and/or  Servicing
      Advances  related to that Mortgage Loan, from such sources as and when collected,  and
      (B) reimbursements   of  Advances  and  Servicing  Advances  that  are  Nonrecoverable
      Advances shall be made pro rata to the Advancing Person or Advance  Facility  Trustee, on the one hand,  and any such  Successor  Master Servicer,  on the other hand, on the basis of the  respective  aggregate  outstanding  unreimbursed  Advances and Servicing
      Advances  that are  Nonrecoverable  Advances  owed to the  Advancing  Person,  Advance
      Facility Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master Servicer,  on the other hand, and without regard to the date on which any such  Advances or Servicing  Advances  shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this  Section 3.21(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or Advance  Facility
      Trustee  relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential Funding  or the Advancing Person or Advance Facility  Trustee,  then the  Advancing  Person or Advance  Facility  Trustee  shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such
      Reimbursement   Amount.   Without   limiting   the   generality   of  the   foregoing,
      Residential Funding  shall remain entitled to be reimbursed by the Advancing Person or
      Advance  Facility   Trustee  for  all  Advances  and  Servicing   Advances  funded  by
      Residential Funding  to the extent the related  Reimbursement  Amount(s) have not been assigned  or  pledged  to  an  Advancing  Person  or  Advance  Facility  Trustee.  The
      documentation  establishing any Advance Facility shall require  Residential Funding to provide to the  related  Advancing  Person or Advance  Facility  Trustee  loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing
      Person  or  Advance  Facility  Trustee  on each  date of  remittance  thereof  to such
      Advancing  Person or  Advance  Facility  Trustee,  to enable the  Advancing  Person or
      Advance  Facility  Trustee to make the FIFO  allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

(ii)  By way of  illustration,  and not by way of limiting the  generality of the foregoing, if the Master Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility,  and is replaced by a Successor  Master Servicer,  and the  Successor  Master Servicer  directly  funds  Advances or Servicing  Advances with respect to a Mortgage  Loan and does not  assign or pledge the  related  Reimbursement
      Amounts  to the  related  Advancing  Person  or  Advance  Facility  Trustee,  then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance
      Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the related
      Reimbursement  Amounts  attributable  to  such  Mortgage  Loan  that  are  owed to the
      Master Servicer  and the  Advancing  Person,  which were made prior to any Advances or
      Servicing  Advances made by the  Successor  Master Servicer,  have been  reimbursed in full,  at which point the  Successor  Master Servicer  shall be entitled to retain all related  Reimbursement  Amounts  subsequently  collected with respect to that Mortgage
      Loan pursuant to Section 3.10  of this  Agreement.  To the extent that the Advances or
      Servicing Advances are Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to  Section 3.10  of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one
      hand,  and  the  Successor  Master Servicer,  on  the  other  hand,  as  described  in clause (i)(B) above.

(f)   The  Master Servicer  shall  remain  entitled to be  reimbursed  for all  Advances and
Servicing  Advances  funded by the  Master Servicer  to the extent the related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)   Any amendment to this  Section 3.21  or to any other  provision of this Agreement that may be  necessary  or  appropriate  to effect the terms of an Advance  Facility as described generally  in this  Section 3.21,  including  amendments  to add  provisions  relating  to a successor  master  servicer,  may be entered  into by the  Trustee,  the  Depositor  and the
Master Servicer  without the consent of any  Certificateholder,  with  written  confirmation from each Rating Agency that the  amendment  will not result in the reduction of the ratings on any class of the Certificates  below the then current ratings on such  Certificates,  and delivery  of an  Opinion  of  Counsel  as  required  under  Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)   Any rights of set-off that the Trust Fund,  the Trustee, the Depositor,  any Successor
Master Servicer or any other Person might otherwise have against the  Master Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing
Advances that have been sold,  transferred,  pledged,  conveyed or assigned to any Advancing
Person.

(i)   At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances  (as the case may  be) and  the  Advancing  Person  or  related  Advance
Facility Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse  all  Advances  and/or  Servicing  Advances  (as the  case  may  be) the  right to reimbursement for which were assigned to the Advancing  Person,  then upon the delivery of a written notice signed by the Advancing  Person and the  Master Servicer  or its successor or assign) to  the Trustee  terminating  the Advance  Facility  Notice (the "Notice of Facility
Termination"),  the Master Servicer or its Successor Master Servicer shall again be entitled to  withdraw  and  retain the  related  Reimbursement  Amounts  from the  Custodial  Account pursuant to Section 3.10.

(j)   After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this  Section 3.21 may not be amended or otherwise  modified without the prior written consent of the related Advancing
Person.

ARTICLE IV
                               PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)   The  Master Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate Account in which the  Master Servicer  shall deposit or cause to be deposited on behalf of the  Trustee  on or before  2:00 P.M.  New York time on each  Certificate  Account
Deposit Date by wire transfer of immediately  available  funds an amount equal to the sum of
(i) any Advance for the immediately  succeeding  Distribution Date, (ii) any amount required to be paid pursuant to  Section 3.12(a),  (iii) any  amount  required to be deposited in the
Certificate  Account pursuant to Section 3.16(e)  or Section 4.07,  (iv) any amount required to be paid  pursuant to  Section 9.01,  (v) any  prepayment  charges on the  Mortgage  Loans received during the related  Prepayment  Period and (vi) all other amounts  constituting the
Available Distribution Amount for the immediately succeeding Distribution Date.

(b)   On or prior to the Business Day  immediately  following each  Determination  Date, the
Master  Servicer shall  determine any amounts owed by the Swap  Counterparty  under the Swap
Agreement  and inform the  Supplemental  Interest  Trust Trustee in writing of the amount so calculated.

(c)   The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account to invest  the funds in the  Certificate
Account in Permitted  Investments  designated  in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next  preceding the  Distribution  Date next following the date of such investment  (except that (i) if such
Permitted  Investment is an obligation of the  institution  that maintains such account or a fund for which such  institution  serves as custodian,  then such  Permitted  Investment may mature  on  such  Distribution  Date  and  (ii) any  other  investment  may  mature  on such
Distribution  Date if the  Trustee  shall  advance  funds on such  Distribution  Date to the
Certificate  Account in the amount  payable on such  investment on such  Distribution  Date,
pending   receipt   thereof  to  the  extent   necessary  to  make   distributions   on  the
Certificates) and  shall not be sold or disposed of prior to  maturity.  All income and gain realized from any such investment shall be for the benefit of the  Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be  deposited in the  Certificate  Account by the
Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)   On each  Distribution  Date,  the  Trustee  (or the  Paying  Agent  on  behalf  of the
Trustee) shall  allocate and distribute the Available  Distribution Amount, if any, for such date to the  interests  issued in respect of  REMIC I  and  REMIC II  as  specified  in this
Section.

(b)   (1)  On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed  by REMIC I to REMIC II  on account of the REMIC I  Regular
Interests:

                  i.    to the extent of the Available  Distribution  Amount (other than the
                  portion   of   the   Available    Distribution    Amount    described   in
                  clause (a)(vi) of  the definition of Available  Distribution  Amount),  to the  Holders of the  REMIC I  Regular  Interests,  pro rata,  in an amount
                  equal  to  (A) the  related   Uncertificated  Accrued  Interest  for  such
                  Distribution  Date,  plus  (B) any  amounts in respect  thereof  remaining
                  unpaid   from   previous    Distribution   Dates.   Amounts   payable   as
                  Uncertificated  Accrued Interest in respect of REMIC I Regular Interest ZZ shall be reduced  when the  REMIC I  Overcollateralization  Amount is less than the REMIC I Required  Overcollateralization  Amount, by the lesser of
                  (x) the amount of such difference and (y) the REMIC I Regular  Interest ZZ
                  Maximum Interest  Deferral Amount,  and such amount will be payable to the
                  Holders of REMIC I  Regular  Interests  A-1, A-2, A-3, A-4, M-1, M-2, M-3,
                  M-4,  M-5,  M-6,  M-7,  M-8,  M-9  and B in  the  same  proportion  as the
                  Overcollateralization  Increase  Amount is allocated to the  corresponding
                  Class of Certificates,  and the  Uncertificated  Principal  Balance of the
                  REMIC I Regular Interest ZZ shall be increased by such amount; and

                  ii.   on  each  Distribution  Date,  to the  Holders  of  REMIC I  Regular
                  Interests,   in  an  amount  equal  to  the  remainder  of  the  Available
                  Distribution Amount (other than the portion of the Available  Distribution
                  Amount  described  in   clause (a)(vi) of   the  definition  of  Available
                  Distribution   Amount)   after  the   distributions   made   pursuant   to
                  clause (i) above,  allocated as follows (except as provided below): (A) to the Holders of the REMIC I  Regular  Interest AA, 98.00% of such remainder until  the  Uncertificated  Principal  Balance  of  such  REMIC I  Regular
                  Interest  is reduced  to zero;  (B) to  the  Holders  of  REMIC I  Regular
                  Interests  A-1, A-2, A-3, A-4, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9
                  and B, 1.00% of such  remainder  in the same  proportion  as  amounts  are distributed  in  respect  of  principal  on  the  corresponding  Class  of
                  Certificates;  (C) to the  Holders of the  REMIC I  Regular  Interest  ZZ,
                  1.00% of such remainder;  and (D) any  remaining amounts to the Holders of the Class R-I  Certificates;  provided,  however, that 98.00% and 2.00% of any principal  payments that are attributable to an  Overcollateralization
                  Reduction  Amount  shall be  allocated  to Holders of the REMIC I  Regular
                  Interest AA and REMIC I Regular  Interest ZZ,  respectively;  and provided further,  that  any  prepayment  charges  on  deposit  in the  Certificate
                  Account  attributable to prepayment charges received on the Mortgage Loans during the related  Prepayment Period shall be deemed distributed to REMIC
                  II as the holder of the REMIC I Regular Interest AA.

            (2)   Notwithstanding  the  distributions  described  in  this  Section 4.02(b), distribution  of funds from the  Certificate  Account shall be made only in accordance with Section 4.02(c).

(c)   On each Distribution Date (x) the  Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each Certificateholder of record on the next  preceding  Record Date (other than as provided in  Section 9.01  respecting the
final   distribution) either   in   immediately   available   funds  (by  wire  transfer  or
otherwise) to  the  account  of such  Certificateholder  at a bank or  other  entity  having
appropriate   facilities   therefor,   if  such   Certificateholder   has  so  notified  the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the  Master Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the  address  of such  Holder  appearing  in the  Certificate
Register  such  Certificateholder's  share  (which  share  with  respect  to each  Class  of
Certificates,  shall be based on the aggregate of the  Percentage  Interests  represented by
Certificates of the applicable  Class held by such Holder of the following  amounts,  in the following order of priority,  subject to the provisions of  Section 4.02(d)),  to the extent of the Available  Distribution Amount on deposit in the Certificate Account (with respect to clauses (i) through  (xi),  and  to  the  extent  of the  sum  of  the  remaining  Available
Distribution  Amount (other than the portion of the Available  Distribution Amount described in clause (a)(vi) of the definition of Available  Distribution Amount)) and to the extent of prepayment charges on deposit in the Certificate Account:

(i)   to the Class A  Certificateholders,  the Class A Interest  Distribution  Amount,  with such amount allocated among the Class A  Certificateholders  on a pro rata basis based on the Accrued Certificate Interest on each such Class;

(ii)  to the  Class M-1  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-1
      Interest Distribution Amount;

(iii) to the  Class M-2  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-2
      Interest Distribution Amount;

(iv)  to the  Class M-3  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-3
      Interest Distribution Amount;

(v)   to the  Class M-4  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-4
      Interest Distribution Amount;

(vi)  to the  Class M-5  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-5
      Interest Distribution Amount;

(vii) to the  Class M-6  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-6
      Interest Distribution Amount;

(viii)      to the Class M-7  Certificateholders  from the amount,  if any, of the Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-7
      Interest Distribution Amount;

(ix)  to the  Class M-8  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-8
      Interest Distribution Amount;

(x)   to the  Class M-9  Certificateholders  from  the  amount,  if  any,  of the  Available
      Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-9
      Interest Distribution Amount;

(xi)  to  the  Class B  Certificateholders  from  the  amount,  if  any,  of  the  Available
      Distribution Amount remaining after the foregoing distributions,  the Class B Interest
      Distribution Amount;

(xii) to the Class A, Class M and Class B  Certificateholders,  from the amount,  if any, of the Available  Distribution  Amount remaining after the foregoing  distributions,  the
      Principal  Distribution  Amount (other than the amounts set forth in  clauses (b)(iv),
      (b)(v), and (b)(vi) of the definition thereof),  in the order of priority described in
      Section 4.02(d) hereof,  until  the  Certificate  Principal  Balances  of the Class A,
      Class M and Class B Certificates have been reduced to zero;

(xiii)      to the  Class A,  Class M and Class B  Certificateholders,  from the amount,  if any, of the Excess Cash Flow,  an amount  equal to the  principal  portion of Realized
      Losses previously  allocated to reduce the Certificate  Principal Balance of any Class of the Class A Certificates or Class M Certificates  and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries for that Distribution  Date, which amount shall be included in the Principal  Distribution  Amount and paid in  accordance  with
      Section 4.02(d) hereof,  until the  Certificate  Principal  Balances  of the  Class A,
      Class M and Class B Certificates have been reduced to zero;

(xiv) to the Class A,  Class M and Class B  Certificateholders,  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  an amount equal to the principal  portion of Realized Losses on the Mortgage Loans during the immediately preceding  Prepayment  Period,  which  amount  shall  be  included  in  the  Principal
      Distribution  Amount and paid in  accordance  with  Section 4.02(d) hereof,  until the
      Certificate  Principal Balances of the Class A,  Class M and Class B Certificates have been reduced to zero;

(xv)  to the Class A,  Class M and Class B  Certificateholders,  from the amount, if any, of
      the   Excess   Cash  Flow   remaining   after   the   foregoing   distributions,   the
      Overcollateralization  Increase Amount for such Distribution  Date, which amount shall be  included  in the  Principal  Distribution  Amount  and  paid  in  accordance  with
      Section 4.02(d) hereof,  until the  Certificate  Principal  Balances  of the  Class A,
      Class M and Class B Certificates have been reduced to zero;

(xvi) to the Class A,  Class M and Class B  Certificateholders  from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the amount of any
      Prepayment  Interest  Shortfalls  allocated thereto for such  Distribution  Date, on a pro rata basis based on Accrued  Certificate  Interest  otherwise due thereon,  to the extent not covered by Eligible  Master  Servicing  Compensation  on such  Distribution
      Date;

(xvii)      to the Class A, Class M and Class B  Certificateholders from the amount, if any, of the Excess Cash Flow  remaining  after the foregoing  distributions,  the amount of
      any  Prepayment  Interest  Shortfalls   previously  allocated  thereto  on  any  prior
      Distribution  Date that remain  unreimbursed,  together with  interest  thereon at the applicable  Pass-Through  Rate,  on a  pro rata  basis  based on  Prepayment  Interest
      Shortfalls previously allocated thereto that remain unreimbursed;

(xviii)     from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing distributions,  to pay the Class A  Certificates,  on a pro rata  basis,  based on the amount of Class A  Basis Risk  Shortfall  Carry-Forward  Amount  previously  allocated thereto  that  remain  unreimbursed,  the amount of any Class A  Basis Risk  Shortfall
      Carry-Forward  Amounts  remaining  unpaid  as of such  Distribution  Date,  and to the
      Class M  Certificates,  in their order of their  payment  priority,  the amount of any
      Class M  Basis  Risk  Shortfall  Carry-Forward  Amounts  remaining  unpaid  as of such
      Distribution  Date and then to the  Class B  Certificates  the  amount of any  Class B
      Basis Risk Shortfall  Carry-Forward  Amounts  remaining unpaid as of each Distribution
      Date;

(xix) to the Class A,  Class M and Class B  Certificates on a pro rata  basis,  based on the amount of Relief Act Shortfalls  allocated thereto on such Distribution Date, from the amount,  if any, of the Excess Cash Flow remaining after the foregoing  distributions, the amount of any Relief Act Shortfalls  allocated to those  Certificates with respect to such Distribution Date;

(xx)  to the Class A,  Class M and Class B  Certificateholders,  from the amount, if any, of the Excess  Cash Flow  remaining  after the  foregoing  distributions,  the  principal portion  of any  Realized  Losses  previously  allocated  to  those  Certificates  and remaining  unreimbursed,  which  amount  shall  be  allocated  first,  to the  Class A
      Certificateholders  on a pro rata basis,  based on their respective  principal portion of any Realized Losses  previously  allocated  thereto that remain  unreimbursed,  and then to the Class M  Certificates,  in their order of payment priority and then to the
      Class B Certificates;

(xxi) from the  amount,  if any,  of the  Excess  Cash Flow  remaining  after the  foregoing distributions,  to  the  Supplemental  Interest  Trust  Account  for  Payment  to  the
      Swap Counterparty,  any  Swap Termination  Payment owed by the  Supplemental  Interest
      Trust   Trustee,   on  behalf  of  the   Supplemental   Interest   Trust,   due  to  a
      Swap Counterparty Trigger Event;

(xxii)      to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash
      Flow remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate
      Interest thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for  any  Distribution  Date after the  Certificate
      Principal Balance of each Class of Class A  Certificates and Class M  Certificates and
      the Class B Certificates has been reduced to zero, the  Overcollateralization  Amount, and (B) from prepayment charges on deposit in the Certificate  Account, any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

(xxiii)     to the Class R-II  Certificateholders,  the balance,  if any, of the Excess Cash
      Flow.

(d)   On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)   the Class A  Principal  Distribution  Amount shall be  distributed,  sequentially,  as follows:  (w) first,  to the Class A-1  Certificates,  until the Certificate Principal
      Balance thereof has been reduced to zero, (x) second,  to the Class A-2  Certificates, until  the  Certificate  Principal  Balance  thereof  has been  reduced  to zero,  and
      (y) third,  to the Class A-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero and (z) fourth, to the Class A-4 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(ii)  the Class M-1  Principal  Distribution  Amount shall be  distributed  to the Class M-1
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iii) the Class M-2  Principal  Distribution  Amount shall be  distributed  to the Class M-2
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iv)  the Class M-3  Principal  Distribution  Amount shall be  distributed  to the Class M-3
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(v)   the Class M-4  Principal  Distribution  Amount shall be  distributed  to the Class M-4
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vi)  the Class M-5  Principal  Distribution  Amount shall be  distributed  to the Class M-5
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vii) the Class M-6  Principal  Distribution  Amount shall be  distributed  to the Class M-6
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(viii)      the  Class M-7  Principal  Distribution  Amount  shall  be  distributed  to  the
      Class M-7  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(ix)  the Class M-8  Principal  Distribution  Amount shall be  distributed  to the Class M-8
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(x)   the Class M-9  Principal  Distribution  Amount shall be  distributed  to the Class M-9
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

(xi)  the  Class B  Principal  Distribution  Amount  shall  be  distributed  to the  Class B
      Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero.

(e)   Notwithstanding  the  foregoing   clauses (c) and  (d),  upon  the  reduction  of  the
Certificate  Principal  Balance of a Class of Class A Certificates  and Class M Certificates
or the Class B  Certificates  to zero,  such Class of  Certificates  will not be entitled to further  distributions  pursuant  to  Section 4.02  (other  than in  respect  of  Subsequent
Recoveries).

(f)   Any  Prepayment  Interest  Shortfalls  on the Mortgage  Loans which are not covered by
Eligible  Master  Servicing  Compensation  as  described  in  Section 3.16  and  Relief  Act
Shortfalls on the Mortgage  Loans will be allocated  among the Class A,  Class M and Class B
Certificates,  pro rata  in  accordance  with the  amount of  Accrued  Certificate  Interest payable on such  Distribution  Date absent such  shortfalls.  Any such uncovered  Prepayment
Interest  Shortfalls  will be paid solely  pursuant to  Section 4.02(c)(xvi) and (xvii)  and
Section  4.09(c)(iii) and (iv) to the extent funds are available  therefor.  Any such Relief
Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xix) and  Section 4.09(c)(vi)
to the extent funds are available therefor.

(g)   In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the  Master Servicer  shall  deposit  such  funds  into the  Custodial  Account pursuant to Section 3.07(b)(iii).

(h)   Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be responsible for crediting the amount of such  distribution  to the accounts of its Depository  Participants  in accordance
with  its  normal  procedures.   Each  Depository   Participant  shall  be  responsible  for
disbursing  such  distribution  to the  Certificate  Owners that it  represents  and to each indirect  participating  brokerage  firm (a  "brokerage  firm"  or  "indirect  participating firm") for  which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the  Certificate  Owners that it represents.  None of the Trustee,  the Certificate
Registrar,  the  Depositor or the  Master Servicer  shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(i)   Except as otherwise provided in Section 9.01,  if the Master Servicer anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on the next
Distribution  Date, the  Master Servicer  shall, no later than the Determination Date in the month of such final  distribution,  notify the Trustee and the Trustee shall,  no later than two  (2) Business  Days after such  Determination  Date, mail on such date to each Holder of such Class of  Certificates a notice to the effect that:  (i) the Trustee  anticipates  that the final  distribution  with  respect  to such Class of  Certificates  will be made on such
Distribution  Date but only upon  presentation  and  surrender of such  Certificates  at the office of the Trustee or as otherwise  specified therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the prior calendar month. In the event that
Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds distributable  with respect to such  Certificates to be held in the Certificate  Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange
                  Act Reporting.

(a)   Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each Distribution Date the  Master Servicer  shall forward to the Trustee and the
Trustee  shall forward by mail or otherwise  make  available  electronically  on its website
(which  may  be  obtained  by  any   Certificateholder   by   telephoning   the  Trustee  at
(800) 934-6802 to  each Holder and the  Depositor a statement  setting  forth the  following information as to each Class of Certificates, in each case to the extent applicable:

(i)   the applicable  Record Date,  Determination  Date,  Distribution  Date and the date on which the Interest Accrual Period commenced;

(ii)  the aggregate  amount of payments  received with respect to the Mortgage  Loans in the aggregate, including prepayment amounts;

(iii) the  Servicing  Fee  and  Subservicing  Fee  payable  to the  Master Servicer  and the
      Subservicer;

(iv)  the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)   (A)            the  amount  of such  distribution  to the  Certificateholders  of such
      Class  applied  to reduce the  Certificate  Principal  Balance  thereof,  and  (B) the aggregate amount included therein representing Principal Prepayments;

(vi)  the amount of such distribution to Holders of such Class of Certificates  allocable to interest,  including  amounts  payable as excess cash flow and the  disposition of the excess cash flow;

(vii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)      the  aggregate  Certificate  Principal  Balance of each  Class of  Certificates, before and after giving effect to the amounts  distributed on such Distribution  Date, separately  identifying  any  reduction  thereof  due to  Realized  Losses  other than pursuant to an actual distribution of principal;

(ix)  the  Certificate  Principal  Balance for each Class of  Certificates as of the Closing
      Date;

(x)   the number and Stated  Principal  Balance of the Mortgage Loans in the aggregate after giving  effect to the  distribution  of  principal on such  Distribution  Date and the number of Mortgage  Loans in the aggregate at the beginning and end of the related Due
      Period;

(xi)  on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated  Principal  Balance of the Mortgage  Loans in the aggregate that are
      Delinquent  (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and
      Stated  Principal  Balance  of  the  Mortgage  Loans  in  the  aggregate  that  are in foreclosure,  (B) the  number and Stated  Principal  Balances of the Mortgage Loans in
      the aggregate that are Reportable  Modified Mortgage Loans that are in foreclosure and are REO Property,  indicating in each case capitalized Mortgage Loans, other Servicing
      Modifications  and totals,  and (C) for all Reportable  Modified  Mortgage Loans,  the
      number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been  liquidated,  the  subject  of  pay-offs  and that have been  repurchased  by the
      Master Servicer or Seller;

(xii) the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04  and the amount of all Advances that have been  reimbursed  during the related Due Period;

(xiii)      any material  modifications,  extensions or waivers to the terms of the Mortgage
      Loans  in the  aggregate  during  the Due  Period  or that  have  cumulatively  become material over time;

(xiv) any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement;

(xv)  the  number,   aggregate  principal  balance  and  Stated  Principal  Balance  of  any
      REO Properties;

(xvi) the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
      Date;

(xvii)      the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans in the aggregate for such  Distribution  Date and the aggregate amount of Realized Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii)     the  Pass-Through  Rate on each Class of Certificates and the applicable Net WAC
      Cap Rate;

(xix) the weighted  average of the Maximum Net  Mortgage  Rates with respect to the Mortgage
      Loans in the aggregate;

(xx)  the Basis Risk  Shortfall,  Basis Risk Shortfall  Carry-Forward  Amount and Prepayment
      Interest Shortfalls;

(xxi) the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
      following such Distribution Date;

(xxii)      the number and Stated Principal  Balances of the Mortgage Loans in the aggregate repurchased under Section 4.07;

(xxiii)     the  aggregate  amount of any  recoveries on  previously  foreclosed  loans with respect to the Mortgage Loans in the aggregate from Residential Funding;

(xxiv)      the weighted  average  remaining  term to maturity of the Mortgage  Loans in the aggregate after giving effect to the amounts distributed on such Distribution Date;

(xxv) the weighted  average  Mortgage  Rates of the Mortgage  Loans in the  aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxvi)      [Reserved];

(xxvii)     the amount of any Net Swap Payment  payable to the  Supplemental  Interest Trust
      Trustee,  on behalf of the  Supplemental  Interest Trust, any Net Swap Payment payable to the  Swap Counterparty,  any  Swap Termination  Payment payable to the Supplemental
      Interest  Trust  Trustee,  on  behalf  of the  Supplemental  Interest  Trust,  and any
      Swap Termination Payment payable to the Swap Counterparty; and

(xxviii)    the occurrence of the Stepdown Date.

      In the case of  information  furnished  pursuant to  clauses (i) and  (ii) above,  the amounts shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.
In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a), the  Master Servicer  shall provide to any manager of a trust fund consisting of some or all of the Certificates,  upon reasonable request, such additional  information as is reasonably obtainable by the  Master Servicer  at no additional expense to the  Master Servicer.  Also, at the  request of a Rating  Agency,  the  Master Servicer  shall  provide  the  information relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached hereto as Exhibit S to such Rating  Agency  within a  reasonable  period of time;  provided, however,  that the  Master Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)   Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R Certificate,  the Master Servicer  shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each such requesting
Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R  Certificate,  a statement containing the information set forth in clauses (v) and
(vi) referred  to in  subsection (a) above  aggregated  for such calendar year or applicable portion  thereof during which such Person was a  Certificateholder.  Such  obligation of the
Master Servicer  shall be deemed to have been  satisfied  to the extent  that  substantially comparable  information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c)   Within a  reasonable  period of time  after it  receives  a written  request  from any
Holder  of a  Class R  Certificate,  the  Master Servicer  shall  prepare,  or  cause  to be prepared,  and shall forward,  or cause to be forwarded,  to each such requesting Person who at any time during the calendar  year was the Holder of a Class R  Certificate,  a statement containing the applicable  distribution  information  provided pursuant to this Section 4.03 aggregated  for such calendar year or applicable  portion  thereof  during which such Person was the Holder of a Class R  Certificate.  Such obligation of the  Master Servicer  shall be deemed to have been satisfied to the extent that substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)   Upon the written request of any  Certificateholder,  the  Master Servicer,  as soon as
reasonably   practicable,   shall  provide  the  requesting   Certificateholder   with  such
information as is necessary and appropriate,  in the Master Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)   The  Master Servicer  shall,  on  behalf  of  the  Depositor  and  in  respect  of the
Trust Fund,  sign and cause to be filed with the Commission any periodic reports required to be filed under the  provisions  of the Exchange  Act, and the rules and  regulations  of the
Commission  thereunder  including,  without limitation,  reports on Form 10-K, Form 10-D and
Form 8-K. In  connection  with the  preparation  and filing of such  periodic  reports,  the
Trustee shall timely  provide to the  Master Servicer  (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year,  (II) copies of all pleadings,  other legal process and any other documents  relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a  Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual knowledge  of a  Responsible  Officer of the Trustee,  have been  submitted to a vote of the
Certificateholders,  other  than those  matters  that have been  submitted  to a vote of the
Certificateholders  at the request of the Depositor or the Master Servicer,  and (IV) notice of any  failure  of the  Trustee  to make  any  distribution  to the  Certificateholders  as required pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any  liability  with respect to the  Master Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the  Master Servicer's  inability or failure to obtain any  information not resulting from the  Master Servicer's  own negligence or willful misconduct.

(f)   Any Form 10-K filed with the  Commission in connection  with this  Section 4.03  shall include, with respect to the Certificates relating to such 10-K:

(i)   A certification,  signed by the senior officer in charge of the servicing functions of the Master Servicer,  in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
      compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)  A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the  Master Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
      Commission   regulations,   as  described  in  Item  1122(a) of   Regulation  AB.  The
      Master Servicer  shall obtain from all other  parties  participating  in the servicing function any required assessments.

(iii) With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)  The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)   In  connection  with the Form  10-K  Certification,  the  Trustee  shall  provide  the
Master Servicer  with a back-up  certification  substantially in the form attached hereto as
Exhibit R-2.

(h)   This  Section 4.03  may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)   The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission by or on behalf of the Depositor  under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the
                  Master Servicer.

(a)   Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master Servicer  shall furnish a written  statement  (which may be in a mutually agreeable  electronic  format) to  the  Trustee,  any Paying  Agent and the  Depositor  (the
information  in  such  statement  to  be  made  available  to   Certificateholders   by  the
Master Servicer on  request) (provided  that the Master Servicer  shall use its best efforts to deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second
Business Day prior to the Distribution  Date) setting  forth (i) the Available  Distribution
Amounts,  (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately  succeeding Certificate Account Deposit Date pursuant  to  clause (iii) of  Section 4.01(a),  (iii) the  amount  of  Prepayment  Interest
Shortfalls,  Class A Basis Risk Shortfall,  Class M Basis Risk Shortfall, Class B Basis Risk
Shortfall,  Class A Basis Risk Shortfall Carry-Forward Amounts, Class M Basis Risk Shortfall
Carry-Forward  Amounts and Class B Basis Risk Shortfall  Carry-Forward  Amounts and (iv) any
Net Swap Payments paid by the Swap Counterparty to the Supplemental  Interest Trust Trustee,
on behalf of the  Supplemental  Interest  Trust,  if any, for such  Distribution  Date.  The determination  by the  Master Servicer  of such  amounts  shall,  in the  absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)   On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer  shall  either  (i) remit  to the  Trustee  for  deposit in the  Certificate
Account from its own funds,  or funds  received  therefor from the  Subservicers,  an amount equal  to the  Advances  to be  made  by  the  Master Servicer  in  respect  of the  related
Distribution  Date,  which  shall be in an  aggregate  amount  equal  to the sum of  (A) the aggregate  amount of  Monthly  Payments  other than  Balloon  Payments  (with each  interest portion  thereof  adjusted to a per annum  rate equal to the Net  Mortgage  Rate),  less the amount of any related Servicing Modifications,  Debt Service Reductions or reductions in the amount of  interest  collectable  from the  Mortgagor  pursuant to the Relief Act or similar legislation  or  regulations  then in effect,  on the  Outstanding  Mortgage Loans as of the related  Due Date  in the related Due Period,  which  Monthly  Payments  were due during the related  Due  Period  and  not  received  as of the  close  of  business  as of the  related
Determination  Date;  provided that no Advance shall be made if it would be a Nonrecoverable
Advance and  (B) with  respect to each  Balloon  Loan  delinquent  in respect of its Balloon
Payment as of the close of business on the related  Determination  Date,  an amount equal to the assumed  Monthly  Payment (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal (with each interest portion thereof  adjusted  to  per annum  rate  equal to the Net  Mortgage  Rate) received  from the related  Mortgagor  as of the  close  of  business  on the  related  Determination  Date and allocable  to the  Due Date  during the related Due Period for each month until such Balloon
Loan is finally  liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and  deposit in the  Certificate  Account  all or a portion  of the  Amount  Held for Future
Distribution  in discharge of any such Advance,  or  (iii) make  advances in the form of any combination of clauses (i) and  (ii) aggregating  the amount of such Advance. Any portion of the Amount Held for Future  Distribution so used shall be replaced by the Master Servicer by deposit  in the  Certificate  Account on or before  11:00  A.M.  New York time on any future
Certificate  Account  Deposit  Date to the extent that funds  attributable  to the  Mortgage
Loans that are available in the Custodial Account for deposit in the Certificate  Account on such  Certificate  Account  Deposit Date shall be less than  payments to  Certificateholders required  to be made on the  following  Distribution  Date.  The  Master Servicer  shall  be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution Date as part of the
Advance made by the  Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing  Officer  delivered  to the  Depositor  and the  Trustee.  In the event that the
Master Servicer  determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit  in the  Certificate  Account an amount  equal to the
Advance required to be made for the immediately succeeding  Distribution Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by  telecopy), not later than 3:00 P.M.,  New York time, on such Business  Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon,  New York time,  on such day the Trustee shall have been  notified in writing (by  telecopy) that  the
Master Servicer  shall have directly or indirectly deposited in the Certificate Account such portion  of the  amount of the  Advance  as to which the  Master Servicer  shall  have given notice pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the  Master Servicer  under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the  Master Servicer  as successor
Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an  amount  equal to the  Advance  for the  immediately  succeeding  Distribution  Date.  In connection  with the  preceding  sentence,  the Trustee  shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)   Prior to each Distribution Date, the Master Servicer  shall determine the total amount
of  Realized  Losses,   if  any,  that  resulted  from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the  related  Prepayment  Period  or, in the case of a  Servicing  Modification  that constitutes  a  reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount  of the reduction  in the  interest  portion of the  Monthly  Payment due in the month in which such
Distribution  Date  occurs.  The  amount of each  Realized  Loss  shall be  evidenced  by an
Officers' Certificate.

(b)   All  Realized  Losses  on the  Mortgage  Loans,  on any  Distribution  Date,  shall be allocated or covered as follows:

            first,  to Excess Cash Flow as provided in  clause (b)(v) of  the  definition of
            "Principal  Distribution Amount", to the extent of the Excess Cash Flow for such
            Distribution Date;

            second,  by any amounts  available from the Swap Agreement for such Distribution
            Date pursuant to Section 4.09(c);

            third, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

            fourth,  to the Class B  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

            fifth, to the Class M-9  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

            sixth, to the Class M-8  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

            seventh, to the Class M-7 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

            eighth, to the Class M-6  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

            ninth, to the Class M-5  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

            tenth, to the Class M-4  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

            eleventh,  to  the  Class M-3  Certificates,  until  the  Certificate  Principal
            Balance thereof has been reduced to zero;

            twelfth, to the Class M-2 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

            thirteenth,  to the  Class M-1  Certificates,  until the  Certificate  Principal
            Balance thereof has been reduced to zero; and

            fourteenth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4 Certificates
            on a pro rata basis, until the Certificate  Principal Balances thereof have been reduced to zero.

(c)   All  allocations of a Realized Loss on a "pro rata  basis" among two or more specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so  specified,  to each such Class of  Certificates  on the basis of their then  outstanding
Certificate  Principal  Balances prior to giving effect to  distributions to be made on such
Distribution  Date in the case of the  principal  portion of a Realized Loss or based on the
Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case of an interest  portion of a Realized Loss.  Any  allocation of the principal  portion of Realized
Losses (other than Debt Service Reductions) to the Class A,  Class M or Class B Certificates
shall be made by  reducing  the  Certificate  Principal  Balance  thereof  by the  amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;
provided  that no such  reduction  shall  reduce the  Certificate  Principal  Balance of the
Class A,  Class M and the Class B  Certificates below the aggregate Stated Principal Balance of the Mortgage  Loans,  as  applicable.  Allocations  of the interest  portions of Realized
Losses   (other   than   any   interest   rate   reduction   resulting   from  a   Servicing
Modification) shall  be  made  by  operation  of  the  definition  of  "Accrued  Certificate
Interest"  and by  operation  of  the  provisions  of  Section 4.02(c).  Allocations  of the interest  portion of a Realized Loss resulting from an interest rate reduction in connection
with  a  Servicing   Modification   shall  be  made  by  operation  of  the   provisions  of
Section 4.02(c).  All  Realized  Losses  and  all  other  losses  allocated  to a  Class  of
Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)   All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the  REMIC I  Regular  Interests,  as  follows:  first,  to  Uncertificated  Accrued
Interest payable to the REMIC I Regular  Interests AA and ZZ up to an aggregate amount equal to the excess of  (a) the  REMIC I  Interest  Loss  Allocation  Amount  over  (b) Prepayment
Interest   Shortfalls   (to  the  extent   not   covered  by   Eligible   Master   Servicing
Compensation) relating  to the  Mortgage  Loans  for  such  Distribution  Date,  98% and 2%, respectively;  second,  to the  Uncertificated  Principal  Balances of the  REMIC I  Regular
Interests  AA  and  ZZ up to an  aggregate  amount  equal  to  the  REMIC I  Principal  Loss
Allocation  Amount,  98%  and  2%,  respectively;  third,  to the  Uncertificated  Principal
Balances of REMIC I Regular Interests AA, 98%, M-9, 1% and ZZ, 1%, until the  Uncertificated
Principal  Balance of REMIC I  Regular  Interests  AA, 98%,  B-1,  1% and ZZ, 1%,  until the
Uncertificated  Principal  Balance of REMIC I Regular Interest B-1 has been reduced to zero;
fourth, to the  Uncertificated  Principal  Balances of REMIC I Regular Interest M-9 has been reduced  to zero;  fifth,  to the  Uncertificated  Principal  Balances  of  REMIC I  Regular
Interests  AA,  98%,  M-8,  1% and ZZ, 1%,  until the  Uncertificated  Principal  Balance of
REMIC I  Regular  Interest  M-8 has been  reduced  to  zero;  sixth,  to the  Uncertificated
Principal  Balances of REMIC I  Regular  Interests  AA, 98%,  M-7, 1% and ZZ, 1%,  until the
Uncertificated  Principal  Balance of REMIC I Regular Interest M-7 has been reduced to zero;
seventh,  to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%,
M-6, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular Interest
M-6 has been reduced to zero;  eighth, to the  Uncertificated  Principal Balances of REMIC I
Regular  Interests AA, 98%, M-5, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I  Regular  Interest M-5 has been  reduced to zero;  ninth,  to the  Uncertificated
Principal  Balances of REMIC I  Regular  Interests  AA, 98%,  M-4, 1% and ZZ, 1%,  until the
Uncertificated  Principal  Balance of REMIC I Regular Interest M-4 has been reduced to zero;
tenth, to the  Uncertificated  Principal Balances of REMIC I Regular Interests AA, 98%, M-3,
1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-3
has been reduced to zero;  eleventh,  to the  Uncertificated  Principal  Balances of REMIC I
Regular  Interests AA, 98%, M-2, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular  Interest M-2 has been reduced to zero;  twelfth,  to the  Uncertificated
Principal  Balances of REMIC I  Regular  Interests  AA, 98%,  M-1, 1% and ZZ, 1%,  until the
Uncertificated  Principal  Balance of REMIC I Regular Interest M-1 has been reduced to zero;
and thirteenth,  to the  Uncertificated  Principal Balances of REMIC I Regular Interests AA,
98% and ZZ, 1% and 1%, pro rata,  based  upon the  Uncertificated  Principal  Balance of the
REMIC I Regular Interests A-4, A-3, A-2 and A-1 until the Uncertificated  Principal Balances of REMIC I Regular Interests A-4, A-3, A-2 and A-1 have been reduced to zero.

(e)   Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b) or  (c) of  this  Section,  the  definition  of  Accrued
Certificate Interest and the operation of  Section 4.02(c) shall  be deemed allocated to the
Class SB  Certificates.  Realized Losses  allocated to the Class SB  Certificates  shall, to the extent  such  Realized  Losses  represent  Realized  Losses on an interest  portion,  be allocated to the REMIC II  Regular  Interest SB-IO.  Realized Losses allocated to the Excess
Cash Flow  pursuant to  paragraph  (b) of  this  Section shall  be deemed to reduce  Accrued
Certificate  Interest on the REMIC I Regular  Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this Section shall be deemed first to reduce the  principal  balance of the REMIC II  Regular  Interest  SB-PO until such principal  balance  shall have been  reduced to zero and  thereafter  to reduce  accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

      The  Master Servicer or the Subservicers  shall file information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade or  business,  the  reports of foreclosures  and  abandonments  of any  Mortgaged  Property and the  informational  returns relating to  cancellation  of  indebtedness  income with respect to any  Mortgaged  Property required by Sections 6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before March 31 of each year,  beginning  with the first March 31 that occurs at least  six months  after the Cut-Off  Date,  stating that such reports have been filed. Such reports shall be in form and substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

      As to any  Mortgage  Loan  which is  delinquent  in  payment  by 90 days or more,  the
Master Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the
Purchase  Price  therefor.  If at any  time  the  Master Servicer  makes  a  payment  to the
Certificate  Account covering the amount of the Purchase Price for such a Mortgage Loan, and the  Master Servicer  provides to the Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account,  then the  Trustee  shall  execute  the  assignment  of such  Mortgage  Loan at the request of the
Master Servicer  without  recourse to the  Master Servicer  which  shall  succeed to all the
Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for security.  The Master Servicer  will thereupon own such Mortgage,  and all such security and documents,  free of any further  obligation  to the Trustee or the  Certificateholders  with respect thereto.

Section 4.08.     [Reserved].

Section 4.09.     The Swap Agreement.

(a)   On the  Closing  Date,  the  Supplemental  Interest  Trust  Trustee,  on behalf of the
Supplemental  Interest Trust, shall (i) establish and maintain in its name, in trust for the benefit of Class A,  Class M,  Class B and Class SB Certificates,  the Supplemental Interest
Trust  Account  and  (ii) for  the benefit of the  Class A,  Class M,  Class B and  Class SB
Certificates, enter into the Swap Agreement.

(b)   The  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest
Trust,  shall  deposit in the  Supplemental  Interest  Trust  Account all payments  that are payable to the Supplemental  Interest Trust Trustee, on behalf of the Supplemental  Interest
Trust,  under the Swap  Agreement.  Net Swap Payments and Swap  Termination  Payments (other than Swap Termination  Payments resulting from a Swap Counterparty Trigger Event) payable by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, to the Swap  Counterparty  pursuant to the Swap Agreement  shall be excluded from the Available
Distribution  Amount and payable to the Swap Counterparty  prior to any distributions to the
Certificateholders.  On  each  Distribution  Date,  such  amounts  will be  remitted  by the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, to the
Supplemental Interest Trust Account for payment to the Swap Counterparty,  first to make any
Net Swap  Payment  owed to the Swap  Counterparty  pursuant to the Swap  Agreement  for such
Distribution  Date,  and  second  to make any Swap  Termination  Payment  (not due to a Swap
Counterparty  Trigger  Event) owed to the Swap  Counterparty  pursuant to the Swap Agreement for such  Distribution  Date.  For federal  income tax  purposes,  such  amounts paid to the
Supplemental  Interest Trust Account on each Distribution Date shall first be deemed paid to the  Supplemental  Interest  Trust Account in respect of REMIC II Regular  Interest SB-IO to the extent of the amount  distributable  on such  REMIC II  Regular  Interest  SB-IO on such
Distribution  Date,  and any  remaining  amount  shall be  deemed  paid to the  Supplemental
Interest Trust Account from the Class IO Distribution  Amount (as defined  below).  Any Swap
Termination  Payment  triggered  by a Swap  Counterparty  Trigger  Event  owed  to the  Swap
Counterparty  pursuant to the Swap Agreement will be  subordinated to  distributions  to the
Holders of the  Class A,  Class M  and Class B  Certificates  and shall be paid as set forth under Section 4.02.

(c)   Net Swap Payments payable by the Swap Counterparty to the Supplemental  Interest Trust
Trustee, on behalf of the Supplemental  Interest Trust,  pursuant to the Swap Agreement will be deposited by the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest Trust, into the Supplemental  Interest Trust Account. On each Distribution Date, to the extent required,  the Supplemental Interest Trust Trustee, on behalf of the Supplemental
Interest Trust, shall withdraw such amounts from the Supplemental  Interest Trust Account to distribute to the Certificates in the following order of priority:

(i)   first, as part of the Principal  Distribution Amount to pay the holders of the Class A
      Certificates,  Class M  Certificates and then to the Class B Certificates in reduction of their Certificate Principal Balances,  the principal portion of any Realized Losses incurred on the Mortgage Loans for the preceding calendar month;

(ii)  second,  to pay any  Overcollateralization  Increase Amount,  as part of the Principal
      Distribution Amount, to the holders of the Class A, Class M and Class B Certificates;

(iii) third, to pay the holders of Class A, Class M and Class B Certificates,  the amount of any Prepayment Interest  Shortfalls  allocated thereto on such Distribution Date, on a pro rata  basis,  based on the amount of  Prepayment  Interest  Shortfalls  previously allocated thereto pursuant to Section 4.02(f) that remain unreimbursed,  to the extent not covered by the Eligible Master Servicing Compensation on such Distribution Date;

(iv)  fourth, to pay to the holders of the Class A,  Class M and Class B  Certificates,  any
      Prepayment  Interest  Shortfalls   remaining  unpaid  from  prior  Distribution  Dates
      together  with interest  thereon at the  applicable  Pass-Through  Rate, on a pro rata basis,  based on the amount of Prepayment  Interest  Shortfalls  previously  allocated thereto that remain unreimbursed;

(v)   fifth, to pay the holders of the Class A Certificates,  on a pro rata basis,  based on the amount of Basis Risk Shortfall Carry Forward-Amounts  previously allocated thereto remaining  unpaid as of such  Distribution  Date the  applicable  Basis Risk Shortfall
      Carry-Forward  Amounts,  and  then to the  Class M  Certificates,  in  order  of their payment priority,  and then to the Class B Certificates,  the amount of any Basis Risk
      Shortfall Carry-Forward Amounts remaining unpaid as of such Distribution Date;

(vi)  sixth,  to pay to the holders of the Class A,  Class M and Class B  Certificates,  the
      amount of any Relief Act Shortfalls allocated thereto that remain  unreimbursed,  on a pro rata  basis,  based on the amount of Relief Act  Shortfalls  previously  allocated thereto;

(vii) seventh,  to pay to the  holders  of the Class A  Certificates,  on a pro rata  basis, based on the amount of  Realized  Losses  previously  allocated  thereto  that  remain unreimbursed,  and  then  to the  Class M  Certificates  in  their  order  of  payment priority,  and then to the Class B Certificates the principal  portion of any Realized
      Losses previously allocated thereto that remain unreimbursed; and

(viii)      eighth, to the Class SB Certificates.

On any Distribution  Date, the amounts described in 4.09(c)(i)  through (c)(viii) above will be paid first from  Excess  Cash Flow for that  Distribution  Date and second  from  amounts received by the Supplemental  Interest Trust Trustee, on behalf of the Supplemental Interest
Trust, under the Swap Agreement.

(d)   Subject to Sections 8.01 and 8.02 hereof, the Supplemental  Interest Trust Trustee, on behalf of the  Supplemental  Interest  Trust,  agrees  to comply  with the terms of the Swap
Agreement and to enforce the terms and provisions  thereof against the Swap  Counterparty at the written direction of the Holders of Class A,  Class M and Class B Certificates  entitled to at least 51% of the Voting  Rights of such  Classes of  Certificates,  or if the  Trustee does not receive such direction from such Certificateholders,  then at the written direction of Residential Funding.

(e)   The Supplemental Interest Trust Account shall be an Eligible Account.  Amounts held in the  Supplemental  Interest  Trust  Account from time to time shall  continue to  constitute assets of the  Supplemental  Interest Trust,  but not of any REMIC,  until released from the
Supplemental  Interest  Trust  Account  pursuant  to this  Section  4.09.  The  Supplemental
Interest Trust Account  constitutes an "outside reserve fund" within the meaning of Treasury
Regulation   Section   1.860G-2(h)  and  is  not  an  asset  of  any  REMIC.  The  Class  SB
Certificateholders  shall be the owners of the  Supplemental  Interest  Trust  Account.  The
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  shall keep  records  that  accurately  reflect the funds on deposit in the  Supplemental  Interest
Trust  Account.  The  Supplemental  Interest Trust  Trustee,  on behalf of the  Supplemental
Interest Trust,  shall, at the direction of the Master  Servicer,  invest amounts on deposit in the  Supplemental  Interest  Trust  Account in Permitted  Investments.  In the absence of written direction to the Supplemental  Interest Trust Trustee, on behalf of the Supplemental
Interest  Trust from the  Master  Servicer,  all funds in the  Supplemental  Interest  Trust
Account shall remain uninvested.

(f)   The  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest
Trust, and the Master Servicer shall treat the holders of each Class of Certificates  (other than the Class SB Certificates  and Class R Certificates)  as having entered into a notional principal  contract  with the  holders of the Class SB  Certificates.  Pursuant to each such notional  principal  contract,  all  holders  of  Certificates  (other  than  the  Class  SB
Certificates  and Class R  Certificates)  shall be treated as having  agreed to pay, on each
Distribution  Date, to the holder of the Class SB Certificates an aggregate  amount equal to the excess,  if any,  of (i) the amount  payable on such  Distribution  Date on the REMIC II
Regular Interest  corresponding  to such Class of Certificates  over (ii) the amount payable on such  Class  of  Certificates  on such  Distribution  Date  (such  excess,  a  "Class  IO
Distribution  Amount").  In addition,  pursuant to such  notional  principal  contract,  the holder of the Class SB  Certificates  shall be treated as having  agreed to pay the  related
Basis Risk Shortfall  Carry-Forward  Amounts to the holders of the Certificates  (other than the Class SB  Certificates  and Class R  Certificates)  in accordance with the terms of this
Agreement.  Any payments to the Certificates from amounts deemed received in respect of this notional  principal contract shall not be payments with respect to a "regular interest" in a
REMIC  within  the  meaning  of Code  Section  860G(a)(1).  However,  any  payment  from the
Certificates  (other than the Class SB Certificates  and Class R Certificates) of a Class IO
Distribution  Amount  shall be treated  for tax  purposes  as having  been  received  by the holders of such  Certificates in respect of the REMIC II Regular  Interest  corresponding to such Class of  Certificates  and as having  been paid by such  holders  to the  Supplemental
Interest Trust Account pursuant to the notional principal  contract.  Thus, each Certificate
(other than the Class R Certificates)  shall be treated as  representing  not only ownership of regular  interests in REMIC II, but also  ownership  of an interest  in, and  obligations with respect to, a notional principal contract.

(g)   In  the  event  that  the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the
Supplemental  Interest  Trust,  receives a Swap  Termination  Payment,  and a successor swap counterparty  cannot be obtained,  then such Swap Termination Payment will be deposited into the  Supplemental  Interest Trust Account and the  Supplemental  Interest Trust Trustee,  on
behalf of the Supplemental  Interest Trust, on each subsequent  Distribution Date (until the termination date of the original Swap  Agreement),  will withdraw the amount of any Net Swap
Payment  due to the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest  Trust  (calculated in accordance  with the terms of the original Swap  Agreement), and  administer  such  Net Swap  Payment  in  accordance  with the  order  of  priority  for distribution of Net Swap Payments by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental Interest Trust, as described in Section 4.09(c) hereof.

Section 4.10.     [Reserved].

Section 4.11.     [Reserved].

Section 4.12.     Tax Treatment of Swap Payments and Swap Termination Payments.

(a)   For  federal  income  tax  purposes,  each  holder of a  Class A,  Class M  or Class B
Certificate is deemed to own an undivided  beneficial  ownership interest in a REMIC regular interest and the right to receive payments from the  Supplemental  Interest Trust Account in respect of the related Basis Risk  Shortfall  Carry-Forward  Amount,  and the  obligation to make payments to the Supplemental  Interest Trust Account.  For federal income tax purposes, the Supplemental  Interest Trust Trustee, on behalf of the Supplemental Interest Trust, will account for payments to each  Class A,  Class M and Class B  Certificates  as follows:  each
Class A, Class M and Class B Certificate  will be treated as receiving  their entire payment from REMIC II  (regardless  of any Swap  Termination  Payment or  obligation  under the Swap
Agreement) and subsequently  paying their portion of any Swap Termination Payment in respect of each such Class'  obligation  under the Swap Agreement.  In the event that any such Class is  resecuritized  in a REMIC,  the obligation under the Swap Agreement to pay any such Swap
Termination  Payment  (or any Net Swap  Payment),  will be made by one or more of the  REMIC
Regular  Interests  issued by the  resecuritization  REMIC  subsequent to such REMIC Regular
Interest receiving its full payment from any such Class A,  Class M or Class B  Certificate.
Resecuritization  of any  Class A,  Class M  or  Class B  Certificate  in a  REMIC  will  be permissible only if the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental
Interest Trust, hereunder is the trustee in such  resecuritization.

(b)   The REMIC regular interest corresponding to a Class A,  Class M or Class B Certificate will be entitled to receive interest and principal  payments at the times and in the amounts equal to those made on the certificate to which it corresponds,  except that (i) the maximum interest rate of that REMIC  regular  interest  will equal the  applicable  Net WAC Cap Rate computed for this purpose by limiting the base  calculation  amount of the Swap Agreement to the Stated  Principal  Balance of the Mortgage Loans and (ii) any Swap  Termination  Payment
will be  treated  as being  payable  solely  from  Excess  Cash  Flow.  As a  result  of the foregoing,  the amount of  distributions  and taxable  income on the REMIC regular  interest corresponding to a Class A,  Class M or Class B  Certificate may exceed the actual amount of distributions on the Class A, Class M or Class B Certificate.

ARTICLE V
                                      THE CERTIFICATES

Section 5.01.     The Certificates.

(a)   The  Class A,   Class M,   Class B,   Class SB  and  Class R   Certificates  shall  be
substantially in the forms set forth in Exhibits A, B, C, D and E, respectively,  and shall, on original  issue,  be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor  upon receipt by the
Trustee or one or more Custodians of the documents  specified in Section 2.01.  The Class A,
Class M-1,  Class M-2  and  Class M-3  Certificates  shall be  issuable  in  minimum  dollar denominations  of $100,000 and integral  multiples of $1 in excess  thereof.  The Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9 and Class B  Certificates shall be issuable in minimum dollar  denominations of $250,000 and integral multiples of $1 in excess thereof.  The Class SB  Certificates  shall be issuable in registered,  certificated form in minimum  percentage  interests of 5.00% and integral  multiples of 0.01% in excess  thereof.
Each Class of  Class R  Certificates  shall be issued in  registered,  certificated  form in minimum  percentage  interests of 20.00% and integral  multiples of 0.01% in excess thereof;
provided,  however,  that one  Class R  Certificate  of each Class will be  issuable  to the
REMIC Administrator  as "tax  matters  person"  pursuant  to  Section 10.01(c) in  a minimum denomination  representing a Percentage  Interest of not less than 0.01%.  The  Certificates shall be executed by manual or  facsimile  signature on behalf of an  authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding that  such  individuals  or any of them  have  ceased  to hold  such  offices  prior  to the authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this  Agreement, or be valid for any purpose,  unless there  appears on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate
Registrar  by  manual  signature,  and  such  certificate  upon  any  Certificate  shall  be
conclusive  evidence,   and  the  only  evidence,   that  such  Certificate  has  been  duly
authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)   The Class  A Certificates,  Class M and Class B Certificates shall initially be issued as one or more  Certificates  registered  in the name of the  Depository or its nominee and, except as provided below,  registration of such  Certificates  may not be transferred by the
Trustee  except  to  another  Depository  that  agrees  to hold  such  Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The Certificate  Owners shall hold their  respective  Ownership  Interests in and to each such Class A,  Class M and
Class B  Certificate  through the  book-entry  facilities of the Depository  and,  except as provided  below,  shall not be  entitled  to  Definitive  Certificates  in  respect  of such
Ownership  Interests.  All transfers by  Certificate  Owners of their  respective  Ownership
Interests in the  Book-Entry  Certificates  shall be made in accordance  with the procedures established by the Depository  Participant or brokerage firm  representing  such Certificate
Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests  only in the
Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee,  the  Master Servicer  and the Depositor may for all purposes  (including the making of payments due on the respective Classes of Book-Entry  Certificates) deal  with the Depository as the authorized  representative  of the Certificate  Owners with respect to the respective Classes of Book-Entry  Certificates for the purposes of exercising the rights of  Certificateholders  hereunder.  The rights of  Certificate  Owners  with  respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law and  agreements  between  such  Certificate  Owners  and  the  Depository  Participants  and
brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and directions from,  and votes of, the Depository as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders  and shall give notice to the Depository of such record date.

      In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially  adversely  affected  thereby  may  at its  option  request  a  Definitive
Certificate  evidencing such Certificate Owner's Percentage Interest in the related Class of
Certificates.  In order to make such request,  such Certificate Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with  directions  for the  Trustee to  exchange  or cause the  exchange  of the
Certificate  Owner's  interest in such Class of  Certificates  for an equivalent  Percentage
Interest in fully  registered  definitive  form.  Upon receipt by the Trustee of instruction from the  Depository  directing the Trustee to effect such exchange  (such  instructions  to contain  information  regarding  the Class of  Certificates  and the  Certificate  Principal
Balance  being  exchanged,  the  Depository  Participant  account  to be  debited  with  the
decrease,   the  registered   holder  of  and  delivery   instructions  for  the  Definitive
Certificates and any other information reasonably required by the Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal Balance of the Definitive  Certificates,  (ii) the Trustee
shall execute,  authenticate  and deliver,  in accordance with the registration and delivery
instructions  provided  by  the  Depository,   a  Definitive   Certificate  evidencing  such
Certificate  Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry  Certificate reflecting the reduction in the aggregate  Certificate  Principal Balance of such Class of Certificates by the amount of the
Definitive Certificates.

      If  (i)(A) the  Depositor  advises the Trustee in writing  that the  Depository  is no longer willing or able to properly discharge its  responsibilities as Depository and (B) the
Depositor  is unable to locate a qualified  successor  or (ii) the  Depositor  notifies  the
Depository of its intent to terminate the  book-entry  system and, upon receipt of notice of such intent from the Depository,  the Depository Participants holding beneficial interest in the Book-Entry  Certificates  agree to initiate such  termination,  the Trustee shall notify all Certificate Owners,  through the Depository,  of the occurrence of any such event and of the  availability  of Definitive  Certificates  to Certificate  Owners  requesting the same.
Upon surrender to the Trustee of the Book-Entry Certificates by the Depository,  accompanied by registration  instructions from the Depository for registration of transfer,  the Trustee shall issue the Definitive  Certificates.  Neither the Depositor,  the  Master Servicer  nor
the  Trustee  shall be  liable  for any  actions  taken by the  Depository  or its  nominee, including,  without limitation, any delay in delivery of any instruction required under this section  and may  conclusively  rely  on,  and  shall  be  protected  in  relying  on,  such
instructions.   Upon  the  issuance  of  Definitive   Certificates,   the  Trustee  and  the
Master Servicer   shall   recognize   the  Holders  of  the   Definitive   Certificates   as
Certificateholders hereunder.

(c)   Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in effect  in the  State of New York and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)   The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee,  in accordance with the provisions of Section 8.12,  a Certificate  Register in which,  subject to such  reasonable  regulations as it may  prescribe,  the Trustee shall provide for the  registration of Certificates and of transfers and exchanges of Certificates as herein  provided.  The  Trustee is  initially  appointed  Certificate  Registrar  for the purpose of registering  Certificates  and transfers and exchanges of  Certificates as herein provided.  The  Certificate  Registrar,  or the Trustee,  shall provide the  Master Servicer with a  certified  list of  Certificateholders  as of each  Record Date prior to the related
Determination Date.

(b)   Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose pursuant to Section 8.12 and, in the case of any Class B,  Class SB or Class R  Certificate,  upon  satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver,  in the  name  of the  designated  Transferee  or  Transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)   At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate Percentage Interest, upon surrender of the  Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so  surrendered  for  exchange  the  Trustee  shall  execute  and the
Certificate  Registrar shall  authenticate  and deliver the Certificates of such Class which the  Certificateholder  making the  exchange  is  entitled  to  receive.  Every  Certificate presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be  duly endorsed by, or be accompanied by a written  instrument of transfer in form satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)   No  transfer,  sale,  pledge or other  disposition  of a Class B,  Class SB or Class R
Certificate shall be made unless such transfer,  sale, pledge or other disposition is exempt from  the  registration  requirements  of  the  Securities  Act of  1933,  as  amended  (the
"Securities  Act"),  and any applicable  state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this  Section 5.02(d),  in the event that a transfer  of a Class B,  Class SB or Class R  Certificate  is to be made,  (i) unless  the
Depositor  directs the Trustee  otherwise,  the Trustee shall  require a written  Opinion of
Counsel  addressed  to and  acceptable  to and in form  and  substance  satisfactory  to the
Trustee  and the  Depositor  that  such  transfer  may be  made  pursuant  to an  exemption, describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund,  the Depositor or the Master Servicer,  and (ii) the Trustee
shall require the Transferee to execute a representation  letter,  substantially in the form
of  Exhibit J   hereto,   and  the  Trustee  shall  require  the  transferor  to  execute  a representation  letter,  substantially in the form of Exhibit K  hereto,  each acceptable to and in form and substance  satisfactory  to the Depositor and the Trustee  certifying to the
Depositor and the Trustee the facts surrounding such transfer,  which representation letters
shall  not  be  an  expense  of  the  Trustee,   the   Trust Fund,   the  Depositor  or  the
Master Servicer.  In lieu of the requirements set forth in the preceding sentence, transfers of a  Class B,  Class SB  or  Class R  Certificates  may be made  in  accordance  with  this
Section 5.02(d) if  the  prospective  Transferee of such a Certificate  provides the Trustee and the  Master Servicer  with an investment  letter  substantially in the form of Exhibit O attached  hereto,  which  investment  letter  shall not be an  expense of the  Trustee,  the
Depositor,  or the  Master Servicer,  and which  investment  letter states that, among other things,  such  Transferee  (i) is a "qualified  institutional  buyer" as defined  under Rule
144A, acting for its own account or the accounts of other "qualified  institutional  buyers"
as defined under Rule 144A, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the Securities Act provided by Rule
144A. If any transfer of a Class B  Certificate  that is a Book-Entry  Certificate  is to be made to a transferee in book-entry  form, the  transferor and the transferee  will be deemed to have  made  each of the  respective  certifications  set  forth  in  Exhibit  O as of the transfer  date,  in each case as if such Class B  Certificate  were in  physical  form.  The
Holder of a Class B, Class SB or Class R Certificate desiring to effect any transfer,  sale, pledge or other  disposition  shall,  and does hereby agree to,  indemnify the Trustee,  the
Depositor,  the Master Servicer and the Certificate Registrar against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)   (i)   In  the  case  of any  Class B  Certificate,  Class SB  Certificate  or  Class R
Certificate  presented for  registration  in the name of any Person,  either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance  satisfactory to the  Trustee,  the  Depositor  and the  Master Servicer  to the effect that the purchase and holding of such Class B,  Class SB or Class R  Certificate is permissible  under  applicable law,  will  not  constitute  or  result  in  any  non-exempt  prohibited  transaction  under
Section 406  of  ERISA  or  Section 4975  of  the  Code  (or  comparable  provisions  of any
subsequent   enactments),   and  will  not  subject  the  Trustee,   the  Depositor  or  the
Master Servicer to any obligation or liability  (including  obligations or liabilities under
ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement,  which
Opinion  of  Counsel  shall  not  be an  expense  of  the  Trustee,  the  Depositor  or  the
Master Servicer,  or  (B) the  prospective  Transferee  shall be  required  to  provide  the
Trustee,  the Depositor and the Master Servicer with a certification to the effect set forth in  Exhibit  Q-1 (with  respect to a Class B  Certificate),  Exhibit J  and  Exhibit O (with respect to a Class SB  Certificate) or  in paragraph fifteen of Exhibit I-1 (with respect to a Class R  Certificate),  which  the  Trustee  may rely  upon  without  further  inquiry  or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such  registration is requested  either  (a) is not  an  employee  benefit  plan  or  other  plan  subject  to the prohibited  transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person  (including,  without  limitation,  an insurance  company  investing  its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using
"plan assets," within the meaning of the U.S. Department of Labor regulation  promulgated at
29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each,  a "Plan
Investor") to effect such  acquisition  or (b) in the case of any Class B  Certificate,  the following  conditions are satisfied:  (i) such Transferee is an insurance company,  (ii) the source of funds used to purchase or hold such  Certificate  (or any interest  therein) is an
"insurance  company  general  account" (as defined in U.S.  Department  of Labor  Prohibited
Transaction  Class Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in Sections
I and III of PTCE 95-60 have been  satisfied  (each entity that satisfies this clause (b), a
"Complying Insurance Company").

      (ii)  As of any date prior to the  termination of the Swap  Agreement,  any Transferee of a Class A Certificate  or a Class M  Certificate  will be deemed to have  represented  by virtue of its  purchase  and holding of such  Certificate  (or any  interest  therein)  that either (a) such  Transferee is not a Plan or a Plan Investor or (b) its  acquisition of such
Certificate  and the right to receive  (and its receipt of) payments  from the  Supplemental
Interest  Trust are  eligible  for  exemptive  relief  available  under at least one of PTCE
84-14,  PTCE 90-1,  PTCE  91-38,  PTCE 95-60 or PTCE  96-23 or other  applicable  exemption, including Section 408(b)(17) of ERISA.

      (iii) As of any date after the termination of the Swap Agreement,  any Transferee of a
Class A Certificate or Class M Certificate  will be deemed to have  represented by virtue of its purchase or holding of such  Certificate (or any interest  therein) that either (a) such
Transferee  is not a Plan  or a Plan  Investor,  (b) it has  acquired  and is  holding  such
Certificate  in  reliance  on U.S.  Department  of Labor  Prohibited  Transaction  Exemption
("PTE")  94-29,  59 Fed.  Reg.  14674  (March 29,  1994),  as most  recently  amended by PTE
2002-41,  67  Fed.  Reg.  54487  (August 22,  2002)  (the  "RFC  Exemption"),  and  that  it understands  that there are certain  conditions  to the  availability  of the RFC  Exemption including  that such  Certificate  must be rated,  at the time of  purchase,  not lower than
"BBB-" (or its  equivalent)  by  Standard & Poor's or  Moody's or (c) such  Transferee  is a
Complying Insurance Company.

      (iv)  If any Class A Certificate or Class M Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraphs
(ii) and (iii) above, then the last preceding  Transferee that either (x) is not a Plan or a
Plan Investor,  (y) after the termination of the Swap Agreement,  acquired such  Certificate in  compliance  with the RFC  Exemption  or (z) is a Complying  Insurance  Company  shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as  Certificate
Owner  thereof  retroactive  to the date of such Transfer of such  Certificate.  The Trustee shall be under no liability  to any Person for making any  payments due on such  Certificate to such preceding Transferee.

      (v)   Any  purported  Certificate  Owner whose  acquisition  or holding of any Class A
Certificate  or Class M Certificate  (or any interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer,  any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)   (i)  Each  Person  who  has  or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have irrevocably  authorized the
Trustee or its designee under  clause (iii)(A) below  to deliver  payments to a Person other
than   such   Person   and  to   negotiate   the   terms  of  any   mandatory   sale   under
clause (iii)(B) below  and to execute all instruments of transfer and to do all other things necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any
Ownership  Interest  in a  Class R  Certificate  are  expressly  subject  to  the  following provisions:

(A)   Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
            shall be a Permitted  Transferee  and shall  promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)   In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
            Certificate,  the Trustee shall  require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(I)   an  affidavit  and  agreement  (a  "Transfer  Affidavit  and  Agreement,"  in the form attached hereto as Exhibit I-1) from the proposed Transferee,  in form and
                  substance   satisfactory   to  the   Master Servicer,   representing   and
                  warranting,  among other things, that it is a Permitted  Transferee,  that it is not  acquiring  its  Ownership  Interest in the Class R  Certificate
                  that is the  subject of the  proposed  Transfer  as a nominee,  trustee or agent for any Person who is not a Permitted  Transferee,  that for so long as it retains its  Ownership  Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has  reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(II)  a certificate, in the form attached hereto as Exhibit I-2,  from the Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory to the  Master Servicer,  representing  and  warranting,  among other things, that no purpose of the proposed  Transfer is to impede the  assessment  or collection of tax.

(C)   Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
            Transferee under  clause (B) above,  if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee is not a  Permitted  Transferee,  no  Transfer  of an  Ownership  Interest  in a
            Class R Certificate to such proposed Transferee shall be effected.

(D)   Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
            shall agree (x) to  require a Transfer  Affidavit and  Agreement  from any other
            Person to whom such  Person  attempts to transfer  its  Ownership  Interest in a
            Class R  Certificate  and (y) not to transfer its Ownership  Interest  unless it
            provides  a  certificate  to  the  Trustee  in  the  form  attached   hereto  as
            Exhibit I-2.

(E)   Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
            purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to give  the
            Trustee  written notice that it is a "pass-through  interest  holder" within the
            meaning          of           Temporary           Treasury           Regulations
            Section 1.67-3T(a)(2)(i)(A) immediately  upon acquiring an Ownership Interest in a Class R  Certificate,  if it is, or is  holding  an  Ownership  Interest  in a
            Class R Certificate on behalf of, a "pass-through interest holder."

(ii)  The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form attached  hereto as Exhibit I-2  and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United States
      Persons  and  Disqualified  Organizations  (as  defined in  Section 860E(e)(5) of  the
      Code) are prohibited.

(A)   If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last  preceding  Permitted  Transferee  shall  be  restored,  to the  extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a
            Non-United States  Person shall become a holder of a Class R  Certificate,  then the last  preceding  United States  Person  shall  be  restored,  to the  extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate is disregarded  pursuant to the provisions of
            Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,   then  the  last
            preceding  Permitted  Transferee  shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration  of such  Transfer of such Class R  Certificate.  The Trustee shall be under no  liability  to any  Person for any  registration  of  Transfer  of a
            Class R  Certificate  that is in fact not  permitted by this  Section 5.02(f) or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other  action with  respect to such holder  under the  provisions  of this Agreement.

(B)   If any  purported  Transferee  shall  become  a Holder  of a  Class R  Certificate  in violation of the  restrictions  in this  Section 5.02(f) and  to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of  such  Class R
            Certificate as described in  clause (ii)(A) above  shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right, without notice to the  holder  or any  prior  holder  of such  Class R  Certificate,  to sell such
            Class R  Certificate  to a  purchaser  selected by the  Master Servicer  on such terms  as the  Master Servicer  may  choose.  Such  purported  Transferee  shall promptly  endorse and deliver each Class R  Certificate  in accordance  with the instructions of the  Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the  Master Servicer.  The proceeds of such sale, net
            of  the   commissions   (which   may   include   commissions   payable   to  the
            Master Servicer  or its  Affiliates),  expenses  and taxes due, if any,  will be remitted by the  Master Servicer  to such  purported  Transferee.  The terms and conditions  of any sale under this  clause (iii)(B) shall  be  determined in the sole discretion of the  Master Servicer,  and the  Master Servicer  shall not be liable to any Person having an Ownership Interest in a Class R  Certificate as a result of its exercise of such discretion.

(iii) The  Master Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)   as a result of the Transfer of an Ownership  Interest in a Class R  Certificate to any
            Person who is a Disqualified  Organization,  including the information regarding
            "excess inclusions" of such Class R Certificates  required to be provided to the
            Internal   Revenue   Service  and  certain  Persons  as  described  in  Treasury
            Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)   as a result of any regulated investment company,  real estate investment trust, common
            trust  fund,   partnership,   trust,   estate  or   organization   described  in
            Section 1381  of  the  Code  that  holds  an  Ownership  Interest  in a  Class R
            Certificate  having as among its record  holders at any time any Person who is a
            Disqualified   Organization.   Reasonable   compensation   for  providing   such
            information may be required by the Master Servicer from such Person.

(iv)  The  provisions of this  Section 5.02(f) set  forth prior to this  clause (iv) may  be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

(A)   Written  notification  from each Rating  Agency to the effect  that the  modification, addition to or elimination of such  provisions will not cause such Rating Agency to downgrade its then-current  ratings, if any, of the Class A  Certificates and
            Class M  Certificates  below the lower of the then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)   a certificate of the Master Servicer  stating that the Master Servicer has received an
            Opinion of Counsel, in form and substance  satisfactory to the  Master Servicer, to the effect that such modification,  addition to or absence of such provisions will not cause any  REMIC created  hereunder  to cease to qualify as a REMIC and will not cause (x) any REMIC created  hereunder to be subject to an entity-level tax caused by the  Transfer  of any  Class R  Certificate  to a Person that is a
            Disqualified  Organization  or (y) a  Certificateholder  or another Person to be subject to a REMIC-related  tax caused by the Transfer of a Class R  Certificate to a Person that is not a Permitted Transferee.

(g)   No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any tax or governmental  charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

(h)   All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of the destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee and the Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the  Trustee or the  Certificate
Registrar  that such  Certificate  has been acquired by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor,  Class and  Percentage  Interest  but bearing a number not  contemporaneously outstanding.  Upon the issuance of any new Certificate  under this Section,  the Trustee may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses  (including the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar) connected   therewith.   Any  duplicate
Certificate  issued  pursuant to this  Section shall  constitute  complete and  indefeasible evidence of ownership in the Trust Fund,  as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

      Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor, the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the  Master Servicer,  the Trustee or the  Certificate  Registrar  may treat the
Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of  receiving  distributions  pursuant to  Section 4.02  and for all other  purposes whatsoever,  except as and to the extent  provided in the definition of  "Certificateholder"
and neither the Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar nor
any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

      The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the  Master Servicer  on behalf of the Trustee shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the payments to
Certificateholders  in the amounts and in the manner provided for in Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall cause each
Paying Agent to execute and deliver to the Trustee an  instrument in which such Paying Agent shall  agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall be held  only in  Eligible  Accounts  to the  extent  such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI
                           THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

      The Depositor  and the  Master Servicer  shall each be liable in  accordance  herewith only to the  extent  of the  obligations  specifically  and  respectively  imposed  upon and undertaken by the Depositor and the  Master Servicer  herein. By way of illustration and not limitation,  the  Depositor  is not  liable  for the  servicing  and  administration  of the
Mortgage  Loans,  nor is it obligated by  Section 7.01 or 10.01 to assume any obligations of the  Master Servicer  or to appoint a designee to assume such obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger  or  Consolidation  of  the  Depositor  or  the  Master Servicer;
                  Assignment of Rights and Delegation of Duties by Master Servicer.

(a)   The Depositor and the  Master Servicer  shall each keep in full effect its  existence, rights and  franchises  as a corporation  under the laws of the state of its  incorporation, and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the validity and  enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage
Loans and to perform its respective duties under this Agreement.

(b)   Any  Person  into  which  the  Depositor  or  the  Master Servicer  may be  merged  or consolidated,  or any corporation  resulting from any merger or  consolidation  to which the
Depositor or the Master Servicer  shall be a party, or any Person succeeding to the business of the  Depositor or the  Master Servicer,  shall be the  successor of the  Depositor or the
Master Servicer,  as the case may be,  hereunder,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding;  provided,  however, that the successor or surviving Person to the
Master Servicer  shall be qualified to service  mortgage  loans on behalf of  Fannie Mae  or
Freddie Mac;  and provided further that each Rating Agency's ratings, if any, of the Class A
Certificates  and  Class M  Certificates  in  effect  immediately  prior to such  merger  or consolidation will not be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)   Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the  Master Servicer  may assign its rights and  delegate its duties and  obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a
Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee and the  Depositor,  is willing to service the
Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory to the Depositor and the Trustee, which contains an  assumption  by such Person of the due and punctual  performance  and  observance of each covenant  and  condition  to be  performed  or  observed by the  Master Servicer  under this
Agreement;  provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be  qualified,  reduced or  withdrawn  as a result of such  assignment  and  delegation  (as evidenced  by a letter to such  effect  from each  Rating  Agency).  In the case of any such assignment and delegation,  the Master Servicer shall be released from its obligations under this Agreement,  except that the Master Servicer shall remain liable for all liabilities and obligations  incurred by it as  Master Servicer  hereunder prior to the  satisfaction of the conditions to such  assignment  and  delegation  set forth in the next  preceding  sentence.
This  Section 6.02  shall  not  apply  to  any  sale,  transfer,  pledge  or  assignment  by
Residential Funding of the Call Rights.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

      None  of the  Depositor,  the  Master Servicer  or any  of  the  directors,  officers, employees or agents of the Depositor or the Master Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;
provided,  however, that this provision shall not protect the Depositor, the Master Servicer or any such Person  against any breach of warranties or  representations  made herein or any liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties or by reason  of  reckless  disregard  of obligations  and duties  hereunder.  The Depositor,  the  Master Servicer  and any director, officer,  employee or agent of the Depositor or the  Master Servicer  may rely in good faith on any  document of any kind prima  facie  properly  executed  and  submitted  by any Person respecting  any matters  arising  hereunder.  The  Depositor,  the  Master Servicer  and any director,  officer,  employee  or agent of the  Depositor  or the  Master Servicer  shall be indemnified  by the  Trust Fund  and held  harmless  against any loss,  liability or expense
incurred  in  connection   with  any  legal  action   relating  to  this  Agreement  or  the
Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage
Loan or Mortgage  Loans  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant to this  Agreement) and  any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the Master Servicer  shall be under any obligation to appear in, prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not  incidental to its  respective  duties under this Agreement and which in its opinion may involve  it in any  expense or  liability;  provided,  however,  that the  Depositor  or the
Master Servicer  may in its  discretion  undertake any such action,  proceeding,  hearing or examination  that it may deem  necessary or desirable in respect to this  Agreement  and the rights  and  duties  of the  parties  hereto  and the  interests  of the  Certificateholders hereunder. In such event, the legal expenses and costs of such action,  proceeding,  hearing or  examination  and  any  liability  resulting  therefrom  shall  be  expenses,  costs  and liabilities of the Trust Fund,  and the Depositor and the Master Servicer  shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage Loans on deposit in
the   Custodial   Account  as   provided   by   Section 3.10   and,   on  the   Distribution
Date(s) following  such  reimbursement,  the  aggregate of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled  thereto in the  same  manner  as if such  expenses  and  costs  constituted  a  Prepayment  Interest
Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

      Subject  to  the   provisions   of   Section 6.02,   neither  the  Depositor  nor  the
Master Servicer  shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under applicable  law. Any such  determination  permitting the resignation of the Depositor or the
Master Servicer  shall  be  evidenced  by an  Opinion  of  Counsel  (at the  expense  of the resigning  party) to  such effect  delivered  to the  Trustee.  No such  resignation  by the
Master Servicer  shall become effective until the Trustee or a successor servicer shall have
assumed  the   Master Servicer's   responsibilities   and  obligations  in  accordance  with
Section 7.02.

ARTICLE VII
                                          DEFAULT

Section 7.01.     Events of Default.

      Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by  operation  of law or  pursuant  to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)   the Master Servicer  shall fail to distribute or cause to be distributed to Holders of
      Certificates of any Class any distribution  required to be made under the terms of the
      Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
      Master Servicer  by the  Trustee  or the  Depositor  or to  the  Master Servicer,  the
      Depositor  and the Trustee by the  Holders of  Certificates  of such Class  evidencing
      Percentage Interests aggregating not less than 25%; or

(ii)  the  Master Servicer  shall fail to observe or  perform in any  material  respect  any other of the covenants or agreements on the part of the  Master Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance  Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the  Master Servicer  by the Trustee or the Depositor,  or to
      the  Master Servicer,  the Depositor and the Trustee by the Holders of Certificates of
      any Class  evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)  the  Master Servicer  shall consent to the appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)   the  Master Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
      or

(vi)  the Master Servicer  shall notify the Trustee pursuant to  Section 4.04(b) that  it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default  described  in  clauses (i)-(v) of  this  Section shall  occur, then,  and in each and every such case, so long as such Event of Default shall not have been remedied,  either  the  Depositor  or the  Trustee  shall at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights,  by notice in writing to the
Master Servicer  (and to the Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and obligations of the  Master Servicer  under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights  as a  Certificateholder  hereunder;  provided,  however,  that  a  successor  to the
Master Servicer  is appointed  pursuant to Section 7.02  and such successor  Master Servicer shall have accepted the duties of  Master Servicer  effective  upon the  resignation  of the
Master Servicer.  If an Event of Default  described in  clause (vi) hereof  shall occur, the
Trustee shall, by notice to the  Master Servicer  and the Depositor,  immediately  terminate all of the rights and obligations of the Master Servicer  under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder hereunder  as provided in  Section 4.04(b).  On or after the receipt by the  Master Servicer of  such  written  notice,  all  authority  and  power  of the  Master Servicer  under  this
Agreement,  whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage  Loans or  otherwise,  shall subject to  Section 7.02  pass to and be vested in the
Trustee  or  the  Trustee's  designee  appointed  pursuant  to  Section 7.02;  and,  without limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and  to  do or  accomplish  all  other  acts  or  things  necessary  or appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment  of the Mortgage  Loans and related  documents,  or otherwise.  The  Master Servicer  agrees to  cooperate  with the  Trustee in  effecting  the termination  of the  Master Servicer's  responsibilities  and rights  hereunder,  including, without limitation,  the transfer to the Trustee or its designee for administration by it of all cash  amounts  which  shall at the time be  credited  to the  Custodial  Account  or the
Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such termination  shall release the  Master Servicer  for any liability  that it would  otherwise have  hereunder  for any act or omission  prior to the effective  time of such  termination.
Notwithstanding any termination of the activities of  Residential Funding in its capacity as
Master Servicer  hereunder,  Residential Funding  shall be entitled  to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice terminating  Residential Funding's  rights and obligations as Master Servicer  hereunder and received  after  such  notice,  that  portion to which  Residential Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any  other  amounts  payable  to  Residential Funding  hereunder  the entitlement to which arose prior to the  termination of its activities  hereunder.  Upon the termination of Residential Funding as Master Servicer  hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)   On and after the time the  Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably  withheld) a designee (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the  Master Servicer in its capacity as servicer under this Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall be  subject  to all the responsibilities,  duties and  liabilities  relating  thereto placed on the  Master Servicer
(except for the  responsibilities,  duties and  liabilities  contained in Sections  2.02 and
2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections, and its  obligations to deposit  amounts in respect of losses  incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate
Account  pursuant to  Sections  3.07(c) and  4.01(c) by  the terms and  provisions  hereof);
provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding  Master Servicer's  failure to provide  information  required by  Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer.  As compensation  therefor,  the Trustee as successor  Master Servicer  shall be entitled to all funds relating to the Mortgage Loans which the  Master Servicer  would have been entitled to charge to the  Custodial  Account  or the  Certificate  Account if the  Master Servicer  had
continued  to act  hereunder  and,  in  addition,  shall be  entitled to the income from any
Permitted  Investments  made with amounts  attributable  to the  Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the  Master Servicer in accordance with Section 6.04 or Section 7.01,  then  notwithstanding the above,  the Trustee may, if it shall be  unwilling to so act, or shall,  if it is unable to so  act,  appoint,  or  petition  a court  of  competent  jurisdiction  to  appoint,  any
established  housing  and  home  finance   institution,   which  is  also  a  Fannie Mae  or
Freddie Mac-approved  mortgage  servicing  institution,  having a net worth of not less than
$10,000,000  as the successor to the  Master Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer  hereunder.
Pending  appointment  of a successor to the  Master Servicer  hereunder,  the Trustee  shall become  successor  to the  Master Servicer  and shall act in such  capacity  as  hereinabove provided.  In connection with such  appointment  and  assumption,  the Trustee may make such arrangements  for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however,  that no such compensation  shall be in excess of that permitted the initial Master Servicer  hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action,  consistent with this Agreement, as shall be necessary to effectuate  any such  succession.  The Servicing Fee for any successor
Master Servicer  appointed  pursuant to this  Section 7.02  will be lowered  with respect to those  Mortgage  Loans,  if any, where the  Subservicing  Fee accrues at a rate of less than
0.50%  per annum  in the event that the  successor  Master Servicer  is not  servicing  such
Mortgage Loans directly and it is necessary to raise the related  Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer  with respect to such Mortgage Loans.  The
Master Servicer  shall pay the  reasonable  expenses of the Trustee in  connection  with any servicing transfer hereunder.

(b)   In connection  with the termination or resignation of the  Master Servicer  hereunder, either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor  Master Servicer,  shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects  with the rules and  procedures of MERS in connection  with the  servicing of the Mortgage  Loans that are  registered  with
MERS,  in which case the  predecessor  Master Servicer  shall  cooperate  with the successor
Master Servicer  in causing  MERS to revise its records to reflect the transfer of servicing to the  successor  Master Servicer  as  necessary  under  MERS'  rules and  regulations,  or
(ii) the predecessor  Master Servicer shall cooperate with the successor  Master Servicer in causing  MERS to execute  and  deliver an  assignment  of  Mortgage  in  recordable  form to transfer  the  Mortgage  from MERS to the  Trustee  and to execute  and  deliver  such other notices,  documents  and other  instruments  as may be  necessary  or  desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the MERS(R)System to the successor  Master Servicer.  The predecessor  Master Servicer  shall file or cause to be
filed  any  such  assignment  in  the   appropriate   recording   office.   The  predecessor
Master Servicer  shall bear any and all fees of MERS,  costs of preparing any assignments of
Mortgage,  and fees and costs of filing any  assignments  of  Mortgage  that may be required under this subsection (b).  The Successor  Master Servicer shall cause such assignment to be delivered  to the  Trustee or the  Custodian  promptly  upon  receipt of the  original  with evidence of recording  thereon or a copy certified by the public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)   Upon any such  termination or appointment of a successor to the  Master Servicer,  the
Trustee  shall  give  prompt  written  notice  thereof  to the  Certificateholders  at their respective addresses appearing in the Certificate Register.

(b)   Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each such  Event of  Default hereunder  known to the  Trustee,  unless  such  Event of  Default  shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

      The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a default  or Event of  Default  hereunder  may waive any  default  or Event of  Default;
provided,  however, that (a) a default or Event of Default under clause (i) of  Section 7.01 may be waived only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no  waiver  pursuant  to this  Section 7.04  shall  affect the Holders of
Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver  of a  default  or  Event  of  Default  by the  Holders  representing  the  requisite percentage  of Voting Rights of  Certificates  affected by such default or Event of Default, such  default  or Event of  Default  shall  cease to exist  and shall be deemed to have been remedied for every  purpose  hereunder.  No such waiver shall  extend to any  subsequent  or other  default  or Event of Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII
                                   CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)   The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers vested in it by this Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such investor's own affairs.

(b)   The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  furnished  to the  Trustee  which  are specifically  required to be furnished  pursuant to any provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The
Trustee shall notify the  Certificateholders  of any such documents  which do not materially conform  to the  requirements  of this  Agreement  in the event that the  Trustee,  after so requesting,  does not receive  satisfactorily  corrected documents in a timely fashion.  The
Trustee shall forward or cause to be forwarded in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The  Trustee  shall  furnish  in  a  timely  fashion  to  the  Master Servicer  such information  as the  Master Servicer  may  reasonably  request  from  time to  time  for the
Master Servicer  to  fulfill  its  duties  as set  forth  in  this  Agreement.  The  Trustee covenants  and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of each  REMIC created  hereunder as a REMIC under the  REMIC Provisions
(subject to  Section 10.01(f)) and  to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein),  contribution or other tax on the  Trust Fund  to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are reasonably  within the scope of its duties under this Agreement.

(c)   No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
      Trustee shall be determined  solely by the express  provisions of this Agreement,  the
      Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any
      certificates   or  opinions   furnished  to  the  Trustee  by  the  Depositor  or  the
      Master Servicer  and which on their face, do not contradict the  requirements  of this
      Agreement;

(ii)  The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
      Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
      aggregating  not less than 25% of the  affected  Classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)  The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee) specified  in clauses (i) and  (ii) of  Section 7.01 or an
      Event  of  Default  under   clauses (iii),   (iv) and  (v) of  Section 7.01  unless  a
      Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
      Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written  notice  of such  failure  or event at its  Corporate  Trust  Office  from the
      Master Servicer, the Depositor or any Certificateholder; and

(v)   Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or  otherwise incur any personal financial liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)   The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local taxes  imposed on the  Trust Fund or its assets or  transactions  including, without limitation,  (A) "prohibited  transaction"  penalty taxes as defined in Section 860F of  the  Code,  if,  when  and  as  the  same  shall  be due  and  payable,  (B) any  tax on contributions to a REMIC after the Closing Date imposed by  Section 860G(d) of  the Code and
(C) any tax on "net income from foreclosure property" as defined in  Section 860G(c) of  the
Code,  but only if such  taxes  arise  out of a breach  by the  Trustee  of its  obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 8.01:

(i)   The Trustee may rely and shall be protected in acting or  refraining  from acting upon
      any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
      certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  The  Trustee  may consult  with  counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee or Supplemental  Interest Trust Trustee, as applicable,  shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order  or  direction  of  any  of the  Certificateholders,  pursuant  to the provisions of this  Agreement or the Swap  Agreement,  unless such  Certificateholders shall have offered to the Trustee reasonable  security or indemnity against the costs, expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the  circumstances in the conduct of such investor's own affairs;

(iv)  The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)   Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
      Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing to do so by the Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the  Master Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)  The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
      Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R  Certificate hereby  irrevocably  appoints and authorizes the
      Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf  of the  Trust Fund.  The  Trustee  shall  sign on behalf of the
      Trust Fund  and  deliver to the  Master Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the  Master Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the  Master Servicer  shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)   Following  the  issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the Trustee shall not accept any  contribution  of assets to the  Trust Fund unless  subject  to  Section 10.01(f)) it  shall have  obtained  or been  furnished  with an
Opinion  of  Counsel  to  the  effect  that  such   contribution   will  not  (i) cause  any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding  or  (ii) cause  the  Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited  transactions"
imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals  contained  herein and in the  Certificates  (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the statements of the Depositor or the  Master Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The  Trustee  makes  no
representations  as to the validity or sufficiency of this Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly executed and authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)
System.  Except as otherwise  provided herein,  the Trustee shall not be accountable for the use or application by the Depositor or the  Master Servicer of any of the Certificates or of
the proceeds of such  Certificates,  or for the use or  application of any funds paid to the
Depositor  or the  Master Servicer  in  respect of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the Depositor or the
Master Servicer.

Section 8.04.     Trustee May Own Certificates.

      The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)   The  Master Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the Trustee and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not be  limited  by any  provision  of  law  in  regard  to the compensation of a trustee of an express  trust) for all services rendered by each of them in the execution of the trusts  hereby  created and in the exercise and  performance  of any of the powers and duties hereunder of the Trustee and any co-trustee,  and the  Master Servicer shall pay or  reimburse  the  Trustee and any  co-trustee  upon  request for all  reasonable expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with  any  of  the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its  counsel  and of all persons not regularly  in its employ,  and the  expenses  incurred by the Trustee or any  co-trustee  in connection with the appointment of an office or agency pursuant to Section 8.12) except  any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)   The  Master Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense incurred  without  negligence or willful misconduct  on its  part,  arising  out  of,  or in  connection  with,  the  acceptance  and administration of the Trust Fund,  including its obligation to execute the DTC Letter in its
individual  capacity,   the  costs  and  expenses  (including   reasonable  legal  fees  and
expenses) of  defending  itself  against  any  claim  in  connection  with the  exercise  or performance  of any of its powers or duties under this  Agreement,  and the  Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless  against,  any loss,  liability or expense arising out of, or in connection  with, the provisions set forth in the second  paragraph  of  Section 2.01(a) hereof,  including,  without  limitation,  all
costs,   liabilities  and  expenses  (including   reasonable  legal  fees  and  expenses) of
investigating  and defending  itself  against any claim,  action or  proceeding,  pending or threatened, relating to the provisions of such paragraph, provided that:

(i)   with  respect to any such  claim,  the  Trustee  shall have given the  Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)  while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of  the  Master Servicer  which  consent  shall  not  be  unreasonably withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b) of  the  Master Servicer  to  indemnify  the  Trustee  under the conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing,  the indemnification  provided by the  Master Servicer  in this  Section 8.05(b) shall  not pertain to any loss,  liability  or expense of the  Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred  in  connection  with any actions  taken by the Trustee at the direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

      The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal office in a state and city acceptable to the
Depositor  and  organized  and  doing   business  under  the  laws  of  such  state  or  the
United States  of America,  authorized  under such laws to exercise  corporate trust powers, having a combined capital and surplus of at least  $50,000,000 and subject to supervision or examination  by  federal  or  state  authority.  If such  corporation  or  national  banking association  publishes  reports of  condition at least  annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this Section the  combined capital and surplus of such corporation shall be deemed to be its combined  capital  and  surplus  as set  forth in its most  recent  report of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)   The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice  thereof to the Depositor and the  Master Servicer.  Upon receiving such notice of  resignation,  the Depositor  shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee  shall have been so  appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation  then the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)   If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions of Section 8.06  and shall fail to resign after written  request  therefor by the
Depositor,  or if at any time the Trustee  shall  become  incapable  of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any  public  officer  shall take  charge or control of the  Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Depositor may remove the Trustee and appoint a successor trustee by written  instrument, in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition,  in the event that the Depositor  determines
that  the  Trustee  has  failed   (i) to   distribute   or  cause  to  be   distributed   to
Certificateholders any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent  (other than the  Master Servicer  or the  Depositor) for distribution  or (ii) to  otherwise  observe or perform in any  material  respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue unremedied for a  period  of 5 days  (in  respect  of  clause (i) above) or  30  days  (in  respect  of clause (ii) above  other than any failure to comply with the provisions of  Article XII,  in which case no notice or grace period shall be  applicable) after  the date on which  written notice of such failure,  requiring  that the same be remedied,  shall have been given to the
Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor trustee  by  written  instrument  delivered  as  provided  in  the  preceding  sentence.  In connection with the appointment of a successor  trustee pursuant to the preceding  sentence, the Depositor shall, on or before the date on which any such appointment  becomes effective, obtain  from each  Rating  Agency  written  confirmation  that the  appointment  of any such successor  trustee  will not  result in the  reduction  of the  ratings  on any Class of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)   The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any time  remove  the  Trustee  and  appoint  a  successor  trustee  by  written  instrument  or instruments,  in  triplicate,  signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)   Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall  become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)   Any  successor  trustee  appointed  as provided in this  Section 8.08  shall  execute, acknowledge  and  deliver to the  Depositor  and to its  predecessor  trustee an  instrument accepting  such  appointment  hereunder,  and  thereupon the  resignation  or removal of the predecessor  trustee  shall  become  effective  and  such  successor  trustee  shall  become effective and such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor hereunder,  with the like effect as if originally  named as trustee herein.  The predecessor trustee shall deliver to the successor  trustee all Mortgage Files and related documents and statements  held by it  hereunder  (other  than any  Mortgage  Files  at the time  held by a
Custodian,  which  shall  become  the agent of any  successor  trustee  hereunder),  and the
Depositor,  the  Master Servicer  and the predecessor trustee shall execute and deliver such instruments  and do such  other  things as may  reasonably  be  required  for more fully and certainly  vesting and confirming in the successor trustee all such rights,  powers,  duties and obligations.

(b)   No successor  trustee  shall  accept  appointment  as provided in this  Section unless
(a) at the time of such  acceptance  such  successor  trustee  shall be  eligible  under the provisions of  Section 8.06  and (b) such  appointment  of such  successor  trustee will not result  in the  reduction  of the  ratings  on any  class  of  the  Certificates  below  the then-current ratings on such Certificates,  as evidenced by a letter from each Rating Agency to such effect.

(c)   Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of  appointment  by the successor trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national  banking  association into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation or national  banking association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national  banking  association  succeeding to the business of the Trustee,  shall be the  successor of the Trustee  hereunder,  provided  such corporation  or national  banking  association  shall be eligible  under the  provisions  of
Section 8.06,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)   Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located,  the  Master Servicer  and the Trustee  acting jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as co-trustee or  co-trustees,  jointly with the  Trustee,  or  separate  trustee  or  separate  trustees,  of  all or  any  part  of the
Trust Fund,  and to vest in such  Person or  Persons,  in such  capacity,  such title to the
Trust Fund,  or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the  Master Servicer  shall not have joined in such appointment  within 15 days  after the  receipt  by it of a request  so to do, or in case an
Event of Default  shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be required  to meet  the  terms of  eligibility  as a  successor  trustee  under  Section 8.06 hereunder and no notice to Holders of Certificates  of the  appointment of  co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)   In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10  all rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee,  and such separate trustee or co-trustee jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be performed  (whether as Trustee hereunder  or  as  successor  to  the  Master Servicer  hereunder),  the  Trustee  shall  be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the holding of title to the  Trust Fund  or any portion thereof in any such  jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)   Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them. Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this  Agreement, specifically  including  every  provision  of this  Agreement  relating  to the  conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)   Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and authority,  to the extent not prohibited by law,  to do any lawful act under or in  respect of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

      The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the direction of the  Master Servicer  and the Depositor,  appoint custodians who are not
Affiliates  of the  Depositor  or the  Master Servicer  to  hold  all  or a  portion  of the
Custodial  Files as agent for the  Trustee,  by  entering  into a Custodial  Agreement.  The
Trustee is hereby  directed to enter into a Custodial  Agreement with Wells Fargo Bank, N.A.
Subject to  Article VIII,  the  Trustee  agrees to comply  with the terms of each  Custodial
Agreement  with  respect  to the  Custodial  Files and to enforce  the terms and  provisions thereof  against  the related  custodian  for the  benefit of the  Certificateholders.  Each custodian  shall be a  depository  institution  subject to  supervision  by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each
Custodial  Agreement with respect to the Custodial  Files may be amended only as provided in
Section 11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any custodian  (other than the  custodian  appointed  as of the Closing  Date) pursuant  to this
Section 8.11.

Section 8.12.     Appointment of Office or Agency.

      The  Trustee  will  maintain  an office or agency in the City of St.  Paul,  Minnesota where  Certificates  may be  surrendered  for  registration  of  transfer or  exchange.  The
Trustee  initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  will  maintain an office at the address stated in  Section 11.05(c) hereof  where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

      The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC Letter on behalf of the  Trust Fund  and in its  individual  capacity  as agent thereunder.

Section 8.14.     Swap Agreement.

      The  Supplemental  Interest  Trust Trustee is hereby  authorized  and directed to, and agrees that it shall,  enter into the Swap Agreement on behalf of the Supplemental  Interest
Trust.

ARTICLE IX
                                        TERMINATION

Section 9.01.     Termination  Upon Purchase by  Residential Funding  or Liquidation of All
                  Mortgage Loans.

(a)   Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,   the   Master Servicer  and  the  Trustee  created  hereby  in  respect  of  the
Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter set  forth) shall  terminate upon the last action required to be  taken  by the  Trustee  on the  Final  Distribution  Date  pursuant  to this  Article IX following the earlier of:

(i)   the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of  the last Mortgage Loan remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
      Loan, or

(ii)  the purchase by the  Master Servicer  or its  designee of all  Mortgage  Loans and all property  acquired in respect of any Mortgage Loan remaining in the  Trust Fund,  at a price  equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or, if less  than  such  unpaid  principal  balance,  the fair  market  value of the  related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance) (net  of  unreimbursed  Advances  attributable  to  principal) on  the day of repurchase,  plus unpaid  accrued  interest  thereon at the Mortgage Rate (or Modified
      Net Mortgage  Rate in the case of any  Modified  Mortgage  Loan) from  the Due Date to which interest was last paid by the Mortgagor to, but not including,  the first day of the month in which such  repurchase  price is  distributed  plus any Swap  Termination
      Payment payable to the Swap  Counterparty then remaining unpaid or which is due to the exercise of such option  plus the amount of any  accrued  and unpaid  Servicing  Fees, unreimbursed  advances and Servicing  Advances,  in each case through the date of such option;  provided,  however,  that in no event shall the trust created hereby continue beyond the earlier of (i) the  Maturity  Date or (ii) the  expiration of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United States to the Court of St. James,  living on the date hereof;
      and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid disqualification of any
      REMIC created  hereunder as a REMIC. The purchase price paid by the Master Servicer or its  designee  shall also  include  any  amounts  owed by the  Master Servicer  or its designee  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect  of any  liability,  penalty  or expense  that  resulted  from a breach of the representation  and warranty set forth in  clause (bb) of  such  Section,  that remain unpaid on the date of such purchase.

      The right of the  Master Servicer  or its  designee to purchase  all the assets of the
Trust Fund  relating to the Mortgage  Loans,  pursuant to  clause (ii) above  is conditioned upon the date of such  purchase  occurring on or after the  Optional  Termination  Date.  If such right is exercised by the Master Servicer or its designee,  the  Master Servicer  shall be entitled to reimbursement  for the full amount of any unreimbursed  Advances  theretofore made by it with respect to the Mortgage  Loans being  purchased,  pursuant to  Section 3.10.
In addition,  the Master Servicer shall provide to the Trustee the certification required by
Section 3.15  and the Trustee and the Custodian  shall,  promptly  following  payment of the purchase  price,  release  to  the  Master Servicer  or its  designee  the  Custodial  Files pertaining to the Mortgage Loans being purchased.

      In addition,  on any Distribution Date on or after the Optional  Termination Date, the
Master Servicer  or its designee shall have the right, at its option or at the option of its designee,  respectively, to purchase all of the Certificates in whole, but not in part, at a price equal to the aggregate outstanding  Certificate Principal Balance of the Certificates,
plus one month's Accrued  Certificate  Interest on the  Certificates,  any previously unpaid
Accrued  Certificate  Interest,  and any unpaid Prepayment  Interest  Shortfalls  previously allocated thereto.

(b)   The Master Servicer  shall give the Trustee not less than 40 days' prior notice of the
Distribution Date on which the Master Servicer  anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the exercise by the  Master Servicer or its  designee  of its right to  purchase  the  assets of the  Trust Fund  or  otherwise).
Notice of any termination,  specifying the anticipated Final  Distribution Date (which shall be a date that would  otherwise be a Distribution  Date) upon  which the  Certificateholders may surrender their  Certificates to the Trustee for payment of the final  distribution  and cancellation,  shall be given promptly by the Master Servicer (if the Master Servicer or its
designee  is  exercising  its right to  purchase  the assets of the  Trust Fund),  or by the
Trustee (in any other  case) by  letter to  Certificateholders  mailed not earlier  than the
15th day and not  later  than the 25th day of the  month  next  preceding  the month of such final distribution specifying:

(i)   the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated,

(ii)  the amount of any such final payment, if known, and

(iii) that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
      applicable,  and that payment will be made only upon presentation and surrender of the
      Certificates at the office or agency of the Trustee therein specified.

      If  the   Master Servicer   or  the   Trustee   is   obligated   to  give   notice  to
Certificateholders  as aforesaid,  it shall give such notice to the Certificate Registrar at the time such  notice is given to  Certificateholders.  In the event such notice is given by the  Master Servicer,  the  Master Servicer  or its designee  shall deposit in the Custodial
Account before the Final  Distribution  Date in immediately  available funds an amount equal to the  purchase  price for the assets of the  Trust Fund  computed as above  provided.  The
Master Servicer  shall  provide to the  Trustee  written  notification  of any change to the anticipated  Final  Distribution  Date as  soon as  practicable.  If the  Trust Fund  is not terminated on the anticipated  Final  Distribution  Date, for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)   Upon  presentation and surrender of the Class A  Certificates,  Class M  Certificates,
Class B  Certificates  and Class SB  Certificates  by the  Certificateholders  thereof,  the
Trustee and the  Supplemental  Interest Trust Trustee,  as applicable,  shall  distribute to such  Certificateholders  (A) the amount otherwise  distributable on such Distribution Date, if not in connection  with the  Master Servicer's  election to repurchase the Mortgage Loans or the outstanding Class A  Certificates,  Class M  Certificates,  Class B  Certificates and
Class SB Certificates,  or (B) if the Master Servicer  elected to so repurchase the Mortgage
Loans or the outstanding Class A Certificates,  Class M  Certificates,  Class B Certificates
and Class SB Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:

(i)   first,  payment of any accrued and unpaid  Servicing Fees,  unreimbursed  advances and
      Servicing   Advances,   in  each  case  through  the  date  of  such  option,  to  the
      Master Servicer

(ii)  second,  with  respect  to the  Class A  Certificates,  pari  passu,  the  outstanding
      Certificate  Principal Balance thereof,  plus Accrued Certificate Interest thereon for the related  Interest  Accrual  Period and any previously  unpaid Accrued  Certificate
      Interest,

(iii) third,  with  respect  to the  Class M-1  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iv)  fourth,  with  respect to the  Class M-2  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(v)   fifth,  with  respect  to the  Class M-3  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(vi)  sixth,  with  respect  to the  Class M-4  Certificates,  the  outstanding  Certificate
      Principal Balance thereof, plus Accrued Certificate Interest,

(vii) seventh,  with respect to the  Class M-5  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(viii)      eighth, with respect to the Class M-6 Certificates,  the outstanding Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(ix)  ninth,  with  respect  to the  Class M-7  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(x)   tenth,  with  respect  to the  Class M-8  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xi)  eleventh,  with respect to the Class M-9  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xii) twelfth,  with  respect  to the  Class B  Certificates,  the  outstanding  Certificate
      Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
      Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(xiii)      thirteenth, to the Class A Certificates and Class M Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto for such Distribution Date or remaining  unpaid from prior  Distribution  Dates and accrued  interest thereon at the applicable  Pass-Through  Rate,  on a  pro rata  basis  based on  Prepayment  Interest
      Shortfalls  allocated  thereto for such  Distribution  Date or  remaining  unpaid from prior Distribution Dates,

(xiv) fourteenth,  to the  Swap Counterparty  (without duplication of amounts payable to the
      Swap Counterparty on such date in accordance with  Section 4.02) any  Swap Termination
      Payment payable to the Swap Counterparty  then remaining unpaid or which is due to the exercise of any early termination of the Trust Fund pursuant to this Section 9.01, and

(xv)  fifteenth, to the Class SB Certificates.

(d)   In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Trustee shall on  such  date  cause  all  funds  in the  Certificate  Account  not  distributed  in  final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining
Certificateholders  by depositing such funds in a separate escrow account for the benefit of such  Certificateholders,  and the  Master Servicer  (if the Master Servicer or its designee exercised  its  right  to  purchase  the  Mortgage  Loans),  or the  Trustee  (in any  other case) shall  give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for  cancellation  and  receive  the final  distribution  with  respect thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate  steps as directed by the
Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their
Certificates.  The costs and expenses of  maintaining  the Escrow  Account and of contacting
Certificateholders  shall be paid out of the assets which remain in the Escrow  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for cancellation,  the Trustee shall pay to the Master Servicer all amounts distributable to the  holders  thereof and the  Master Servicer  shall  thereafter  hold such  amounts  until
distributed   to  such   holders.   No   interest   shall   accrue  or  be  payable  to  any
Certificateholder  on any amount held in the Escrow Account or by the  Master Servicer  as a result  of such  Certificateholder's  failure  to  surrender  its  Certificate(s) for  final payment thereof in accordance with this Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)   All  rights of the  Master Servicer  or its  designee  to  purchase  the assets of the
Trust Fund,   or  to  purchase   specified   classes  of  Certificates,   as  set  forth  in
Section 9.01(a) are  referred to in this  Agreement  as the "Call  Rights".  Notwithstanding any other provision of this Agreement,  the  Master Servicer  or its designee shall have the right to sell,  transfer,  pledge or  otherwise  assign  the Call  Rights at any time to any
Person.  Upon written notice by the  Master Servicer  or its designee to the Trustee and the
Master Servicer  of any such assignment of the Call Rights to any assignee,  the Trustee and the Master Servicer  shall be obligated to recognize such assignee as the holder of the Call
Rights.  Such entity, if not the  Master Servicer or its designee or an affiliate,  shall be deemed to represent,  at the time of such sale, transfer,  pledge or other assignment,  that one of the  following  will be, and at the time the Call  Right is  exercised  is,  true and correct:  (i) the  exercise of such Call Right shall not result in a  non-exempt  prohibited transaction  under  Section 406 of ERISA or Section 4975 of the Code (including by reason of
U.S. Department of Labor ("DOL") Prohibited  Transaction Class Exemption ("PTCE") 75-1 (Part
I), 84-14,  90-1, 91-38, 95-60 or 96-23 or other applicable  exemption) or  (ii) such entity is (A) not a party in interest under  Section 3(14) of  ERISA or a disqualified person under
Section 4975(e)(2) of  the Code  with  respect  to any  employee  benefit  plan  subject  to
Section 3(3) of  ERISA or any plan  subject  to  Section 4975  of the  Code  (other  than an employee  benefit  plan or plan  sponsored or  maintained  by the entity,  provided  that no assets of such  employee  benefit  plan or plan are invested or deemed to be invested in the
Certificates)   and  (B) not a  "benefit  plan  investor"  as  described  in DOL  regulation
Section 2510.3-101(f)(2)  and as modified by Section 3(42) of ERISA. If any such assignee of the Call Right is unable to exercise  such Call Right by reason of the  preceding  sentence, then the Call Right shall revert to the  immediately  preceding  assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements.

(a)   Each of REMIC I and REMIC II as the case may be,  shall be  terminated  in  accordance with the following additional requirements,  unless the Trustee and the Master Servicer have received  an  Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the
Trustee) to the effect that the failure of any REMIC created  hereunder, as the case may be, to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F  of the Code, or  (ii) cause  any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)   The  Master Servicer  shall establish a 90-day  liquidation period for each of REMIC I and REMIC II,  and specify the first day of such period in a statement attached to the
      Trust Fund's final Tax Return pursuant to Treasury regulations  Section 1.860F-1.  The
      Master Servicer also shall satisfy all of the requirements of a qualified  liquidation for each of REMIC I and REMIC II under  Section 860F  of the Code and the  regulations thereunder;

(ii)  The  Master Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
      Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the  Master Servicer  is  exercising  its  right  to  purchase  the  assets  of the
      Trust Fund,  the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final  Distribution  Date,  purchase all of the assets of the  Trust Fund for cash.

(b)   Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the  Master Servicer  as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the  Trust Fund in accordance  with the terms and conditions of this Agreement.

ARTICLE X
                                      REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)   The  REMIC Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary,  under applicable state law. Such election will be made on Form 1066 or other appropriate  federal tax or information return (including Form
8811) or  any  appropriate  state  return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The REMIC I Regular  Interests shall be designated as the "regular interests" and the Class R-I  Certificates shall be designated as the sole class of "residual  interests" in REMIC I.  The REMIC II Regular Interests shall be designated as the "regular  interests" and the Class R-II  Certificates  shall be designated as the sole class of "residual  interests"  in  REMIC II.  The  REMIC Administrator  and the
Trustee  shall  not  permit  the  creation  of  any  "interests"   (within  the  meaning  of
Section 860G of the Code) in REMIC I and REMIC II other than the REMIC I Regular  Interests, the REMIC II Regular Interests and the Certificates.

(b)   The Closing Date is hereby  designated  as the "startup  day" of each of  REMIC within the meaning of Section 860G(a)(9) of the Code.

(c)   The REMIC Administrator  shall hold a Class R Certificate in each REMIC representing a
0.01% Percentage Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax  matters  person"  with  respect to each of REMIC I  and  REMIC II in the manner
provided   under   Treasury   regulations   Section 1.860F-4(d) and   Treasury   regulations
Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each of  REMIC I  and  REMIC II  in  relation  to any tax  matter  or  controversy involving  the  Trust Fund  and  (ii) represent  the  Trust Fund  in any  administrative  or judicial  proceeding  relating  to an  examination  or  audit  by  any  governmental  taxing authority with respect thereto. The legal expenses,  including without limitation attorneys'
or  accountants'  fees,  and  costs  of any  such  proceeding  and any  liability  resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator  shall be entitled to  reimbursement  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by Section 3.10  unless such legal expenses and costs are incurred  by reason of the  REMIC Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the  REMIC Administrator is no longer the Master Servicer  hereunder, at its option the  REMIC Administrator  may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor  Master Servicer hereunder for so acting as the REMIC Administrator.

(d)   The  REMIC Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely  manner to the Trustee and the Trustee shall sign and file such
Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne by
the    REMIC Administrator    without   any   right   of   reimbursement    therefor.    The
REMIC Administrator  agrees to indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain  errors or omissions.  The Trustee and Master Servicer  shall promptly provide the  REMIC Administrator with such  information  as the  REMIC Administrator  may from time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)   The  REMIC Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such information or reports as are required  by the  Code or the  REMIC Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and market  discount or premium  (using the  Prepayment
Assumption) and  (iii) to  the  Internal  Revenue  Service  the  name,  title,  address  and telephone number of the person who will serve as the  representative  of each  REMIC created hereunder.

(f)   The  Master Servicer  and the  REMIC Administrator  shall take such  actions and shall cause  each  REMIC created  hereunder  to take such  actions  as are  reasonably  within the
Master Servicer's  or the  REMIC Administrator's  control  and the scope of its duties  more specifically  set forth  herein as shall be  necessary  or  desirable to maintain the status
thereof  as  a  REMIC under  the   REMIC Provisions   (and  the  Trustee  shall  assist  the
Master Servicer  and the  REMIC Administrator,  to the extent  reasonably  requested  by the
Master Servicer  and the  REMIC Administrator  to do so). In performing their duties as more specifically set forth herein, the  Master Servicer  and the  REMIC Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to  cause  to be  taken) any  action  reasonably  within  their  respective control  and the  scope of  duties  more  specifically  set forth  herein,  that,  under the
REMIC Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of any  REMIC created  hereunder as a REMIC or  (ii) result  in the imposition of a tax upon
any  REMIC created   hereunder   (including  but  not  limited  to  the  tax  on  prohibited
transactions  as  defined  in   Section 860F(a)(2) of   the  Code  (except  as  provided  in
Section 2.04) and  the tax on contributions to a REMIC set forth in  Section 860G(d) of  the
Code) (either  such event,  in the  absence of an Opinion of Counsel or the  indemnification referred to in this sentence,  an "Adverse  REMIC Event") unless  the Master Servicer or the
REMIC Administrator,  as  applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the
Master Servicer  or the  REMIC Administrator,  as  applicable,  determines  that taking such action is in the best interest of the Trust Fund and the Certificateholders,  at the expense
of  the  Trust Fund,   but  in  no  event  at  the  expense  of  the  Master Servicer,   the
REMIC Administrator  or the  Trustee) to the effect that the  contemplated  action will not, with  respect to the  Trust Fund  created  hereunder,  endanger  such status or,  unless the
Master Servicer  or the  REMIC Administrator  or both,  as  applicable,  determine in its or their sole  discretion to indemnify  the  Trust Fund  against the  imposition of such a tax, result in the imposition of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken  because the timing of such action might result in the  imposition of a tax on the  Trust Fund,  or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the  Trust Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such  action  have been  satisfied.  The  Trustee  shall not take or fail to take any action
(whether   or  not   authorized   hereunder) as   to  which  the   Master Servicer   or  the
REMIC Administrator,  as  applicable,  has  advised it in writing  that it has  received  an
Opinion of Counsel to the effect that an Adverse  REMIC Event  could  occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the  Trust Fund  or its  assets,  or causing the  Trust Fund  to take any action, which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee  shall consult  with  the  Master Servicer  or  the  REMIC Administrator,  as  applicable,  or  its designee,  in  writing,  with  respect  to  whether  such  action  could  cause  an  Adverse
REMIC Event  to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the  Trust Fund to take any such action as to which the  Master Servicer  or the  REMIC Administrator,  as  applicable,  has  advised  it  in  writing  that  an  Adverse
REMIC Event could occur. The Master Servicer or the REMIC Administrator,  as applicable, may consult  with counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this  Agreement,  but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code,  the  Master Servicer  or the  REMIC Administrator,  as applicable, will to the extent  within its  control and the scope of its duties  more  specifically  set forth  herein,  maintain  substantially  all  of  the  assets  of  the  REMIC as  "qualified mortgages"  as defined in  Section 860G(a)(3) of  the Code and  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(g)   In  the  event  that  any  tax  is  imposed  on  "prohibited   transactions"   of  any
REMIC created  hereunder as defined in  Section 860F(a)(2) of  the Code, on "net income from foreclosure  property"  of any  REMIC as  defined  in  Section 860G(c) of  the Code,  on any contributions  to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d) of the Code,  or any other tax  imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged  (i) to the  Master Servicer,  if such tax arises out of or results from a breach by the  Master Servicer  in its role as  Master Servicer  or
REMIC Administrator  of any of its obligations  under this Agreement or the  Master Servicer has in its sole discretion  determined to indemnify the Trust Fund against such tax, (ii) to the  Trustee,  if such tax arises out of or results  from a breach by the  Trustee of any of its obligations under this Article X,  or (iii) otherwise  against amounts on deposit in the
Custodial  Account as provided by  Section 3.10  and on the  Distribution  Date(s) following such  reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the
Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)   The Trustee and the Master Servicer  shall, for federal income tax purposes,  maintain books and records with respect to each  REMIC on a calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)   Following the Startup Date, neither the  Master Servicer  nor the Trustee shall accept
any  contributions  of  assets  to  any  REMIC unless   (subject  to   Section 10.01(f)) the
Master Servicer  and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution) to  the effect that the  inclusion of such assets in any  REMIC will  not cause any  REMIC created  hereunder  to fail to  qualify as a
REMIC at any time that any  Certificates  are  outstanding  or subject any such REMIC to any tax under the  REMIC Provisions or other applicable  provisions of federal,  state and local law or ordinances.

(j)   Neither the Master Servicer nor the Trustee shall (subject to  Section 10.01(f)) enter into any  arrangement  by which  any  REMIC created  hereunder  will  receive a fee or other compensation for services nor permit any REMIC created  hereunder to receive any income from assets other than  "qualified  mortgages"  as defined in  Section 860G(a)(3) of  the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)   Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury  Regulations,
the "latest possible  maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is the  Distribution  Date in November 2036, which is the  Distribution  Date in the month  following the last  scheduled  payment on any Mortgage
Loan.

(l)   Within 30 days after the Closing Date, the REMIC Administrator  shall prepare and file with the Internal  Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage
Investment  Conduits  (REMIC) and  Issuers  of  Collateralized  Debt  Obligations"  for  the
Trust Fund.

(m)   Neither the Trustee nor the  Master Servicer  shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the  default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by any REMIC pursuant to Article IX of this Agreement or (ii) a purchase of Mortgage Loans pursuant to Article II or III of this  Agreement) or  acquire any assets for any REMIC or sell or dispose of any  investments in the Custodial  Account or the
Certificate  Account for gain, or accept any  contributions  to any  REMIC after the Closing
Date unless it has received an Opinion of Counsel that such sale, disposition,  substitution or acquisition will not (a) affect adversely the status of any REMIC created  hereunder as a
REMIC or  (b) unless the  Master Servicer has determined in its sole discretion to indemnify the  Trust Fund  against  such tax,  cause any  REMIC to be subject to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)   The   Trustee   agrees   to   indemnify   the   Trust Fund,    the   Depositor,    the
REMIC Administrator  and the  Master Servicer  for any taxes and  costs  including,  without limitation,  any reasonable  attorneys' fees imposed on or incurred by the  Trust Fund,  the
Depositor or the  Master Servicer,  as a result of a breach of the  Trustee's  covenants set forth in  Article VIII  or this  Article X.  In the  event  that  Residential Funding  is no longer the Master Servicer,  the Trustee shall indemnify  Residential Funding  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys'  fees imposed on or incurred  by  Residential Funding  as a result of a breach of the  Trustee's  covenants  set forth in Article VIII or this Article X.

(b)   The  REMIC Administrator  agrees to  indemnify  the  Trust Fund,  the  Depositor,  the
Master Servicer and the Trustee for any taxes and costs (including,  without limitation, any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the Depositor,  the
Master Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC Administrator's covenants set forth in this Article X with respect to compliance with the  REMIC Provisions, including  without  limitation,  any penalties  arising from the Trustee's  execution of Tax
Returns  prepared by the  REMIC Administrator  that contain  errors or omissions;  provided, however,  that such  liability  will not be imposed to the extent such breach is a result of
an  error  or  omission  in  information   provided  to  the   REMIC Administrator   by  the
Master Servicer in which case Section 10.02(c) will apply.

(c)   The  Master Servicer   agrees  to  indemnify  the  Trust Fund,   the  Depositor,   the
REMIC Administrator and the Trustee for any taxes and costs (including,  without limitation, any reasonable  attorneys'  fees) imposed  on or incurred by the Trust Fund,  the Depositor, the  REMIC Administrator  or the Trustee,  as a result of a breach of the  Master Servicer's covenants set forth in this Article X or in Article III  with respect to compliance with the
REMIC Provisions,  including  without  limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                                  MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)   This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master Servicer  and  the  Trustee,  without  the  consent  of  any  of the
Certificateholders  (but with the consent of the Swap Counterparty if such amendment is with respect to Section 4.09, Section 4.02(c)(xxi) or Section 11.10):

(i)   to cure any ambiguity,

(ii)  to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the  Trust Fund  pursuant  to the Code that would be a claim  against the  Trust Fund,  provided  that the Trustee has received an
      Opinion of Counsel to the effect that  (A) such  action is  necessary  or desirable to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such  action will not  adversely  affect in any material  respect the interests of any Certificateholder,

(iv)  to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
      Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the  Certificate Account Deposit Date shall in no event be later than the related  Distribution Date,  (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and  (C) such  change  shall not result in a reduction  of the rating assigned to any Class of Certificates  below the  then-current  rating assigned to such Certificates, as evidenced by a letter from each Rating Agency to such effect,

(v)   to  modify,  eliminate  or add to  the  provisions  of  Section 5.02(f) or  any  other provision hereof restricting  transfer of the Class R  Certificates by virtue of their being the "residual  interests" in the Trust Fund  provided that (A) such change shall not result in  reduction  of the  rating  assigned  to any such Class of  Certificates
      below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
      Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,  and (B) such  change shall not, as evidenced by an Opinion of Counsel
      (at the expense of the party seeking so to modify,  eliminate or add such provisions), cause the Trust Fund or any of the  Certificateholders  (other than the transferor) to be subject to a federal  tax caused by a transfer  to a Person that is not a Permitted
      Transferee, or

(vi)  to make any other  provisions with respect to matters or questions  arising under this
      Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder.

(b)   This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master Servicer,  the Trustee and the Holders of Certificates evidencing in  the  aggregate  not  less  than  66%  of the  Percentage  Interests  of  each  Class  of
Certificates  with a Certificate  Principal  Balance greater than zero affected thereby and, if such amendment is with respect to  Section 4.09,  Section 4.02(c)(xxi) or  Section 11.10,
with the consent of the  Swap Counterparty,  for the purpose of adding any  provisions to or changing  in any manner or  eliminating  any of the  provisions  of this  Agreement  or such
Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)   reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)  adversely  affect in any material  respect the interest of the Holders of Certificates of any Class in a manner  other than as  described  in  clause (i) hereof  without the consent  of Holders  of  Certificates  of such  Class  evidencing,  as to such  Class,
      Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)   Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel  (at the expense of the party  seeking  such  amendment) to  the effect that such amendment is permitted  under this  Agreement and that such amendment or the exercise of any power granted to the  Master Servicer,  the Depositor or the Trustee in accordance with such amendment  will not result in the imposition of a federal tax on the Trust Fund or cause any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.  The  Trustee  may but  shall  not be  obligated  to enter  into any  amendment pursuant to this Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)   Promptly after the execution of any such  amendment the Trustee shall furnish  written notification of the substance of such amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this  Section 11.01  to approve the particular form of any proposed amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining such consents and of evidencing the authorization  of the  execution  thereof  by  Certificateholders  shall be  subject to such reasonable regulations as the Trustee may prescribe.

(e)   The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the  Trustee any  corporate  guaranty,  payment  obligation,  irrevocable  letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any combination of the  foregoing,  for the purpose of  protecting  the Holders of the Class R  Certificates against any or all Realized  Losses or other  shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that  any such  instrument  or fund  constitutes  a  reserve  fund for  federal  income  tax purposes,  (i) any  reserve fund so established  shall be an outside reserve fund and not an asset of such  REMIC,  (ii) any  such  reserve  fund  shall be owned by the  Depositor,  and
(iii) amounts  transferred  by such  REMIC to  any such  reserve  fund  shall be  treated as amounts distributed by such REMIC to the Depositor or any successor,  all within the meaning of Treasury  regulations  Section 1.860G-2(h).  In connection with the provision of any such instrument  or fund,  this  Agreement and any  provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund  or the  establishment  or  administration  thereof,  such  amendment  to be made by written  instrument  executed or consented to by the Depositor and such related  insurer but without the consent of any  Certificateholder and without the consent of the Master Servicer or the  Trustee  being  required  unless any such  amendment  would  impose  any  additional obligation on, or otherwise  adversely affect the interests of the  Certificateholders,  the
Master Servicer  or the Trustee,  as  applicable;  provided  that the  Depositor  obtains an
Opinion of Counsel (which need not be an opinion of Independent  counsel) to the effect that any such  amendment  will not cause  (a) any  federal  tax to be imposed on the  Trust Fund, including without  limitation,  any federal tax imposed on "prohibited  transactions"  under
Section 860F(a)(1) of   the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1) of  the Code and (b) any REMIC created  hereunder to fail to qualify as a
REMIC at  any time that any  Certificate  is  outstanding.  In the event that the  Depositor elects to provide such coverage in the form of a limited guaranty  provided by GMAC LLC, the
Depositor  may  elect  that  the  text  of  such  amendment  to  this  Agreement   shall  be
substantially in the form attached hereto as Exhibit L (in which case  Residential Funding's
Subordinate  Certificate  Loss  Obligation as described in such exhibit shall be established by  Residential Funding's  consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit M,  with such changes as the Depositor shall deem to be appropriate;  it being  understood that the Trustee has reviewed and approved the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)   To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the properties subject to the Mortgages are situated,  and  in  any  other  appropriate  public  recording  office  or  elsewhere,  such recordation  to be effected by the  Master Servicer  and at its expense on  direction by the
Trustee (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation  materially  and  beneficially  affects the  interests  of the
Certificateholders.

(b)   For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of  which  counterparts  shall be  deemed  to be an  original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)   The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund,  nor entitle such Certificateholder's  legal representatives or heirs to  claim an  accounting  or to take any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund,  nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)   No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation and management of the Trust Fund, or the obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute the  Certificateholders from time to time as partners or members of an association;  nor shall any Certificateholder be under any  liability  to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)   No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or proceeding in equity or at law upon or under or with  respect to this  Agreement,  unless  such  Holder  previously  shall have given to the
Trustee  a  written  notice of  default  and of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also the  Holders of  Certificates  of any Class  evidencing  in the aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or proceeding in its own name as  Trustee  hereunder  and shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may require  against the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee for 60 days after its receipt of such  notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding it being  understood  and intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more
Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision  of this  Agreement  to  affect,  disturb or  prejudice  the rights of the
Holders of any other of such  Certificates of such Class or any other Class, or to obtain or seek to obtain  priority  over or  preference  to any other such  Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this  Section 11.03,  each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

      This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties  hereunder shall be determined in accordance  with such laws,  without regard to the conflict of laws principles  thereof,  other than Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

Section 11.05.    Notices.

      All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid
(except for  notices to the Trustee  which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor,  8400 Normandale Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota 55437,  Attention:  President  (RAMP),  or such other address as may hereafter be furnished to the  Master Servicer  and the Trustee in writing by the Depositor;
(b) in the case of the  Master Servicer,  2255 North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or such  other  address  as may be  hereafter furnished to the Depositor  and the Trustee by the  Master Servicer  in writing;  (c) in the case of the Trustee, U.S. Bank Corporate Trust Services,  60 Livingston Avenue,  EP-MN-WS3D,
St. Paul, Minnesota 55107-2292,  Attention:  Structured Finance/RAMP Series 2006-RS6 or such other  address as may hereafter be furnished to the  Depositor  and the  Master Servicer  in writing by the Trustee;  (d) in the case of Moody's,  99 Church  Street,  New York, New York
10007,  Attention:  ABS  Monitoring  Department  or such other  address as may be  hereafter furnished to the Depositor,  the Trustee and the  Master Servicer  by Moody's and (e) in the
case of Standard & Poor's,  55 Water Street,  New York,  New York 10041 Attention;  Mortgage
Surveillance.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the
Certificate  Register.  Any notice so mailed within the time  prescribed  in this  Agreement
shall  be   conclusively   presumed   to  have  been  duly   given,   whether   or  not  the
Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

      The Depositor,  the  Master Servicer or the Trustee,  as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events described in clause (a),  (b), (c), (d),
(g),  (h),  (i) or  (j) below,  (b) shall  notify  the  Subservicer  at  such  time as it is otherwise  required  pursuant to this  Agreement to give notice of the  occurrence of any of the events described in clause (a),  (b), (c)(1), (g)(1) or (i) below, or (c) provide a copy to each Rating  Agency at such time as otherwise  required to be delivered  pursuant to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)   a material change or amendment to this Agreement,

(b)   the occurrence of an Event of Default,

(c)   (1) the  termination  or  appointment  of  a  successor   Master Servicer  or  (2) the
termination or appointment of a successor  Trustee or a change in the majority  ownership of the Trustee,

(d)   the filing of any claim  under the  Master Servicer's  blanket  fidelity  bond and the errors and omissions  insurance  policy  required by  Section 3.12  or the  cancellation  or modification of coverage under 152 any such instrument,

(e)   the  statement  required to be delivered to the Holders of each Class of  Certificates pursuant to Section 4.03,

(f)   the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)   (1) a change in the location of the Custodial  Account or (2) a change in the location of the Certificate Account,

(h)   the  occurrence  of any  monthly  cash flow  shortfall  to the Holders of any Class of
Certificates  resulting from the failure by the  Master Servicer to make an Advance pursuant to Section 4.04,

(i)   the occurrence of the Final Distribution Date and

(j)   the repurchase of or substitution for any Mortgage Loan,

provided,  however, that with respect to notice of the occurrence of the events described in clauses (d),  (g) or (h) above,  the Master Servicer  shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

      If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason whatsoever held invalid, then such covenants,  agreements, provisions  or terms shall be deemed  severable  from the remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in no way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)   This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article") for  the purpose of  resecuritizing  any of the
Certificates  issued  hereunder,  under the  following  circumstances.  With  respect to any
Class or Classes of Certificates  issued hereunder,  or any portion of any such Class, as to which the Depositor or any of its  Affiliates  (or any designee  thereof) is  the registered
Holder (the  "Resecuritized  Certificates"),  the Depositor  may deposit such  Resecuritized
Certificates  into a new REMIC,  grantor trust or custodial  arrangement  (a  "Restructuring
Vehicle") to  be held by the Trustee  pursuant to a  Supplemental  Article.  The  instrument adopting such Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their  consent  thereto if their  respective  interests  would not be  materially  adversely affected  thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the  Certificates  initially issued hereunder,  the adoption of the Supplemental  Article shall not constitute an "amendment" of
this  Agreement.  Each  Supplemental   Article shall  set  forth  all  necessary  provisions
relating to the holding of the Resecuritized  Certificates by the Trustee, the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates by the
Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions necessary to the  purposes  thereof.  In  connection  with each  Supplemental  Article,  the
Depositor  shall  deliver to the  Trustee an Opinion of Counsel to the effect  that  (i) the
Restructuring  Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation  for  federal  income  tax  purposes  and  (ii) the  adoption  of the  Supplemental
Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon  the  Trust Fund  (including  but not  limited  to the tax on prohibited  transaction  as  defined  in  Section 860F(a)(2) of  the  Code  and  the  tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    [Reserved].

Section 11.10.    Third Party Beneficiaries.

      The Swap  Counterparty  is an express  third-party  beneficiary of the Agreement,  and shall  have the right to  enforce  the  provisions  of the  Agreement  as if it were a party hereto.

ARTICLE XII
                               COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

      The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose  of  this  Article  XII is to  facilitate  compliance  by  the  Depositor  with  the provisions  of  Regulation AB  and related  rules and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right to  request  delivery  of  information  or other performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under the Securities  Act and the Exchange Act. Each of the Master  Servicer and
the Trustee  acknowledges  that  interpretations  of the requirements of  Regulation AB  may change over time,  whether due to  interpretive  guidance  provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the Depositor in good faith  for  delivery  of  information  under  these  provisions  on the  basis  of  evolving interpretations  of  Regulation AB.  Each  of the  Master  Servicer  and the  Trustee  shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees  or  designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other information  necessary in the reasonable,  good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)   The Trustee  shall be deemed to represent to the  Depositor as of the Closing Date and on each date on which  information  is  provided  to the  Depositor  under  Sections  12.01,
12.02(b)  or 12.03  that,  except as  disclosed  in writing to the  Depositor  prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization or  other  performance  triggering  event  has  occurred  as  to  any  other  Securitization
Transaction  due to any default of the Trustee;  (ii) there are no aspects of its  financial condition that could have a material  adverse effect on the performance by it of its trustee obligations under this Agreement or any other  Securitization  Transaction as to which it is the  trustee;  (iii) there are no material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be  material to  Certificateholders;  (iv)
there are no  relationships  or  transactions  relating to the Trustee  with  respect to the
Depositor  or any  sponsor,  issuing  entity,  servicer,  trustee,  originator,  significant obligor,  enhancement or support provider or other material transaction party (as such terms are used in Regulation AB)  relating to the Securitization  Transaction  contemplated by the
Agreement,  as  identified by the Depositor to the Trustee in writing as of the Closing Date
(each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated third party, apart  from  the  Securitization  Transaction,  and  that  are  material  to the  investors'
understanding  of  the  Certificates;  and  (v)  the  Trustee  is not  an  affiliate  of any
Transaction  Party.  The Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)   If so requested by the Depositor on any date  following the Closing Date,  the Trustee shall, within five Business Days following such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this  Section or,  if any such  representation  and  warranty  is not  accurate  as of the date of such  confirmation, provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such  request  from the
Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall  have a  reasonable  basis for a  determination  that any of the  representations  and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

      For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the
Depositor's  reporting  obligation  under  the  Exchange  Act with  respect  to any Class of
Certificates,  the Trustee shall provide to the Depositor a written  description  of (a) any litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any affiliations or relationships  (as described in Item 1119 of  Regulation AB)  that develop  following the
Closing  Date  between  the  Trustee  and any  Transaction  Party of the type  described  in
Section 12.02(a)(iv)  or  12.02(a)(v)  as of  the  last  day  of  each  calendar  year.  Any descriptions  required with respect to legal  proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five Business
Days  prior to the  Determination  Date  following  the  month in which the  relevant  event occurs, and any notices and descriptions  required with respect to affiliations,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than January 31 of the calendar year  following  the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and
Report  on Form  10-K  with  respect  to the  Certificates,  the  Trustee  will be deemed to represent  that any  information  previously  provided  under this Article XII is materially correct and does not have any material  omissions  unless the Trustee has provided an update to such  information.  The  Depositor  will  allow  the  Trustee  to review  any  disclosure relating to material  litigation  against the Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

      On or before March 15 of each calendar year, the Trustee shall:

(a)   deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Trustee's assessment of compliance with the applicable
Servicing Criteria during the immediately preceding calendar year, as required under Rules
13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Depositor and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)   deliver to the Depositor a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the
Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)   The Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial purchaser of the  Certificates  or each Person who controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and  Section 20 of the Exchange  Act); and the
respective  present  and former  directors,  officers,  employees  and agents of each of the foregoing,  and shall hold each of them  harmless  from and  against  any  losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising out of or based upon:

(i)   (A)            any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under  this  Article  XII by or on  behalf  of the  Trustee
      (collectively,  the "Trustee Information"), or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee
      Information or necessary in order to make the statements  therein, in the light of the circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that  clause  (B) of this  paragraph  shall  be  construed  solely  by reference to the Trustee Information and not to any other information  communicated in connection  with a sale or  purchase  of  securities,  without  regard to whether  the
      Trustee  Information or any portion  thereof is presented  together with or separately from such other information; or

(ii)  any failure by the Trustee to deliver any information,  report, certification or other material  when and as required  under this  Article  XII,  other than a failure by the
      Trustee to deliver the accountants' attestation.

(b)   In  the  case  of  any   failure  of   performance   described   in  clause   (ii)  of
Section 12.05(a),  the Trustee  shall (i) promptly  reimburse  the  Depositor  for all costs
reasonably  incurred  by  the  Depositor  in  order  to  obtain  the  information,   report,
certification,  accountants'  attestation or other material not delivered as required by the
Trustee and (ii)  cooperate  with the Depositor to mitigate any damages that may result from such failure.

(c)   The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls  the Trustee  (within the meaning of  Section 15  of the Securities  Act and  Section 20 of the Exchange  Act),  and the  respective  present and former  directors,  officers,  employees  and agents of the Trustee,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue  statement of a material fact contained or alleged to be contained in any  information  provided under this Agreement by or on behalf of the  Depositor or Master  Servicer for inclusion in any report filed with
Commission  under  the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph shall be construed solely by reference to the RFC Information and not to any other information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the RFC  Information  or any portion thereof is presented together with or separately from such other information.

                                  [SIGNATURE PAGES FOLLOW]

                                                           RAMP Series 2006-RS6

      IN WITNESS WHEREOF,  the Depositor,  the  Master Servicer  and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

[Seal]                                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                        By:  /s/ Joseph Orning
Attest:  /s/ Tim Jacobson               Name:  Joseph Orning
Name:  Tim Jacobson                     Title:    Vice President
Title:    Associate
[Seal]                                  RESIDENTIAL FUNDING COMPANY, LLC

By:  /s/ Joseph Orning                  Attest:  /s/ Tim Jacobson
Name:  Joseph Orning                    Name:  Tim Jacobson
Title:    Vice President                Title: Associate
[Seal]                                  U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee and Supplemental Interest
                                        Trust Trustee

Attest:  /s/Maryellen Hunter
Name:  Maryellen Hunter                 By:  /s/ David Duclos
Title:    Assistant Vice President      Name:  David Duclos
                                        Title: Vice President

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

            On the 30th day of  October,  2006  before  me, a notary  public in and for said
State,  personally  appeared  Joseph  Orning,  known  to  me  to  be  a  Vice  President  of
Residential Asset  Mortgage Products, Inc., one of the corporations that executed the within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Heidi L. Peterson
                                                 Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                           ) ss.:
COUNTY OF HENNEPIN         )

            On the 30th day of  October,  2006  before  me, a notary  public in and for said
State,  personally  appeared Tim  Jacobson,  known to me to be an  Associate of  Residential
Funding  Company,  LLC, one of the corpora  tions that executed the within  instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Heidi L. Peterson
                                                 Notary Public
[Notarial Seal]

STATE OF MASSACHUSETTS
                           ) ss.:
COUNTY OF SUFFOLK          )

            On the 30th day of  October,  2006  before  me, a notary  public in and for said
State,  personally  appeared  David Duclos,  known to me to be a Vice President of U.S. Bank
National Association,  a national banking association,  that executed the within instrument, and also known to me to be the person who  executed  it on behalf of said  national  banking association  and  acknowledged  to me that such national  banking  association  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 /s/ Winnie L. Chin
                                                 Notary Public
[Notarial Seal]

                                  EXHIBIT A

                       FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR  U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE &  CO. OR IN SUCH  OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE &  CO.  OR TO  SUCH  OTHER  ENTITY  AS  IS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AS OF ANY DATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE
OF A CLASS A CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF ITS
PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER
(A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO
THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974 AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE (EACH,
A  "PLAN"),  OR ANY  PERSON  (INCLUDING,  WITHOUT  LIMITATION,  AN  INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A  TRUSTEE  OF ANY  PLAN)  WHO IS USING  PLAN
ASSETS,  WITHIN  THE  MEANING  OF  THE  U.S. DEPARTMENT  OF  LABOR  REGULATION
PROMULGATED AT 29 C.F.R.ss. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA,
OF ANY PLAN (EACH,  A "PLAN  INVESTOR") TO EFFECT SUCH  ACQUISITION OR (B) ITS
ACQUISITION OF SUCH  CERTIFICATE AND THE RIGHT TO RECEIVE (AND ITS RECEIPT OF)
PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST ARE ELIGIBLE  FOR  EXEMPTIVE
RELIEF AVAILABLE UNDER AT LEAST ONE OF PROHIBITED  TRANSACTION CLASS EXEMPTION
("PTCE")  84-14,  PTCE  90-1,  PTCE  91-38,  PTCE 95-60 OR PTCE 96-23 OR OTHER
APPLICABLE EXEMPTION,  INCLUDING SECTION 408(b)(17) OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA").

AS OF ANY DATE AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE OF
A CLASS A  CERTIFICATE  WILL BE  DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER
(A) SUCH TRANSFEREE IS NOT A PLAN OR A PLAN INVESTOR,  (B) IT HAS ACQUIRED AND
IS  HOLDING  SUCH  CERTIFICATE  IN  RELIANCE  ON  U.S.   DEPARTMENT  OF  LABOR
PROHIBITED  TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994),  AS  MOST  RECENTLY  AMENDED  BY  PTE  2002-41,   67  FED.  REG.  54487
(AUGUST 22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS THAT THERE
ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING
THAT SUCH CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S OR MOODY'S OR (C)  (I) THE
TRANSFEREE IS AN INSURANCE COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE
OR HOLD SUCH  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT" (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PTCE  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60  HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C),  A "COMPLYING INSURANCE
COMPANY").

IF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION
OF THE  PROVISIONS OF THE PRECEDING TWO  PARAGRAPHS,  THEN THE LAST  PRECEDING
TRANSFEREE  THAT EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  (B) AFTER THE
TERMINATION  OF THE SWAP  AGREEMENT,  ACQUIRED THIS  CERTIFICATE IN COMPLIANCE
WITH THE RFC  EXEMPTION  OR  (C) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE
RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE  TRUSTEE  SHALL BE  UNDER NO  LIABILITY  TO ANY  PERSON  FOR
MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY  PURPORTED   CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR  HOLDING  OF  THIS
CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  WAS  EFFECTED  IN  VIOLATION  OF THE
RESTRICTIONS IN SECTION 5.02(e)  OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY  SUBSERVICER,  ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED  BY SUCH  PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class [A-__] Senior                     Certificate No. __
Date of Pooling and Servicing           [Adjustable]  [Variable]  Pass-Through
Agreement and Cut-off Date:             Rate
October 30, 2006
                                        Percentage Interest: ___%
First Distribution Date:                Aggregate     Initial      Certificate
November [__], 2006                     Principal
                                        Balance of the Class [A-__]
Master Servicer:                        Certificates: $___________
Residential Funding Company, LLC
Final Scheduled Distribution Date:      Initial Certificate Principal
_________ __, 20__                      Balance   of   this    Class    [A-__]
                                        Certificate:
                                        $___________
Maturity Date:
_________ __, 20__                      CUSIP ________

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-RS6

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  [A-__]   Certificates  with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  conventional  one- to  four-family  fixed and
            adjustable  interest  rate first lien  mortgage  loans
            sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Mortgage Products,  Inc., the  Master Servicer,  the Trustee referred to below or  GMAC  Mortgage  Group,  LLC or  any  of  their  affiliates.  Neither  this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential Asset Mortgage
Products,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC
or any of their affiliates.  None of the Depositor,  the Master Servicer, GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  ____________  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of conventional one- to four-family  fixed and adjustable  interest rate first lien  mortgage  loans  (the  "Mortgage  Loans"),  sold  by  Residential  Asset
Mortgage  Products,  Inc.  (hereinafter  called  the  "Depositor,"  which term includes any  successor  entity under the  Agreement  referred to below).  The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement") among  the Depositor,  the Master Servicer and U.S. Bank National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the  close  of  business  on the  Business  Day  prior  to such
Distribution   Date  (the   "Record   Date"),   from  the  related   Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders of Class  [A-__]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by
the   Trustee  in   immediately   available   funds  (by  wire   transfer   or
otherwise) for  the  account of the  Person  entitled  thereto if such  Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed  to the  address  of the  Person  entitled  thereto,  as such  name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed  by the Trustee for that  purpose in the City and State of St. Paul,
Minnesota.  The Initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses allocable hereto.

      As described  above, as of any date prior to the termination of the Swap
Agreement,  any  transferee  of a Class A  Certificate  will be deemed to have represented by virtue of its purchase and holding of such  Certificate (or any interest  therein)  that  either (a) such  transferee  is not a Plan or a Plan
Investor or (b) its  acquisition of such  Certificate and the right to receive
(and its  receipt  of)  payments  from the  Supplemental  Interest  Trust  are eligible  for  exemptive  relief  available  under at least one of PTCE 84-14,
PTCE  90-1,  PTCE  91-38,  PTCE  95-60  or  PTCE  96-23  or  other  applicable exemption, including Section 408(b)(17) of ERISA.

      As described  above,  as of any date after the  termination  of the Swap
Agreement,  any  transferee  of a Class A  Certificate  will be deemed to have represented by virtue of its purchase or holding of such  Certificate  (or any interest  herein)  that  either  (a) such  transferee  is not a Plan or a Plan
Investor,  (b) it has acquired and is holding such  Certificate in reliance on the RFC Exemption,  and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated,  at the time of purchase,  not lower than "BBB-" (or its equivalent)
by  Standard  &  Poor's  or  Moody's  or (c)  the  transferee  is a  Complying
Insurance  Company.  In  addition,   any  purported  Certificate  Owner  whose
acquisition  or holding  of this  Certificate  (or any  interest  herein)  was effected in violation of the restrictions in  Section 5.02(e) of the Agreement shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master
Servicer,  any  Subservicer,  any  Underwriter  and the  Trust  Fund  from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the  Master Servicer  from time to time for purposes other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of Certificates  affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  appointed by the Trustee in the City and State of St.
Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  neither  the
Depositor,  the Master  Servicer,  the  Trustee  nor any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of  New York,  without  regard to the  conflicts  of law principles  thereof,  other than  Sections 5-1401  and 5-1402 of the  New York
General Obligations Law.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in  lieu of  foreclosure  of any  Mortgage  Loan,  and  (ii) the  purchase  by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans  and  all  property  acquired  in  respect  of such
Mortgage   Loans,   thereby   effecting   early   retirement  of  the  related
Certificates.  The  Agreement  permits,  but  does  not  require,  Residential
Funding Company,  LLC or its designee (i) to  purchase,  at a price determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) subject  to the terms of the
Agreement,  to  purchase  in whole,  but not in part,  all of the  Class A and
Class M Certificates from the Holders thereof,  provided, that any such option may  only be  exercised  if the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                          Authorized Signatory

Dated:  ________________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                    By:  _______________________________
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto

_______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                            Signature   by  or  on  behalf  of
                                            assignor

                                            __________________________________
                                            Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________.

      Applicable statements should be mailed to:______________________________.

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                  EXHIBIT B

                       FORM OF CLASS [M-_] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE  CLASS [A-__][M-_]
CERTIFICATES, AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR  U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE &  CO. OR IN SUCH  OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE &  CO.  OR TO  SUCH  OTHER  ENTITY  AS  IS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AS OF ANY DATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE
OF A CLASS M CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF ITS
PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER
(A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO
THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974 AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE (EACH,
A  "PLAN"),  OR ANY  PERSON  (INCLUDING,  WITHOUT  LIMITATION,  AN  INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A  TRUSTEE  OF ANY  PLAN)  WHO IS USING  PLAN
ASSETS,  WITHIN  THE  MEANING  OF  THE  U.S. DEPARTMENT  OF  LABOR  REGULATION
PROMULGATED AT 29 C.F.R.ss. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA,
OF ANY PLAN (EACH,  A "PLAN  INVESTOR") TO EFFECT SUCH  ACQUISITION OR (B) ITS
ACQUISITION OF SUCH  CERTIFICATE AND THE RIGHT TO RECEIVE (AND ITS RECEIPT OF)
PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST ARE ELIGIBLE  FOR  EXEMPTIVE
RELIEF AVAILABLE UNDER AT LEAST ONE OF PROHIBITED  TRANSACTION CLASS EXEMPTION
("PTCE")  84-14,  PTCE  90-1,  PTCE  91-38,  PTCE 95-60 OR PTCE 96-23 OR OTHER
APPLICABLE EXEMPTION,  INCLUDING SECTION 408(b)(17) OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA").

AS OF ANY DATE AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE OF
A CLASS M  CERTIFICATE  WILL BE  DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE OR HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER
(A) SUCH TRANSFEREE IS NOT A PLAN OR A PLAN INVESTOR,  (B) IT HAS ACQUIRED AND
IS  HOLDING  SUCH  CERTIFICATE  IN  RELIANCE  ON  U.S.   DEPARTMENT  OF  LABOR
PROHIBITED  TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994),  AS  MOST  RECENTLY  AMENDED  BY  PTE  2002-41,   67  FED.  REG.  54487
(AUGUST 22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS THAT THERE
ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING
THAT SUCH CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S OR MOODY'S OR (C)  (I) THE
TRANSFEREE IS AN INSURANCE COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE
OR HOLD SUCH  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT" (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PTCE  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60  HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C),  A "COMPLYING INSURANCE
COMPANY").

IF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION
OF THE  PROVISIONS OF THE PRECEDING TWO  PARAGRAPHS,  THEN THE LAST  PRECEDING
TRANSFEREE  THAT EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  (B) AFTER THE
TERMINATION  OF THE SWAP  AGREEMENT,  ACQUIRED THIS  CERTIFICATE IN COMPLIANCE
WITH THE RFC  EXEMPTION  OR  (C) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE
RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE  TRUSTEE  SHALL BE  UNDER NO  LIABILITY  TO ANY  PERSON  FOR
MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY  PURPORTED   CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR  HOLDING  OF  THIS
CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  WAS  EFFECTED  IN  VIOLATION  OF THE
RESTRICTIONS IN SECTION 5.02(e)  OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY  SUBSERVICER,  ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED  BY SUCH  PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class M-__Mezzanine                     Certificate No. 1
Date of Pooling and Servicing           Adjustable Pass-Through Rate
Agreement and Cut-off Date:
October 30, 2006                        Percentage Interest: ___%
First Distribution Date:                Aggregate     Initial      Certificate
November [__], 2006                     Principal
                                        Balance of the Class M-__
Master Servicer:                        Certificates: $___________
Residential Funding Company, LLC
Final Scheduled Distribution Date:      Initial Certificate Principal
_________ __, 20__                      Balance     of     this     Class M-__
                                        Certificate:
                                        $___________
Maturity Date:
_________ __, 20__                      CUSIP ________

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-RS6

            evidencing a percentage  interest in the distributions
            allocable to the Class M-_  Certificates  with respect
            to a  Trust  Fund  consisting  primarily  of a pool of
            conventional  one- to four-family fixed and adjustable
            interest  rate,  first  lien  mortgage  loans  sold by
            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Mortgage Products,  Inc., the  Master Servicer,  the Trustee referred to below or  GMAC  Mortgage  Group,  LLC or  any  of  their  affiliates.  Neither  this
Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential Asset Mortgage
Products,  Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC.
or any of their affiliates.  None of the Depositor,  the Master Servicer, GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This certifies that _________ is the registered  owner of the Percentage
Interest  evidenced by this Certificate in certain  distributions with respect to  the  Trust  Fund  consisting  primarily  of  an  interest  in  a  pool  of conventional  one- to four-family  fixed and adjustable  interest rate,  first lien  mortgage  loans  (the  "Mortgage  Loans"),  sold  by  Residential  Asset
Mortgage  Products,  Inc.  (hereinafter  called  the  "Depositor,"  which term includes any  successor  entity under the  Agreement  referred to below).  The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Depositor,  the  Master Servicer and U.S. Bank National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the  close  of  business  on the  Business  Day  prior  to such
Distribution   Date  (the   "Record   Date"),   from  the  related   Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to  Holders  of  Class M-__
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the Trustee for that  purpose in the City and State of St. Paul,
Minnesota.  The Initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the  extent of the  distributions  allocable  to  principal  and any  Realized
Losses allocable hereto.

      As described  above, as of any date prior to the termination of the Swap
Agreement,  any  transferee  of a Class M  Certificate  will be deemed to have represented by virtue of its purchase and holding of such  Certificate (or any interest  therein)  that  either (a) such  transferee  is not a Plan or a Plan
Investor or (b) its  acquisition of such  Certificate and the right to receive
(and its  receipt  of)  payments  from the  Supplemental  Interest  Trust  are eligible  for  exemptive  relief  available  under at least one of PTCE 84-14,
PTCE  90-1,  PTCE  91-38,  PTCE  95-60  or  PTCE  96-23  or  other  applicable exemption, including Section 408(b)(17) of ERISA.

      As described  above,  as of any date after the  termination  of the Swap
Agreement,  any  transferee  of a Class M  Certificate  will be deemed to have represented by virtue of its purchase or holding of such  Certificate  (or any interest  herein)  that  either  (a) such  transferee  is not a Plan or a Plan
Investor,  (b) it has acquired and is holding such  Certificate in reliance on the RFC Exemption,  and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated,  at the time of purchase,  not lower than "BBB-" (or its equivalent)
by  Standard  &  Poor's  or  Moody's  or (c)  the  transferee  is a  Complying
Insurance  Company.  In  addition,   any  purported  Certificate  Owner  whose
acquisition  or holding  of this  Certificate  (or any  interest  herein)  was effected in violation of the restrictions in  Section 5.02(e) of the Agreement shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master
Servicer,  any  Subservicer,  any  underwriter  and the  Trust  Fund  from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the  Master Servicer  from time to time for purposes other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the
Certificateholders  under  the  Agreement  at any time by the  Depositor,  the
Master   Servicer  and  the  Trustee  with  the  consent  of  the  Holders  of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of Certificates  affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  appointed by the Trustee in the City and State of St.
Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the Master  Servicer,  the Trustee and the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  neither  the
Depositor,  the Master  Servicer,  the  Trustee  nor any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of  New York,  without  regard to the  conflicts  of law principles  thereof,  other than  Sections 5-1401  and 5-1402 of the  New York
General Obligations Law.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in  lieu of  foreclosure  of any  Mortgage  Loan,  and  (ii) the  purchase  by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans  and  all  property  acquired  in  respect  of such
Mortgage   Loans,   thereby   effecting   early   retirement  of  the  related
Certificates.  The  Agreement  permits,  but  does  not  require,  Residential
Funding Company,  LLC or its designee (i) to  purchase,  at a price determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) subject  to the terms of the
Agreement,  to  purchase  in whole,  but not in part,  all of the  Class A and
Class M Certificates from the Holders thereof,  provided, that any such option may  only be  exercised  if the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                          Authorized Signatory

Dated:  ________________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                    By:  _______________________________
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto

_______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                            Signature   by  or  on  behalf  of
                                            assignor

                                            __________________________________
                                            Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________.

      Applicable statements should be mailed to:______________________________.

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
M CERTIFICATES, AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF
FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO
ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE
MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e)
OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND
SUBSTANCE SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE
TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975
OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL
NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,
WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE
DEPOSITOR OR THE MASTER SERVICER.

Class B-[_]                             Certificate No. 1
Date of Pooling and Servicing           Adjustable Pass-Through Rate
Agreement and Cut-off Date:
October 30, 2006                        Percentage Interest: 100%
First Distribution Date:                Aggregate Initial Certificate
November 27, 2006                       Principal
                                        Balance of the Class B-[__]
Master Servicer:                        Certificates: $[__________]
Residential Funding Company, LLC
Final Scheduled Distribution Date:      Initial Certificate Principal
[_______ __], 2036                      Balance of this Class B-[__]
                                        Certificate:
                                        $[________]
Maturity Date:                          CUSIP: [__________]
[_______ __], 2036

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-RS6

            evidencing a percentage interest in the distributions
            allocable to the Class B-[_] Certificates with
            respect to a Trust Fund consisting primarily of a
            pool of conventional one- to four-family fixed and
            adjustable interest rate, first and junior lien
            mortgage loans sold by RESIDENTIAL ASSET MORTGAGE
            PRODUCTS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset
Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates. Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC
or any of their affiliates. None of the Depositor, the Master Servicer, GMAC
Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Cede & Co. is the registered owner of the
Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), sold by Residential
Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The
Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and U.S. Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the
Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to such
Distribution Date (the "Record Date"), from the related Available
Distribution Amount  in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class B-1
Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master
Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise)
for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of St. Paul, Minnesota.
The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

      No transfer of this Class B-[__] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the  Agreement; provided that if this
Certificate is held by a Depository; the Transferee will be deemed to have made the representations set forth on such investment letter. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein)  shall  be made  unless  the  transferee  provides  the  Trustee,  the
Depositor and the Master Servicer with either (a) a certification  pursuant to
Section 5.02(e)  of the  Agreement  stating that either (i) the  transferee is not an employee  benefit or other plan subject to the  prohibited  transaction provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,   without  limitation,  an  investment  manager,  a  named
fiduciary  or a trustee  of any Plan) who is using  plan  assets,  within  the meaning of the  U.S. Department  of Labor regulation  promulgated at 29 C.F.R.
ss. 2510.3-101,  as modified  by Section  3(42) of ERISA,  of any Plan (each,  a
"Plan  Investor")  to effect such  acquisition  or (ii) such  transferee is an insurance  company,  the  source  of  funds  used to  purchase  or  hold  this
Certificate  (or  any  interest  herein)  is  an  "insurance  company  general account" (as defined in U.S. Department of Labor Prohibited  Transaction Class
Exemption  ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied or (b) an  opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the
Master  Servicer  to  the  effect  that  the  purchase  and  holding  of  this
Certificate  is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or
Section 4975  of  the  Code  (or  comparable   provisions  of  any  subsequent
enactments),  and will not subject the  Trustee,  the  Depositor or the Master
Servicer to any obligation or liability (including  obligations or liabilities under ERISA or  Section 4975  of the Code) in addition to those  undertaken in the  Agreement,  which  opinion  of  counsel  shall not be an  expense  of the
Trustee, the Depositor or the Master Servicer.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through
Certificates of the Series specified hereon (herein collectively called the
"Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of
Certificates evidencing in the aggregate not less than 66.6% of the
Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain
Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of St. Paul,
Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the
Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to purchase, at a price determined as provided in the
Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the Agreement, to purchase in whole, but not in part, all of the Class A, Class M and Class B-1 Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the
Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                          Authorized Signatory

Dated:  ________________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                    By:  _______________________________
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto

_______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                            Signature   by  or  on  behalf  of
                                            assignor

                                            __________________________________
                                            Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________.

      Applicable statements should be mailed to:______________________________.

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                  EXHIBIT D

                         FORM OF CLASS SB CERTIFICATE

THIS    CERTIFICATE   IS   SUBORDINATED   IN   RIGHT   OF   PAYMENT   TO   THE
CLASS [A-__][M-_][B]  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT  (AS DEFINED
HEREIN).

SOLELY FOR  U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED ("THE CODE").

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS
OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION
UNDER  SUCH  ACT  AND  UNDER  APPLICABLE  STATE  LAW  AND  IS  TRANSFERRED  IN
ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE POOLING AND SERVICING
AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY
PERSON,  UNLESS THE  TRANSFEREE  PROVIDES THE TRUSTEE,  THE  DEPOSITOR AND THE
MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO  SECTION 5.02(e)
OF THE  AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE
TO  THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS   CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A
NON-EXEMPT   PROHIBITED   TRANSACTION   UNDER   SECTION 406  OF  THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL
NOT  SUBJECT  THE  MASTER  SERVICER,  THE  DEPOSITOR  OR  THE  TRUSTEE  TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,
WHICH  OPINION  OF  COUNSEL  SHALL  NOT  BE AN  EXPENSE  OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

Certificate No. __                    Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing         Percentage Interest: ___%
and Cut-off Date:
October 30, 2006

First Distribution Date:              Aggregate Initial Certificate  Principal
November [__], 2006                   Balance
                                      of the Class SB Certificates:
                                      $________

Master Servicer:                      Initial Certificate Principal Balance
Residential Funding Company, LLC      of this Certificate: $________

Final Scheduled Distribution Date:    CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-RS6

            evidencing a percentage  interest in the distributions
            allocable  to the Class SB  Certificates  with respect
            to a  Trust  Fund  consisting  primarily  of a pool of
            conventional  one- to four-family fixed and adjustable
            interest  rate  first  lien  mortgage  loans  sold  by
            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Mortgage Products,  Inc., the  Master Servicer,  the Trustee referred to below or any of  their  affiliates.  Neither  this  Certificate  nor the  underlying
Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency or instrumentality  or by Residential Asset Mortgage  Products,  Inc., the Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the
Master  Servicer  or any of their  affiliates  will have any  obligation  with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This certifies  that ________ is the registered  owner of the Percentage
Interest  evidenced by this Certificate in certain  distributions with respect to  the  Trust  Fund  consisting  primarily  of  an  interest  in  a  pool  of conventional  one- to  four-family  fixed and  adjustable  interest rate first lien  mortgage  loans  (the  "Mortgage  Loans"),  sold  by  Residential  Asset
Mortgage  Products,  Inc.  (hereinafter  called  the  "Depositor,"  which term includes any  successor  entity under the  Agreement  referred to below).  The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Depositor,  the  Master Servicer and U.S. Bank National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent  not  defined  herein,  the  capitalized  terms  used  herein  have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate by virtue of the acceptance  hereof, assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month next  preceding the month in which the related  Distribution  Date occurs (the
"Record Date"),  from the related Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the  Trustee  for  that  purpose  in St.  Paul,  Minnesota.  The
Notional  Amount of this Class SB Certificate as of any date of  determination will be calculated as described in the Agreement.  The Notional  Amount hereof will be reduced by interest  shortfalls  on the Mortgage  Loans  including any
Prepayment  Interest  Shortfalls  not  covered  by  Compensating  Interest  or related  Excess Cash Flow,  and the interest  portion of any  Realized  Losses incurred in respect  thereof.  This Class SB Certificate  will accrue interest at  the  Pass-Through  Rate  on  the  Notional  Amount  as  indicated  in  the definition of Accrued  Certificate  Interest in the  Agreement.  This Class SB
Certificate will not accrue interest on its Certificate Principal Balance.

      No  transfer  of this  Class SB  Certificate  will be made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Depositor  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute of any state and  (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein)  shall  be made  unless  the  transferee  provides  the  Trustee,  the
Depositor and the Master Servicer with either (a) a certification  pursuant to
Section 5.02(e)  of  the  Agreement  stating  that  the  transferee  is not an
employee  benefit  or  other  plan  subject  to  the  prohibited   transaction
provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,  without  limitation,  an insurance  company investing its general account,  an investment manager, a named fiduciary or a trustee of any
Plan) who is using plan assets,  within the meaning of the  U.S. Department of
Labor  regulation  promulgated  at  29 C.F.R.ss. 2510.3-101,  as  modified  by
Section 3(42) of ERISA,  of any Plan (each, a "Plan  Investor") to effect such acquisition,  or  (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer
to  the  effect  that  the  purchase  and  holding  of  this   Certificate  is
permissible  under  applicable  law,  will  not  constitute  or  result  in  a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975  of the Code) in addition to those  undertaken in the  Agreement, which  opinion  of  counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the  Master Servicer  from time to time for purposes other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of Certificates  affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  appointed by the Trustee in the City and State of St.
Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  neither  the
Depositor,  the Master  Servicer,  the  Trustee  nor any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of  New York,  without  regard to the  conflicts  of law principles  thereof,  other than  Sections 5-1401  and 5-1402 of the  New York
General Obligations Law.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in  lieu of  foreclosure  of any  Mortgage  Loan,  and  (ii) the  purchase  by
Residential  Funding  Company,  LLC or its designee from the Trust Fund of all remaining  Mortgage  Loans  and  all  property  acquired  in  respect  of such
Mortgage   Loans,   thereby   effecting   early   retirement  of  the  related
Certificates.  The  Agreement  permits,  but  does  not  require,  Residential
Funding Company,  LLC or its designee (i) to  purchase,  at a price determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) subject  to the terms of the
Agreement,  to  purchase  in whole,  but not in part,  all of the  Class A and
Class M Certificates from the Holders thereof,  provided, that any such option may  only be  exercised  if the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                          Authorized Signatory

Dated:  ________________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                    By:  _______________________________
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto

_______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                            Signature   by  or  on  behalf  of
                                            assignor

                                            __________________________________
                                            Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________.

      Applicable statements should be mailed to:______________________________.

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                  EXHIBIT E

                        FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__ CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE
AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS
OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION
UNDER  SUCH  ACT  AND  UNDER  APPLICABLE  STATE  LAW  AND  IS  TRANSFERRED  IN
ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE POOLING AND SERVICING
AGREEMENT (THE "AGREEMENT").

  NO TRANSFER OF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO ANY
PERSON,  UNLESS THE  TRANSFEREE  PROVIDES THE TRUSTEE,  THE  DEPOSITOR AND THE
MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO  SECTION 5.02(e)
OF THE  AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE MASTER SERVICER,  THE DEPOSITOR AND THE TRUSTEE
TO  THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS   CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A
NON-EXEMPT   PROHIBITED   TRANSACTION   UNDER   SECTION 406  OF  THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL
NOT  SUBJECT  THE  MASTER  SERVICER,  THE  DEPOSITOR  OR  THE  TRUSTEE  TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,
WHICH  OPINION  OF  COUNSEL  SHALL  NOT  BE AN  EXPENSE  OF THE  TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE
ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER
SERVICER  AND THE TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT  (A) THE  UNITED
STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY FOREIGN GOVERNMENT,
ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF
THE FOREGOING,  (B) ANY  ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN
SECTION 521  OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE  CODE  UNLESS  SUCH   ORGANIZATION  IS  SUBJECT  TO  THE  TAX  IMPOSED  BY
SECTION 511    OF   THE    CODE,    (C) ANY    ORGANIZATION    DESCRIBED    IN
SECTION 1381(a)(2)(C) OF   THE  CODE,  (ANY  SUCH  PERSON   DESCRIBED  IN  THE
FOREGOING  CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO PURPOSE
OF  SUCH  TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX AND
(3) SUCH TRANSFEREE SATISFIES

CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE
PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN THE  CERTIFICATE
REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH
REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH  PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON
THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Class R-__                              Certificate No. __
Date of Pooling and Servicing           Percentage Interest: __%
Agreement and Cut-off Date:
October 30, 2006
First Distribution Date:                Initial Certificate Principal
November [__], 2006                     Balance of this Certificate: $______
Master Servicer:
Residential Funding Company, LLC

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-RS6

            evidencing a percentage  interest in any distributions
            allocable to the Class R-__  Certificates with respect
            to the Trust Fund  consisting  primarily  of a pool of
            conventional  one- to four-family fixed and adjustable
            interest  rate  first  lien  mortgage  loans  sold  by
            RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

      This  Certificate  is payable  solely  from the assets of the Trust Fund and does not  represent  an  obligation  of or interest in  Residential  Asset
Mortgage  Products,  Inc., the Master Servicer,  the Trustee referred to below or any of  their  affiliates.  Neither  this  Certificate  nor the  underlying
Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency or instrumentality  or by Residential Asset Mortgage  Products,  Inc., the Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the
Master  Servicer  or any of their  affiliates  will have any  obligation  with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that   ___________  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of a pool of conventional one- to  four-family  fixed and  adjustable  interest rate first lien mortgage loans (the "Mortgage  Loans"),  sold by Residential  Asset Mortgage  Products,
Inc.  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred  to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement)  among the Depositor,  the Master  Servicer and U.S. Bank National
Association,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of  the pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month next  preceding the month in which the related  Distribution  Date occurs (the
"Record Date"),  from the related Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set  forth in the  Agreement  to the  effect  that
(i) each   person  holding  or  acquiring  any  Ownership   Interest  in  this
Certificate  must  be a  United  States  Person  and a  Permitted  Transferee,
(ii) the  transfer  of any  Ownership  Interest  in this  Certificate  will be conditioned  upon the  delivery  to the Trustee of,  among  other  things,  an affidavit  to the  effect  that it is a United  States  Person  and  Permitted
Transferee,  (iii) any  attempted  or  purported  transfer  of  any  Ownership
Interest  in  this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee, and  (iv) if  any person  other than a United  States  Person and a  Permitted
Transferee  acquires any Ownership  Interest in this  Certificate in violation of such  restrictions,  then the Master  Servicer will have the right,  in its sole discretion and without notice to the Holder of this Certificate,  to sell this  Certificate  to a  purchaser  selected  by the  Master  Servicer,  which
purchaser   may  be  the   Master   Servicer,   or   any   affiliate   of  the
Master Servicer,  on such  terms and  conditions  as the Master  Servicer  may choose.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the Trustee for that  purpose in the City and State of St. Paul,
Minnesota.  The Holder of this  Certificate  may have  additional  obligations with respect to this Certificate, including tax liabilities.

      No  transfer  of this Class R-__  Certificate  will be made  unless such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Depositor  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute of any state and  (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      As described  above,  no transfer of this  Certificate  (or any interest herein)  shall  be made  unless  the  transferee  provides  the  Trustee,  the
Depositor and the Master Servicer with either (a) a certification  pursuant to
Section 5.02(e)  of  the  Agreement  stating  that  the  transferee  is not an
employee  benefit  or  other  plan  subject  to  the  prohibited   transaction
provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any
Person  (including,  without  limitation,  an insurance  company investing its general account,  an investment manager, a named fiduciary or a trustee of any
Plan) who is using plan assets,  within the meaning of the  U.S. Department of
Labor  regulation  promulgated  at  29 C.F.R.ss. 2510.3-101,  as  modified  by
Section 3(42) of ERISA,  of any Plan (each, a "Plan  Investor") to effect such acquisition,  or  (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer
to  the  effect  that  the  purchase  and  holding  of  this   Certificate  is
permissible  under  applicable  law,  will  not  constitute  or  result  in  a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975  of the Code) in addition to those  undertaken in the  Agreement, which  opinion  of  counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the  Master Servicer  from time to time for purposes other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future holders of this  Certificate and of any Certificate issued  upon the  transfer  hereof or in  exchange  herefor or in lieu  hereof whether or not  notation  of such  consent is made upon the  Certificate.  The
Agreement also permits the amendment thereof in certain  circumstances without the  consent  of  the  Holders  of any of the  Certificates  and,  in  certain additional  circumstances,  without  the  consent  of the  Holders  of certain
Classes of Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies  appointed by the Trustee in the City and State of St.
Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  neither  the
Depositor,  the Master  Servicer,  the  Trustee  nor any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of  New York,  without  regard to the  conflicts  of law principles  thereof,  other than  Sections 5-1401  and 5-1402 of the  New York
General Obligations Law.

      The   obligations   created  by  the   Agreement  in  respect  of  these
Certificates  and the Trust Fund  created  thereby  shall  terminate  upon the payment  to  Certificateholders  of all  amounts  held by or on  behalf of the
Trustee and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity  or other  liquidation  of the last  Mortgage
Loan  subject  thereto  or the  disposition  of  all  property  acquired  upon foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by Residential  Funding  Company,  LLC or its designee from the Trust
Fund of all remaining  Mortgage Loans and all property  acquired in respect of such  Mortgage  Loans,  thereby  effecting  early  retirement  of the  related
Certificates.  The  Agreement  permits,  but  does  not  require,  Residential
Funding Company,  LLC or its designee (i) to  purchase,  at a price determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or  (ii) subject  to the terms of the
Agreement,  to  purchase  in  whole,  but  not in  part,  all  of the  related
Certificates  from the  Holders  thereof;  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the related
Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the related Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                    By:____________________________________
                                          Authorized Signatory

Dated:  ________________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                    By:  _______________________________
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto

_______________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                            Signature   by  or  on  behalf  of
                                            assignor

                                            __________________________________
                                            Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________.

      Applicable statements should be mailed to:______________________________.

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                  EXHIBIT F

                         FORM OF CUSTODIAL AGREEMENT

                             CUSTODIAL AGREEMENT

      THIS  CUSTODIAL  AGREEMENT  (as  amended and  supplemented  from time to time, the  "Agreement"),  dated as of October 30, 2006, by and among U.S. BANK
NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling
Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET MORTGAGE PRODUCTS,
INC., as company  (together  with any successor in interest,  the  "Company"),
RESIDENTIAL  FUNDING  COMPANY,  LLC,  as master  servicer  (together  with any successor in interest or  successor  under the Pooling  Agreement  referred to below,  the  "Master  Servicer")  and WELLS  FARGO  BANK,  N.A.,  as custodian
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                         W I T N E S S E T H T H A T:

      WHEREAS,  the Company,  the Master Servicer and the Trustee have entered into a  Pooling  and  Servicing  Agreement,  dated  as of  October  30,  2006, relating  to the  issuance  of  Residential  Asset  Mortgage  Products,  Inc.,
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RS6  (as  in
effect on the date of this Agreement,  the "Original  Pooling  Agreement," and as amended and supplemented from time to time, the "Pooling Agreement");

      WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the purposes of receiving and holding certain  documents and other instruments delivered by the Company and the Master Servicer under the Pooling  Agreement, all upon the terms and conditions and subject to the  limitations  hereinafter set forth;

      NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                 DEFINITIONS

      Capitalized  terms used in this  Agreement and not defined  herein shall
have  the  meanings  assigned  in  the  Original  Pooling  Agreement,   unless
otherwise required by the context herein.

ARTICLE II

                        CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1 Custodian  to Act as Agent:  Acceptance  of  Mortgage  Files.  The
Company and the Master  Servicer,  hereby  direct the Trustee to appoint Wells
Fargo Bank, N.A. as Custodian.  The Custodian,  as the duly appointed agent of the Trustee for these  purposes,  acknowledges  receipt of the Mortgage  Files relating to the Mortgage  Loans  identified  on the schedule  attached  hereto
(the  "Mortgage  Files") and declares that it holds and will hold the Mortgage
Files as agent for the  Trustee,  in  trust,  for the use and  benefit  of all present and future Certificateholders.

Section 2.2 Recordation of  Assignments.  If any Mortgage File includes one or more  assignments  of the related  Mortgage Loans to the Trustee that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real property  records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate  public office for real property  records each such  assignment  and,  upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3 Review of Mortgage Files.

(a)   On or prior to the Closing  Date,  the  Custodian  shall  deliver to the
Trustee an Initial  Certification  in the form annexed  hereto as  Exhibit One evidencing  receipt of a Mortgage  File for each  Mortgage  Loan listed on the
Schedule  attached hereto (the "Mortgage Loan  Schedule").  The parties hereto acknowledge  that certain  documents  referred to in  Subsection 2.01(b)(i) of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)   Within 45 days after the Closing  Date,  the Custodian  agrees,  for the benefit of Certificateholders,  to review each Mortgage File and to deliver to
the  Trustee  an  Interim   Certification   in  the  form  annexed  hereto  as
Exhibit Two  to  the  effect  that  all  documents  required  to be  delivered pursuant to  Section 2.01(b) of  the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such  Interim  Certification.  For  purposes of such  review,  the
Custodian  shall  compare the following  information  in each Mortgage File to the  corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original  principal balance.  In the event that any Mortgage Note or Assignment of Mortgage has been  delivered to the Custodian by the Company in blank,  the  Custodian,  upon the direction of the  Company,  shall  cause each such  Mortgage  Note to be endorsed to the
Trustee and each such  Assignment  of Mortgage to be  completed in the name of the  Trustee  prior  to the  date  on  which  such  Interim  Certification  is delivered  to the  Trustee.  Within  45  days  of  receipt  of  the  documents
required  to  be  delivered   pursuant  to   Section 2.01(b)  of  the  Pooling
Agreement,  the Custodian agrees,  for the benefit of the  Certificateholders, to review each such document,  and upon the written  request of the Trustee to deliver to the Trustee an updated  Schedule A  to the  Interim  Certification.
The  Custodian  shall be under no duty or  obligation  to  inspect,  review or
examine  said  documents,   instruments,   certificates  or  other  papers  to
determine  that the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have actually been recorded or that they are other  than  what  they  purport  to be on  their  face,  or  that  the MIN is accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or documents  constituting  a part of a Mortgage
File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the Custodian  shall promptly so notify the Company, the Master Servicer, and the Trustee.

(c)   Upon receipt of all documents  required to be in the Mortgage  Files the
Custodian  shall  deliver  to the  Trustee a Final  Certification  in the form annexed hereto as  Exhibit Three  evidencing the  completeness of the Mortgage
Files.

      Upon receipt of written  request  from the  Trustee,  the Company or the
Master  Servicer,  the  Custodian  shall  as soon as  practicable  supply  the
Trustee with a list of all of the  documents  relating to the  Mortgage  Loans required to be delivered pursuant to Section 2.01(b) of  the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4 Notification of Breaches of  Representations  and  Warranties.  If
the Custodian discovers,  in the course of performing its custodial functions, a breach of a  representation  or warranty made by the Master  Servicer or the
Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage  File,  the Custodian  shall give prompt written notice to the Company, the Master Servicer, and the Trustee.

Section 2.5 Custodian  to  Cooperate:  Release  of  Mortgage  Files.  Upon the
repurchase or  substitution of any Mortgage Loan pursuant to Article II of the
Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed
in  a  manner   customary  for  such  purposes,   the  Master  Servicer  shall
immediately  notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Exhibit Four  attached hereto or a mutually acceptable electronic  form) and shall request  delivery to it of the Mortgage  File. The
Custodian  agrees,  upon  receipt of such  Request  for  Release,  promptly to release to the  Master  Servicer  the  related  Mortgage  File.  Upon  written notification  of a  substitution,  the Master  Servicer  shall  deliver to the
Custodian  and the  Custodian  agrees to accept  the  Mortgage  Note and other documents  constituting  the  Mortgage  File  with  respect  to any  Qualified
Substitute Mortgage Loan, upon receiving written  notification from the Master
Servicer of such substitution.

      Upon receipt of a Request for Release from the Master  Servicer,  signed
by  a  Servicing   Officer,   stating  that  (i) the  Master   Servicer  or  a
Subservicer,  as the case  may be,  has made a  deposit  into the  Certificate
Account in payment for the purchase of the related  Mortgage Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the  Company has chosen to  substitute a Qualified  Substitute  Mortgage Loan for such Mortgage
Loan, the Custodian shall release to the Master Servicer the related  Mortgage
File.

      From time to time as is  appropriate  for the servicing or  foreclosures of any  Mortgage  Loan,  including,  for this  purpose,  collection  under any
Primary  Insurance  Policy or any Mortgage Pool Insurance  Policy,  the Master
Servicer  shall deliver to the  Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Mortgage File or such document to the Master  Servicer.  All
Mortgage  Files so  released  to the  Master  Servicer  shall be held by it in trust for the  Trustee  for the use and  benefit  of all  present  and  future
Certificateholders.  The Master  Servicer  shall cause each  Mortgage  File or any  document  therein so released to be  returned to the  Custodian  when the need  therefor  by the  Master  Servicer  no  longer  exists,  unless  (i) the
Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the
Mortgage  File or such  document has been  delivered  to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Master
Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing Officer  certifying as to the name and address of the Person to which such  Mortgage  File or such  document was  delivered and the purpose or purposes of such  delivery.  Immediately  upon  receipt of any  Mortgage  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment  to the Master Servicer,  confirming  receipt of such
Mortgage File.

      Upon the written  request of the Master  Servicer,  the  Custodian  will send to the Master Servicer  copies of any documents contained in the Mortgage
File.

Section 2.6 Assumption   Agreements.   In  the  event   that  any   assumption
agreement or substitution of liability  agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in  accordance  with the terms and provisions of the Pooling Agreement,  the Master Servicer shall notify the
Custodian that such  assumption or  substitution  agreement has been completed
by  forwarding   to  the   Custodian  the  original  of  such   assumption  or
substitution  agreement,  which  shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such  Mortgage File to the same extent as all other  documents  and  instruments  constituting  parts thereof.

ARTICLE III

                           CONCERNING THE CUSTODIAN

Section 3.1 Custodian  a Bailee  and Agent of the  Trustee.  With  respect  to each Mortgage Note,  Mortgage and other documents  constituting  each Mortgage
File which are delivered to the Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any Mortgage
Note or Mortgage for the benefit of any person  other than the Trustee,  holds such  documents for the benefit of the  Certificateholders  and  undertakes to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note,  Mortgage or other document  constituting a part of a Mortgage  File shall be delivered by the Custodian to the Company or the  Master  Servicer  or  otherwise  released  from  the  possession  of  the
Custodian.

      The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly  notify the Custodian in writing when a
MERS Mortgage Loan is no longer  registered  with and recorded  under MERS and
(ii) concurrently  with  any  such  deregistration  of a MERS  Mortgage  Loan, prepare,  execute and record an original  assignment  from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2 Indemnification.  The Company  hereby agrees to indemnify and hold the  Custodian  harmless  from and against all  claims,  liabilities,  losses, actions,  suits or  proceedings  at law or in equity,  or any other  expenses, fees or charges of any  character or nature,  which the Custodian may incur or with  which  the  Custodian  may be  threatened  by  reason  of its  acting as custodian under this  Agreement,  including  indemnification  of the Custodian against any and all  expenses,  including  attorney's  fees if counsel for the
Custodian  has been  approved by the Company,  and the cost of  defending  any action,  suit or  proceedings  or  resisting  any claim.  Notwithstanding  the foregoing,  it is  specifically  understood  and agreed  that in the event any such claim, liability,  loss, action, suit or proceeding or other expense, fee or charge  shall have been caused by reason of any  negligent  act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which
shall   constitute   a  willful   breach   of  its   duties   hereunder,   the
indemnification provisions of this Agreement shall not apply.

Section 3.3 Custodian May Own  Certificates.  The Custodian in its  individual or any other  capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4 Master  Servicer  to  Pay  Custodian's  Fees  and  Expenses.   The
Master Servicer  covenants  and  agrees to pay to the  Custodian  from time to time, and the Custodian shall be entitled to, reasonable  compensation for all services  rendered by it in the exercise and  performance of any of the powers and duties  hereunder of the  Custodian,  and the Master  Servicer will pay or reimburse  the  Custodian  upon  its  request  for  all  reasonable  expenses, disbursements  and advances  incurred or made by the  Custodian in  accordance with  any of the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its counsel and of all persons not regularly in its employ),  except any such  expense,  disbursement or advance as may arise from its negligence or bad faith.

Section 3.5 Custodian   May  Resign:   Trustee  May  Remove   Custodian.   The
Custodian may resign from the  obligations  and duties hereby  imposed upon it as such  obligations  and  duties  relate to its  acting as  Custodian  of the
Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee shall either  take  custody of the  Mortgage  Files  itself and give  prompt  notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor  Custodian shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      The Trustee,  at the  direction of the Master  Servicer and the Company, may remove the Custodian at any time,  with or without  cause.  In such event, the Trustee shall appoint,  or petition a court of competent  jurisdiction  to appoint, a successor Custodian  hereunder.  Any successor Custodian shall be a depository  institution  subject to  supervision  or examination by federal or state authority and shall be able to satisfy the other requirements  contained in  Section 3.7  and shall be  unaffiliated  with the Master  Servicer  or the
Company.

      Any  resignation  or  removal  of the  Custodian  and  appointment  of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the
Master  Servicer of the appointment of any successor  Custodian.  No successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6 Merger or  Consolidation  of Custodian.  Any Person into which the
Custodian  may be merged or  converted  or with which it may be  consolidated, or any Person resulting from any merger,  conversion or consolidation to which the Custodian  shall be a party,  or any Person  succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder,  without the execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such  successor is a depository  institution  subject to  supervision  or examination  by federal or state  authority  and is able to satisfy  the other requirements  contained in  Section 3.7  and is  unaffiliated  with the Master
Servicer or the Company.

Section 3.7 Representations   of   the   Custodian.   The   Custodian   hereby
represents  that it is a  depository  institution  subject to  supervision  or examination  by a federal  or state  authority,  has a  combined  capital  and surplus  of at  least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                        COMPLIANCE WITH REGULATION AB

Section 4.1 Intent  of  the  Parties;   Reasonableness.   The  parties  hereto
acknowledge  and agree that the purpose of this  Article IV  is to  facilitate compliance  by the Company with the  provisions  of  Regulation AB and related rules and  regulations of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these provisions  other than in good faith,  or for purposes  other than  compliance with the  Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange  Act. Each of the
parties  hereto  acknowledges  that  interpretations  of the  requirements  of
Regulation  AB may change  over time,  whether  due to  interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests made by the Company in good faith for delivery
of   information   under   these   provisions   on  the   basis  of   evolving
interpretations  of Regulation AB. The Custodian  shall  cooperate  reasonably with the Company to deliver to the Company  (including any of its assignees or designees),  any  and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith determination  of the  Company  to  permit  the  Company  to  comply  with the provisions of Regulation AB.

Section 4.2 Additional Representations and Warranties of the Custodian.

(a)   The Custodian  hereby  represents and warrants that the  information set forth under the caption  "Pooling  and  Servicing  Agreement--General--Custodial
Arrangements"  (the  "Custodian  Disclosure")  in the  Preliminary  Prospectus
Supplement  dated  October [__],  2006,  as supplemented  by  the  Preliminary
Supplement to Preliminary  Prospectus  Supplement,  dated October [__],  2006, and the Final Prospectus  Supplement dated,  October [__],  2006,  relating to the  Certificates  does not contain any untrue statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary in order to make the statements  therein, in the light of the circumstances under which they were made, not misleading.

(b)   The  Custodian  shall be deemed to  represent  to the  Company as of the date hereof and on each date on which  information  is provided to the Company under  Section 4.3  that,  except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its financial  condition that could have a  material  adverse  effect on the  performance  by it of its  Custodian obligations  under this Agreement or any other  Securitization  Transaction as
to  which  it  is  the  custodian;   (ii)  there  are  no  material  legal  or
governmental  proceedings  pending (or known to be  contemplated)  against it;
and (iii) there are no affiliations,  relationships  or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider  or other  material  transaction  party  (as such  terms  are used in
Regulation AB) relating to the Securitization  Transaction contemplated by the
Agreement,  as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

(c)   If so requested by the Company on any date  following  the Closing Date, the  Custodian  shall,  within five  Business  Days  following  such  request, confirm in writing the  accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this  Section or,  if any such  representation  and warranty  is not  accurate  as of  the  date  of  such  confirmation,  provide reasonably  adequate  disclosure of the pertinent  facts,  in writing,  to the requesting  party.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company shall have a reasonable basis for a determination that any of the  representations  and warranties may not be accurate.

Section 4.3 Additional  Information  to Be Provided by the  Custodian.  For so
long as the Certificates  are  outstanding,  for the purpose of satisfying the
Company's  reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or  governmental  proceedings  pending against the
Custodian  that would be  material to  Certificateholders,  and (b) provide to the  Company  a written  description  of such  proceedings.  Any  notices  and descriptions  required  under  this  Section 4.3  shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the  Custodian has  knowledge of the  occurrence of the relevant  event.
As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian  will be deemed to represent that any information  previously provided under this Section 4.3, if any, is materially  correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.4 Report on Assessment of Compliance and  Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

(a)   deliver  to the  Company  a report  (in form  and  substance  reasonably
satisfactory  to  the  Company)   regarding  the  Custodian's   assessment  of
compliance  with the  Servicing  Criteria  during  the  immediately  preceding calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and  Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the
Company  and  signed by an  authorized  officer  of the  Custodian,  and shall
address  each  of  the  Servicing   Criteria   specified  on  a  certification
substantially in the form of Exhibit Five hereto; and

(b)   deliver to the Company a report of a registered  public  accounting firm reasonably  acceptable  to the  Company  that  attests to, and reports on, the assessment of compliance  made by the Custodian and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3)  and 2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 4.5 Indemnification; Remedies.

(a)   The  Custodian  shall  indemnify  the  Company,  each  affiliate  of the
Company,  the Master  Servicer and each broker dealer  acting as  underwriter, placement  agent or initial  purchaser of the  Certificates or each Person who controls  any of  such  parties  (within  the  meaning  of  Section 15  of the
Securities  Act and  Section 20  of the  Exchange  Act);  and  the  respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)(A)      any untrue  statement of a material fact  contained or
alleged to be  contained  in the  Custodian  Disclosure  and any  information, report,  certification,  accountants'  attestation or other material  provided under this  Article IV  by or on behalf of the  Custodian  (collectively,  the
"Custodian Information"),  or (B) the omission or alleged omission to state in the  Custodian  Information  a  material  fact  required  to be  stated in the
Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances  under which they were made, not misleading;
or

      (ii)  any failure by the Custodian to deliver any  information,  report,
certification,   accountants'  attestation  or  other  material  when  and  as required under this Article IV.

(b)   In the case of any failure of  performance  described  in clause (ii) of
Section 4.5(a),  the Custodian  shall  promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information, report, certification,  accountants' letter or other material not delivered as required by the Custodian.

ARTICLE V

                           MISCELLANEOUS PROVISIONS

Section 5.1 Notices.  All  notices,  requests,  consents and demands and other communications  required  under  this  Agreement  or  pursuant  to  any  other instrument or document  delivered  hereunder  shall be in writing and,  unless otherwise specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof  (unless changed by the  particular  party  whose  address is stated  herein by similar notice in  writing),  in which case the notice will be deemed  delivered  when received.

Section 5.2 Amendments.  No  modification  or  amendment of or  supplement  to this Agreement  shall be valid or effective  unless the same is in writing and signed by all parties hereto, and none of the Company,  the Master Servicer or the Trustee shall enter into any  amendment  hereof except as permitted by the
Pooling  Agreement.  The Trustee  shall give prompt notice to the Custodian of any  amendment  or  supplement  to  the  Pooling  Agreement  and  furnish  the
Custodian with written copies thereof.

Section 5.3 GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT  MADE
UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE  CONSTRUED  AND  ENFORCED
IN ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT
REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF,  OTHER THAN SECTIONS 5-1401
AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4 Recordation  of Agreement.  To the extent  permitted by applicable law,  this  Agreement  is subject to  recordation  in all  appropriate  public offices for real  property  records in all the  counties  or other  comparable jurisdictions  in which any or all of the properties  subject to the Mortgages are  situated,  and  in any  other  appropriate  public  recording  office  or elsewhere,  such  recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of
Certificates  evidencing undivided interests in the aggregate of not less than
25% of the Trust Fund),  but only upon direction  accompanied by an Opinion of
Counsel reasonably  satisfactory to the Master Servicer to the effect that the failure to effect  such  recordation  is likely to  materially  and  adversely affect the interests of the Certificateholders.

      For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5 Severability  of Provisions.  If any one or more of the covenants, agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants, agreements,  provisions or terms
shall  be  deemed   severable  from  the  remaining   covenants,   agreements,
provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

                           [SIGNATURE PAGES FOLLOW]

            IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                                   U.S. BANK NATIONAL ASSOCIATION,
                                           as Trustee
U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107                        By:___________________________
                                                 Name:
Attn:   Structured   Finance/RAMP   Series       Title:
                                                2006-RS6
Address:                                   RESIDENTIAL ASSET MORTGAGE
                                           PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                           By:___________________________
                                                 Name:
                                                 Title:

Address:                                   RESIDENTIAL FUNDING COMPANY, LLC, a
                                           Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                           By:___________________________
                                                 Name:
                                                 Title:

Address:                                   WELLS FARGO BANK, N.A.

Mortgage Document Custody
One Meridian Crossings - Lower Level
Richfield, Minnesota 55423                 By:___________________________
                                                 Name:
                                                 Title:

                            )
                            )ss.:
                            )

            On the  _____  day of  ___________________,  2006,  before  me,  a
notary    public    in   and   for    said    State,    personally    appeared
____________________________,      known      to      me      to      be     a
_____________________________   of  U.S.  Bank  National   Association,   that
executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said national  banking  association and  acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                                ____________________________
                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the _____ day of  ________________,  2006,  before me, a notary
public     in     and     for     said     State,      personally     appeared
_____________________________,   known  to  me  to  be  a  Vice  President  of
Residential  Asset  Mortgage  Products,  Inc.,  one of the  corporations  that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                                ______________________________
                                                            Notary Public
[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the _____ day of  _______________,  2006,  before  me, a notary
public     in     and     for     said     State,     personally     appeared,
_____________________________,  known to me to be an Associate of  Residential
Funding  Company,  LLC,  one of the  corporations  that  executed  the  within instrument,  and also known to me to be the person who  executed  it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      ________________________
                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the _____ day of __________________,  2006, before me, a notary
public     in     and     for     said     State,      personally     appeared
______________________________,  known to me to be an Assistant Vice President of Wells Fargo Bank,  N.A., one of the  corporations  that executed the within instrument,  and also known to me to be the person who  executed  it on behalf of said  national  banking  association,  and  acknowledged  to me  that  such national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                                ______________________________
                                                Notary Public

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION

                                          _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-RS6

                  Re:   Custodial Agreement,  dated as of October 30, 2006, by
                        and among U.S. Bank National Association,  Residential
                        Asset Mortgage  Products,  Inc.,  Residential  Funding
                        Company,  LLC and Wells Fargo Bank, N.A.,  relating to
                        Mortgage  Asset-Backed  Pass-Through  Certificates,
                        Series 2006-RS6

Ladies and Gentlemen:

            In accordance with  Section 2.3 of the  above-captioned  Custodial
Agreement,   and  subject  to  Section 2.02  of  the  Pooling  Agreement,  the undersigned,  as Custodian,  hereby  certifies that it has received a Mortgage
File  (which  contains  an original  Mortgage  Note or an  original  Lost Note
Affidavit with a copy of the related  Mortgage Note) to the extent required in
Section 2.01(b) of  the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions  listed on Schedule
A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, N.A.

                                          By:_________________________________
                                          Name:
                                          Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                                          _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-RS6

                  Re:   Custodial Agreement,  dated as of October 30, 2006, by
                        and among U.S. Bank National Association,  Residential
                        Asset Mortgage  Products,  Inc.,  Residential  Funding
                        Company,  LLC and Wells Fargo Bank, N.A.,  relating to
                        Mortgage  Asset-Backed  Pass-Through  Certificates,
                        Series 2006-RS6

Ladies and Gentlemen:

            In accordance with  Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has
received   a   Mortgage   File   to   the   extent   required    pursuant   to
Section 2.01(b) of  the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the Mortgage File and  the  Mortgage  Loan  Schedule  and  has  determined  that:  all  required documents  have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  with  any exceptions listed on Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          By: ______________________________
                                          Name:
                                          Title:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                                          _______________________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attention: Structured Finance/RAMP Series 2006-RS6

                  Re:   Custodial Agreement,  dated as of October 30, 2006, by
                        and among U.S. Bank National Association,  Residential
                        Asset Mortgage  Products,  Inc.,  Residential  Funding
                        Company,  LLC and Wells Fargo Bank, N.A.,  relating to
                        Mortgage  Asset-Backed  Pass-Through  Certificates,
                        Series 2006-RS6

Ladies and Gentlemen:

            In accordance with  Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Mortgage  File with  respect to each  Mortgage  Loan  listed in the
Mortgage  Loan Schedule and it has reviewed the Mortgage File and the Mortgage
Loan Schedule and has determined that: all required  documents  referred to in
Section 2.01(b) of  the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, N.A.

                                          By: _____________________________
                                          Name:
                                          Title:

                                 EXHIBIT FOUR

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________
___________________________
Name
___________________________
Title
___________________________
Date

                                 EXHIBIT FIVE

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment of  compliance  to be delivered by the  Custodian  shall address, at a minimum, the criteria identified below as "Applicable  Servicing
Criteria":

------------------------------------------------------------------------------
                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  REFERENCE                      CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                     GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(i) Policies  and   procedures  are  instituted  to
              monitor any  performance  or other triggers and
              events  of  default  in  accordance   with  the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(ii)If  any  material   servicing   activities  are
              outsourced  to  third  parties,   policies  and
              procedures  are instituted to monitor the third
              party's  performance  and compliance  with such
              servicing activities.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iiiAny requirements in the transaction  agreements to  maintain  a back-up  servicer  for the pool
              assets are maintained.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iv)A  fidelity   bond  and  errors  and  omissions
              policy is in effect on the party  participating
              in  the  servicing   function   throughout  the
              reporting  period  in the  amount  of  coverage
              required by and  otherwise in  accordance  with
              the terms of the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i) Payments on pool assets are deposited  into the
              appropriate   custodial   bank   accounts   and
              related  bank  clearing  accounts  no more than
              two business days  following  receipt,  or such
              other   number   of  days   specified   in  the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)Disbursements  made via wire transfer on behalf of an obligor or to an  investor  are made only
              by authorized personnel.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(iiiAdvances  of  funds  or  guarantees   regarding
              collections,  cash flows or distributions,  and
              any  interest  or other fees  charged  for such
              advances,  are made,  reviewed  and approved as
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              The related accounts for the transaction,  such
              as   cash   reserve    accounts   or   accounts
              established       as      a       form       of
              overcollateralization,      are      separately
              maintained  (e.g.,  with respect to commingling
              of  cash)  as  set  forth  in  the  transaction
1122(d)(2)(iv)agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v) Each  custodial  account  is  maintained  at  a federally  insured  depository  institution  as
              set forth in the  transaction  agreements.  For
              purposes of this criterion,  "federally insured
              depository   institution"  with  respect  to  a
              foreign  financial  institution means a foreign
              financial    institution    that    meets   the
              requirements   of  Rule   13k-1(b)(1)   of  the
              Securities Exchange Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vi)Unissued   checks  are  safeguarded  so  as  to
              prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(viiReconciliations   are  prepared  on  a  monthly
              basis for all asset-backed  securities  related
              bank  accounts,  including  custodial  accounts
              and  related  bank  clearing  accounts.   These
              reconciliations    are    (A)    mathematically
              accurate;  (B) prepared within 30 calendar days
              after the bank  statement  cutoff date, or such
              other   number   of  days   specified   in  the
              transaction   agreements;   (C)   reviewed  and
              approved  by someone  other than the person who
              prepared  the  reconciliation;  and (D) contain
              explanations  for  reconciling   items.   These
              reconciling   items  are  resolved   within  90
              calendar     days     of     their     original
              identification,  or such  other  number of days
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i) Reports  to  investors,  including  those to be filed with the  Commission,  are  maintained in
              accordance with the transaction  agreements and
              applicable       Commission       requirements.
              Specifically,  such reports (A) are prepared in
              accordance  with timeframes and other terms set
              forth  in  the  transaction   agreements;   (B)
              provide  information  calculated  in accordance
              with the  terms  specified  in the  transaction
              agreements;  (C) are filed with the  Commission
              as required by its rules and  regulations;  and
              (D)  agree  with  investors'  or the  trustee's
              records  as  to  the  total  unpaid   principal
              balance and number of pool  assets  serviced by
              the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)Amounts  due to  investors  are  allocated  and
              remitted   in   accordance   with   timeframes,
              distribution   priority  and  other  terms  set
              forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements  made to an  investor  are posted
              within  two  business  days  to the  servicer's
              investor records,  or such other number of days
1122(d)(3)(iiispecified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Amounts  remitted to investors per the investor
              reports agree with cancelled  checks,  or other
1122(d)(3)(iv)form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i) Collateral   or  security  on  pool  assets  is       |X|
              maintained  as  required  by  the   transaction
              agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool   assets   and   related   documents   are
              safeguarded  as  required  by  the  transaction       |X|
1122(d)(4)(ii)agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iiiAny  additions,  removals or  substitutions  to the asset pool are made,  reviewed and approved
              in   accordance    with   any   conditions   or
              requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)Payments   on  pool   assets,   including   any
              payoffs,  made in  accordance  with the related
              pool   asset   documents   are  posted  to  the
              servicer's  obligor records  maintained no more
              than two business days after  receipt,  or such
              other   number   of  days   specified   in  the
              transaction   agreements,   and   allocated  to
              principal,   interest  or  other  items  (e.g.,
              escrow) in  accordance  with the  related  pool
              asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v) The  servicer's   records  regarding  the  pool
              assets agree with the  servicer's  records with
              respect  to  an  obligor's   unpaid   principal
              balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)Changes  with respect to the terms or status of
              an   obligor's    pool   asset   (e.g.,    loan
              modifications or re-agings) are made,  reviewed
              and   approved  by   authorized   personnel  in
              accordance with the transaction  agreements and
              related pool asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiLoss  mitigation  or  recovery  actions  (e.g., forbearance  plans,  modifications and deeds in
              lieu   of   foreclosure,    foreclosures    and
              repossessions,  as  applicable)  are initiated,
              conducted and concluded in accordance  with the
              timeframes  or other  requirements  established
              by the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiRecords  documenting   collection  efforts  are
              maintained  during  the  period a pool asset is
              delinquent in accordance  with the  transaction
              agreements.  Such records are  maintained on at
              least a monthly  basis,  or such  other  period
              specified in the  transaction  agreements,  and
              describe the entity's  activities in monitoring
              delinquent pool assets including,  for example,
              phone calls,  letters and payment  rescheduling
              plans  in cases  where  delinquency  is  deemed
              temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(ix)Adjustments  to  interest  rates  or  rates  of return for pool assets with variable  rates are
              computed   based  on  the  related  pool  asset
              documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(x) Regarding  any  funds  held  in  trust  for  an obligor  (such as  escrow  accounts):  (A) such
              funds  are  analyzed,  in  accordance  with the
              obligor's pool asset documents,  on at least an
              annual  basis,  or such other period  specified
              in the transaction agreements;  (B) interest on
              such funds is paid,  or  credited,  to obligors
              in  accordance   with   applicable  pool  asset
              documents  and state  laws;  and (C) such funds
              are returned to the obligor  within 30 calendar
              days  of full  repayment  of the  related  pool
              asset,  or such other number of days  specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xi)Payments  made on behalf of an obligor (such as tax  or  insurance  payments)  are  made  on or
              before  the  related   penalty  or   expiration
              dates,  as indicated on the  appropriate  bills
              or notices  for such  payments,  provided  that
              such support has been  received by the servicer
              at  least  30  calendar  days  prior  to  these
              dates,  or such other number of days  specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xiiAny late payment  penalties in connection  with any  payment to be made on behalf of an obligor
              are paid  from  the  servicer's  funds  and not
              charged  to  the   obligor,   unless  the  late
              payment  was  due to  the  obligor's  error  or
              omission.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements  made on behalf of an obligor are
              posted   within  two   business   days  to  the
              obligor's  records  maintained by the servicer,
              or such other  number of days  specified in the
1122(d)(4)(xiitransaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xivDelinquencies,  charge-offs  and  uncollectible
              accounts   are   recognized   and  recorded  in
              accordance with the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Any  external  enhancement  or  other  support,
              identified  in Item  1114(a)(1)  through (3) or
              Item 1115 of  Regulation  AB, is  maintained as
1122(d)(4)(xv)set forth in the transaction agreements.
------------------------------------------------------------------------------

                                  EXHIBIT G

                            MORTGAGE LOAN SCHEDULE

                              [On file with RFC]

                                  EXHIBIT H
                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.
            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other:

Name____________________________

Title___________________________

Date____________________________

                                 EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) ss.:
COUNTY OF         )

 [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants as follows:

      1.    That he is  [Title  of  Officer]  of [Name of  Owner]  (record  or beneficial  owner  of the  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series  _______,   Class  R[-__]  (the  "Owner")),   a  [savings  institution]
[corporation]  duly  organized and existing  under the laws of [the State of ]
[the United States], on behalf of which he makes this affidavit and agreement.

      2.    That  the  Owner  (i) is  not  and  will  not  be a  "disqualified organization"  or an  electing  large  partnership  as of [date  of  transfer]
within  the  meaning  of  Sections 860E(e)(5) and  775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the  "Code") or an electing  large partnership under  Section 775(a) of  the Code,  (ii) will  endeavor to remain other  than  a  disqualified  organization  for  so  long  as it  retains  its ownership  interest in the Class R[-__]  Certificates,  and (iii) is acquiring the Class  R[-__]  Certificates  for its own  account  or for the  account  of another  Owner  from which it has  received  an  affidavit  and  agreement  in substantially  the  same  form as this  affidavit  and  agreement.  (For  this purpose,  a "disqualified  organization"  means an electing large  partnership under  Section 775  of the Code,  the United  States,  any state or  political subdivision  thereof,  any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or
any  foreign   government,   international   organization  or  any  agency  or
instrumentality  of  such  foreign  government  or  organization,   any  rural
electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income tax unless such  organization is subject to the tax on unrelated  business taxable income).

      3.    That the Owner is aware  (i) of  the tax that  would be imposed on transfers  of  Class R[-__]  Certificates  to  disqualified  organizations  or electing large partnerships,  under the Code, that applies to all transfers of
Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be
on  the   transferor   (or,  with  respect  to  transfers  to  electing  large
partnerships,  on each such  partnership),  or, if such transfer is through an
agent  (which  person   includes  a  broker,   nominee  or  middleman)  for  a
disqualified  organization,  on the agent;  (iii) that  the person (other than with respect to transfers to electing  large  partnerships)  otherwise  liable for the tax  shall be  relieved  of  liability  for the tax if the  transferee
furnishes  to  such  person  an  affidavit   that  the  transferee  is  not  a
disqualified  organization and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit is false;  and (iv) that the Class
R[-__]  Certificates  may  be  "noneconomic  residual  interests"  within  the meaning of Treasury regulations  promulgated pursuant to the Code and that the transferor  of a  noneconomic  residual  interest  will remain  liable for any taxes due with  respect to the  income on such  residual  interest,  unless no
significant   purpose  of  the  transfer  was  to  impede  the  assessment  or collection of tax.

      4.    That the  Owner is aware  of the tax  imposed  on a  "pass-through entity" holding Class R[-__]  Certificates if either the  pass-through  entity is an electing large  partnership  under  Section 775 of the Code or if at any time  during  the  taxable  year of the  pass-through  entity  a  disqualified organization  is the record  holder of an interest in such  entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company, a real estate  investment  trust or common trust fund, a  partnership,  trust or estate, and certain cooperatives.)

      5.    The  Owner is either  (i) a  citizen  or  resident  of the  United
States,  (ii) a  corporation,   partnership  or  other  entity  treated  as  a
corporation or a partnership for U.S. federal  income tax purposes and created or organized in or under the laws of the United  States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a
United  States person under any  applicable  Treasury  regulations),  (iii) an estate that is  described  in  Section 7701(a)(30)(D) of  the Code,  or (iv) a
trust that is described in Section 7701(a)(30)(E) of the Code.

      6.    The Owner  hereby  agrees  that it will not cause  income from the
Class  R[-__]   Certificates  to  be  attributable  to  a  foreign   permanent
establishment  or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner of another United States taxpayer.

      7.    That the Owner is aware that the  Trustee  will not  register  the transfer of any  Class R[-  __]  Certificates  unless the  transferee,  or the transferee's  agent,  delivers to it an affidavit and  agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The
Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

      8.    That the  Owner has  reviewed  the  restrictions  set forth on the
face   of   the    Class R[-__]    Certificates    and   the   provisions   of
Section 5.02(f) of  the Pooling and Servicing  Agreement under which the Class
R[-__]   Certificates   were  issued  (in   particular,   clauses (iii)(A) and
(iii)(B) of  Section 5.02(g) which  authorize the Trustee to deliver  payments to a person  other  than the  Owner  and  negotiate  a  mandatory  sale by the
Trustee  in the  event the Owner  holds  such  Certificates  in  violation  of
Section 5.02(e)).  The  Owner  expressly  agrees  to be bound by and to comply with such restrictions and provisions.

      9.    That  the  Owner  consents  to  any  additional   restrictions  or
arrangements  that  shall be  deemed  necessary  upon  advice  of  counsel  to
constitute  a  reasonable   arrangement   to  ensure  that  the  Class  R[-__]
Certificates will only be owned,  directly or indirectly,  by an Owner that is not a disqualified organization.

      10.   The Owner's Taxpayer Identification Number is ________________.

      11.   This  affidavit  and  agreement  relates  only to the Class R[-__]
Certificates  held by the  Owner  and not to any  other  holder  of the  Class
R[-__]  Certificates.  The Owner  understands  that the liabilities  described herein relate only to the Class R[-__] Certificates.

      12.   That no purpose of the Owner  relating  to the  transfer of any of the  Class  R[-__]  Certificates  by the  Owner  is or will be to  impede  the assessment or collection of any tax; in making this representation,  the Owner
warrants   that  the   Owner  is   familiar   with   (i) Treasury   Regulation
Section 1.860E-1(c) and  recent amendments  thereto,  effective as of July 19,
2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

      13.   That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any  United  States  taxes  owed by it so long as any of the  Certificates  remain  outstanding.  In  this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it  acquired  the
Class R[-__]  Certificate  that the Owner intends to pay taxes associated with
holding   such  Class  R[-  __]   Certificate   as  they  become  due,   fully
understanding  that it may incur tax  liabilities  in excess of any cash flows generated by the Class R[-__] Certificate.

      14.   That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy  proceeding  for so long as any of the Class R[-__] Certificates remain outstanding.

      15.   (a)   The  Owner is not an  employee  benefit  plan or other  plan subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security Act of 1974,  as amended  ("ERISA"),  or  Section 4975 of the
Code  (each,  a "Plan"),  or any Person  (including,  without  limitation,  an insurance  company  investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the  meaning  of  the  U.S. Department  of  Labor  regulation  promulgated  at
29 C.F.R.ss. 2510.3-101,  as modified by Section  3(42) of ERISA,  of any Plan
(each, a "Plan Investor") to effect such acquisition; or

            (b)   The Owner has provided the Trustee,  the  Depositor  and the
Master Servicer  with an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee, the Depositor,  the Master Servicer to
the effect that the  purchase  and  holding of Class  R[-__]  Certificates  is permissible  under  applicable  law,  will not  constitute  or  result  in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975  of the Code) in addition to those  undertaken in the Pooling and
Servicing  Agreement,  which opinion of counsel shall not be an expense of the
Trustee, the Depositor or the Master Servicer.

      In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates  to any  transferee  unless either such transferee  meets the  requirements set forth in either (a) or (b)
above.

      Capitalized  terms used but not defined  herein  shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its
[Title of Officer] and its corporate  seal to be hereunto  attached,  attested by its [Assistant]  Secretary,  this  ________day of  _______________________,
200___.

                                          [NAME OF OWNER]

                                          By:
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

      Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who  executed the  foregoing  instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he executed  the  same as his  free act and deed and the free act and deed of the
Owner.

      Subscribed  and sworn  before me this  _____ day of  __________________,
200 ___.

                                          NOTARY PUBLIC

                                          COUNTY OF

                                          STATE OF

                                          My Commission  expires the _____ day
                                          of ______________________, 20__ .

                                  EXHIBIT 1

DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY:    This document contains final  regulations  relating to safe harbor
transfers  of  noneconomic   residual   interests  in  real  estate   mortgage
investment  conduits  (REMICs).   The  final  regulations  provide  additional
limitations  on the  circumstances  under  which  transferors  may claim  safe harbor treatment.

DATES:      Effective Date: These regulations are effective July 19, 2002.

Applicability Date:     For     dates    of     applicability,     see    Sec.
1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

      The  collection of information in this final rule has been reviewed and, pending receipt and evaluation of public  comments,  approved by the Office of
Management and Budget (OMB) under 44 U.S.C.  3507 and assigned  control number
1545-1675.

      The  collection of information  in this  regulation is in Sec.  1.860E -
1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.

      The collection of  information is mandatory and is required.  Otherwise, the  taxpayer  will not  receive  the  benefit  of safe  harbor  treatment  as provided in the  regulation.  The likely  respondents are businesses and other for-profit institutions.

      Comments on the collection of  information  should be sent to the Office of  Management  and  Budget,  Attn:  Desk  Officer for the  Department  of the
Treasury,  Office of  Information  and  Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to  the  Internal  Revenue  Service,  Attn: IRS  Reports
Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the
collection of information  should be received by September 17, 2002.  Comments are specifically requested concerning:

      Whether  the  collection  of  information  is  necessary  for the proper performance  of the  functions  of the  Internal  Revenue  Service,  including whether the information will have practical utility;

      The accuracy of the estimated  burden  associated with the collection of information (see below);

      How  the  quality,  utility,  and  clarity  of  the  information  to  be collected may be enhanced;

      How the burden of complying with the  collection of  information  may be
minimized,   including   through  the  application  of  automated   collection
techniques or other forms of information technology;  and Estimates of capital or  start-up  costs and  costs of  operation,  maintenance,  and  purchase  of service to provide information.

      An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection  of  information  unless it displays a valid  control number assigned by the Office of Management and Budget.

      The estimated total annual  reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated  average annual burden hours per respondent of one hour.

      Books  or  records  relating  to a  collection  of  information  must be retained as long as their contents may become  material in the  administration
of  any  internal  revenue  law.   Generally,   tax  returns  and  tax  return
information are confidential, as required by 26 U.S.C. 6103.

BACKGROUND

      This  document  contains  final   regulations   regarding  the  proposed
amendments to 26 CFR part 1 under  section 860E  of the Internal  Revenue Code
(Code). The regulations  provide the circumstances under which a transferor of
a  noneconomic   REMIC  residual   interest  meeting  the   investigation  and
representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

      Final  regulations  governing  REMICs,  issued  in 1992,  contain  rules governing the transfer of noneconomic REMIC residual interests.  In general, a transfer  of a  noneconomic  residual  interest  is  disregarded  for  all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede  the  assessment  or  collection  of tax.  A purpose  to impede  the
assessment  or  collection  of  tax  (a  wrongful   purpose)   exists  if  the
transferor,  at the time of the  transfer,  either  knew or should  have known that the  transferee  would be  unwilling  or  unable  to pay taxes due on its share of the REMIC's taxable income.

      Under a safe harbor,  the  transferor  of a REMIC  noneconomic  residual interest is presumed not to have a wrongful  purpose if two  requirements  are satisfied:  (1) the  transferor  conducts a  reasonable  investigation  of the transferee's financial condition (the investigation requirement);  and (2) the transferor  secures a  representation  from the  transferee to the effect that the  transferee  understands  the tax  obligations  associated  with holding a
residual  interest  and  intends  to  pay  those  taxes  (the   representation
requirement).

      The IRS and  Treasury  have  been  concerned  that some  transferors  of noneconomic  residual  interests  claim they  satisfy  the safe harbor even in
situations   where  the  economics  of  the  transfer   clearly  indicate  the
transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the
Federal Register (65 FR 5807) a notice of proposed rulemaking  (REG-100276-97;
REG-122450-98) designed  to clarify  the safe  harbor by adding  the  "formula test," an  economic  test.  The  proposed  regulation  provides  that the safe harbor  is  unavailable  unless  the  present  value  of the  anticipated  tax liabilities  associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration  given to the transferee to
acquire  the  interest;   (2) the   present  value  of  the  expected   future
distributions  on the interest;  and (3) the  present value of the anticipated tax  savings  associated  with  holding the  interest  as the REMIC  generates losses.

      In  January 2001,  the IRS published Rev. Proc.  2001-12  (2001-3 I.R.B.
335) to set forth an alternative  safe harbor that  taxpayers  could use while the IRS and the  Treasury  considered  comments on the  proposed  regulations.
Under the alternative  safe harbor,  if a transferor  meets the  investigation requirement and the representation  requirement but the transfer fails to meet the formula test,  the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset  test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of  transfer,  the  transferee's  gross  assets exceed  $100  million  and its net assets  exceed $10  million.  A  transferee generally  meets the second  prong of this test if it is a  domestic,  taxable corporation  and agrees in writing not to transfer  the interest to any person other than another  domestic,  taxable  corporation  that also  satisfies  the requirements of the asset test. A transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement  to limit the  restrictions  on  subsequent transfers of the residual interest.

      Rev.  Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic  residual interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign  source  income,  and that, as a  consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign tax credits.  Such a claim would impede the  assessment  or collection of U.S. tax on excess inclusion income,  contrary to the congressional purpose of  assuring  that such  income  will be taxable  in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

      The  Treasury   and  the  IRS  have   learned  that  certain   taxpayers
transferring   noneconomic   residual   interests  to  foreign  branches  have
attempted  to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion income.  Accordingly,  the final  regulations  provide  that if a  noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a  U.S. taxpayer,  the  transfer is not eligible for safe harbor treatment  under  either  the  asset  test  or the  formula  test.  The  final regulations  also  require a transferee  to  represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign permanent establishment or fixed base.

      Section 1.860E  -1(c)(8) provides  computational  rules  that a taxpayer
may  use  to  qualify  for  safe  harbor   status  under  the  formula   test.
Section 1.860E-1(c)(8)(1) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  section 11(b).  Some commentators  were  concerned that this presumed rate of taxation was too high because  it  does  not  take  into  consideration  taxpayers  subject  to  the alternative  minimum  tax  rate.  In  light  of the  comments  received,  this provision  has  been  amended  in  the  final  regulations  to  allow  certain transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

      Additionally, Sec.  1.860E-1(c)(8)(iii) provides that the present values in the  formula  test are to be  computed  using a discount  rate equal to the applicable  Federal short-term rate prescribed by  section 1274(d).  This is a
change  from  the  proposed  regulation  and   Rev. Proc. 2001-12.   In  those
publications  the provision  stated that "present  values are computed using a
discount   rate  equal  to  the   applicable   Federal  rate   prescribed   in
section 1274(d) compounded  semiannually"  and that "[a] lower  discount  rate may be used if the transferee can demonstrate  that it regularly  borrows,  in the  course of its trade or  business,  substantial  funds at such  lower rate from an  unrelated  third  party." The IRS and the  Treasury  Department  have learned that, based on this provision,  certain taxpayers have been attempting to use  unrealistically  low or zero  interest  rates to satisfy  the  formula
test,  frustrating  the  intent  of  the  test.   Furthermore,   the  Treasury
Department  and the IRS believe  that a rule  allowing for a rate other than a rate based on an objective index would add unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a transferee to use a lower discount  rate, if the  transferee  can  demonstrate that it  regularly  borrows  substantial  funds  at such  lower  rate,  is not included in the final  regulations;  and the Federal  short-term rate has been
substituted   for  the  applicable   Federal  rate.  To  simplify   taxpayers'
computations,  the  final  regulations  allow  use of  any  of  the  published short-term  rates,  provided  that the  present  values  are  computed  with a corresponding  period of  compounding.  With the  exception of the  provisions relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation and Rev.
Proc. 2001-12 for transfers occurring before August 19, 2002.

      Effect on Other  Documents.  Rev. Proc.  2001-12 (2001-3 I.R.B.  335) is
obsolete for transfers of noneconomic  residual  interests in REMICs occurring on or after August 19, 2002.

SPECIAL ANALYSES

      It  is  hereby  certified  that  these   regulations  will  not  have  a
significant  economic impact on a substantial  number of small entities.  This certification  is based on the fact  that it is  unlikely  that a  substantial number of small  entities will hold REMIC  residual  interests.  Therefore,  a
Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5
U.S.C.  chapter 6) is not required.  It has been determined that this Treasury decision is not a significant  regulatory action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not required. It also has been determined that  sections 553(b) and  553(d) of the  Administrative  Procedure
Act (5 U.S.C. chapter 5) do not apply to these regulations.

DRAFTING INFORMATION

      The  principal  author  of these  regulations  is  Courtney  Shepardson.
However, other personnel from the IRS and Treasury Department  participated in their development.

LIST OF SUBJECTS

      26 CFR Part 1

            Income taxes, Reporting and record keeping requirements.

      26 CFR Part 602

            Reporting and record keeping requirements.

            Adoption of Amendments to the Regulations.

      Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

      Paragraph  1. The  authority  citation  for part 1 continues  to read in part as follows:

      Authority: 26 U.S.C. 7805

                                       * * *

                                 EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE

                                          __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RS6, Class R-[     ]

Ladies and Gentlemen:

            This letter is  delivered to you in  connection  with the transfer
by        _______________________________        (the       "Seller")       to
_______________________________  (the "Purchaser") of  $_____________  Initial
Certificate   Principal   Balance  of   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-RS6, Class R-[__] (the "Certificates"),  pursuant to
Section 5.02  of  the  Pooling  and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 30, 2006 among  Residential Asset
Mortgage  Products,  Inc.,  as seller  (the  "Company"),  Residential  Funding
Company,  LLC, as master  servicer,  and U.S.  Bank National  Association,  as trustee  (the  "Trustee").  All terms used  herein and not  otherwise  defined shall have the  meanings  set forth in the  Pooling and  Servicing  Agreement.
The Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

            1.    No purpose of the Seller  relating  to the  transfer  of the
Certificate  by the  Seller  to the  Purchaser  is or  will be to  impede  the assessment or collection of any tax.

            2.    The Seller  understands  that the Purchaser has delivered to the Trustee and the Master Servicer a transfer  affidavit and agreement in the form  attached to the Pooling and  Servicing  Agreement  as  Exhibit I-1.  The
Seller does not know or believe that any  representation  contained therein is false.

            3.    The  Seller  has at the  time of the  transfer  conducted  a reasonable  investigation  of the  financial  condition  of the  Purchaser  as
contemplated  by  Treasury Regulations  Section 1.860E-1(c)(4)(i) and,   as  a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid  its  debts  as  they  become  due and  has  found  no significant  evidence to indicate that the Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer  of a Class R  Certificate  may not be  respected  for United  States income  tax  purposes  (and the Seller  may  continue  to be liable for United
States  income taxes  associated  therewith)  unless the Seller has  conducted such an investigation.

            4.    The  Seller  has  no  actual  knowledge  that  the  proposed
Purchaser is not both a United States Person and a Permitted Transferee.

                                          Very truly yours,

                                          (Seller)

                                          By:_______________________________
                                          Name:
                                          Title:

                                  EXHIBIT J

                    FORM OF INVESTOR REPRESENTATION LETTER

                            ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RS6, [Class SB]

Ladies and Gentlemen:

            _________________________  (the  "Purchaser")  intends to purchase
from   ___________________________   (the  "Seller")   $_____________  Initial
Certificate   Principal   Balance  of   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-RS6, Class SB (the "Certificates"),  issued pursuant
to  the  Pooling  and   Servicing   Agreement   (the  "Pooling  and  Servicing
Agreement"),  dated as of October 30, 2006 among  Residential  Asset  Mortgage
Products,  Inc., as seller (the "Company"),  Residential Funding Company, LLC,
as  master   servicer  (the  "Master   Servicer"),   and  U.S.  Bank  National
Association,  as  trustee  (the  "Trustee").  All terms  used  herein  and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1.    The Purchaser  understands  that (a) the  Certificates
            have not been and will not be  registered  or qualified  under the
            Securities  Act of  1933,  as amended  (the  "Act")  or any  state securities law,  (b) the Company is not required to so register or qualify the Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the  Certificates and (e) the  Certificates  will bear a legend to the foregoing effect.

                  2.    The  Purchaser is acquiring the  Certificates  for its
            own  account  for  investment  only  and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would  violate  the Act or any  applicable  state  securities laws.

                  3.    The  Purchaser  is  (a) a  substantial,  sophisticated
            institutional  investor  having such  knowledge and  experience in financial  and  business  matters,  and,  in  particular,  in such matters related to securities  similar to the  Certificates,  such that  it  is  capable  of  evaluating  the  merits  and  risks  of investment  in the  Certificates,  (b) able  to bear the  economic risks  of such an  investment  and  (c) an  "accredited  investor"
            within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.    The Purchaser has been furnished  with, and has had an
            opportunity  to  review  (a) [a  copy  of  the  Private  Placement
            Memorandum,  dated  ___________________,  20__,  relating  to  the
            Certificates  (b)] a copy of the Pooling and  Servicing  Agreement and [b] [c] such other  information  concerning the  Certificates, the  Mortgage  Loans and the Company as has been  requested by the
            Purchaser  from the  Company or the Seller and is  relevant to the
            Purchaser's  decision to purchase the Certificates.  The Purchaser has had any  questions  arising  from such review  answered by the
            Company or the Seller to the  satisfaction  of the Purchaser.  [If the  Purchaser did not purchase the  Certificates  from the Seller in connection with the initial  distribution  of the  Certificates and was provided with a copy of the Private  Placement  Memorandum
            (the  "Memorandum")  relating to the original sale (the  "Original
            Sale")  of  the   Certificates  by  the  Company,   the  Purchaser
            acknowledges  that  such  Memorandum  was  provided  to it by  the
            Seller,  that the  Memorandum  was prepared by the Company  solely for use in  connection  with the Original Sale and the Company did not  participate  in or  facilitate in any way the purchase of the
            Certificates  by the Purchaser from the Seller,  and the Purchaser agrees  that it will  look  solely  to the  Seller  and not to the
            Company  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with (a) error or
            omission,   or  alleged  error  or  omission,   contained  in  the
            Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

                  5.    The  Purchaser  has  not  and  will  not  nor  has  it
            authorized or will it authorize  any person to (a) offer,  pledge, sell,  dispose  of or  otherwise  transfer  any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any  manner,  (c) otherwise  approach  or  negotiate with respect to any  Certificate,  any interest in any Certificate or any other  similar  security  with any  person  in any  manner,
            (d) make any general  solicitation by means of general advertising or in any other manner or (e) take any other  action,  that (as to any of (a) through  (e) above)  would constitute a distribution of any  Certificate  under the Act, that would render the disposition of any  Certificate  a violation  of  Section 5  of the Act or any state  securities  law,  or that  would  require  registration  or qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser   hereby   certifies,   represents  and
            warrants to, and covenants  with the Trustee,  the Company and the
            Master  Servicer that the  following  statements in (a) or (b) are correct:

                        (a)   The  Purchaser  is not an employee  benefit plan
                  or  other  plan  subject  to  the   prohibited   transaction
                  provisions of the Employee  Retirement  Income  Security Act of  1974,  as  amended  ("ERISA"),  or  Section 4975  of the
                  Internal  Revenue  Code of 1986,  as  amended  (the  "Code")
                  (each,  a  "Plan"),   or  any  Person  (including,   without
                  limitation,  an  insurance  company  investing  its  general account,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using "plan assets,"  within the
                  meaning   of  the   U.S. Department   of  Labor   regulation
                  promulgated  at  29 C.F.R. ss. 2510.3-101,  as  modified  by
                  Section  3(42)  of  ERISA,   of  any  Plan  (each,  a  "Plan
                  Investor"), to effect such acquisition; or

                        (b)   The  Purchaser  has provided  the  Trustee,  the
                  Company and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the
                  Trustee,  the Company and the  Master Servicer to the effect that  the  purchase  and  holding  of  the  Certificates  is permissible  under  applicable  law, will not  constitute or
                  result  in  any  non-exempt  prohibited   transaction  under
                  Section 406  of  ERISA  or  Section 4975  of  the  Code  (or
                  comparable  provisions  of any  subsequent  enactments)  and
                  will  not   subject   the   Trustee,   the  Company  or  the
                  Master Servicer  to any  obligation or liability  (including obligations or liabilities  under ERISA or  Section 4975  of the Code) in  addition  to those  undertaken  in the Pooling and Servicing Agreement,  which opinion of counsel shall not
                  be  an  expense  of  the   Trustee,   the   Company  or  the
                  Master Servicer.

       In addition,  the Purchaser hereby  certifies,  represents and warrants to, and  covenants  with,  the Trustee,  the Company and the Master  Servicer that the  Purchaser  will not transfer  the  Certificates  to any  transferee unless such transferee  meets the requirements set forth in either (a) or (b)
 above.

                                          Very truly yours,

                                          (Purchaser)

                                          By: _______________________________
                                          Name:
                                          Title:

                                  EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                           ___________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RS6, [Class SB]

Ladies and Gentlemen:

            In  connection  with the sale by ______________ (the  "Seller") to
 ____________________(the  "Purchaser")  of  $___________ Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,  Series
2006-RS6,  Class SB (the  "Certificates"),  issued pursuant to the Pooling and
Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated as of
October 30,  2006 among Residential Asset Mortgage  Products,  Inc., as seller
(the "Company"),  Residential  Funding Company,  LLC, as master servicer,  and
U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  The  Seller hereby certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither   the  Seller   nor  anyone   acting  on  its  behalf  has
(a) offered,   pledged,   sold,  disposed  of  or  otherwise  transferred  any
Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) has  solicited  any offer to buy or to accept a pledge, disposition or other transfer of any Certificate,  any interest in any
Certificate  or any other  similar  security  from any  person in any  manner,
(c) has  otherwise  approached or negotiated with respect to any  Certificate, any interest in any Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through  (e) above)  would  constitute a distribution of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Pooling and Servicing Agreement.

                            Very truly yours,

                            (Seller)

                            By:______________________________________
                            Name:
                            Title:

                                  EXHIBIT L

                  TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY

                                 ARTICLE XIII

           Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 13.01.  Subordinate  Certificate  Loss Coverage;  Limited
Guaranty.  (a) Subject  to  subsection (c) below,  prior  to the  later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date,  the Master  Servicer shall  determine  whether it or any
Subservicer   will   be   entitled   to   any   reimbursement    pursuant   to
Section 4.02(a) on   such   Distribution  Date  for  Advances  or  Subservicer
Advances previously made, (which will not be Advances or Subservicer  Advances
that  were  made  with  respect  to  delinquencies   which  were  subsequently
determined to be Excess  Special Hazard  Losses,  Excess Fraud Losses,  Excess
Bankruptcy  Losses or  Extraordinary  Losses) and, if so, the Master  Servicer
shall  demand  payment  from  Residential  Funding  of an amount  equal to the amount  of  any  Advances  or  Subservicer  Advances  reimbursed  pursuant  to
Section 4.02(a),  to the extent such Advances or Subservicer Advances have not been  included  in the amount of the  Realized  Loss in the  related  Mortgage
Loan,  and shall  distribute  the same to the Class SB  Certificateholders  in the  same  manner  as if  such  amount  were  to be  distributed  pursuant  to
Section 4.02(a).

            (b)   Subject to  subsection (c) below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date, the Master Servicer shall determine  whether any Realized
Losses (other than Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,
Excess Fraud Losses and  Extraordinary  Losses) will be allocated to the Class
SB Certificates on such  Distribution  Date pursuant to Section 4.05,  and, if so, the  Master Servicer  shall demand payment from Residential Funding of the amount of such  Realized  Loss and shall  distribute  the same to the Class SB
Certificateholders   in  the  same  manner  as  if  such  amount  were  to  be
distributed pursuant to Section 4.02(a);  provided,  however,  that the amount of such  demand  in  respect  of any  Distribution  Date  shall in no event be greater  than the sum of  (i) the  additional  amount of  Accrued  Certificate
Interest  that  would  have been paid for the Class SB  Certificateholders  on such  Distribution  Date had such  Realized  Loss or Losses not occurred  plus
(ii) the amount of the reduction in the Certificate  Principal Balances of the
Class SB  Certificates on such  Distribution Date due to such Realized Loss or
Losses.  Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of  Section 4.05.
Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy Losses
and  Extraordinary  Losses allocated to the Class SB Certificates  will not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments pursuant to this  Section shall be made prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential  Funding shall be required  to pay  pursuant  to this  Section on  any  Distribution  Date  (the
"Amount  Available")  shall be equal to the  lesser  of (X)
minus the sum of (i) all  previous  payments  made  under  subsections (a) and
(b) hereof and (ii) all draws under the Limited  Guaranty made in lieu of such payments as described  below in  subsection (d) and  (Y) the then  outstanding
Certificate  Principal  Balances of the Class SB  Certificates,  or such lower
amount  as  may  be  established   pursuant  to   Section 13.02.   Residential
Funding's  obligations as described in this Section are  referred to herein as the "Subordinate Certificate Loss Obligation."

            (d)   The Trustee will promptly  notify GMAC LLC of any failure of
Residential  Funding to make any payments  hereunder and shall demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC
LLC, of  Residential  Funding's  obligation to make payments  pursuant to this
Section,  in an amount  equal to the lesser of (i) the  Amount  Available  and
(ii) such  required  payments,  by delivering to GMAC LLC a written demand for payment by wire transfer,  not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

            (e)   All payments made by  Residential  Funding  pursuant to this
Section or  amounts  paid  under  the  Limited  Guaranty  shall  be  deposited directly in the Certificate  Account,  for  distribution  on the  Distribution
Date for such month to the Class SB Certificateholders.

            (f)   The Company shall have the option,  in its sole  discretion, to substitute  for either or both of the Limited  Guaranty or the  Subordinate
Certificate  Loss  Obligation  another  instrument  in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond, insurance policy or similar  instrument or a reserve fund;  provided that (i) the  Company obtains
(subject  to  the  provisions  of   Section 10.01(f) as  if  the  Company  was
substituted  for  the   Master Servicer   solely  for  the  purposes  of  such
provision) an Opinion of Counsel  (which need not be an opinion of Independent counsel) to the effect that  obtaining  such  substitute  corporate  guaranty, irrevocable  letter of  credit,  surety  bond,  insurance  policy  or  similar instrument  or reserve  fund will not cause either  (a) any  federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal tax imposed on "prohibited  transactions" under  Section 860(F)(a)(1) of  the Code or on  "contributions  after the startup  date" under  Section 860(G)(d)(1) of the Code or (b) the  Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  is for an  initial  amount not less than the then  current  Amount
Available  and  contains   provisions  that  are  in  all  material   respects
equivalent to the original  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  (including  that no portion of the fees,  reimbursements  or other obligations  under  any such  instrument  will be borne  by the  Trust  Fund),
(B) the long term debt  obligations of any obligor of any  substitute  Limited
Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the
Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the
Limited  Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such  substitution  and  (C) the  Company  obtains  written confirmation  from each nationally  recognized credit rating agency that rated
the  Class  SB   Certificates   at  the  request  of  the  Company  that  such
substitution  shall not lower the  rating on the Class SB  Certificates  below
the  lesser  of  (a) the   then-current   rating  assigned  to  the  Class  SB
Certificates  by such rating agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such  rating  agency.  Any  replacement  of the
Limited Guaranty or Subordinate  Certificate Loss Obligation  pursuant to this
Section shall   be  accompanied  by  a  written  Opinion  of  Counsel  to  the substitute  guarantor  or obligor,  addressed  to the Master  Servicer and the
Trustee,  that  such  substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee shall reasonably  request.  Neither the Company,  the
Master Servicer  nor the  Trustee  shall be  obligated  to  substitute  for or replace the Limited Guaranty or Subordinate  Certificate Loss Obligation under any circumstance.

            Section 13.02.   Amendments  Relating  to  the  Limited  Guaranty.
Notwithstanding   Sections 11.01   or  13.01:   (i) the   provisions  of  this
Article XIII may be amended,  superseded or deleted, (ii) the Limited Guaranty or  Subordinate  Certificate  Loss  Obligation  may  be  amended,  reduced  or canceled,  and (iii) any other provision of this Agreement which is related or incidental  to the matters  described in this  Article XIII  may be amended in any manner;  in each case by written  instrument  executed or  consented to by
the  Company  and   Residential   Funding  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or otherwise  adversely  affect the  interests  of, the Master
Servicer or the Trustee,  as applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit  rating  agency that rated the Class SB  Certificates  at the  request of the Company to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class SB Certificates  below the lesser of (a) the  then-current rating  assigned  to the  Class SB  Certificates  by such  rating  agency  and
(b) the  original  rating assigned to the Class SB Certificates by such rating agency,  unless  (A) the  Holder  of  100% of the  Class  SB  Certificates  is
Residential  Funding or an  Affiliate  of  Residential  Funding,  or  (B) such amendment,  reduction,  deletion or  cancellation  is made in accordance  with
Section 11.01(e)  and,  provided  further that the Company obtains (subject to the provisions of  Section 10.01(f) as  if the Company was substituted for the
Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a reduction,  cancellation  or
deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an  Opinion  of  Counsel  (which  need  not  be  an  opinion  of
Independent  counsel) to the effect that any such  amendment  or  supersession will not cause  either  (a) any  federal  tax to be imposed on the Trust Fund,
including  without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of  the Code or (b) the Trust Fund to  fail  to  qualify  as  a  REMIC  at  any  time  that  any  Certificate  is outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the  Master  Servicer  together  with an  Opinion  of  Counsel  that  such amendment complies with this Section 13.02.

                                  EXHIBIT M

                           FORM OF LIMITED GUARANTY

                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               Mortgage Asset-Backed Pass-Through Certificates
                               Series 2006-RS6

                                                   _____________, 200__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

Ladies and Gentlemen:

            WHEREAS,  Residential  Funding  Company,  LLC, a Delaware  limited
liability   company   ("Residential   Funding"),   an  indirect   wholly-owned
subsidiary  of GMAC LLC, a  [New York]  limited  liability  company  ("GMAC"), plans to incur certain  obligations as described  under  Section 13.01  of the
Pooling and Servicing  Agreement  dated as of October 30, 2006 (the "Servicing
Agreement"),  among Residential Asset Mortgage Products, Inc. (the "Company"),
Residential  Funding and U.S. Bank  National  Association  (the  "Trustee") as
amended by Amendment  No. ___ thereto,  dated as of ________,  with respect to the Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RS6 (the
"Certificates"); and

            WHEREAS,  pursuant to  Section 13.01  of the Servicing  Agreement,
Residential Funding  agrees to make  payments  to the  Holders of the Class SB
Certificates  with  respect  to  certain  losses  on  the  Mortgage  Loans  as described in the Servicing Agreement; and

            WHEREAS,  GMAC desires to provide certain  assurances with respect to  the  ability  of  Residential  Funding  to  secure  sufficient  funds  and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE,  in  consideration of the premises herein contained and certain  other good and  valuable  consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1.    Provision  of  Funds.  (a) GMAC  agrees  to  contribute  and deposit  in the  Certificate  Account  on behalf of  Residential  Funding  (or otherwise provide to Residential Funding,  or to cause to be made available to
Residential  Funding),  either  directly or through a subsidiary,  in any case prior to the  related  Distribution  Date,  such  moneys as may be required by
Residential  Funding to perform its  Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the demand of the Trustee in accordance with Section 13.01 of the Servicing Agreement.

            (b)   The agreement  set forth in the  preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer  by GMAC  or any  other  person  of all or any  part of its or  their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding affecting  Residential Funding or any other person, by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against  Residential  Funding  or any other  person  or by any  other  fact or
circumstance.   Notwithstanding   the  foregoing,   GMAC's  obligations  under
clause (a) shall  terminate  upon the  earlier  of  (x) substitution  for this
Limited Guaranty pursuant to Section 13.01(f) of  the Servicing Agreement,  or
(y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2.    Waiver.  GMAC  hereby  waives  any  failure  or delay on the part of Residential  Funding,  the Trustee or any other person in asserting or enforcing  any  rights  or in making  any  claims or  demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise  of that or any other such  right.  GMAC  further  waives demand, presentment,  notice of default, protest, notice of acceptance and any other  notices  with  respect to this  Limited  Guaranty,  including,  without limitation,  those of action or nonaction on the part of  Residential  Funding or the Trustee.

            3.    Modification,   Amendment  and  Termination.   This  Limited
Guaranty may be modified,  amended or terminated only by the written agreement of  GMAC  and  the  Trustee  and  only  if  such  modification,  amendment  or termination is permitted under Section 13.02 of the Servicing  Agreement.  The obligations  of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

            4.    Successor.  Except as otherwise  expressly  provided herein, the guarantee  herein set forth shall be binding upon GMAC and its  respective successors.

            5.    Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of  New York,  without  regard to the  conflicts  of law principles  thereof,  other than  Sections 5-1401  and 5-1402 of the  New York
General Obligations Law.

            6.    Authorization  and Reliance.  GMAC  understands  that a copy of this Limited  Guaranty shall be delivered to the Trustee in connection with the execution of Amendment  No. 1 to the  Servicing  Agreement and GMAC hereby authorizes  the  Company  and  the  Trustee  to  rely  on  the  covenants  and agreements set forth herein.

            7.    Definitions.   Capitalized  terms  used  but  not  otherwise
defined herein shall have the meaning given them in the Servicing Agreement.

            8.    Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original  and such counterparts shall constitute but one and the same instrument.

            IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                    GMAC LLC

                                    By: ________________________________
                                    Name:
                                    Title:

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:   _______________________________
Name:
Title:

RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.

By:  ________________________________
Name:
Title:

                                  EXHIBIT N

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                          __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

            Re:   Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                  2006-RS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection  with the assignment
by   _________________   (the  "Trustee")  to   _______________________   (the
"Lender")   of    _______________    (the   "Mortgage   Loan")   pursuant   to
Section 3.13(d) of  the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 30,  2006 among Residential Asset
Mortgage  Products,  Inc.,  as  seller  (the  "Company"),  Residential Funding
Company,  LLC, as master servicer,  and the Trustee. All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

      (i)   the Mortgage  Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or  avoid  mortgage  recording  taxes  or otherwise  comply with, or facilitate a  refinancing  under,  the laws of such jurisdiction;

      (ii)  the  substance  of the  assignment  is, and is  intended  to be, a refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the  Mortgage  Loan  following  the  proposed  assignment  will be modified to have a rate of interest at least 0.25  percent  below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv)  such  assignment  is at the  request  of the  borrower  under  the related Mortgage Loan.

                                    Very truly yours,

                                    (Lender)

                                    By: _____________________________________
                                    Name:
                                    Title:

                                  EXHIBIT O

                 FORM OF RULE 144A INVESTMENT REPRESENTATION

           Description of Rule 144A Securities, including numbers:
               _______________________________________________
               _______________________________________________
               _______________________________________________
               _______________________________________________

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule 144A   Securities   described  above  to  the
undersigned buyer (the "Buyer").

            1. In connection  with such  transfer and in  accordance  with the agreements pursuant to which the Rule 144A  Securities were issued, the Seller hereby  certifies  the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any  offer  to buy or  accept  a transfer,  pledge  or  other  disposition  of the  Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with, any  person  in any  manner,  or made  any  general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute  a  distribution  of  the  Rule 144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the  Rule 144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as defined in  Rule 144A  under the
1933 Act.

            2. The Buyer warrants and  represents to, and covenants  with, the
Seller,  the  Trustee and the Master  Servicer  (as defined in the Pooling and
Servicing  Agreement  (the  "Agreement"),  dated as of October  30, 2006 among
Residential Funding Company, LLC  as Master Servicer  (the "Master Servicer"),
Residential   Asset  Mortgage   Products,   Inc.   as depositor   pursuant  to
Section 5.02 of the Agreement and U.S. Bank National  Association,  as trustee
(the "Trustee"), as follows:

                  a.  The  Buyer  understands  that the  Rule 144A  Securities have not been  registered  under the 1933 Act or the securities  laws of any state.

                  b. The Buyer considers  itself a substantial,  sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and  business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c.  The  Buyer  has  been  furnished  with  all  information regarding  the  Rule 144A  Securities  that it has  requested  from  the
      Seller, the Trustee or the Master Servicer.

                  d.  Neither  the Buyer nor  anyone  acting on its behalf has offered,  transferred,  pledged,  sold  or  otherwise  disposed  of  the
      Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or  solicited  any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the  Rule 144A  Securities  or any other  similar  security from,  or  otherwise  approached  or  negotiated  with  respect  to  the
      Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security  with,  any person in any  manner,  or made any general  solicitation  by means of general  advertising  or in any other manner, or taken any other action,  that would constitute a distribution of the Rule 144A  Securities under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in  Rule 144A  under  the 1933  Act and has  completed either of the forms of  certification  to that effect attached hereto as
      Annex 1 or  Annex 2.  The  Buyer  is aware  that the sale to it is being made in reliance on  Rule 144A.  The Buyer is  acquiring  the  Rule 144A
      Securities  for its own  account  or the  accounts  of  other  qualified institutional buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person reasonably believed to be a  qualified  institutional  buyer  that  purchases  for  its  own account or for the  account of a qualified  institutional  buyer to whom notice is given that the  resale,  pledge or  transfer  is being made in reliance  on  Rule 144A,  or  (ii) pursuant  to another  exemption  from registration under the 1933 Act.

            3.    The Buyer

                  (a)   is not an employee  benefit plan or other plan subject
      to the  prohibited  transaction  provisions  of the Employee  Retirement
      Income  Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986,  as amended  (the "Code")  (each,  a
      "Plan"),  or any Person  (including,  without  limitation,  an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the  U.S. Department  of Labor regulation  promulgated at
      29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any
      Plan (each, a "Plan Investor"), to effect such acquisition; or

                  (b.)  has  provided  the  Trustee,  the  Depositor  and  the
      Master  Servicer  with an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee, the Depositor and the Master
      Servicer  to the  effect  that  the  purchase  and  holding  of Class SB
      Certificates  is permissible  under  applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
      ERISA  or  Section 4975  of the Code (or  comparable  provisions  of any subsequent  enactments) and will not subject the Trustee,  the Depositor or  the  Master  Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or  Section 4975 of the Code) in addition to those  undertaken  in the Pooling and  Servicing  Agreement, which  opinion of counsel  shall not be an expense of the  Trustee,  the
      Depositor or the Master Servicer.

            4. This document may be executed in one or more  counterparts  and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together, shall constitute one and the same document.

                           [SIGNATURE PAGE FOLLOWS]

            IN  WITNESS  WHEREOF,  each  of  the  parties  has  executed  this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer

By:                                      By:
      Name:                                    Name:
      Title:                                   Title:

Taxpayer Identification:                 Taxpayer Identification:

No.                                      No.

Date:                                    Date:

                             ANNEX 1 TO EXHIBIT O

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The  undersigned  hereby  certifies  as follows in  connection  with the
Rule 144A Investment Representation to which this Certification is attached:

      1.    As  indicated  below,  the  undersigned  is the  President,  Chief
Financial  Officer,  Senior Vice President or other  executive  officer of the
Buyer.

      2.    In  connection  with  purchases  by  the  Buyer,  the  Buyer  is a
"qualified  institutional  buyer" as that term is defined in  Rule 144A  under
the         Securities         Act        of        1933         ("Rule 144A")
because (i) the Buyer owned and/or invested on a discretionary basis $______in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in accordance  with  Rule 144A) and  (ii) the Buyer satisfies the criteria in the category marked below.

   ___   Corporation,  etc.  The Buyer is a  corporation  (other  than a bank, savings and loan association or similar  institution),  Massachusetts or similar business trust,  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___   Bank.  The  Buyer  (a) is  a  national  bank or  banking  institution organized  under the laws of any State,  territory or the District of
         Columbia,  the business of which is substantially confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent institution,  and
         (b) has an audited net worth of at least  $25,000,000 as demonstrated in its  latest  annual  financial  statements,  a copy  of  which  is attached hereto.

   ___   Savings and Loan.  The Buyer  (a) is a savings and loan  association,
         building   and  loan   association,   cooperative   bank,   homestead
         association or similar institution,  which is supervised and examined by a State or  Federal  authority  having  supervision  over any such institutions  or  is  a  foreign  savings  and  loan  association  or equivalent  institution  and (b) has an audited net worth of at least
         $25,000,000   as   demonstrated   in  its  latest  annual   financial
         statements.

   ___   Broker-Dealer.   The  Buyer  is  a  dealer  registered   pursuant  to
         Section 15 of the Securities Exchange Act of 1934.

   ___   Insurance  Company.  The Buyer is an insurance  company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks underwritten by insurance  companies and which is subject to  supervision  by the insurance  commissioner  or a similar official  or  agency  of a State  or  territory  or the  District  of
         Columbia.

   ___   State or Local Plan. The Buyer is a plan  established  and maintained
         by  a  State,   its   political   subdivisions,   or  any  agency  or
         instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

   ___   ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the meaning of Title I of the Employee  Retirement Income Security Act of
         1974.

   ___   Investment  Adviser.  The Buyer is an investment  adviser  registered under the Investment Advisers Act of 1940.

   ___   SBIC. The Buyer is a Small Business  Investment  Company  licensed by
         the  U.S. Small  Business   Administration  under   Section 301(c) or
         (d) of the Small Business Investment Act of 1958.

   ___   Business  Development  Company.  The Buyer is a business  development company as defined in  Section 202(a)(22) of  the Investment Advisers
         Act of 1940.

   ___   Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust  company  and  whose  participants  are  exclusively  (a) plans established  and maintained by a State,  its political  subdivisions, or any  agency  or  instrumentality  of the  State  or its  political subdivisions,  for the  benefit  of its  employees,  or  (b) employee benefit  plans  within  the  meaning  of  Title  I  of  the  Employee
         Retirement  Income Security Act of 1974, but is not a trust fund that includes as participants  individual  retirement  accounts or H.R. 10 plans.

      3.    The  term   "securities"   as  used   herein   does  not   include
(i) securities of issuers that are affiliated with the Buyer,  (ii) securities that are part of an unsold  allotment to or  subscription by the Buyer, if the
Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,
(iv) loan  participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and  (vii) currency,  interest rate and commodity swaps.

      4.    For purposes of  determining  the  aggregate  amount of securities owned and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the  cost of such  securities  to the  Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

      5.    The Buyer  acknowledges  that it is familiar  with  Rule 144A  and
understands   that  the  seller  to  it  and  other  parties  related  to  the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___     Will the Buyer be purchasing the Rule 144A
  Yes     No      Securities only for the Buyer's own account?

      6.    If the answer to the foregoing  question is "no", the Buyer agrees that, in connection  with any purchase of securities sold to the Buyer for the account of a third  party  (including  any  separate  account)  in reliance on
Rule 144A,  the Buyer will only purchase for the account of a third party that at the  time is a  "qualified  institutional  buyer"  within  the  meaning  of
Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by  Rule 144A  to conclude  that such third party  independently
meets  the  definition  of  "qualified   institutional  buyer"  set  forth  in
Rule 144A.

      7.    The  Buyer  will   notify  each  of  the  parties  to  which  this
certification  is made  of any  changes  in the  information  and  conclusions herein.  Until  such  notice is  given,  the  Buyer's  purchase  of  Rule 144A
Securities  will constitute a reaffirmation  of this  certification  as of the date of such purchase.

                              Print Name of Buyer

                              By: _____________________________________
                                    Name:
                                    Title:

                              Date:

                             ANNEX 2 TO EXHIBIT O

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

            The  undersigned  hereby  certifies as follows in connection  with the  Rule 144A  Investment  Representation  to  which  this  Certification  is attached:

            1.    As indicated below, the undersigned is the President,  Chief
Financial  Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified  institutional  buyer" as that term is defined in  Rule 144A  under the Securities Act of 1933 ("Rule 144A")  because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

            2.    In  connection  with  purchases  by  Buyer,  the  Buyer is a
"qualified  institutional  buyer" as defined in SEC Rule 144A  because (i) the
Buyer is an investment  company registered under the Investment Company Act of
1940,  and (ii) as  marked below,  the Buyer alone,  or the Buyer's  Family of
Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year.  For  purposes of  determining  the amount of  securities owned by the Buyer or the Buyer's  Family of  Investment  Companies,  the cost of such securities was used.

____        The Buyer owned  $___________________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

____        The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $______________  in  securities  (other than the excluded  securities  referred  to  below)  as of  the  end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

            3.    The term  "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated
(by virtue of being majority owned  subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4.    The  term  "securities"  as used  herein  does  not  include
(i) securities  of issuers that are  affiliated  with the Buyer or are part of the  Buyer's  Family of  Investment  Companies,  (ii) bank  deposit  notes and
certificates   of   deposit,   (iii) loan   participations,    (iv) repurchase
agreements,  (v) securities  owned but subject to a repurchase  agreement  and
(vi) currency, interest rate and commodity swaps.

            5.    The Buyer is familiar with  Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only purchase for the Buyer's own account.

            6.    The  undersigned  will  notify  each of the parties to which this  certification  is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                    Print Name of Buyer

                                    By: ____________________________________
                                    Name:
                                    Title:

                                    IF AN ADVISER:

                                    Print Name of Buyer

                                    Date:

                                  EXHIBIT P

                                  [RESERVED]

                                 EXHIBIT Q-1

                     FORM OF ERISA REPRESENTATION LETTER

                          [For Class B Certificates]

                                    ______________, 2006

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RAMP Series 2006-RS6

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

      Re:   Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-RS6, Class [A-__], Class M-[_]

Ladies and Gentlemen:
            _________________________  (the  "Purchaser")  intends to purchase
from   ___________________________   (the  "Seller")   $_____________  Initial
Certificate   Principal   Balance  of   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-RS6, Class __ (the "Certificates"),  issued pursuant
to  the  Pooling  and   Servicing   Agreement   (the  "Pooling  and  Servicing
Agreement"),  dated as of October 30, 2006 among  Residential  Asset  Mortgage
Products,  Inc., as seller (the  "Depositor"),  Residential  Funding  Company,
LLC, as master  servicer  (the  "Master  Servicer"),  and U.S.  Bank  National
Association,  as  trustee  (the  "Trustee").  All terms  used  herein  and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that:

            (a)   The Purchaser is not an employee  benefit plan or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security Act of 1974,  as amended  ("ERISA"),  or  Section 4975 of the
Internal  Revenue Code of 1986, as amended (the "Code") (each,  a "Plan"),  or any Person (including,  an investment  manager, a named fiduciary or a trustee of  any  Plan)  who  is  using  "plan  assets,"  within  the  meaning  of  the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"),  to effect such acquisition; or

            (b)   The Purchaser is an insurance  company,  the source of funds used to  purchase or hold the  Certificates  (or any  interest  therein) is an
"insurance  company general account" (as defined in  U.S. Department  of Labor
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

            In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Trustee,  the Depositor and the Master
Servicer  that  the  Purchaser  will  not  transfer  the  Certificates  to any transferee  unless either such transferee  meets the requirements set forth in either (a) or (b) above.

                                          Very truly yours,

                                          (Purchaser)

                                          By:  ______________________________
                                          Name:
                                          Title:

                                 EXHIBIT Q-2

                     FORM OF ERISA REPRESENTATION LETTER
             [for Class A Certificates and Class M Certificates]

                                                                        [date]
Residential Funding Company, LLC
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RAMP Series 2006-RS6

      Re:   Residential Asset Mortgage Products, Inc. Mortgage
            Asset-Backed Pass-Through Certificates, Series 2006-RS6
            Class __

Ladies and Gentlemen:
      _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series
2006-RS6, Class __ (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
October 30, 2006 among Residential Asset Mortgage Products, Inc., as seller
(the "Depositor"), Residential Funding Company, LLC, as master servicer (the
"Master Servicer"), and U.S. Bank National Association, as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

      (1)   As of any date prior to the termination of the Swap Agreement, the Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that its acquisition of the above referenced certificates and the right to receive (and its receipt of) payments from the supplemental interest trust are eligible for exemptive relief available under at least one of the following exemptions:

      (a)   Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

      (b)   PTCE 90-1, regarding investments by insurance company pooled separate accounts;
      (c)   PTCE 91-38, regarding investments by bank collective investment funds;

      (d)   PTCE 95-60, regarding investments by insurance company general accounts;

      (e)   PTCE 96-23, regarding transactions negotiated by certain in-house asset managers; or

      (f)   Section 408(b)(17) of ERISA, regarding transactions between a
            Plan and a person or an entity that is a party in interest to such Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in the transaction) solely by reason of providing services to the Plan, but only if the Plan pays no more, or receives no less, than adequate consideration.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that prior to the termination of the Swap Agreement, the Purchaser will not transfer the Certificates to any transferee unless that transferee meets the requirements in (a), (b), (c), (d), (e) or (f) above.

      (2)   As of any date after the  termination of the Swap  Agreement,  the
Purchaser  hereby  certifies,  represents  and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

      (a)   The Purchaser is not an employee  benefit or other plan subject to the prohibited  transaction provisions of ERISA or Section 4975 of the Code  (each,  a  "Plan"),  or any Person  (including,  without limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using plan  assets,  within the meaning of the
            U.S. Department  of  Labor  regulation  promulgated  at  29 C.F.R.
          ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan
            (each, a "Plan Investor") to effect such acquisition;

      (b)   The  Purchaser  has  acquired and is holding the  Certificates  in reliance  on  U.S.  Department  of  Labor  Prohibited  Transaction
            Exemption  ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29, 1994), as
            most  recently  amended  by  PTE  2002-41,   67  Fed.  Reg.  54487
            (August 22,  2002) (the "RFC Exemption"),  and that it understands that there are certain  conditions to the  availability of the RFC
            Exemption  including that such  Certificate  must be rated, at the time of  purchase,  not lower than "BBB-" (or its  equivalent)  by
            Standard & Poor's or Moody's; or

      (c)   The  Purchaser is an insurance  company,  the source of funds used to purchase or hold the Certificates (or any interest  therein) is an  "insurance  company  general  account"  (as  defined  in  U.S.
            Department  of  Labor  Prohibited   Transaction   Class  Exemption
            ("PTCE")  95-60),  and the  conditions set forth in Sections I and
            III of PTCE 95-60 have been satisfied.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that after the  termination  of the Swap  Agreement,  the  Purchaser  will not transfer the  Certificates to any transferee  unless that transferee meets the requirements in (a), (b) or (c) above.

                                          Very truly yours,
                                          By: _______________________
                                          Name: ____________________
                                          Title: _____________________

                                 EXHIBIT R-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

      I have  reviewed  this  report on Form 10-K and all reports on Form 10-D required  to be filed in respect of the period  covered by this report on Form
10-K of the trust (the Exchange Act periodic  reports) created pursuant to the
Pooling and Servicing  Agreement dated  ____________ (the  "Agreement")  among
Residential Asset Mortgage Products,  Inc.,  Residential Funding Company,  LLC
(the "Master Servicer") and [Name of Trustee] (the "Trustee");

      (1)   Based on my knowledge,  Exchange Act periodic reports,  taken as a whole,  do not  contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

      (2)   Based on my  knowledge,  all of the  distribution,  servicing  and other  information  required  to be  provided  under  Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

      (3)   I am  responsible  for reviewing the  activities  performed by the
Master Servicer and based on my knowledge and the compliance  review conducted in preparing the servicer  compliance  statement required in this report under
Item  1123 of  Regulation  AB and  except as  disclosed  in the  Exchange  Act periodic reports,  the Master Servicer has fulfilled its obligations under the
Agreement; and

      (4)   All of the reports on  assessment  of  compliance  with  servicing criteria for asset-backed  securities and their related attestation reports on assessment of compliance with servicing  criteria for asset-backed  securities required  to be  included  in this  report in  accordance  with  Item 1122  of
Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report. Any material  instances  of  noncompliance  described  in such  reports  have been disclosed in this report on Form 10-K.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior  officer in charge of the  servicing  functions of the Master Servicer

                                 EXHIBIT R-2

            FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

      The   undersigned,   a   Responsible   Officer  of  U.S.  Bank  National
Association (the "Trustee") certifies that:

      1.    The Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions of the Pooling and Servicing
Agreement  dated  as of  October 30,  2006  (the  "Agreement")  by  and  among
Residential  Asset  Mortgage  Products,  Inc. (the  "Depositor"),  Residential
Funding  Company,  LLC (the "Master  Servicer")  and the Trustee in accordance with the standards set forth therein.

      2.    Based on my knowledge,  the list of Certificateholders as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the 20___ calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN  WITNESS  THEREOF,  I  have  duly  executed  this  certificate  as of
____________, 20___.

                                          _________________________________
                                          [Signature]
                                          Name:
                                          Title:

                                  EXHIBIT S

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                  EXHIBIT T

                 SCHEDULE OF SWAP AGREEMENT NOTIONAL BALANCES

                                  EXHIBIT U

                                SWAP AGREEMENT

                      [See Tab [__] of the closing set]

                                  EXHIBIT V

      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The  assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified below as "Applicable  Servicing
Criteria":

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                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
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  REFERENCE                      CRITERIA
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                     GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i) Policies  and   procedures  are  instituted  to
              monitor any  performance  or other triggers and
              events  of  default  in  accordance   with  the
              transaction agreements.
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1122(d)(1)(ii)If  any  material   servicing   activities  are
              outsourced  to  third  parties,   policies  and
              procedures  are instituted to monitor the third
              party's  performance  and compliance  with such
              servicing activities.
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1122(d)(1)(iiiAny requirements in the transaction  agreements to  maintain  a back-up  servicer  for the pool
              assets are maintained.
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1122(d)(1)(iv)A  fidelity   bond  and  errors  and  omissions
              policy is in effect on the party  participating
              in  the  servicing   function   throughout  the
              reporting  period  in the  amount  of  coverage
              required by and  otherwise in  accordance  with
              the terms of the transaction agreements.
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                    CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i) Payments on pool assets are deposited  into the    |X| (as to
              appropriate   custodial   bank   accounts   and    accounts held
              related  bank  clearing  accounts  no more than     by Trustee)
              two business days  following  receipt,  or such
              other   number   of  days   specified   in  the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)Disbursements  made via wire transfer on behalf   |X| (as to
              of an obligor or to an  investor  are made only   investors only)
              by authorized personnel.
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------------------------------------------------------------------------------
1122(d)(2)(iiiAdvances  of  funds  or  guarantees   regarding
              collections,  cash flows or distributions,  and
              any  interest  or other fees  charged  for such
              advances,  are made,  reviewed  and approved as
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              The related accounts for the transaction,  such
              as   cash   reserve    accounts   or   accounts
              established       as      a       form       of   |X| (as to
              overcollateralization,      are      separately   accounts held
              maintained  (e.g.,  with respect to commingling   by Trustee)
              of  cash)  as  set  forth  in  the  transaction
1122(d)(2)(iv)agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v) Each  custodial  account  is  maintained  at  a federally  insured  depository  institution  as
              set forth in the  transaction  agreements.  For
              purposes of this criterion,  "federally insured
              depository   institution"  with  respect  to  a
              foreign  financial  institution means a foreign
              financial    institution    that    meets   the
              requirements   of  Rule   13k-1(b)(1)   of  the
              Securities Exchange Act.
------------------------------------------------------------------------------
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1122(d)(2)(vi)Unissued   checks  are  safeguarded  so  as  to
              prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(viiReconciliations   are  prepared  on  a  monthly
              basis for all asset-backed  securities  related
              bank  accounts,  including  custodial  accounts
              and  related  bank  clearing  accounts.   These
              reconciliations     are      (A) mathematically
              accurate;  (B) prepared within 30 calendar days
              after the bank  statement  cutoff date, or such
              other   number   of  days   specified   in  the
              transaction   agreements;    (C) reviewed   and
              approved  by someone  other than the person who
              prepared the  reconciliation;  and  (D) contain
              explanations  for  reconciling   items.   These
              reconciling   items  are  resolved   within  90
              calendar     days     of     their     original
              identification,  or such  other  number of days
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i) Reports  to  investors,  including  those to be filed with the  Commission,  are  maintained in
              accordance with the transaction  agreements and
              applicable       Commission       requirements.
              Specifically,  such reports (A) are prepared in
              accordance  with timeframes and other terms set
              forth    in   the    transaction    agreements;
              (B) provide     information    calculated    in
              accordance  with  the  terms  specified  in the
              transaction agreements;  (C) are filed with the
              Commission   as   required  by  its  rules  and
              regulations;  and (D) agree with  investors' or
              the  trustee's  records as to the total  unpaid
              principal  balance  and  number of pool  assets
              serviced by the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)Amounts  due to  investors  are  allocated  and       |X|
              remitted   in   accordance   with   timeframes,
              distribution   priority  and  other  terms  set
              forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements  made to an  investor  are posted
              within  two  business  days  to the  servicer's
              investor records,  or such other number of days       |X|
1122(d)(3)(iiispecified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Amounts  remitted to investors per the investor
              reports agree with cancelled  checks,  or other       |X|
1122(d)(3)(iv)form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i) Collateral   or  security  on  pool  assets  is
              maintained  as  required  by  the   transaction
              agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool   assets   and   related   documents   are
              safeguarded  as  required  by  the  transaction
1122(d)(4)(ii)agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iiiAny  additions,  removals or  substitutions  to the asset pool are made,  reviewed and approved
              in   accordance    with   any   conditions   or
              requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)Payments   on  pool   assets,   including   any
              payoffs,  made in  accordance  with the related
              pool   asset   documents   are  posted  to  the
              servicer's  obligor records  maintained no more
              than two business days after  receipt,  or such
              other   number   of  days   specified   in  the
              transaction   agreements,   and   allocated  to
              principal,   interest  or  other  items  (e.g.,
              escrow) in  accordance  with the  related  pool
              asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v) The  servicer's   records  regarding  the  pool
              assets agree with the  servicer's  records with
              respect  to  an  obligor's   unpaid   principal
              balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)Changes  with respect to the terms or status of
              an   obligor's    pool   asset   (e.g.,    loan
              modifications or re-agings) are made,  reviewed
              and   approved  by   authorized   personnel  in
              accordance with the transaction  agreements and
              related pool asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiLoss  mitigation  or  recovery  actions  (e.g., forbearance  plans,  modifications and deeds in
              lieu   of   foreclosure,    foreclosures    and
              repossessions,  as  applicable)  are initiated,
              conducted and concluded in accordance  with the
              timeframes  or other  requirements  established
              by the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(viiRecords  documenting   collection  efforts  are
              maintained  during  the  period a pool asset is
              delinquent in accordance  with the  transaction
              agreements.  Such records are  maintained on at
              least a monthly  basis,  or such  other  period
              specified in the  transaction  agreements,  and
              describe the entity's  activities in monitoring
              delinquent pool assets including,  for example,
              phone calls,  letters and payment  rescheduling
              plans  in cases  where  delinquency  is  deemed
              temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(ix)Adjustments  to  interest  rates  or  rates  of return for pool assets with variable  rates are
              computed   based  on  the  related  pool  asset
              documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(x) Regarding  any  funds  held  in  trust  for  an obligor  (such as  escrow  accounts):  (A) such
              funds  are  analyzed,  in  accordance  with the
              obligor's pool asset documents,  on at least an
              annual  basis,  or such other period  specified
              in the transaction agreements;  (B) interest on
              such funds is paid,  or  credited,  to obligors
              in  accordance   with   applicable  pool  asset
              documents  and state laws;  and (C) such  funds
              are returned to the obligor  within 30 calendar
              days  of full  repayment  of the  related  pool
              asset,  or such other number of days  specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xi)Payments  made on behalf of an obligor (such as tax  or  insurance  payments)  are  made  on or
              before  the  related   penalty  or   expiration
              dates,  as indicated on the  appropriate  bills
              or notices  for such  payments,  provided  that
              such support has been  received by the servicer
              at  least  30  calendar  days  prior  to  these
              dates,  or such other number of days  specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xiiAny late payment  penalties in connection  with any  payment to be made on behalf of an obligor
              are paid  from  the  servicer's  funds  and not
              charged  to  the   obligor,   unless  the  late
              payment  was  due to  the  obligor's  error  or
              omission.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements  made on behalf of an obligor are
              posted   within  two   business   days  to  the
              obligor's  records  maintained by the servicer,
              or such other  number of days  specified in the
1122(d)(4)(xiitransaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xivDelinquencies,  charge-offs  and  uncollectible
              accounts   are   recognized   and  recorded  in
              accordance with the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Any  external  enhancement  or  other  support,
              identified  in Item  1114(a)(1) through  (3) or
              Item 1115 of  Regulation  AB, is  maintained as       |X|
1122(d)(4)(xv)set forth in the transaction agreements.
------------------------------------------------------------------------------